UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-04391

                                   PBHG Funds
               (Exact name of registrant as specified in charter)
                                    --------


               1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087 (Address of principal executive offices) (Zip code)

                                David J. Bullock
                           Liberty Ridge Capital, Inc.
               1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087
                     (Name and address of agent for service)

                                   Copies to:
   William H. Rheiner, Esq.                        Andra C. Ozols, Esq.
Ballard Spahr Andrews & Ingersoll                Old Mutual Capital, Inc.
 1735 Market Street, 51st Floor             4643 South Ulster Street, 6th Floor
  Philadelphia, PA 19103-7599                       Denver, CO 80237
      (215) 864-8600                                (720) 200-7725


       Registrant's telephone number, including area code: 1-610-647-4100

                     Date of fiscal year end: March 31, 2006

                  Date of reporting period: September 30, 2005

                             2005 SEMI-ANNUAL REPORT

                                                              September 30, 2005

[GRAPHIC ART OMITTED]

                                                             [PBHG LOGO OMITTED]

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                                  [BLANK PAGE]

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                                                                      PBHG FUNDS

                                                               TABLE OF CONTENTS

Message to Shareholders .....................................................................................2
About This Report ...........................................................................................3

PBHG GROWTH FUNDS

      PBHG EMERGING GROWTH FUND
           PBHG Class (PBEGX), Class A (PAEGX), Class C (PCEGX) .............................................6
      PBHG GROWTH FUND
           PBHG Class (PBHGX), Advisor Class (PBGWX), Class A (PAHGX), Class C (PCHGX) .....................11
      PBHG LARGE CAP GROWTH CONCENTRATED FUND
           PBHG Class (PLCPX), Advisor Class (PLTAX), Class A (PLGAX), Class C (PCLAX) .....................16
      PBHG LARGE CAP GROWTH FUND
           PBHG Class (PBHLX), Advisor Class (PBLAX), Class A (PALGX), Class C (PCLGX) .....................20
      PBHG SELECT GROWTH FUND
           PBHG Class (PBHEX), Class A (PAHEX), Class C (PCHEX) ............................................25
      PBHG STRATEGIC SMALL COMPANY FUND
           PBHG Class (PSSCX), Advisor Class (PBSSX), Class A (PSSAX), Class C (PCSSX) .....................29

PBHG BLEND FUNDS

      ANALYTIC DISCIPLINED EQUITY FUND
           PBHG Class (PBDEX), Class A (PADEX), Class C (PCDEX) ............................................37
      PBHG FOCUSED FUND
           PBHG Class (PBFVX), Class A (PAFCX), Class C (PCFCX) ............................................42
      PBHG LARGE CAP FUND
           PBHG Class (PLCVX), Advisor Class (PBLVX), Class A (PLCAX), Class C (PCCAX) .....................46
      PBHG MID-CAP FUND
           PBHG Class (PBMCX), Advisor Class (PMCAX), Class A (PAMIX), Class C (PCCPX) .....................50
      PBHG SMALL CAP FUND
           PBHG Class (PBSVX), Advisor Class (PVAAX), Class A (PSAMX), Class C (PSCMX) .....................56

PBHG VALUE FUNDS

      CLIPPER FOCUS FUND
           PBHG Class (PBFOX), Advisor Class (PCLFX), Class A (PAFOX), Class C (PCFOX) .....................62
      TS&W SMALL CAP VALUE FUND
           PBHG Class (PSMVX), Class A (PACVX), Class C (PCCVX) ............................................66

PBHG SPECIALTY FUNDS

      HEITMAN REIT FUND
           PBHG Class (PBRTX), Advisor Class (PBRAX), Class A (PARTX), Class C (PCRTX) .....................72
      PBHG TECHNOLOGY & COMMUNICATIONS FUND
           PBHG Class (PBTCX), Advisor Class (PTNAX), Class A (PATCX), Class C (PCOMX) .....................76

PBHG FIXED INCOME FUNDS

      DWIGHT INTERMEDIATE FIXED INCOME FUND
           PBHG Class (PBFIX), Class A (PAFIX), Class C (PCIRX) ............................................80
      DWIGHT SHORT TERM FIXED INCOME FUND
           PBHG Class (PBCPX), Advisor Class (PACPX), Class A (PIRAX), Class C (PIRCX) .....................85

PBHG MONEY MARKET FUND

      PBHG CASH RESERVES FUND
           (PBCXX) .........................................................................................90

Statements of Operations ...................................................................................94
Statements of Changes in Net Assets ........................................................................98
Financial Highlights ......................................................................................104
Notes to Financial Statements .............................................................................113
Proxy Voting and Portfolio Holdings .......................................................................128
Portfolio Expenses Example ................................................................................129
Board Review and Approval of New Investment Management Agreements and Fees                                 133

PBHG FUNDS

MESSAGE TO SHAREHOLDERS

DEAR SHAREHOLDER:

   It appears that the stock market has become somewhat adept at stealth maneuvers. After all, if most experts' predictions for the six months ended September 30, 2005 had materialized, it would have been a bleak period for U.S. equities. During the last two quarters, stocks faced tremendous obstacles. Oil prices soared to new records, short-term interest rates climbed to their highest level in four years, and the economy weathered not one, but two major hurricanes in the form of Katrina and Rita. The impact of hurricane Rita fortunately was milder than expected, but Katrina earned the distinction of being the costliest natural disaster in U.S. history. The fact that the broad market managed to post gains for the period while withstanding these shocks provided supporting evidence to the market's resilience and to the underlying strength of economic growth that was present before the natural disasters struck.

   The ongoing speculation regarding the direction of oil prices and interest rates created a difficult, event-driven market for investors. Undaunted by these challenges, virtually all of the major averages recorded gains for the six months ended September 30, 2005. While the energy sector has been a standout for some time, other areas also performed well, including many technology issues, REITs, and growth style investments. Although equity performance was prone to turbulence and sector rotation during the period, we are generally pleased with the performance of the PBHG Funds for the past six months. The Funds generally performed in line with their respective benchmarks, with several Funds outperforming for the period. We invite you to refer to the pages that follow for complete performance information on all of the PBHG Funds.

   We are also excited by changes in other areas. We recently announced several new developments regarding the Funds. The PBHG Funds' Independent Board of Trustees has made a series of strategic decisions aimed at enhancing the benefits provided to shareholders. These changes include new management, enhanced resources and lower expenses.

   Subject to shareholder approval, the Board of Trustees has appointed Old Mutual Capital, Inc., an affiliate of the Funds' current adviser, as the new investment manager to the Funds. The appointment is expected to become effective on or about January 1, 2006 on an interim basis pending the consent of PBHG Fund shareholders. In addition, the PBHG Funds' trust will be renamed Old Mutual Advisor Funds II, a move that will more closely align the Funds with Old Mutual Capital and its parent company, Old Mutual Asset Management.

   Finally, Old Mutual Capital has agreed to lower management fees and to reduce overall expenses on most of the Funds effective January 1, 2006.

   Although the outlook for the financial markets remains uncertain, with several macroeconomic factors clouding the forecast, we are sure of one thing. We remain committed to providing our shareholders with superior investment products and a high level of customer service. We believe the changes we are making to the Funds will ultimately make them more competitive and position them to better navigate the market environment ahead. We look forward to the coming months with optimism, as these changes materialize. Thank you for your continued investment.


Sincerely,

/s/ David J. Bullock             [PHOTO OMITTED]

David J. Bullock
PRESIDENT
PBHG FUNDS

                                                                      PBHG FUNDS

                                                               ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in a Fund's per-share price, and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-433-0051 or visit www.pbhgfunds.com for performance results current to the most recent month-end.

Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. PBHG Funds offers Class A, Class C, and PBHG Class shares of most Funds. Certain Funds also offer Advisor Class shares, which are only available to eligible shareholders. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Advisor Class shares are subject to an annual service fee of 0.25%. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA

This report reflects views, opinions, and Fund holdings as of September 30, 2005, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of September 30, 2005 are included in each Fund's Statement of Net Assets. There is no assurance that the securities purchased remain in the Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific securities indexes. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Funds may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.

DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX

The unmanaged Dow Jones Wilshire Real Estate Securities Index is a market weighted capitalization index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies, and partnerships. This index is float adjusted.

LEHMAN INTERMEDIATE U.S. AGGREGATE BOND INDEX

The Lehman Intermediate U.S. Aggregate Bond Index is an unmanaged index of fixed income securities with medium term durations.

MERRILL LYNCH 1-3 YEAR U.S. TREASURIES INDEX

The Merrill Lynch 1-3 Year U.S. Treasuries Index is a capitalization weighted basket of all outstanding U.S. Treasury notes and bonds having between one and three years remaining term to maturity and a minimum outstanding of $1 billion.

PSE TECHNOLOGY(R) INDEX

The PSE Technology(R)Index is a price-weighted index of the top 100 U.S. technology stocks.

RUSSELL 3000(R) INDEX

The unmanaged Russell 3000(R)Index measures the performance of the largest 3,000 publicly traded U.S. companies.

RUSSELL 3000(R) GROWTH INDEX

The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) INDEX

The unmanaged Russell 1000(R)Index measures the performance of the largest 1,000 publicly traded U.S. companies.

RUSSELL 1000(R) GROWTH INDEX

The Russell 1000(R)Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

PBHG FUNDS

RUSSELL 2000(R) INDEX

The Russell 2000(R) Index is an unmanaged index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

RUSSELL 2000(R) GROWTH INDEX

The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

RUSSELL 2000(R) VALUE INDEX

The Russell 2000(R) Value Index measures the performance of these Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL MIDCAP(R) GROWTH INDEX

The Russell Midcap(R) Growth Index consists of stocks from the Russell 1000(R) Index with a greater than average growth orientation.

S&P 1500 INDEX

The unmanaged Standard & Poor's (S&P) SuperComposite 1500 Index is a broad-based, capitalization-weighted index comprising 1,500 large-cap, mid-cap, and small-cap U.S. companies.

S&P 500 INDEX

The unmanaged S&P 500 Index is a market value-weighted index of large-cap common stocks considered representative of the broad market.

S&P MIDCAP 400 INDEX

The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic stocks chosen for their market capitalization, liquidity, and industry group representations.

AVERAGES

LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE

A fund that invests at least 65% of its assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than five to ten years. The Lipper Intermediate Grade Debt Funds Average represents the average performance of 472 mutual funds classified by Lipper, Inc. in the Intermediate Investment Grade Debt category.

LIPPER LARGE-CAP CORE FUNDS AVERAGE

Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have an average price-to-book ratio, and three-year earnings growth figure, compared to the S&P 500 Index. The Lipper Large-Cap Core Funds Average represents the average performance of 939 mutual funds classified by Lipper, Inc. in the Large-Cap Core category.

LIPPER LARGE CAP GROWTH FUNDS AVERAGE

Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year earnings growth figure compared to the S&P 500 Index.

LIPPER MID-CAP CORE FUNDS AVERAGE

Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Mid-cap core funds have wide latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the S&P MidCap 400 Index. The Lipper Mid-Cap Core Funds Average represents the average performance of 318 mutual funds classified by Lipper, Inc. in the Mid-Cap Core category.

LIPPER MID-CAP GROWTH FUNDS AVERAGE

Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Mid-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three year earnings growth figure compared to the S&P MidCap 400 Index. The Lipper Mid-Cap Growth Funds Average represents the average performance of 541 mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category.

LIPPER MONEY MARKET FUNDS AVERAGE

A fund that invests in money market instruments with an average maturity of less than 6 months. The fund may invest in commercial paper, floating rate notes, certificates of deposit, and cash deposits. The Lipper Money Market Funds Average represents the average performance of 393 mutual funds classified by Lipper, Inc. in the Money Market category.

LIPPER MULTI-CAP CORE FUNDS AVERAGE

Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating assets in companies in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted

                                                                      PBHG FUNDS

median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year earnings growth figure, compared to the S&P 1500 Index. The Multi-Cap Core Funds Average represents the average performance of 780 mutual funds classified by Lipper, Inc. in the Multi-Cap Core category.

LIPPER MULTI-CAP GROWTH FUNDS AVERAGE

Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating equity assets in companies in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Multi-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three year earnings growth figure compared to the S&P 1500 Index. The Lipper Multi-Cap Growth Funds Average represents the average performance of 444 mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category.

LIPPER MULTI-CAP VALUE FUNDS AVERAGE

Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating equity assets in companies in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Multi-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three year earnings growth figure, compared to the S&P 1500 Index. The Lipper Multi-Cap Value Funds Average represents the average performance of 508 mutual funds classified by Lipper, Inc. in the Multi-Cap Value category.

LIPPER REAL ESTATE FUNDS AVERAGE

A fund that invests at least 65% of its portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The Lipper Real Estate Funds Average represents the average performance of 225 mutual funds classified by Lipper, Inc. in the Real Estate category.

LIPPER SCIENCE AND TECHNOLOGY FUNDS AVERAGE

A fund that invests at least 65% of its equity portfolio in science and technology stocks. The Lipper Science & Technology Funds Average represents the average performance of 301 mutual funds classified by Lipper, Inc. in the Science & Technology category.

LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE

A fund that invests at least 65% of its assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years. The Lipper Short Investment Grade Debt Funds Average represents the average performance of 218 mutual funds classified by Lipper, Inc. in the Short Investment Grade Debt category.

LIPPER SMALL-CAP CORE FUNDS AVERAGE

Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P 1500 Index. Small -cap core funds have more latitude in the companies which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Average represents the average performance of 616 mutual funds classified by Lipper, Inc. in the Small-Cap Core category.

LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P 1500 Index. Small -cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Growth Funds Average represents the average performance of 535 mutual funds classified by Lipper, Inc. in the Small-Cap Core category.

Index returns and statistical data included in this report are provided by Bloomberg, FactSet, and Lehman Brothers.

PBHG FUNDS

PBHG EMERGING GROWTH FUND

MANAGEMENT DISCUSSION AND ANALYSIS

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended September 30, 2005, the PBHG Emerging Growth Fund's PBHG Class posted a strong gain of 9.50% at net asset value, but fell slightly short of its benchmark, the Russell 2000(R) Growth Index which returned 10.02% and the Lipper Small-Cap Growth Funds Average return of 9.68% for the period. Performance for all share classes can be found on the following page.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Small capitalization equities outperformed the broader market during the first half of the six-month period covered by this semi-annual report, reversing an earlier trend. Business conditions remained generally positive throughout the period, but the market's view of the maturity of the business cycle remained unstable. On the one hand, the end of rate increases was believed to be in sight, which was considered a positive. On the other hand, the flattening yield curve caused by inexplicably soft long term interest rates seemed to foreshadow a slowdown or even recession, which was a negative for the economy.

    On the surface, the respectable gains recorded by most of the major averages for the second half of the period would imply a friendly equity environment for investors. However, that was not the case. The last three months of the period were volatile; there were enough worries to keep even the most experienced investors up at night. Of course, the most significant challenge came in the form of the destructive and fiscally expensive hurricane Katrina. However, in a one-two combination, hurricane Rita also wreaked her share of havoc. These natural disasters exposed the vulnerability of domestic oil production, causing short-term supply disruptions and sending energy prices skyrocketing. While the market has been anticipating the end of monetary tightening, the Federal Reserve showed no signs of relenting, even in the wake of Katrina. The Fed has been concerned that steady economic growth and rising energy costs may ignite inflationary pressures, which to date have remained benign.

Q.  WHICH MARKET FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE?

A. Health care proved to be a strong performing sector during the period and strong stock selection within the health care sector aided Fund returns. The Fund's holdings in consumer securities performed well, also aiding performance relative to the benchmark. The technology sector continued to lag as an investment opportunity and the Fund remained modestly overweight the sector. However, strong stock selection in this area led to a positive contribution to return. Basic materials were a particularly poor place to invest during the period, as commodity pricing trends turned negative. The Fund's lack of exposure to this area benefited performance.

    An underweight position relative to the benchmark in oil-related businesses and materials accounted for most of the Fund's underperformance. These areas appreciated measurably during the period, with prices and supply yielding to hurricane-related pressures. The energy sector led the Russell 2000(R) Growth Index for the quarter in terms of overall contributions to performance. While long-term portfolio holding Southwestern Energy posted attractive gains, this limited representation in the energy sector failed to contribute to Fund returns in a meaningful way.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. LCA-Vision continued to post strong results. The strength of the Fund's stock selection was evidenced in three health care holdings -- Hologic, Intuitive Surgical, and United Therapeutics -- which were all leading performers for the period. Other strong performers included long-term holdings, American Healthways and Southwestern Energy.

    Detractors from Fund performance included Martek Biosciences (no longer a Fund holding), an ingredient supplier for infant formulas that struggled with manufacturing supply issues, potentially hurting its long term market positioning. Gen-Probe, bio technology holding, was also a detractor. The company has seen growth slow, but is still in line with its own plan, and the Fund's sub-advisor remains comfortable with the longer term outlook. Clothing retailer bebe Stores (no longer a Fund holding) also posted disappointing results for the period.

----------
Effective November 1,2005 the PBHG Emerging Growth Fund is renamed the Old Mutual Emerging Growth Fund and the PBHG Share Class was redesignated as Class Z shares.

                             PERFORMANCE HIGHLIGHTS

o For the six-month period ended September 30, 2005, the PBHG Emerging Growth Fund's PBHG Class posted a strong gain of 9.50% at net asset value, but fell slightly short of its benchmark, the Russell 2000(R) Growth Index, which returned 10.02% and the Lipper Small-Cap Growth Funds Average return of 9.68%.

o Health care proved to be a strong performing sector, and that sector represented the Fund's largest sector weighting.

o An underweighting in the energy and materials sectors detracted from Fund performance.

                                                                      PBHG FUNDS

                                           PBHG EMERGING GROWTH FUND (Unaudited)

              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2005

                                                      One       Annualized   Annualized   Annualized   Annualized
                                          6          Year         3 Year       5 Year       10 Year     Inception
                                       Months^      Return        Return       Return       Return       to Date
-----------------------------------------------------------------------------------------------------------------
PBHG Class*                             9.50%       22.52%       21.89%       (17.69)%      (2.27)%       4.89%
-----------------------------------------------------------------------------------------------------------------
Class A with load+                      3.13%       15.26%         n/a           n/a          n/a         2.93%
-----------------------------------------------------------------------------------------------------------------
Class A without load+                   9.39%       22.24%         n/a           n/a          n/a         6.01%
-----------------------------------------------------------------------------------------------------------------
Class C with load+                      8.00%       20.31%         n/a           n/a          n/a         5.23%
-----------------------------------------------------------------------------------------------------------------
Class C without load+                   9.00%       21.31%         n/a           n/a          n/a         5.23%
-----------------------------------------------------------------------------------------------------------------
Russell 2000(R)Growth Index*           10.02%       17.97%       23.23%        (2.54)%       4.67%        6.89%
-----------------------------------------------------------------------------------------------------------------
Lipper Small-Cap Growth Funds Average*  9.68%       18.57%       20.42%        (2.45)%       8.16%        9.24%
-----------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 3.
*  Inception date 6/14/93
+  Inception date 9/30/03
^  Not annualized

                          VALUE OF A $10,000 INVESTMENT

                    [LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                  PBHG Emerging                             Lipper Small-Cap
                  Growth Fund --      Russell 2000(R)         Growth Funds
                    PBHG Class         Growth Index             Average
                  -------------       --------------        ----------------
6/14/93             $ 10,000             $ 10,000               $ 10,000
6/30/93             $ 10,120             $ 11,413               $ 10,000
7/31/93             $ 10,320             $ 11,527               $ 10,055
8/31/93             $ 11,440             $ 12,079               $ 10,607
9/30/93             $ 12,650             $ 12,478               $ 11,014
10/31/93            $ 13,220             $ 12,839               $ 11,174
11/30/93            $ 12,480             $ 12,319               $ 10,771
12/31/93            $ 13,258             $ 12,806               $ 11,290
1/31/94             $ 13,800             $ 13,146               $ 11,627
2/28/94             $ 14,244             $ 13,089               $ 11,629
3/31/94             $ 13,258             $ 12,285               $ 10,948
4/30/94             $ 13,420             $ 12,303               $ 10,922
5/31/94             $ 13,008             $ 12,028               $ 10,707
6/30/94             $ 12,152             $ 11,514               $ 10,209
7/31/94             $ 12,520             $ 11,678               $ 10,397
8/31/94             $ 13,854             $ 12,535               $ 11,102
9/30/94             $ 14,797             $ 12,587               $ 11,188
10/31/94            $ 15,816             $ 12,721               $ 11,384
11/30/94            $ 15,621             $ 12,207               $ 10,970
12/31/94            $ 16,411             $ 12,494               $ 11,196
1/31/95             $ 15,704             $ 12,240               $ 11,061
2/28/95             $ 16,324             $ 12,805               $ 11,516
3/31/95             $ 17,497             $ 13,179               $ 11,902
4/30/95             $ 17,878             $ 13,377               $ 12,030
5/31/95             $ 17,976             $ 13,553               $ 12,217
6/30/95             $ 19,617             $ 14,487               $ 13,104
7/31/95             $ 21,584             $ 15,616               $ 14,229
8/31/95             $ 21,834             $ 15,808               $ 14,447
9/30/95             $ 22,627             $ 16,134               $ 14,875
10/31/95            $ 21,942             $ 15,340               $ 14,418
11/30/95            $ 23,257             $ 16,017               $ 14,972
12/31/95            $ 24,361             $ 16,372               $ 15,252
1/31/96             $ 23,780             $ 16,237               $ 15,146
2/29/96             $ 25,136             $ 16,977               $ 15,902
3/31/96             $ 26,275             $ 17,313               $ 16,394
4/30/96             $ 30,079             $ 18,642               $ 17,915
5/31/96             $ 31,457             $ 19,598               $ 18,784
6/30/96             $ 29,509             $ 18,324               $ 17,890
7/31/96             $ 25,443             $ 16,087               $ 16,081
8/31/96             $ 27,448             $ 17,278               $ 17,139
9/30/96             $ 29,999             $ 18,168               $ 18,190
10/31/96            $ 28,404             $ 17,384               $ 17,604
11/30/96            $ 28,347             $ 17,868               $ 17,963
12/31/96            $ 28,522             $ 18,216               $ 18,125
1/31/97             $ 28,817             $ 18,671               $ 18,598
2/28/97             $ 24,603             $ 17,544               $ 17,488
3/31/97             $ 22,672             $ 16,306               $ 16,375
4/30/97             $ 21,601             $ 16,117               $ 16,207
5/31/97             $ 25,874             $ 18,539               $ 18,383
6/30/97             $ 27,357             $ 19,168               $ 19,404
7/31/97             $ 28,216             $ 20,150               $ 20,758
8/31/97             $ 28,522             $ 20,755               $ 21,107
9/30/97             $ 31,289             $ 22,411               $ 22,766
10/31/97            $ 28,687             $ 21,065               $ 21,650
11/30/97            $ 27,616             $ 20,563               $ 21,256
12/31/97            $ 27,475             $ 20,575               $ 21,390
1/31/98             $ 27,145             $ 20,300               $ 21,114
2/28/98             $ 29,111             $ 22,092               $ 22,886
3/31/98             $ 30,406             $ 23,019               $ 24,041
4/30/98             $ 30,618             $ 23,160               $ 24,260
5/31/98             $ 27,899             $ 21,478               $ 22,715
6/30/98             $ 28,758             $ 21,697               $ 23,287
7/31/98             $ 26,321             $ 19,885               $ 21,727
8/31/98             $ 21,401             $ 15,295               $ 17,151
9/30/98             $ 23,296             $ 16,846               $ 18,444
10/31/98            $ 23,013             $ 17,725               $ 19,236
11/30/98            $ 24,826             $ 19,099               $ 20,853
12/31/98            $ 28,300             $ 20,828               $ 23,076
1/31/99             $ 28,394             $ 21,765               $ 23,699
2/28/99             $ 25,098             $ 19,774               $ 21,609
3/31/99             $ 24,353             $ 20,478               $ 22,594
4/30/99             $ 23,762             $ 22,286               $ 23,679
5/31/99             $ 24,790             $ 22,321               $ 23,906
6/30/99             $ 27,579             $ 23,497               $ 26,017
7/31/99             $ 26,929             $ 22,771               $ 25,960
8/31/99             $ 26,669             $ 21,919               $ 25,682
9/30/99             $ 28,784             $ 22,342               $ 26,327
10/31/99            $ 30,699             $ 22,914               $ 27,788
11/30/99            $ 34,007             $ 25,337               $ 31,231
12/31/99            $ 41,981             $ 29,803               $ 36,924
1/31/00             $ 40,339             $ 29,525               $ 36,625
2/29/00             $ 53,650             $ 36,395               $ 45,419
3/31/00             $ 49,029             $ 32,569               $ 43,193
4/30/00             $ 42,901             $ 29,280               $ 38,624
5/31/00             $ 37,691             $ 26,717               $ 35,545
6/30/00             $ 47,522             $ 30,168               $ 41,190
7/31/00             $ 43,244             $ 27,583               $ 38,648
8/31/00             $ 50,353             $ 30,484               $ 43,074
9/30/00             $ 47,595             $ 28,969               $ 41,441
10/31/00            $ 40,425             $ 26,618               $ 38,789
11/30/00            $ 29,859             $ 21,785               $ 32,141
12/31/00            $ 31,394             $ 23,118               $ 34,885
1/31/01             $ 31,182             $ 24,989               $ 35,963
2/28/01             $ 24,729             $ 21,564               $ 31,205
3/31/01             $ 21,105             $ 19,603               $ 28,275
4/30/01             $ 25,707             $ 22,003               $ 31,784
5/31/01             $ 24,914             $ 22,513               $ 32,455
6/30/01             $ 25,152             $ 23,127               $ 33,357
7/31/01             $ 22,758             $ 21,154               $ 31,459
8/31/01             $ 20,537             $ 19,833               $ 29,593
9/30/01             $ 16,490             $ 16,633               $ 25,086
10/31/01            $ 18,381             $ 18,233               $ 27,081
11/30/01            $ 20,497             $ 19,755               $ 29,269
12/31/01            $ 21,172             $ 20,985               $ 31,040
1/31/02             $ 20,114             $ 20,238               $ 30,127
2/28/02             $ 16,980             $ 18,928               $ 28,247
3/31/02             $ 18,818             $ 20,573               $ 30,422
4/30/02             $ 16,834             $ 20,128               $ 29,579
5/31/02             $ 15,353             $ 18,951               $ 28,127
6/30/02             $ 13,555             $ 17,344               $ 26,088
7/31/02             $ 11,743             $ 14,679               $ 22,490
8/31/02             $ 11,306             $ 14,672               $ 22,468
9/30/02             $ 9,931              $ 13,612               $ 20,994
10/31/02            $ 11,227             $ 14,300               $ 21,905
11/30/02            $ 13,092             $ 15,718               $ 23,568
12/31/02            $ 11,095             $ 14,634               $ 22,043
1/31/03             $ 10,883             $ 14,237               $ 21,514
2/28/03             $ 10,606             $ 13,857               $ 20,905
3/31/03             $ 10,500             $ 14,067               $ 21,250
4/30/03             $ 11,650             $ 15,398               $ 23,003
5/31/03             $ 13,184             $ 17,133               $ 25,234
6/30/03             $ 13,713             $ 17,463               $ 25,921
7/31/03             $ 14,864             $ 18,784               $ 27,486
8/31/03             $ 16,265             $ 19,792               $ 29,034
9/30/03             $ 15,908             $ 19,291               $ 28,340
10/31/03            $ 17,641             $ 20,958               $ 30,922
11/30/03            $ 18,143             $ 21,641               $ 31,883
12/31/03            $ 17,376             $ 21,738               $ 31,899
1/31/04             $ 17,892             $ 22,880               $ 33,242
2/29/04             $ 17,389             $ 22,845               $ 33,209
3/31/04             $ 16,742             $ 22,951               $ 33,176
4/30/04             $ 15,327             $ 21,799               $ 31,474
5/31/04             $ 16,186             $ 22,233               $ 32,037
6/30/04             $ 16,411             $ 22,973               $ 33,002
7/31/04             $ 14,507             $ 20,911               $ 30,203
8/31/04             $ 13,766             $ 20,461               $ 29,294
9/30/04             $ 14,679             $ 21,592               $ 31,008
10/31/04            $ 15,538             $ 22,117               $ 31,786
11/30/04            $ 16,570             $ 23,986               $ 34,036
12/31/04            $ 17,495             $ 24,848               $ 35,422
1/31/05             $ 16,861             $ 23,729               $ 34,054
2/28/05             $ 16,966             $ 24,054               $ 34,657
3/31/05             $ 16,424             $ 23,152               $ 33,541
4/30/05             $ 15,631             $ 21,679               $ 31,559
5/31/05             $ 17,151             $ 23,207               $ 33,673
6/30/05             $ 17,442             $ 23,957               $ 34,815
7/31/05             $ 18,514             $ 25,632               $ 36,935
8/31/05             $ 17,799             $ 25,271               $ 36,403
9/30/05             $ 17,985             $ 25,471               $ 36,793

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's PBHG Class shares on the inception date of June 14, 1993 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds Average at June 30, 1993.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2005

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Basic Materials                    (1%)
Cash                               (1%)
Consumer Cyclical                 (20%)
Consumer Non-Cyclical              (1%)
Energy                             (3%)
Health Care                       (32%)
Industrial                         (3%)
Services                          (12%)
Technology                        (26%)
Transportation                     (1%)

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2005

Urban Outfittes                                          2.9%
American Healthways                                      2.9%
Southwestern Energy                                      2.4%
Hologic                                                  2.4%
Corporate Executive Board                                2.3%
Intuitive Surgical                                       2.2%
Matria Healthcare                                        2.1%
Bright Horizons Family Solutions                         2.1%
United Therapeutics                                      2.1%
Red Robin Gourmet Burgers                                2.0%
-------------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock         23.4%

PBHG FUNDS

PBHG EMERGING GROWTH FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.8%
BASIC MATERIALS -- 0.5%
ADVANCED MATERIALS/PRODUCTS -- 0.5%
Ceradyne*                                             25,450   $        934
                                                               ------------
                                                                        934
                                                               ------------
TOTAL BASIC MATERIALS (COST $293)                                       934
                                                               ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 20.4%
APPAREL MANUFACTURERS -- 1.4%
Quiksilver*                                          169,200          2,445
                                                               ------------
                                                                      2,445
--------------------------------------------------------------------------------
ATHLETIC EQUIPMENT -- 1.1%
Nautilus                                              84,900          1,874
                                                               ------------
                                                                      1,874
--------------------------------------------------------------------------------
CASINO SERVICES -- 0.9%
Shuffle Master*                                       59,000          1,559
                                                               ------------
                                                                      1,559
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 2.5%
Beacon Roofing Supply*                                44,200          1,444
Scansource*                                           21,100          1,028
SCP Pool                                              53,950          1,885
                                                               ------------
                                                                      4,357
--------------------------------------------------------------------------------
E-COMMERCE/PRODUCTS -- 1.8%
Nutri/System*                                         80,400          2,011
Stamps.com*                                           67,850          1,168
                                                               ------------
                                                                      3,179
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 4.0%
JoS A Bank Clothiers*                                 45,045          1,947
Urban Outfitters*                                    168,700          4,960
                                                               ------------
                                                                      6,907
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 1.2%
Tractor Supply*                                       46,300          2,114
                                                               ------------
                                                                      2,114
--------------------------------------------------------------------------------
RETAIL-MUSIC STORE -- 1.9%
Guitar Center*                                        61,400          3,390
                                                               ------------
                                                                      3,390
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 4.1%
California Pizza Kitchen*                             42,400          1,240
PF Chang's China Bistro*                              25,250          1,132
Red Robin Gourmet Burgers*                            76,025          3,485
Texas Roadhouse, Cl A*                                84,250          1,255
                                                               ------------
                                                                      7,112
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 1.5%
Dick's Sporting Goods*                                42,225          1,271
Zumiez*                                               42,350          1,382
                                                               ------------
                                                                      2,653
                                                               ------------
TOTAL CONSUMER CYCLICAL (COST $20,474)                               35,590
                                                               ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.6%
BEVERAGES-NON-ALCOHOLIC -- 1.3%
Hansen Natural*                                       47,350   $      2,229
                                                               ------------
                                                                      2,229
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.3%
Parlux Fragrances*                                    21,100            615
                                                               ------------
                                                                        615
                                                               ------------
TOTAL CONSUMER NON-CYCLICAL (COST $2,129)                             2,844
                                                               ------------
--------------------------------------------------------------------------------
ENERGY -- 2.4%
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.4%
Southwestern Energy*                                  56,900          4,177
                                                               ------------
                                                                      4,177
                                                               ------------
TOTAL ENERGY (COST $1,691)                                            4,177
                                                               ------------
--------------------------------------------------------------------------------
FINANCIAL -- 0.9%
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 0.8%
Calamos Asset Management, Cl A                        57,283          1,414
                                                               ------------
                                                                      1,414
                                                               ------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.1%
Housevalues*                                          12,700            181
                                                               ------------
                                                                        181
                                                               ------------
TOTAL FINANCIAL (COST $1,703)                                         1,595
                                                               ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 32.3%
DIAGNOSTIC EQUIPMENT -- 1.9%
Gen-Probe*                                            40,650          2,010
Immucor*                                              46,400          1,273
                                                               ------------
                                                                      3,283
--------------------------------------------------------------------------------
DIAGNOSTIC KITS -- 0.6%
Meridian Bioscience                                   49,194          1,018
                                                               ------------
                                                                      1,018
--------------------------------------------------------------------------------
MEDICAL IMAGING SYSTEMS -- 0.6%
Merge Technologies*                                   63,700          1,089
                                                               ------------
                                                                      1,089
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 2.0%
Computer Programs & Systems                           40,100          1,385
Quality Systems                                       29,550          2,042
                                                               ------------
                                                                      3,427
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 9.1%
Angiodynamics*                                        63,500          1,334
Arthrocare*                                           58,300          2,345
DJ Orthopedics*                                       42,300          1,224
Foxhollow Technologies*                               42,300          2,014
Intuitive Surgical*                                   50,900          3,730
Kyphon*                                               48,400          2,127
Ventana Medical Systems*                              85,400          3,251
                                                               ------------
                                                                     16,025
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                       PBHG EMERGING GROWTH FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
MEDICAL LASER SYSTEMS -- 2.1%
Cutera*                                               42,175   $      1,094
LCA-Vision                                            42,050          1,561
Palomar Medical Technologies*                         41,300          1,083
                                                               ------------
                                                                      3,738
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.9%
American Medical
   Systems Holdings*                                  74,200          1,495
                                                               ------------
                                                                      1,495
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.6%
Lifecell*                                             46,350          1,003
                                                               ------------
                                                                      1,003
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.3%
Kos Pharmaceuticals*                                  33,725          2,257
                                                               ------------
                                                                      2,257
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.8%
Radiation Therapy Services*                           45,950          1,464
                                                               ------------
                                                                      1,464
--------------------------------------------------------------------------------
PATIENT MONITORING EQUIPMENT -- 0.6%
Aspect Medical Systems*                               33,800          1,002
                                                               ------------
                                                                      1,002
--------------------------------------------------------------------------------
PHYSICAL PRACTICE MANAGEMENT -- 4.9%
American Healthways*                                 116,900          4,956
Matria Healthcare*                                    97,050          3,664
                                                               ------------
                                                                      8,620
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS -- 1.0%
Psychiatric Solutions*                                32,345          1,754
                                                               ------------
                                                                      1,754
--------------------------------------------------------------------------------
THERAPEUTICS -- 2.0%
United Therapeutics*                                  51,000          3,560
                                                               ------------
                                                                      3,560
--------------------------------------------------------------------------------
VITAMINS & NUTRITION PRODUCTS -- 1.5%
USANA Health Sciences*                                55,150          2,631
                                                               ------------
                                                                      2,631
--------------------------------------------------------------------------------
X-RAY EQUIPMENT -- 2.4%
Hologic*                                              71,800          4,146
                                                               ------------
                                                                      4,146
                                                               ------------
TOTAL HEALTH CARE (COST $36,345)                                     56,512
                                                               ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 2.4%
ELECTRONIC MEASURING INSTRUMENTS -- 1.0%
Trimble Navigation*                                   50,600          1,705
                                                               ------------
                                                                      1,705
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT -- 0.6%
Cogent*                                               42,075            999
                                                               ------------
                                                                        999
--------------------------------------------------------------------------------
REMEDIATION SERVICES -- 0.8%
Clean Harbors*                                        43,400   $      1,473
                                                               ------------
                                                                      1,473
                                                               ------------
TOTAL INDUSTRIAL (COST $4,374)                                        4,177
                                                               ------------
--------------------------------------------------------------------------------
SERVICES -- 11.2%
COMMERCIAL SERVICES -- 0.4%
Steiner Leisure*                                      21,200            720
                                                               ------------
                                                                        720
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.3%
SRA International, Cl A*                              63,700          2,260
                                                               ------------
                                                                      2,260
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 4.2%
Corporate Executive Board                             51,297          4,000
CRA International*                                    42,075          1,754
Huron Consulting Group                                59,500          1,596
                                                               ------------
                                                                      7,350
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES -- 0.9%
Chemed                                                35,800          1,552
                                                               ------------
                                                                      1,552
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.6%
Resources Connection*                                 34,000          1,007
                                                               ------------
                                                                      1,007
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.7%
SFBC International*                                   67,150          2,981
                                                               ------------
                                                                      2,981
--------------------------------------------------------------------------------
SCHOOLS-DAY CARE -- 2.1%
Bright Horizons Family Solutions*                     95,000          3,648
                                                               ------------
                                                                      3,648
                                                               ------------
TOTAL SERVICES (COST $13,335)                                        19,518
                                                               ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 26.1%
APPLICATIONS SOFTWARE -- 2.3%
Progress Software*                                    77,950          2,476
SS&C Technologies                                     42,100          1,543
                                                               ------------
                                                                      4,019
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.3%
Jamdat Mobile*                                        21,100            443
                                                               ------------
                                                                        443
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 1.9%
Witness Systems*                                     155,750          3,254
                                                               ------------
                                                                      3,254
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 1.7%
Ansys*                                                75,000          2,887
                                                               ------------
                                                                      2,887
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 1.6%
Trident Microsystems*                                 89,500          2,847
                                                               ------------
                                                                      2,847
--------------------------------------------------------------------------------

PBHG FUNDS

PBHG EMERGING GROWTH FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.3%
Blackbaud                                             42,092   $        596
                                                               ------------
                                                                        596
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 3.0%
Intergraph*                                           44,150          1,974
Micros Systems*                                       65,450          2,863
Stratasys*                                            12,725            378
                                                               ------------
                                                                      5,215
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.8%
Digital River*                                        38,100          1,328
                                                               ------------
                                                                      1,328
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 3.0%
GSI Commerce*                                         84,800          1,688
Websense*                                             46,700          2,391
WebSideStory*                                         67,700          1,200
                                                               ------------
                                                                      5,279
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.5%
Microsemi*                                           102,900          2,628
                                                               ------------
                                                                      2,628
--------------------------------------------------------------------------------
INTERNET CONTENT-INFORMATION/NETWORKS -- 0.6%
Jupitermedia*                                         63,350          1,122
                                                               ------------
                                                                      1,122
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.6%
F5 Networks*                                          22,875            994
                                                               ------------
                                                                        994
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.5%
Aladdin Knowledge Systems*                            25,300            533
Blue Coat Systems*                                    49,600          2,157
                                                               ------------
                                                                      2,690
--------------------------------------------------------------------------------
INTERNET TELEPHONY -- 0.5%
j2 Global Communications*                             21,025            850
                                                               ------------
                                                                        850
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.8%
Netgear*                                              58,900          1,417
                                                               ------------
                                                                      1,417
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.5%
Genesis Microchip*                                    38,000            834
                                                               ------------
                                                                        834
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.1%
Formfactor*                                           25,250            576
Tessera Technologies*                                 42,450          1,270
                                                               ------------
                                                                      1,846
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.3%
Adtran                                                80,750          2,544
Comtech Telecommunications*                           43,250          1,793
Orckit Communications*                                57,200          1,432
                                                               ------------
                                                                      5,769
--------------------------------------------------------------------------------

                                                 Shares/Face      Market
Description                                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
WEB HOSTING/DESIGN -- 0.8%
Macromedia*                                           35,750   $      1,454
                                                               ------------
                                                                      1,454
                                                               ------------
TOTAL TECHNOLOGY (COST $32,276)                                      45,472
                                                               ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
TRANSPORT-SERVICES -- 1.0%
UTI Worldwide                                         21,250          1,651
                                                               ------------
                                                                      1,651
                                                               ------------
TOTAL TRANSPORTATION (COST $1,453)                                    1,651
                                                               ------------
TOTAL COMMON STOCK (COST $114,073)                                  172,470
                                                               ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%
Deutsche Bank
   3.660%, dated 09/30/05, to be
   repurchased on 10/03/05, repurchase
   price $1,788,974 (collateralized by a
   U.S. Government obligation,
   par value $1,853,000, 4.125%,
   10/18/10, total market value $1,824,585)(A)  $      1,788          1,788
                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $1,788)                              1,788
                                                               ------------
TOTAL INVESTMENTS -- 99.8% (COST $115,861)                          174,258
                                                               ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.2%
Receivable for Investment Securities Sold                             2,075
Payable for Administration Fees                                         (18)
Payable for Investment Advisory Fees                                   (123)
Other Assets and Liabilities, Net                                    (1,593)
                                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES                                      341
                                                               ------------
NET ASSETS                                                     $    174,599
                                                               ============
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                             $    426,776
Accumulated net investment loss                                      (1,220)
Accumulated net realized loss on investments                       (309,354)
Unrealized appreciation on investments                               58,397
                                                               ------------
NET ASSETS -- 100.0%                                           $    174,599
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($174,486,973/12,826,763 SHARES)                            $      13.60
                                                               ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($56,189/4,156 SHARES)                                      $      13.52
                                                               ============
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($13.52/94.25%)                                             $      14.34
                                                               ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($55,351/4,156 SHARES)                                      $      13.32
                                                               ============

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
*  Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                                PBHG GROWTH FUND

                                              MANAGEMENT DISCUSSION AND ANALYSIS

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. Although the PBHG Growth Fund's PBHG Class recorded an 8.12% gain at net asset value, it fell short of its benchmark, the Russell Midcap(R) Growth Index, which returned 10.21% and the Lipper Mid-Cap Growth Funds Average which returned 9.62% for the six-month period ended September 30, 2005. Performance for all share classes can be found on the following page.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Although hurricanes Katrina and Rita left a wake of destruction behind them, rattling Gulf Coast residents, investors and the economy along the way, the stock market somehow managed to forge ahead and post strong returns for the six-month period ended September 30, 2005. While it was not exactly smooth sailing for equity returns, most of the major indexes posted respectable gains for the period. The energy sector was once again a standout, particularly for the benchmark Russell Midcap(R) Growth Index where it was one of the top performing sectors. Persistent pressure on prices and supply, which the hurricanes helped to increase, caused many oil-related industries to appreciate substantially. The technology sector, in a reversal from its struggles early in the year, also contributed strongly to the benchmark's performance for the period.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Most of the Fund's underperformance can be attributed to a significantly underweight position in energy stocks relative to the benchmark. Energy was the best performing sector in the Russell Midcap(R) Growth Index during the period. The Fund began the period with no exposure to the sector, but a small energy position was added during the third quarter. This minimal exposure prohibited the Fund from participating meaningfully in the sector's strong performance throughout the period.

    The Fund's largest sector contribution came from its health care holdings. Strong performance in this area was largely the result of favorable stock selection and individual security performance rather than an overweighting in the sector. The Fund's holdings in this sector outperformed the benchmark for the period, led by holdings Celgene and Techne.

    During the second half of the period, both consumer sentiment and spending showed signs of faltering. While robust consumer spending has been supporting economic growth for some time, rising oil prices and interest rates, along with the psychological impact of the hurricanes, likely took their toll during the third quarter. Spending on non-essential items slipped and retailers and department stores were among the weakest performers. As a result, the consumer cyclical sector dragged on performance for both the Fund and the benchmark.

    Stock selection generally contributed favorably to Fund returns including Ameritrade, Chicago Mercantile Exchange, and Corporate Executive Board. Ameritrade was up significantly due to its position as a key consolidating asset within the online brokerage industry. After an acquisition offer from E*Trade, Ameritrade subsequently struck a deal with TD Waterhouse to combine operations. The consolidation offers large cost savings and helped drive stock performance during the period.

    Chicago Mercantile Exchange performed well, as strong operational performance combined with market speculation concerning consolidation among futures exchanges boosted returns. Prior worries about falling prices also became less of a worry. Corporate Executive Board also posted favorable results for the period, driven by strong operating performance. The company has a solid business model and its recent operations growth elevated market expectations about the sustainability of future growth.

    PETCO Animal Supplies (no longer a Fund holding) underperformed after reporting soft sales growth. Management is seeking to rectify the problem, which it believes was related to an under-emphasis on promotional items. Some analysts speculate that the weaker sales may be the result of new stores, both from PETCO and competitors, cannibalizing the company's existing store base. Another disappointing holding was Sigmatel (no longer a Fund holding), a provider of flash disc drives for MP3 players, after the company lowered its earnings estimates as a result of inventory saturation in its major market.

    Other holdings detracted from the Fund's performance for the period. Cognos performed poorly when the company missed guidance for the first time in 15 quarters. The shortfall was driven by the delay of some larger deals, although management maintains that competitive losses were not behind the setbacks. Many analysts believe Cognos' competitive position remains strong.

    The Fund remains overweighted in technology, business services and consumer sectors and underweight in the energy, consumer non-cyclicals and financial sectors.

----------
Effective November 1,2005 the PBHG Growth Fund is renamed the Old Mutual Growth Fund and the PBHG Share Class was redesignated as Class Z shares.

                             PERFORMANCE HIGHLIGHTS

o Although the PBHG Growth Fund's PBHG Class recorded an 8.12% gain at net asset value, it fell short of its benchmark, the Russell Midcap(R) Growth Index, which returned 10.21% and the Lipper Mid-Cap Growth Funds Average which returned 9.62% for the six-month period ended September 30, 2005.

o Most of the Fund's underperformance can be attributed to a significantly underweight position in energy stocks relative to the benchmark.

o The largest positive sector contribution to the Fund came from its health care holdings.

PBHG FUNDS

PBHG GROWTH FUND (Unaudited)

              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2005

                                                      One      Annualized   Annualized    Annualized   Annualized
                                          6          Year        3 Year       5 Year        10 Year     Inception
                                       Months^      Return       Return       Return        Return       to Date
-----------------------------------------------------------------------------------------------------------------
PBHG Class*                            8.12%        18.86%      11.71%       (15.52)%       1.04%        10.97%
-----------------------------------------------------------------------------------------------------------------
Advisor Class+                         7.97%        18.54%      11.40%       (15.73)%        n/a         (0.80)%
-----------------------------------------------------------------------------------------------------------------
Class A with load++                    1.75%        11.71%        n/a           n/a          n/a          5.63%
-----------------------------------------------------------------------------------------------------------------
Class A without load++                 7.98%        18.55%        n/a           n/a          n/a          8.81%
-----------------------------------------------------------------------------------------------------------------
Class C with load++                    6.57%        16.65%        n/a           n/a          n/a          8.01%
-----------------------------------------------------------------------------------------------------------------
Class C without load++                 7.57%        17.65%        n/a           n/a          n/a          8.01%
-----------------------------------------------------------------------------------------------------------------
Russell Midcap(R)Growth Index*        10.21%        23.48%      24.92%        (4.49)%       9.10%         7.60%
-----------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average*   9.62%        20.63%      19.38%        (4.70)%       7.80%        10.72%
-----------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 3.
*  Inception date 12/19/85
+  Inception date 8/16/96
++ Inception date 9/30/03
^  Not annualized

                          VALUE OF A $10,000 INVESTMENT

                    [LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                     PBHG Growth         Russell Midcap(R)      Lipper Mid-Cap
                 Fund -- PBHG Class        Growth Index     Growth Funds Average
                 ------------------      ----------------   --------------------
12/19/85             $     10,000          $  10,000.00          $  10,000.00
1/31/86              $     10,250          $  10,192.30          $  10,217.00
2/28/86              $     11,080          $  11,090.85          $  11,007.80
3/31/86              $     11,510          $  11,756.75          $  11,607.72
4/30/86              $     11,640          $  11,885.13          $  11,675.05
5/31/86              $     12,580          $  12,631.16          $  12,461.94
6/30/86              $     12,680          $  12,826.69          $  12,658.84
7/31/86              $     11,700          $  11,805.94          $  11,582.84
8/31/86              $     12,380          $  12,341.58          $  12,112.18
9/30/86              $     11,240          $  11,318.83          $  11,167.43
10/31/86             $     12,193          $  12,002.15          $  11,784.99
11/30/86             $     12,676          $  12,114.85          $  11,961.76
12/31/86             $     12,394          $  11,755.04          $  11,677.07
1/31/87              $     14,728          $  13,387.86          $  13,266.32
2/28/87              $     16,509          $  14,385.30          $  14,431.10
3/31/87              $     16,871          $  14,579.54          $  14,651.90
4/30/87              $     16,911          $  14,200.42          $  14,439.45
5/31/87              $     17,046          $  14,292.04          $  14,500.09
6/30/87              $     16,508          $  14,877.01          $  14,663.94
7/31/87              $     16,604          $  15,554.09          $  15,197.71
8/31/87              $     17,548          $  16,195.87          $  15,790.42
9/30/87              $     17,524          $  15,838.10          $  15,566.20
10/31/87             $     12,898          $  11,487.03          $  11,434.93
11/30/87             $     11,840          $  10,687.97          $  10,619.62
12/31/87             $     13,832          $  12,079.48          $  11,969.37
1/31/88              $     13,566          $  12,201.79          $  12,030.41
2/29/88              $     14,814          $  13,202.55          $  12,969.99
3/31/88              $     14,660          $  13,262.16          $  13,148.98
4/30/88              $     15,011          $  13,337.07          $  13,419.85
5/31/88              $     14,576          $  13,100.98          $  13,222.57
6/30/88              $     15,684          $  14,091.08          $  14,181.21
7/31/88              $     14,969          $  13,557.78          $  13,789.81
8/31/88              $     14,099          $  13,041.33          $  13,330.61
9/30/88              $     14,744          $  13,557.19          $  13,866.50
10/31/88             $     14,449          $  13,475.31          $  13,726.45
11/30/88             $     14,119          $  13,150.91          $  13,395.64
12/31/88             $     14,780          $  13,640.44          $  13,962.27
1/31/89              $     15,792          $  14,444.34          $  14,830.73
2/28/89              $     15,553          $  14,325.83          $  14,766.96
3/31/89              $     15,244          $  14,501.38          $  15,128.75
4/30/89              $     16,467          $  15,327.33          $  16,060.68
5/31/89              $     18,020          $  16,141.67          $  16,915.11
6/30/89              $     17,004          $  15,925.29          $  16,526.06
7/31/89              $     18,401          $  17,173.04          $  17,762.21
8/31/89              $     19,177          $  17,837.76          $  18,343.03
9/30/89              $     19,896          $  17,831.46          $  18,489.78
10/31/89             $     18,852          $  17,088.01          $  17,641.09
11/30/89             $     18,698          $  17,492.49          $  17,835.15
12/31/89             $     19,109          $  17,934.73          $  18,038.47
1/31/90              $     17,501          $  16,272.77          $  16,528.65
2/28/90              $     18,537          $  16,607.31          $  16,974.92
3/31/90              $     19,377          $  17,303.39          $  17,652.22
4/30/90              $     18,948          $  16,824.83          $  17,281.52
5/31/90              $     21,627          $  18,555.06          $  19,097.81
6/30/90              $     21,823          $  18,784.12          $  19,199.03
7/31/90              $     20,716          $  18,185.23          $  18,659.54
8/31/90              $     17,984          $  16,070.50          $  16,579.00
9/30/90              $     15,483          $  14,981.86          $  15,322.31
10/31/90             $     14,787          $  14,701.79          $  14,845.79
11/30/90             $     16,614          $  16,275.38          $  16,079.47
12/31/90             $     17,266          $  17,014.07          $  16,833.60
1/31/91              $     19,518          $  18,290.29          $  18,148.30
2/28/91              $     20,782          $  19,900.51          $  19,576.58
3/31/91              $     22,659          $  20,940.44          $  20,635.67
4/30/91              $     22,284          $  20,754.02          $  20,474.71
5/31/91              $     23,271          $  21,803.24          $  21,596.72
6/30/91              $     20,664          $  20,614.86          $  20,378.67
7/31/91              $     22,323          $  21,654.82          $  21,725.70
8/31/91              $     23,449          $  22,331.62          $  22,666.42
9/30/91              $     23,074          $  22,305.87          $  22,664.15
10/31/91             $     23,745          $  22,806.37          $  23,364.48
11/30/91             $     22,724          $  22,054.21          $  22,457.94
12/31/91             $     26,179          $  25,015.43          $  25,370.73
1/31/92              $     27,174          $  25,238.12          $  25,903.51
2/29/92              $     27,447          $  25,292.58          $  26,336.10
3/31/92              $     25,782          $  24,253.61          $  25,187.85
4/30/92              $     24,862          $  23,789.40          $  24,364.21
5/31/92              $     24,688          $  23,835.76          $  24,432.43
6/30/92              $     23,544          $  23,126.60          $  23,457.57
7/31/92              $     23,420          $  24,157.56          $  24,318.47
8/31/92              $     22,649          $  23,841.27          $  23,739.69
9/30/92              $     23,644          $  24,363.54          $  24,314.19
10/31/92             $     25,061          $  25,097.46          $  25,308.64
11/30/92             $     28,298          $  26,683.32          $  27,196.66
12/31/92             $     33,612          $  27,194.44          $  28,050.64
1/31/93              $     33,003          $  27,515.06          $  28,592.01
2/28/93              $     30,891          $  26,667.90          $  27,474.07
3/31/93              $     34,668          $  27,440.07          $  28,496.10
4/30/93              $     33,868          $  26,313.08          $  27,527.23
5/31/93              $     37,613          $  27,554.79          $  29,107.30
6/30/93              $     39,822          $  27,441.54          $  29,348.89
7/31/93              $     40,302          $  27,355.05          $  29,475.09
8/31/93              $     43,375          $  28,945.33          $  31,025.48
9/30/93              $     47,344          $  29,291.69          $  32,036.91
10/31/93             $     48,145          $  29,763.58          $  32,331.65
11/30/93             $     46,320          $  29,071.19          $  31,290.57
12/31/93             $     49,312          $  30,237.85          $  32,614.16
1/31/94              $     51,258          $  31,015.87          $  33,491.48
2/28/94              $     51,777          $  30,749.19          $  33,233.60
3/31/94              $     47,592          $  29,299.83          $  31,422.37
4/30/94              $     47,884          $  29,228.22          $  31,384.66
5/31/94              $     45,192          $  29,271.01          $  30,920.17
6/30/94              $     41,591          $  28,011.63          $  29,562.77
7/31/94              $     42,888          $  28,787.55          $  30,358.01
8/31/94              $     47,657          $  30,504.70          $  32,261.46
9/30/94              $     49,052          $  30,001.58          $  32,109.83
10/31/94             $     50,577          $  30,520.04          $  32,777.71
11/30/94             $     49,571          $  29,174.02          $  31,496.10
12/31/94             $     51,654          $  29,582.92          $  32,094.53
1/31/95              $     49,122          $  29,938.56          $  31,898.75
2/28/95              $     51,849          $  31,531.63          $  33,346.96
3/31/95              $     54,219          $  32,782.20          $  34,520.77
4/30/95              $     53,667          $  33,057.24          $  34,852.17
5/31/95              $     54,089          $  33,872.24          $  35,448.14
6/30/95              $     59,998          $  35,413.76          $  37,837.34
7/31/95              $     67,238          $  37,642.35          $  40,660.01
8/31/95              $     67,141          $  38,054.53          $  41,204.85
9/30/95              $     70,712          $  38,901.63          $  42,337.99
10/31/95             $     72,660          $  37,918.58          $  41,503.93
11/30/95             $     75,550          $  39,613.17          $  43,093.53
12/31/95             $     77,660          $  39,634.56          $  43,395.18
1/31/96              $     74,186          $  40,334.50          $  43,633.86
2/29/96              $     79,673          $  41,860.36          $  45,309.40
3/31/96              $     82,140          $  42,190.22          $  46,043.41
4/30/96              $     89,056          $  44,228.43          $  49,040.84
5/31/96              $     93,114          $  45,131.57          $  50,786.69
6/30/96              $     89,348          $  43,767.69          $  49,085.34
7/31/96              $     80,128          $  40,370.01          $  44,765.83
8/31/96              $     84,218          $  42,552.41          $  47,415.96
9/30/96              $     91,621          $  45,255.34          $  50,521.71
10/31/96             $     85,192          $  44,724.49          $  49,571.90
11/30/96             $     87,465          $  47,359.21          $  51,495.29
12/31/96             $     85,290          $  46,561.69          $  51,196.62
1/31/97              $     85,225          $  48,622.04          $  53,142.09
2/28/97              $     76,102          $  47,551.38          $  50,681.61
3/31/97              $     68,375          $  44,864.25          $  47,539.35
4/30/97              $     68,667          $  45,962.98          $  48,095.56
5/31/97              $     77,141          $  50,081.72          $  53,063.83
6/30/97              $     80,420          $  51,467.48          $  55,159.85
7/31/97              $     85,972          $  56,393.95          $  59,671.93
8/31/97              $     84,153          $  55,843.55          $  59,355.67
9/30/97              $     90,192          $  58,669.79          $  63,611.47
10/31/97             $     85,160          $  55,732.19          $  60,647.18
11/30/97             $     82,465          $  56,317.94          $  60,325.75
12/31/97             $     82,433          $  57,057.39          $  61,103.95
1/31/98              $     80,290          $  56,029.79          $  60,217.94
2/28/98              $     87,757          $  61,297.71          $  65,619.49
3/31/98              $     91,653          $  63,867.31          $  68,874.22
4/30/98              $     92,010          $  64,734.63          $  69,569.85
5/31/98              $     83,569          $  62,072.09          $  66,049.61
6/30/98              $     88,212          $  63,828.11          $  68,909.56
7/31/98              $     80,095          $  61,093.71          $  65,422.74
8/31/98              $     60,388          $  49,433.37          $  52,233.51
9/30/98              $     65,063          $  53,172.51          $  56,020.44
10/31/98             $     66,524          $  57,087.60          $  58,787.85
11/30/98             $     72,530          $  60,938.16          $  62,867.73
12/31/98             $     82,920          $  67,248.91          $  70,198.11
1/31/99              $     84,705          $  69,265.04          $  72,346.17
2/28/99              $     76,167          $  65,877.98          $  67,556.85
3/31/99              $     79,576          $  69,546.72          $  71,772.40
4/30/99              $     76,102          $  72,715.97          $  74,894.50
5/31/99              $     78,764          $  71,780.84          $  74,939.44
6/30/99              $     88,764          $  76,791.86          $  80,335.08
7/31/99              $     87,530          $  74,346.81          $  79,113.98
8/31/99              $     89,803          $  73,574.34          $  78,417.78
9/30/99              $     96,978          $  72,948.22          $  79,068.65
10/31/99             $    105,776          $  78,588.58          $  85,481.11
11/30/99             $    122,561          $  86,727.22          $  94,755.82
12/31/99             $    159,576          $ 101,744.03          $ 111,082.24
1/31/00              $    159,543          $ 101,723.68          $ 109,149.41
2/29/00              $    216,428          $ 123,109.05          $ 133,293.26
3/31/00              $    197,803          $ 123,235.86          $ 130,560.75
4/30/00              $    166,851          $ 111,273.35          $ 119,215.02
5/31/00              $    151,392          $ 103,162.64          $ 110,798.44
6/30/00              $    180,997          $ 114,109.22          $ 123,905.89
7/31/00              $    168,367          $ 106,883.83          $ 120,225.89
8/31/00              $    198,511          $ 123,002.98          $ 135,314.24
9/30/00              $    182,277          $ 116,989.36          $ 131,173.62
10/31/00             $    166,582          $ 108,982.61          $ 122,883.45
11/30/00             $    120,137          $  85,299.60          $ 102,374.20
12/31/00             $    122,895          $  89,791.48          $ 109,151.37
1/31/01              $    129,968          $  94,920.37          $ 111,421.72
2/28/01              $    101,003          $  78,501.99          $  96,702.91
3/31/01              $     85,908          $  67,266.79          $  86,297.68
4/30/01              $    101,833          $  78,479.49          $  97,162.56
5/31/01              $    100,212          $  78,110.63          $  97,356.88
6/30/01              $    101,319          $  78,152.03          $  96,889.57
7/31/01              $     92,033          $  72,881.46          $  91,986.96
8/31/01              $     81,600          $  67,599.01          $  85,713.45
9/30/01              $     69,588          $  56,426.92          $  73,447.85
10/31/01             $     73,342          $  62,358.52          $  78,038.34
11/30/01             $     78,479          $  69,072.04          $  84,640.39
12/31/01             $     80,454          $  71,697.47          $  87,907.51
1/31/02              $     76,266          $  69,369.45          $  85,252.70
2/28/02              $     70,101          $  65,436.89          $  80,964.49
3/31/02              $     74,843          $  70,431.04          $  86,186.70
4/30/02              $     74,883          $  66,702.42          $  83,247.73
5/31/02              $     71,800          $  64,712.02          $  80,675.38
6/30/02              $     65,952          $  57,570.40          $  73,608.21
7/31/02              $     60,025          $  51,976.86          $  65,982.40
8/31/02              $     59,037          $  51,795.98          $  65,348.97
9/30/02              $     56,271          $  47,680.79          $  61,003.27
10/31/02             $     57,891          $  51,374.14          $  64,395.05
11/30/02             $     59,590          $  55,395.20          $  68,001.17
12/31/02             $     56,034          $  52,048.33          $  63,873.50
1/31/03              $     55,362          $  51,537.32          $  62,940.95
2/28/03              $     54,295          $  51,089.20          $  61,952.77
3/31/03              $     54,927          $  52,040.54          $  62,776.74
4/30/03              $     58,207          $  55,583.82          $  67,070.67
5/31/03              $     62,317          $  60,932.15          $  72,671.08
6/30/03              $     62,198          $  61,801.17          $  73,804.74
7/31/03              $     64,055          $  64,009.63          $  76,469.10
8/31/03              $     68,046          $  67,534.77          $  80,407.25
9/30/03              $     65,913          $  66,225.34          $  77,834.22
10/31/03             $     71,959          $  71,562.50          $  84,060.96
11/30/03             $     72,828          $  73,477.44          $  86,044.80
12/31/03             $     70,378          $  74,279.45          $  86,569.67
1/31/04              $     72,670          $  76,732.08          $  88,933.02
2/29/04              $     72,986          $  78,019.34          $  90,142.51
3/31/04              $     72,472          $  77,870.25          $  90,106.46
4/30/04              $     69,074          $  75,671.89          $  86,808.56
5/31/04              $     71,484          $  77,457.60          $  88,666.26
6/30/04              $     72,512          $  78,690.26          $  90,741.05
7/31/04              $     65,004          $  73,478.92          $  84,271.22
8/31/04              $     63,463          $  72,573.07          $  82,670.06
9/30/04              $     65,992          $  75,282.58          $  86,332.35
10/31/04             $     68,205          $  77,836.09          $  88,775.55
11/30/04             $     71,682          $  81,855.78          $  93,649.33
12/31/04             $     75,792          $  85,777.33          $  97,723.08
1/31/05              $     72,630          $  83,481.33          $  95,016.15
2/28/05              $     73,658          $  85,595.16          $  96,783.45
3/31/05              $     72,551          $  84,344.61          $  94,963.92
4/30/05              $     69,430          $  81,007.10          $  90,405.65
5/31/05              $     75,317          $  85,648.80          $  95,974.64
6/30/05              $     76,582          $  87,241.36          $  97,961.31
7/31/05              $     80,059          $  92,331.80          $ 103,427.55
8/31/05              $     78,716          $  91,767.84          $ 102,620.82
9/30/05              $     78,439          $  93,070.94          $ 104,078.03

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's PBHG Class shares on the inception date of December 19, 1985 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Mid-Cap Growth Funds Average at December 31, 1985.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2005

[[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Cash                                                      (1%)
Consumer Cyclical                                        (24%)
Energy                                                    (1%)
Financial                                                 (2%)
Health Care                                              (20%)
Industrial                                                (8%)
Services                                                 (14%)
Technology                                               (29%)
Transportation                                            (1%)

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2005

Corporate Executive Board                                4.1%
Cognizant Technology Solutions, Cl A                     4.1%
Celgene                                                  3.1%
Precision Castparts                                      2.9%
Marvell Technology Group                                 2.8%
Cognos                                                   2.8%
Coach                                                    2.8%
Lam Research                                             2.4%
Resmed                                                   2.2%
Techne                                                   2.2%
-------------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock         29.4%

                                                                      PBHG FUNDS

                                                                PBHG GROWTH FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.9%
CONSUMER CYCLICAL -- 24.2%
APPAREL MANUFACTURERS -- 4.3%
Coach*                                               606,681   $     19,026
Polo Ralph Lauren                                    204,700         10,296
                                                               ------------
                                                                     29,322
--------------------------------------------------------------------------------
CASINO HOTELS -- 1.8%
Station Casinos                                      188,100         12,482
                                                               ------------
                                                                     12,482
--------------------------------------------------------------------------------
CASINO SERVICES -- 0.4%
International Game Technology                         99,500          2,686
                                                               ------------
                                                                      2,686
--------------------------------------------------------------------------------
CRUISE LINES -- 1.5%
Royal Caribbean Cruises                              242,800         10,489
                                                               ------------
                                                                     10,489
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 2.1%
CDW                                                   97,400          5,739
Fastenal                                             141,100          8,620
                                                               ------------
                                                                     14,359
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 4.5%
American Eagle Outfitters                            390,304          9,184
Chico's FAS*                                         244,800          9,009
Nordstrom                                            205,000          7,035
Pacific Sunwear Of California*                       258,750          5,548
                                                               ------------
                                                                     30,776
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 1.5%
O'Reilly Automotive*                                 376,000         10,596
                                                               ------------
                                                                     10,596
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 1.6%
Tractor Supply*                                      245,200         11,193
                                                               ------------
                                                                     11,193
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 2.0%
Williams-Sonoma*                                     348,300         13,357
                                                               ------------
                                                                     13,357
--------------------------------------------------------------------------------
RETAIL-PET FOOD & SUPPLIES -- 1.1%
Petsmart                                             348,100          7,582
                                                               ------------
                                                                      7,582
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 3.4%
Darden Restaurants                                   187,900          5,707
Panera Bread, Cl A*                                  117,800          6,029
PF Chang's China Bistro*                             141,100          6,325
Sonic*                                               188,000          5,142
                                                               ------------
                                                                     23,203
                                                               ------------
TOTAL CONSUMER CYCLICAL (COST $122,677)                             166,045
                                                               ------------
--------------------------------------------------------------------------------
ENERGY -- 0.2%
OIL-FIELD SERVICES -- 0.2%
Hanover Compressor*                                   90,578   $      1,255
                                                               ------------
                                                                      1,255
                                                               ------------
TOTAL ENERGY (COST $--)                                               1,255
                                                               ------------
--------------------------------------------------------------------------------
FINANCIAL -- 2.3%
FIDUCIARY BANKS -- 0.6%
Investors Financial Services                         120,600          3,968
                                                               ------------
                                                                      3,968
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 1.7%
Ameritrade Holding*                                  529,800         11,380
                                                               ------------
                                                                     11,380
                                                               ------------
TOTAL FINANCIAL (COST $11,764)                                       15,348
                                                               ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 19.8%
DENTAL SUPPLIES & EQUIPMENT -- 2.0%
Dentsply International                               258,700         13,975
                                                               ------------
                                                                     13,975
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 3.1%
St. Jude Medical*                                    133,600          6,252
Techne*                                              263,400         15,009
                                                               ------------
                                                                     21,261
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 0.6%
Covance*                                              94,100          4,516
                                                               ------------
                                                                      4,516
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 4.6%
Henry Schein*                                        216,400          9,223
Mentor                                               191,600         10,540
Varian Medical Systems*                              292,800         11,568
                                                               ------------
                                                                     31,331
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 4.2%
Celgene*                                             385,900         20,962
Invitrogen*                                          105,800          7,959
                                                               ------------
                                                                     28,921
--------------------------------------------------------------------------------
MEDICAL-HMO -- 0.7%
Sierra Health Services*                               70,400          4,849
                                                               ------------
                                                                      4,849
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.5%
Express Scripts*                                     161,400         10,039
                                                               ------------
                                                                     10,039
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 3.1%
Resmed*                                              189,900         15,126
Respironics*                                         140,000          5,905
                                                               ------------
                                                                     21,031
                                                               ------------
TOTAL HEALTH CARE (COST $77,585)                                    135,923
                                                               ------------
--------------------------------------------------------------------------------

PBHG FUNDS

PBHG GROWTH FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
INDUSTRIAL -- 8.3%
ELECTRONIC MEASURING INSTRUMENTS -- 0.9%
Trimble Navigation*                                  188,500   $      6,351
                                                               ------------
                                                                      6,351
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.9%
L-3 Communications Holdings                           73,200          5,788
                                                               ------------
                                                                      5,788
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 1.9%
Cognex                                               432,600         13,008
                                                               ------------
                                                                     13,008
--------------------------------------------------------------------------------
MACHINERY-PRINT TRADE -- 1.7%
Zebra Technologies, Cl A*                            298,850         11,682
                                                               ------------
                                                                     11,682
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 2.9%
Precision Castparts                                  376,200         19,976
                                                               ------------
                                                                     19,976
                                                               ------------
TOTAL INDUSTRIAL (COST $41,113)                                      56,805
                                                               ------------
--------------------------------------------------------------------------------
SERVICES -- 13.8%
ADVERTISING SERVICES -- 1.7%
Getty Images*                                        138,900         11,951
                                                               ------------
                                                                     11,951
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.1%
ChoicePoint*                                         169,100          7,300
                                                               ------------
                                                                      7,300
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 4.0%
Cognizant Technology Solutions, Cl A*                589,800         27,479
                                                               ------------
                                                                     27,479
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 4.0%
Corporate Executive Board                            353,700         27,581
                                                               ------------
                                                                     27,581
--------------------------------------------------------------------------------
SCHOOLS -- 3.0%
Apollo Group, Cl A*                                  200,869         13,336
ITT Educational Services*                            145,600          7,185
                                                               ------------
                                                                     20,521
                                                               ------------
TOTAL SERVICES (COST $48,280)                                        94,832
                                                               ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 29.7%
APPLICATIONS SOFTWARE -- 1.1%
Intuit*                                              164,700          7,380
                                                               ------------
                                                                      7,380
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.6%
Nextel Partners*                                     445,700         11,187
                                                               ------------
                                                                     11,187
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.9%
Avid Technology*                                     141,100          5,841
                                                               ------------
                                                                      5,841
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 2.5%
Ansys*                                               215,015   $      8,276
Autodesk                                             193,200          8,972
                                                               ------------
                                                                     17,248
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.8%
Kronos*                                              164,200          7,330
Micros Systems*                                      111,400          4,874
                                                               ------------
                                                                     12,204
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.3%
Network Appliance*                                   389,200          9,240
                                                               ------------
                                                                      9,240
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 2.8%
Cognos*                                              490,100         19,080
                                                               ------------
                                                                     19,080
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.6%
Websense*                                             84,000          4,302
                                                               ------------
                                                                      4,302
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.9%
Jabil Circuit*                                       425,100         13,144
                                                               ------------
                                                                     13,144
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.6%
Microchip Technology                                 128,600          3,873
                                                               ------------
                                                                      3,873
--------------------------------------------------------------------------------
INTERNET CONTENT-ENTERTAINMENT -- 0.5%
Shanda Interactive Entertainment ADR*                114,600          3,100
                                                               ------------
                                                                      3,100
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.9%
McAfee*                                              423,200         13,297
                                                               ------------
                                                                     13,297
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.2%
Juniper Networks*                                    333,100          7,924
                                                               ------------
                                                                      7,924
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 4.8%
Emulex*                                              310,500          6,275
Linear Technology                                    199,000          7,481
Marvell Technology Group*                            413,900         19,085
                                                               ------------
                                                                     32,841
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 4.3%
Lam Research*                                        542,500         16,530
Varian Semiconductor
   Equipment Associates*                             303,900         12,876
                                                               ------------
                                                                     29,406
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.9%
Harris                                               319,800         13,368
                                                               ------------
                                                                     13,368
                                                               ------------
TOTAL TECHNOLOGY (COST $131,292)                                    203,435
                                                               ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                                PBHG GROWTH FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                 Shares/Face      Market
Description                                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
TRANSPORT-SERVICES -- 0.6%
Expeditors International Washington                   72,500   $      4,116
                                                               ------------
                                                                      4,116
                                                               ------------
TOTAL TRANSPORTATION (COST $3,613)                                    4,116
                                                               ------------
TOTAL COMMON STOCK (COST $436,324)                                  677,759
                                                               ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%
UBS Warburg LLC
   3.810%, dated 09/30/05, to be
   repurchased on 10/03/05, repurchase
   price $6,794,943 (collateralized by a
   U.S. Government obligation, par value
   $6,910,000, 4.625%, 10/15/13, total
   market value $6,932,968)(A)                  $      6,793          6,793
                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $6,793)                              6,793
                                                               ------------
TOTAL INVESTMENTS -- 99.9% (COST $443,117)                          684,552
                                                               ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.1%
Payable for Administration Fees                                         (70)
Payable for Investment Advisory Fees                                   (485)
Other Assets and Liabilities, Net                                     1,485
                                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES                                      930
                                                               ------------
NET ASSETS                                                     $    685,482
                                                               ============
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                             $  1,923,743
Accumulated net investment loss                                      (4,114)
Accumulated net realized loss on investments                     (1,475,582)
Unrealized appreciation on investments                              241,435
                                                               ------------
NET ASSETS -- 100.0%                                            $    685,482
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($685,312,169/34,527,375 SHARES)                            $      19.85
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($52,746/2,723 SHARES)                                      $      19.37
                                                               ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($59,215/2,998 SHARES)                                      $      19.75
                                                               ============
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($19.75/94.25%)                                             $      20.95
                                                               ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($58,333/2,998 SHARES)                                      $      19.46
                                                               ============

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
*  Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
LLC -- Limited Liability Company
Cost figures are shown with "000's" omitted.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

PBHG LARGE CAP GROWTH CONCENTRATED FUND

MANAGEMENT DISCUSSION AND ANALYSIS

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. Even though stocks faced a multitude of obstacles during the six-month period ended September 30, 2005, the Fund's PBHG Class and its benchmarks posted solid gains. The Russell 1000(R) Growth Index gained 6.57% and the Lipper Large-Cap Growth Funds Average was up 7.44% during the period. Posting an 11.55% gain at net asset value, the PBHG Large Cap Growth Concentrated Fund's PBHG Class participated fully in the market's advance significantly outperforming its benchmark and category average for the period. Performance for all share classes can be found on the following page.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. The dominant concern for analysts and investors during the period was the relative impact of hurricanes Katrina and Rita on the economy and on inflation. While their long-term effects have yet to be fully determined, Katrina and Rita wreaked immediate havoc on already fragile energy markets. This temporary supply disturbance caused crude oil to rise by approximately $10 a barrel during the quarter, with prices having risen by just over 50% since the beginning of the year. The impact on natural gas was even more dramatic. In the wake of their devastation, the hurricanes also washed away any plans to cut the federal budget deficit, thanks to the approval of a $51 billion spending package for the rebuilding of hurricane-ravaged areas.

    While there was momentary speculation that Katrina might slow the Federal Reserve, the Fed has shown little inclination to relax its tightening bias. Core inflation has been the primary concern, but some experts are speculating that the Fed is also trying to gently deflate real estate prices by raising short-term interest rates. The flat yield curve, a negative for equities, could become even more worrisome if it becomes inverted. An inverted yield curve could even be a harbinger for recession. With Americans facing gasoline prices in the neighborhood of $3 per gallon, along with the prospects of a cold winter and prohibitive natural gas costs, concerns over consumer spending have been on the rise. Other worries include new mandates from the Office of the Comptroller of the Currency requiring credit card companies to increase minimum payments by consumers and the possibility that the "real estate bubble" may finally be waning. These concerns could paint a tough picture for consumers in the fourth quarter of 2005.

Q.  WHICH MARKET FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE?

A. The far-reaching effects that hurricanes Katrina and Rita wrought on the economy and the post-hurricane rally in the energy sector are the primary factors that affected the Fund's performance during the six-month period ended September 30, 2005. For example, consumer staples were in high demand and short supply once rescue efforts were underway. Additionally, energy prices soared especially after Rita gained the distinction of causing more damage to oil rigs than any other storm in history.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Overall, technology contributed most to the Fund's outperformance, which likely came as a surprise to some observers given the sector's ongoing struggles over the past several quarters. The Fund's technology holdings, led by Google, Broadcom and Autodesk outpaced the benchmark's technology sector performance. Internet search engine, Google, generated revenue through search-term advertising while semiconductor designer and manufacturer of communication integrated circuits, Broadcom, exhibited better-than-expected revenues and earnings. Software designer, Autodesk, also surprised analysts with higher-than-expected revenues and earnings. A sizable overweight position in technology helped amplify the sector's overall contribution to Fund performance.

    Detracting modestly from Fund performance was a lack of exposure to the energy and utilities sectors. Though traditionally not considered growth sectors, both areas saw strong upward momentum due to the intense pressure on energy prices over the last several months. Individual holdings that held Fund performance back during the last six months include for-profit adult higher education provider, Apollo Group, and designer, manufacturer, and marketer of orthopedic reconstructive implants, Zimmer Holdings.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE LARGE-CAP GROWTH MARKET?

A. The large cap growth asset class has been out of favor for more than five and a half years. These extended periods of underperformance have, historically, been followed by periods of a reversion to the mean. If and when interest rate hikes stop or slow and oil prices decrease, it is believed that the environment will be more hospitable to the traditional growth companies in which this Fund invests.

----------
Effective November 1,2005 the PBHG Large Cap Growth Concentrated Fund is renamed the Old Mutual Large Cap Growth Concentrated Fund and the PBHG Share Class was redesignated as Class Z shares.

                             PERFORMANCE HIGHLIGHTS

o Posting an 11.55% gain at net asset value, the Large Cap Growth Concecntrated Fund's PBHG Class participated fully in the market's advance, significantly outperforming its benchmark and category average for the six-month period ended September 30, 2005.

o   A sizable overweight position in technology helped Fund performance.

o Internet search engine, Google, generated revenue through search-term advertising and contributed to the Fund's outperformance.

o A lack of exposure to the energy and utilities sectors detracted modestly from Fund performance.

                                                                      PBHG FUNDS

                             PBHG LARGE CAP GROWTH CONCENTRATED FUND (Unaudited)

              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2005

                                                              One        Annualized     Annualized     Annualized
                                                6            Year          3 Year         5 Year        Inception
                                             Months^        Return         Return         Return         to Date
-----------------------------------------------------------------------------------------------------------------
PBHG Class*                                  11.55%         8.08%          11.76%       (16.11)%         9.09%
-----------------------------------------------------------------------------------------------------------------
Advisor Class+                               11.38%         7.80%          11.47%          n/a          (9.75)%
-----------------------------------------------------------------------------------------------------------------
Class A with load++                           5.06%         1.63%           n/a            n/a           5.01%
-----------------------------------------------------------------------------------------------------------------
Class A without load++                       11.45%         7.83%           n/a            n/a           8.16%
-----------------------------------------------------------------------------------------------------------------
Class C with load++                          10.00%         6.05%           n/a            n/a           7.36%
-----------------------------------------------------------------------------------------------------------------
Class C without load++                       11.00%         7.05%           n/a            n/a           7.36%
-----------------------------------------------------------------------------------------------------------------
Russell 1000(R)Growth Index*                  6.57%        11.60%          14.74%        (8.64)%         4.56%
-----------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Average*        7.44%        12.55%          13.36%        (7.83)%         4.83%
-----------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 3.
*  Inception date 11/30/96
+  Inception date 12/29/00
++ Inception date 9/30/03
^  Not annualized

                          VALUE OF A $10,000 INVESTMENT

                    [LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                PBHG Large Cap Growth
                    Concentrated          Russell 1000(R)    Lipper Large-Cap
                  Fund -- PBHG Class       Growth Index    Growth Funds Average
                ---------------------     ---------------  --------------------

11/30/96             $     10,000          $     10,000        $     10,000
12/31/96             $      9,841          $      9,804        $      9,780
1/31/97              $     10,462          $     10,492        $     10,382
2/28/97              $     10,001          $     10,421        $     10,203
3/31/97              $      9,260          $      9,857        $      9,669
4/30/97              $      9,881          $     10,511        $     10,181
5/31/97              $     10,912          $     11,270        $     10,913
6/30/97              $     11,523          $     11,721        $     11,363
7/31/97              $     12,854          $     12,758        $     12,428
8/31/97              $     12,234          $     12,011        $     11,897
9/30/97              $     12,914          $     12,602        $     12,553
10/31/97             $     12,424          $     12,136        $     12,106
11/30/97             $     12,494          $     12,652        $     12,346
12/31/97             $     13,084          $     12,793        $     12,515
1/31/98              $     13,355          $     13,176        $     12,686
2/28/98              $     15,097          $     14,167        $     13,709
3/31/98              $     15,998          $     14,732        $     14,364
4/30/98              $     16,278          $     14,935        $     14,591
5/31/98              $     15,848          $     14,512        $     14,212
6/30/98              $     17,589          $     15,400        $     15,036
7/31/98              $     17,609          $     15,298        $     14,899
8/31/98              $     14,516          $     13,002        $     12,466
9/30/98              $     16,708          $     14,001        $     13,328
10/31/98             $     17,069          $     15,127        $     14,190
11/30/98             $     18,320          $     16,277        $     15,156
12/31/98             $     21,960          $     17,745        $     16,707
1/31/99              $     23,995          $     18,787        $     17,721
2/28/99              $     22,294          $     17,929        $     17,035
3/31/99              $     24,400          $     18,873        $     18,001
4/30/99              $     23,337          $     18,897        $     18,188
5/31/99              $     22,527          $     18,317        $     17,652
6/30/99              $     24,178          $     19,599        $     18,896
7/31/99              $     23,540          $     18,977        $     18,369
8/31/99              $     24,512          $     19,287        $     18,354
9/30/99              $     25,372          $     18,881        $     18,189
10/31/99             $     28,136          $     20,307        $     19,448
11/30/99             $     33,614          $     21,403        $     20,545
12/31/99             $     44,567          $     23,629        $     22,998
1/31/00              $     43,320          $     22,521        $     22,131
2/29/00              $     51,964          $     23,622        $     23,582
3/31/00              $     53,163          $     25,313        $     24,891
4/30/00              $     47,264          $     24,109        $     23,552
5/31/00              $     41,293          $     22,895        $     22,323
6/30/00              $     49,926          $     24,630        $     23,825
7/31/00              $     49,542          $     23,603        $     23,336
8/31/00              $     56,665          $     25,740        $     25,283
9/30/00              $     51,916          $     23,305        $     23,703
10/31/00             $     46,677          $     22,202        $     22,669
11/30/00             $     35,502          $     18,930        $     19,967
12/31/00             $     34,725          $     18,331        $     20,051
1/31/01              $     35,483          $     19,597        $     20,520
2/28/01              $     29,172          $     16,270        $     17,731
3/31/01              $     24,542          $     14,500        $     16,082
4/30/01              $     27,008          $     16,333        $     17,670
5/31/01              $     26,719          $     16,093        $     17,539
6/30/01              $     25,741          $     15,720        $     17,007
7/31/01              $     24,652          $     15,327        $     16,485
8/31/01              $     22,089          $     14,074        $     15,191
9/30/01              $     20,008          $     12,669        $     13,745
10/31/01             $     21,111          $     13,333        $     14,271
11/30/01             $     22,819          $     14,614        $     15,544
12/31/01             $     22,447          $     14,587        $     15,604
1/31/02              $     20,918          $     14,329        $     15,279
2/28/02              $     20,325          $     13,735        $     14,637
3/31/02              $     20,876          $     14,210        $     15,245
4/30/02              $     20,284          $     13,050        $     14,261
5/31/02              $     19,443          $     12,734        $     13,973
6/30/02              $     18,368          $     11,556        $     12,871
7/31/02              $     16,357          $     10,921        $     11,895
8/31/02              $     16,246          $     10,954        $     11,933
9/30/02              $     15,447          $      9,817        $     10,865
10/31/02             $     16,219          $     10,718        $     11,718
11/30/02             $     16,164          $     11,300        $     12,209
12/31/02             $     15,392          $     10,519        $     11,370
1/31/03              $     15,034          $     10,264        $     11,133
2/28/03              $     15,061          $     10,217        $     11,033
3/31/03              $     15,640          $     10,407        $     11,238
4/30/03              $     16,536          $     11,177        $     12,037
5/31/03              $     17,431          $     11,735        $     12,633
6/30/03              $     17,748          $     11,896        $     12,748
7/31/03              $     18,630          $     12,192        $     13,090
8/31/03              $     19,223          $     12,495        $     13,388
9/30/03              $     18,341          $     12,362        $     13,133
10/31/03             $     20,008          $     13,056        $     13,919
11/30/03             $     20,311          $     13,193        $     14,029
12/31/03             $     20,463          $     13,649        $     14,433
1/31/04              $     21,179          $     13,928        $     14,691
2/29/04              $     20,904          $     14,016        $     14,770
3/31/04              $     20,835          $     13,756        $     14,590
4/30/04              $     20,201          $     13,596        $     14,281
5/31/04              $     21,303          $     13,850        $     14,555
6/30/04              $     21,882          $     14,023        $     14,763
7/31/04              $     19,939          $     13,230        $     13,907
8/31/04              $     19,250          $     13,165        $     13,800
9/30/04              $     19,953          $     13,290        $     14,090
10/31/04             $     20,380          $     13,497        $     14,295
11/30/04             $     21,676          $     13,961        $     14,897
12/31/04             $     21,979          $     14,509        $     15,460
1/31/05              $     20,504          $     14,025        $     14,942
2/28/05              $     20,022          $     14,174        $     15,020
3/31/05              $     19,333          $     13,916        $     14,760
4/30/05              $     18,892          $     13,651        $     14,427
5/31/05              $     20,628          $     14,311        $     15,177
6/30/05              $     20,036          $     14,259        $     15,187
7/31/05              $     20,863          $     14,955        $     15,891
8/31/05              $     21,124          $     14,763        $     15,706
9/30/05              $     21,565          $     14,831        $     15,863

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's PBHG Class shares on the inception date of November 30, 1996 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds Average at November 30, 1996.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2005

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Cash                                                      (4%)
Consumer Cyclical                                         (8%)
Financial                                                (20%)
Health Care                                               (5%)
Services                                                 (10%)
Technology                                               (53%)

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2005

Google, Cl A                                            10.8%
Yahoo!                                                   9.6%
eBay                                                     7.0%
Qualcomm                                                 6.5%
Broadcom, Cl A                                           5.9%
Infosys Technologies ADR                                 5.4%
Goldman Sachs Group                                      5.3%
Microsoft                                                5.0%
Staples                                                  4.9%
Teva Pharmaceutical Industries ADR                       4.8%
-------------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock         65.2%

PBHG FUNDS

PBHG LARGE CAP GROWTH CONCENTRATED FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.1%
CONSUMER CYCLICAL -- 7.8%
ENTERTAINMENT SOFTWARE -- 3.1%
Electronic Arts*                                      78,800   $      4,483
                                                               ------------
                                                                      4,483
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 4.7%
Staples                                              319,850          6,819
                                                               ------------
                                                                      6,819
                                                               ------------
TOTAL CONSUMER CYCLICAL (COST $9,145)                                11,302
                                                               ------------
--------------------------------------------------------------------------------
FINANCIAL -- 5.0%
FINANCE-INVESTMENT BANKER/BROKER -- 5.0%
Goldman Sachs Group*                                  59,900          7,283
                                                               ------------
                                                                      7,283
                                                               ------------
TOTAL FINANCIAL (COST $6,143)                                         7,283
                                                               ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 20.0%
MEDICAL INSTRUMENTS -- 3.3%
Guidant                                               68,200          4,698
                                                               ------------
                                                                      4,698
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 4.0%
Zimmer Holdings*                                      84,300          5,808
                                                               ------------
                                                                      5,808
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.9%
Amgen*                                                70,800          5,641
                                                               ------------
                                                                      5,641
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 4.7%
Teva Pharmaceutical Industries ADR*                  200,700          6,707
                                                               ------------
                                                                      6,707
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 4.1%
Caremark Rx*                                         118,620          5,923
                                                               ------------
                                                                      5,923
                                                               ------------
TOTAL HEALTH CARE (COST $26,933)                                     28,777
                                                               ------------
--------------------------------------------------------------------------------
SERVICES -- 9.9%
E-COMMERCE/SERVICES -- 6.8%
eBay*                                                236,800          9,756
                                                               ------------
                                                                      9,756
--------------------------------------------------------------------------------
SCHOOLS -- 3.1%
Apollo Group, Cl A*                                   67,400          4,475
                                                               ------------
                                                                      4,475
                                                               ------------
TOTAL SERVICES (COST $8,992)                                         14,231
                                                               ------------
--------------------------------------------------------------------------------

                                                 Shares/Face      Market
Description                                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 53.4%
APPLICATIONS SOFTWARE -- 10.0%
Infosys Technologies ADR*                            101,300   $      7,524
Microsoft                                            267,500          6,883
                                                               ------------
                                                                     14,407
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 4.2%
Autodesk                                             131,200          6,093
                                                               ------------
                                                                      6,093
--------------------------------------------------------------------------------
COMPUTERS -- 4.3%
Apple Computer*                                      114,700          6,149
                                                               ------------
                                                                      6,149
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 7.6%
Broadcom, Cl A*                                      174,900          8,205
Intel                                                114,200          2,815
                                                               ------------
                                                                     11,020
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.5%
Cisco Systems*                                       117,500          2,107
                                                               ------------
                                                                      2,107
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 19.6%
Google, Cl A*                                         47,200         14,937
Yahoo!*                                              391,100         13,235
                                                               ------------
                                                                     28,172
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 6.2%
Qualcomm*                                            199,900          8,945
                                                               ------------
                                                                      8,945
                                                               ------------
TOTAL TECHNOLOGY (COST $54,123)                                      76,893
                                                               ------------
TOTAL COMMON STOCK (COST $105,336)                                  138,486
                                                               ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.2%
UBS Securities LLC
   3.810%, dated 09/30/05, to be
   repurchased on 10/03/05, repurchase
   price $6,017,209 (collateralized
   by a U.S. Government obligation,
   par value $6,120,000, 4.625%, 10/15/13,
   total market value $6,140,342)(A)            $      6,015          6,015
                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $6,015)                              6,015
                                                               ------------
TOTAL INVESTMENTS -- 100.3% (COST $111,351)                         144,501
                                                               ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.3)%
Payable for Administration Fees                                         (15)
Payable for Investment Advisory Fees                                   (101)
Other Assets and Liabilities, Net                                      (279)
                                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES                                     (395)
                                                               ------------
NET ASSETS                                                     $    144,106
                                                               ============
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                         PBHG LARGE CAP GROWTH CONCENTRATED FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

Description                                                     Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                             $    452,740
Accumulated net investment loss                                        (870)
Accumulated net realized loss on investments                       (340,914)
Unrealized appreciation on investments                               33,150
                                                               ------------
NET ASSETS -- 100.0%                                           $    144,106
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($143,866,621/9,191,731 SHARES)                             $      15.65
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($112,236/7,253 SHARES)                                     $      15.47
                                                               ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($58,497/3,757 SHARES)                                      $      15.57
                                                               ============
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($15.57/94.25%)                                             $      16.52
                                                               ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($68,418/4,460 SHARES)                                      $      15.34
                                                               ============

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
LLC -- Limited Liability Company
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

PBHG LARGE CAP GROWTH FUND

MANAGEMENT DISCUSSION AND ANALYSIS

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. Even though stocks faced a multitude of obstacles during the six-month period ended September 30, 2005, both the broad market and the Fund's benchmark posted solid gains. Posting an 8.59% gain at net asset value, the PBHG Large Cap Growth Fund's PBHG Class participated fully in the market's advance outperforming its benchmark, the Russell 1000(R) Growth Index, which gained 6.57% and the Lipper Large-Cap Growth Funds Average of 7.44%. Performance for all share classes can be found on the following page.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. The dominant concern for analysts and investors was the relative impact of hurricanes Katrina and Rita on the economy and on inflation. While their long-term effects have yet to be fully determined, Katrina and Rita wreaked immediate havoc on already fragile energy markets. This temporary supply disturbance caused crude oil to rise by approximately $10 a barrel during the quarter, with prices having risen by just over 50% since the beginning of the year. The impact on natural gas was even more dramatic. In the wake of their devastation, the hurricanes also washed away any plans to cut the federal budget deficit, thanks to the approval of a $51 billion spending package for the rebuilding of hurricane-ravaged areas.

    While there was momentary speculation that Katrina might slow the Federal Reserve, the Fed has shown little inclination to relax its tightening bias. Core inflation has been the primary concern, but some experts are speculating that the Fed is also trying to gently deflate real estate prices by raising short-term interest rates. The flat yield curve, a negative for equities, could become even more worrisome if it becomes inverted. An inverted yield curve could even be a harbinger for recession. With Americans facing gasoline prices in the neighborhood of $3 per gallon, along with the prospects of a cold winter and prohibitive natural gas costs, concerns over consumer spending have been on the rise. Other worries include new mandates from the Office of the Comptroller of the Currency requiring credit card companies to increase minimum payments by consumers and the possibility that the "real estate bubble" may finally be waning. These concerns could paint a tough picture for consumers in the fourth quarter of 2005.

Q.  WHICH MARKET FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE?

A. The far-reaching effects that hurricanes Katrina and Rita wrought on the economy and the post-hurricane rally in the energy sector are the primary factors that affected the Fund's performance during the six-month period ended September 30, 2005. For example, consumer staples were in high demand and short supply once rescue efforts were underway. Additionally, energy prices soared especially after Rita gained the distinction of causing more damage to oil rigs than any other storm in history.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Overall, technology contributed most to the Fund's outperformance, which likely came as a surprise to some observers given the sector's ongoing struggles over the past several quarters. Our technology holdings, led by Google, Broadcom and Autodesk outpaced that respective area of the benchmark. Internet search engine, Google, generated revenue through search-term advertising while semiconductor designer and manufacturer of communication integrated circuits, Broadcom, exhibited better-than-expected revenues and earnings. Autodesk, 3d AutoCAD software designer, also surprised analysts with higher-than-expected revenues and earnings. A sizable overweight position in technology helped amplify the sector's overall contribution to performance.

    Detracting modestly from Fund performance was our lack of exposure to the energy and utilities sectors. Though traditionally not considered growth sectors, both areas saw strong upward momentum due to the intense pressure on energy prices over the last several months. Individual holdings that held Fund performance back during the last six months include for-profit adult higher education provider, Apollo Group, Inc., and designer, manufacturer, and marketer of orthopedic reconstructive implants, Zimmer Holdings, Inc.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE LARGE-CAP GROWTH MARKET?

A. The large-cap growth asset class has been out of favor for more than five and a half years. These extended periods of underperformance have, historically, been followed by periods of a reversion to the mean. If and when interest rate hikes stop or slow and oil prices decrease, we believe that the environment will be more hospitable to the traditional growth companies in which this Fund invests.

----------
Effective November 1,2005 the PBHG Large Cap Growth Fund is renamed the Old Mutual Large Cap Growth Fund and the PBHG Share Class was redesignated as Class Z shares.

                             PERFORMANCE HIGHLIGHTS

o The Fund's PBHG Class returned 8.59% at net asset value for the period, outperforming its benchmark, the Russell 1000(R) Growth Index, which returned 6.57%, and the Lipper Large-Cap Growth Funds Average of 7.44%.

o   An overweight position in technology helped Fund performance.

o Internet search engine, Google, generated revenue through search-term advertising and contributed to the Fund's outperformance.

o A lack of exposure to the energy and utilities sectors detracted modestly from Fund performance.

                                                                      PBHG FUNDS

                                          PBHG LARGE CAP GROWTH FUND (Unaudited)

              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2005

                                                       One     Annualized    Annualized   Annualized   Annualized
                                           6          Year       3 Year        5 Year       10 Year     Inception
                                        Months^      Return      Return        Return       Return       to Date
-----------------------------------------------------------------------------------------------------------------
PBHG Class*                             8.59%         9.33%      11.80%       (11.15)%       9.12%       11.56%
-----------------------------------------------------------------------------------------------------------------
Advisor Class+                          8.48%         9.05%      11.50%          n/a          n/a        (7.01)%
-----------------------------------------------------------------------------------------------------------------
Class A with load++                     2.22%         2.78%        n/a           n/a          n/a         5.39%
-----------------------------------------------------------------------------------------------------------------
Class A without load++                  8.47%         9.04%        n/a           n/a          n/a         8.30%
-----------------------------------------------------------------------------------------------------------------
Class C with load++                     7.10%         7.22%        n/a           n/a          n/a         7.50%
-----------------------------------------------------------------------------------------------------------------
Class C without load++                  8.10%         8.22%        n/a           n/a          n/a         7.50%
-----------------------------------------------------------------------------------------------------------------
Russell 1000(R)Growth Index*            6.57%        11.60%      14.74%        (8.64)%       6.89%        8.38%
-----------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Average*  7.44%        12.55%      13.36%        (7.83)%       6.51%        8.07%
-----------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 3.
*  Inception date 4/5/95
+  Inception date 12/29/00
++ Inception date 7/31/03
^  Not annualized

                          VALUE OF A $10,000 INVESTMENT

                    [LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                      PBHG Large Cap
                      Growth Fund --     Russell 1000(R)     Lipper Large-Cap
                        PBHG Class        Growth Index     Growth Funds Average
                      --------------     ---------------   --------------------
4/5/95                 $     10,000       $     10,000         $     10,000
4/30/95                $     10,000       $     10,000         $     10,000
5/31/95                $     10,070       $     10,349         $     10,314
6/30/95                $     10,920       $     10,748         $     10,837
7/31/95                $     11,740       $     11,195         $     11,384
8/31/95                $     12,310       $     11,207         $     11,455
9/30/95                $     13,160       $     11,724         $     11,848
10/31/95               $     13,510       $     11,732         $     11,764
11/30/95               $     13,720       $     12,188         $     12,165
12/31/95               $     13,383       $     12,258         $     12,128
1/31/96                $     14,146       $     12,668         $     12,447
2/29/96                $     14,827       $     12,899         $     12,768
3/31/96                $     14,992       $     12,916         $     12,813
4/30/96                $     15,880       $     13,256         $     13,208
5/31/96                $     16,509       $     13,719         $     13,584
6/30/96                $     16,158       $     13,738         $     13,431
7/31/96                $     15,023       $     12,933         $     12,635
8/31/96                $     15,601       $     13,267         $     13,064
9/30/96                $     16,870       $     14,233         $     13,955
10/31/96               $     16,365       $     14,318         $     14,052
11/30/96               $     16,994       $     15,393         $     14,928
12/31/96               $     16,514       $     15,092         $     14,599
1/31/97                $     17,247       $     16,151         $     15,499
2/28/97                $     16,504       $     16,041         $     15,231
3/31/97                $     14,727       $     15,173         $     14,434
4/30/97                $     15,626       $     16,181         $     15,198
5/31/97                $     17,330       $     17,348         $     16,290
6/30/97                $     18,197       $     18,043         $     16,963
7/31/97                $     19,860       $     19,638         $     18,553
8/31/97                $     18,941       $     18,489         $     17,760
9/30/97                $     20,139       $     19,399         $     18,739
10/31/97               $     19,282       $     18,682         $     18,072
11/30/97               $     19,365       $     19,475         $     18,430
12/31/97               $     20,206       $     19,693         $     18,682
1/31/98                $     19,893       $     20,282         $     18,938
2/28/98                $     22,450       $     21,808         $     20,465
3/31/98                $     23,681       $     22,677         $     21,443
4/30/98                $     23,817       $     22,991         $     21,782
5/31/98                $     23,160       $     22,338         $     21,215
6/30/98                $     24,861       $     23,707         $     22,446
7/31/98                $     24,621       $     23,550         $     22,242
8/31/98                $     19,945       $     20,015         $     18,609
9/30/98                $     21,458       $     21,553         $     19,895
10/31/98               $     21,573       $     23,285         $     21,183
11/30/98               $     22,993       $     25,056         $     22,625
12/31/98               $     26,353       $     27,316         $     24,940
1/31/99                $     27,213       $     28,920         $     26,454
2/28/99                $     25,671       $     27,599         $     25,430
3/31/99                $     27,447       $     29,052         $     26,872
4/30/99                $     27,157       $     29,089         $     27,151
5/31/99                $     26,029       $     28,196         $     26,350
6/30/99                $     27,950       $     30,170         $     28,208
7/31/99                $     26,933       $     29,212         $     27,421
8/31/99                $     27,135       $     29,689         $     27,399
9/30/99                $     27,593       $     29,065         $     27,152
10/31/99               $     30,363       $     31,260         $     29,031
11/30/99               $     34,284       $     32,947         $     30,669
12/31/99               $     44,025       $     36,373         $     34,330
1/31/00                $     44,792       $     34,668         $     33,036
2/29/00                $     56,129       $     36,363         $     35,203
3/31/00                $     54,509       $     38,966         $     37,157
4/30/00                $     48,628       $     37,112         $     35,158
5/31/00                $     44,409       $     35,243         $     33,323
6/30/00                $     52,833       $     37,914         $     35,566
7/31/00                $     52,876       $     36,333         $     34,836
8/31/00                $     59,709       $     39,623         $     37,742
9/30/00                $     56,882       $     35,875         $     35,383
10/31/00               $     51,355       $     34,177         $     33,840
11/30/00               $     42,661       $     29,139         $     29,806
12/31/00               $     43,945       $     28,217         $     29,932
1/31/01                $     44,051       $     30,167         $     30,632
2/28/01                $     39,143       $     25,045         $     26,469
3/31/01                $     34,584       $     22,320         $     24,008
4/30/01                $     37,499       $     25,143         $     26,377
5/31/01                $     37,438       $     24,773         $     26,182
6/30/01                $     36,638       $     24,199         $     25,389
7/31/01                $     35,264       $     23,594         $     24,609
8/31/01                $     32,364       $     21,665         $     22,677
9/30/01                $     28,664       $     19,502         $     20,518
10/31/01               $     29,872       $     20,525         $     21,304
11/30/01               $     31,835       $     22,497         $     23,205
12/31/01               $     31,413       $     22,454         $     23,293
1/31/02                $     30,129       $     22,058         $     22,808
2/28/02                $     28,589       $     21,142         $     21,850
3/31/02                $     29,706       $     21,874         $     22,757
4/30/02                $     28,724       $     20,088         $     21,289
5/31/02                $     27,939       $     19,602         $     20,859
6/30/02                $     26,233       $     17,789         $     19,213
7/31/02                $     23,741       $     16,811         $     17,757
8/31/02                $     23,741       $     16,861         $     17,814
9/30/02                $     22,533       $     15,112         $     16,220
10/31/02               $     23,620       $     16,499         $     17,493
11/30/02               $     23,710       $     17,395         $     18,226
12/31/02               $     22,366       $     16,193         $     16,974
1/31/03                $     22,110       $     15,800         $     16,619
2/28/03                $     22,019       $     15,728         $     16,469
3/31/03                $     22,804       $     16,020         $     16,776
4/30/03                $     23,846       $     17,205         $     17,968
5/31/03                $     25,160       $     18,063         $     18,858
6/30/03                $     25,477       $     18,312         $     19,029
7/31/03                $     26,353       $     18,768         $     19,541
8/31/03                $     26,957       $     19,235         $     19,985
9/30/03                $     26,308       $     19,029         $     19,605
10/31/03               $     28,241       $     20,098         $     20,778
11/30/03               $     28,649       $     20,308         $     20,942
12/31/03               $     29,132       $     21,010         $     21,545
1/31/04                $     30,204       $     21,439         $     21,931
2/29/04                $     30,144       $     21,576         $     22,049
3/31/04                $     29,902       $     21,175         $     21,780
4/30/04                $     28,951       $     20,929         $     21,318
5/31/04                $     29,963       $     21,319         $     21,728
6/30/04                $     30,522       $     21,586         $     22,038
7/31/04                $     28,317       $     20,365         $     20,760
8/31/04                $     27,848       $     20,265         $     20,600
9/30/04                $     28,800       $     20,458         $     21,033
10/31/04               $     29,132       $     20,777         $     21,340
11/30/04               $     30,597       $     21,491         $     22,238
12/31/04               $     31,684       $     22,334         $     23,079
1/31/05                $     30,129       $     21,589         $     22,306
2/28/05                $     29,782       $     21,819         $     22,422
3/31/05                $     28,996       $     21,421         $     22,034
4/30/05                $     28,513       $     21,013         $     21,536
5/31/05                $     30,552       $     22,030         $     22,656
6/30/05                $     30,265       $     21,949         $     22,672
7/31/05                $     31,473       $     23,022         $     23,721
8/31/05                $     31,156       $     22,725         $     23,446
9/30/05                $     31,488       $     22,830         $     23,681

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's PBHG Class shares on the inception date of April 5, 1995 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds Average at April 30, 1995.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2005

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Cash                                    (1%)
Consumer Cyclical                      (17%)
Consumer Non-Cyclical                   (4%)
Energy                                  (2%)
Financial                               (5%)
Health Care                            (28%)
Industrial                              (5%)
Services                                (7%)
Technology                             (30%)
Transportation                          (1%)

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2005

Google, Cl A                                             3.8%
Yahoo!                                                   3.4%
eBay                                                     3.2%
Qualcomm                                                 2.8%
Autodesk                                                 2.4%
Infosys Technologies ADR                                 2.4%
Apple Computer                                           2.3%
Caremark Rx                                              2.3%
Broadcom, Cl A                                           2.2%
Alcon                                                    2.2%
-------------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock         27.0%

PBHG FUNDS

PBHG LARGE CAP GROWTH FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.8%
CONSUMER CYCLICAL -- 16.6%
APPAREL MANUFACTURERS -- 1.7%
Coach*                                                72,700   $      2,280
                                                               ------------
                                                                      2,280
--------------------------------------------------------------------------------
ATHLETIC FOOTWEAR -- 1.4%
Nike, Cl B                                            24,200          1,977
                                                               ------------
                                                                      1,977
--------------------------------------------------------------------------------
CASINO SERVICES -- 1.1%
International Game Technology                         54,500          1,472
                                                               ------------
                                                                      1,472
--------------------------------------------------------------------------------
CRUISE LINES -- 2.2%
Carnival                                              59,200          2,959
                                                               ------------
                                                                      2,959
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.3%
Electronic Arts*                                      32,700          1,860
                                                               ------------
                                                                      1,860
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 1.2%
Starwood Hotels & Resorts Worldwide                   28,500          1,629
                                                               ------------
                                                                      1,629
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 0.9%
Bed Bath & Beyond*                                    29,300          1,177
                                                               ------------
                                                                      1,177
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 1.6%
Lowe's                                                33,700          2,170
                                                               ------------
                                                                      2,170
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 1.4%
Target                                                27,100          1,407
Wal-Mart Stores*                                      10,600            465
                                                               ------------
                                                                      1,872
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 1.2%
Walgreen                                              38,800          1,686
                                                               ------------
                                                                      1,686
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 1.8%
Staples                                              115,910          2,471
                                                               ------------
                                                                      2,471
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.8%
Starbucks*                                            23,100          1,157
                                                               ------------
                                                                      1,157
                                                               ------------
TOTAL CONSUMER CYCLICAL (COST $15,840)                               22,710
                                                               ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 4.2%
BEVERAGES-NON-ALCOHOLIC -- 1.3%
PepsiCo                                               31,700          1,797
                                                               ------------
                                                                      1,797
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 1.8%
Procter & Gamble                                      41,200   $      2,450
                                                               ------------
                                                                      2,450
--------------------------------------------------------------------------------
FOOD-RETAIL -- 1.1%
Whole Foods Market                                    11,400          1,533
                                                               ------------
                                                                      1,533
                                                               ------------
TOTAL CONSUMER NON-CYCLICAL (COST $4,474)                             5,780
                                                               ------------
--------------------------------------------------------------------------------
ENERGY -- 1.4%
OIL-FIELD SERVICES -- 1.4%
Schlumberger                                          22,500          1,899
                                                               ------------
                                                                      1,899
                                                               ------------
TOTAL ENERGY (COST $1,159)                                            1,899
                                                               ------------
--------------------------------------------------------------------------------
FINANCIAL -- 5.2%
FINANCE-INVESTMENT BANKER/BROKER -- 2.9%
Citigroup                                             23,800          1,083
Goldman Sachs Group*                                  23,730          2,885
                                                               ------------
                                                                      3,968
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 0.9%
Countrywide Financial                                 37,698          1,243
                                                               ------------
                                                                      1,243
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 0.8%
Chicago Mercantile Exchange Holdings                   3,300          1,113
                                                               ------------
                                                                      1,113
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.6%
American International Group                          13,307            825
                                                               ------------
                                                                        825
                                                               ------------
TOTAL FINANCIAL (COST $5,485)                                         7,149
                                                               ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 28.0%
MEDICAL INSTRUMENTS -- 4.8%
Boston Scientific*                                    49,600          1,159
Guidant                                               29,000          1,998
Medtronic                                             25,200          1,351
St. Jude Medical*                                     44,100          2,064
                                                               ------------
                                                                      6,572
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 4.8%
Johnson & Johnson*                                    35,300          2,234
Stryker                                               25,500          1,260
Varian Medical Systems*                               20,500            810
Zimmer Holdings*                                      33,500          2,308
                                                               ------------
                                                                      6,612
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 5.5%
Amgen*                                                35,100          2,797
Genentech*                                            28,500          2,400
Genzyme*                                              31,900          2,285
                                                               ------------
                                                                      7,482
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                      PBHG LARGE CAP GROWTH FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.3%
Abbott Laboratories                                   25,000   $      1,060
Pfizer                                                81,640          2,038
                                                               ------------
                                                                      3,098
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 2.0%
Teva Pharmaceutical Industries ADR*                   83,700          2,797
                                                               ------------
                                                                      2,797
--------------------------------------------------------------------------------
MEDICAL-HMO -- 2.5%
UnitedHealth Group                                    37,700          2,119
WellPoint*                                            16,900          1,281
                                                               ------------
                                                                      3,400
--------------------------------------------------------------------------------
OPTICAL SUPPLIES -- 2.2%
Alcon                                                 23,600          3,018
                                                               ------------
                                                                      3,018
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 2.2%
Caremark Rx*                                          61,080          3,050
                                                               ------------
                                                                      3,050
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.7%
Gilead Sciences*                                      47,500          2,316
                                                               ------------
                                                                      2,316
                                                               ------------
TOTAL HEALTH CARE (COST $26,403)                                     38,345
                                                               ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 4.8%
AEROSPACE/DEFENSE -- 1.0%
Lockheed Martin                                       22,200          1,355
                                                               ------------
                                                                      1,355
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 3.1%
Danaher                                               13,200            711
General Electric                                      77,090          2,596
Tyco International                                    31,100            866
                                                               ------------
                                                                      4,173
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.7%
L-3 Communications Holdings                           12,700          1,004
                                                               ------------
                                                                      1,004
                                                               ------------
TOTAL INDUSTRIAL (COST $6,265)                                        6,532
                                                               ------------
--------------------------------------------------------------------------------
SERVICES -- 6.8%
COMMERCIAL SERVICES-FINANCE -- 0.8%
Moody's                                               20,800          1,062
                                                               ------------
                                                                      1,062
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.4%
Cognizant Technology Solutions, Cl A*                 40,300          1,878
                                                               ------------
                                                                      1,878
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 3.1%
eBay*                                                105,000          4,326
                                                               ------------
                                                                      4,326
--------------------------------------------------------------------------------
SCHOOLS -- 1.5%
Apollo Group, Cl A*                                   31,800   $      2,111
                                                               ------------
                                                                      2,111
                                                               ------------
TOTAL SERVICES (COST $5,829)                                          9,377
                                                               ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 30.8%
APPLICATIONS SOFTWARE -- 4.3%
Infosys Technologies ADR*                             43,700          3,246
Microsoft                                            104,300          2,684
                                                               ------------
                                                                      5,930
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 2.4%
Autodesk                                              70,700          3,283
                                                               ------------
                                                                      3,283
--------------------------------------------------------------------------------
COMPUTERS -- 3.3%
Apple Computer*                                       58,100          3,115
Dell*                                                 38,700          1,323
                                                               ------------
                                                                      4,438
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.2%
EMC*                                                 131,000          1,695
                                                               ------------
                                                                      1,695
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 4.3%
Broadcom, Cl A*                                       64,500          3,026
Intel                                                 89,000          2,194
Xilinx                                                26,000            724
                                                               ------------
                                                                      5,944
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.8%
Oracle*                                               87,100          1,079
                                                               ------------
                                                                      1,079
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.9%
Symantec*                                            114,768          2,601
                                                               ------------
                                                                      2,601
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.2%
Cisco Systems*                                       126,900          2,275
Juniper Networks*                                     33,000            785
                                                               ------------
                                                                      3,060
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.5%
Applied Materials*                                    42,800            726
                                                               ------------
                                                                        726
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 7.1%
Google, Cl A*                                         16,300          5,158
Yahoo!*                                              134,400          4,548
                                                               ------------
                                                                      9,706
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 2.8%
Qualcomm*                                             84,100          3,764
                                                               ------------
                                                                      3,764
                                                               ------------
TOTAL TECHNOLOGY (COST $25,740)                                      42,226
                                                               ------------
--------------------------------------------------------------------------------

PBHG FUNDS

PBHG LARGE CAP GROWTH FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                 Shares/Face      Market
Description                                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
TRANSPORT-SERVICES -- 1.0%
United Parcel Service, Cl B                           19,500   $      1,348
                                                               ------------
                                                                      1,348
                                                               ------------
TOTAL TRANSPORTATION (COST $1,518)                                    1,348
                                                               ------------
TOTAL COMMON STOCK (COST $92,713)                                   135,366
                                                               ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.2%
UBS Securities LLC
   3.810%, dated 09/30/05, to be
   repurchased on 10/03/05, repurchase
   price of $1,682,170 (collateralized
   by a U.S. Government obligation,
   par value $1,710,000, 4.625%,
   10/15/13, total market
   value $1,715,684)(A)                         $      1,682          1,682
                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $1,682)                              1,682
                                                               ------------
TOTAL INVESTMENTS -- 100.0% (COST $94,395)                          137,048
                                                               ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.0)%
Receivable for Investment Securities Sold                               539
Payable for Administration Fees                                         (14)
Payable for Investment Advisory Fees                                    (85)
Other Assets and Liabilities, Net                                      (497)
                                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES                                      (57)
                                                               ------------
NET ASSETS                                                     $    136,991
                                                               ============
--------------------------------------------------------------------------------

Description                                                     Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                             $    276,347
Accumulated net investment loss                                        (489)
Accumulated net realized loss on investments                       (181,520)
Unrealized appreciation on investments                               42,653
                                                               ------------
NET ASSETS -- 100.0%                                           $    136,991
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($136,522,402/6,548,055 SHARES)                             $      20.85
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($336,413/16,330 SHARES)                                    $      20.60
                                                               ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($59,536/2,871 SHARES)                                      $      20.74
                                                               ============
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($20.74/94.25%)                                             $      22.01
                                                               ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($72,527/3,554 SHARES)                                      $      20.41
                                                               ============

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
*  Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
LLC -- Limited Liability Company
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                         PBHG SELECT GROWTH FUND

                                              MANAGEMENT DISCUSSION AND ANALYSIS

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. Even though stocks faced a multitude of obstacles during the six-month period ended September 30, 2005, both the broad market and the Fund's benchmark posted solid gains. The Russell 3000(R) Growth Index gained 6.87%. Posting a 9.22% gain at net asset value, the PBHG Select Growth Fund's PBHG Class participated fully in the market's advance significantly outperforming its benchmarks for the period. The Fund fell short of the Lipper Multi-Cap Growth Funds Average return of 10.07%, however. Performance for all share classes can be found on the following page.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Katrina and Rita wreaked immediate havoc on our already fragile energy markets and were the primary concern of investors and analysts during the period. This natural disaster caused crude oil to rise by approximately $10 a barrel during the quarter and also had a dramatic impact on natural gas. The hurricanes also eliminated plans to cut the federal budget deficit.

    The Fed has shown little inclination to relax its tightening bias despite the devastation, however. Core inflation has been the primary concern, but some experts are speculating that the Fed is also trying to gently deflate real estate prices by raising short-term interest rates. The flat yield curve could become even more worrisome if it becomes inverted. An inverted yield curve could even be a harbinger for recession. With Americans facing extremely high energy prices and forecasts for a cold winter, concerns over consumer spending have been on the rise. Other worries include new mandates from the Office of the Comptroller of the Currency requiring credit card companies to increase minimum payments by consumers and the possibility that the "real estate bubble" may finally be waning. These concerns could paint a tough picture for consumers in the remainder of 2005.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. The far-reaching effects that hurricanes Katrina and Rita wrought on the economy and the post-hurricane rally in the energy sector are the primary factors that affected the Fund's performance during the six-month period ended September 30, 2005. For example, consumer staples were in high demand and short supply once rescue efforts were underway. Additionally, energy prices soared especially after Rita gained the distinction of causing more damage to oil rigs than any other storm in history.

    Technology was a significant contributor to the Fund's outperformance, which likely came as a surprise to some observers given the sector's ongoing struggles over the past several quarters. Our technology holdings, led by Google, Broadcom and Autodesk outpaced that respective area of the benchmark. Internet search engine, Google, generated revenue through search-term advertising while semiconductor designer and manufacturer of communication integrated circuits, Broadcom, exhibited better-than-expected revenues and earnings. Autodesk, 3d AutoCAD software designer, also surprised analysts with higher-than-expected revenues and earnings. A sizable overweight position in technology helped amplify the sector's overall contribution to the Fund's performance.

    Detracting modestly from Fund performance was our lack of exposure to the energy and utilities sectors. Both areas saw strong upward momentum due to the intense pressure on energy prices over the last several months. Individual holdings that held Fund performance back during the last six months include adult higher education provider, Apollo Group, and designer, manufacturer, and marketer of orthopedic reconstructive implants, Zimmer Holdings.

----------
Effective November 1,2005 the PBHG Select Growth Fund is renamed the Old Mutual Select Growth Fund and the PBHG Share Class was redesignated as Class Z shares.

                             PERFORMANCE HIGHLIGHTS

o Posting a 9.22% gain at net asset value, the PBHG Select Growth Fund's PBHG Class participated fully in the market's advance significantly outperforming its benchmark for the six-month period.

o Internet search engine, Google, generated revenue through search-term advertising and contributed to the Fund's outperformance.

o Semiconductor designer and manufacturer of communication integrated circuits, Broadcom, contributed to Fund performance due to better-than-expected earnings and growth in cable set top boxes and wireless Wifi networking.

o The Fund's lack of exposure to the energy & utilities sector detracted modestly from performance.

PBHG FUNDS

PBHG SELECT GROWTH FUND (Unaudited)

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2005

                                                       One      Annualized   Annualized   Annualized   Annualized
                                           6          Year        3 Year       5 Year       10 Year     Inception
                                        Months^      Return       Return       Return       Return       to Date
-----------------------------------------------------------------------------------------------------------------
PBHG Class*                             9.22%        10.11%      11.78%       (21.38)%       6.09%        9.86%
-----------------------------------------------------------------------------------------------------------------
Class A with load+                      2.80%         3.49%        n/a           n/a          n/a         2.51%
-----------------------------------------------------------------------------------------------------------------
Class A without load+                   9.06%         9.78%        n/a           n/a          n/a         5.61%
-----------------------------------------------------------------------------------------------------------------
Class C with load+                      7.65%         7.98%        n/a           n/a          n/a         4.82%
-----------------------------------------------------------------------------------------------------------------
Class C without load+                   8.65%         8.98%        n/a           n/a          n/a         4.82%
-----------------------------------------------------------------------------------------------------------------
Russell 3000(R)Growth Index*            6.87%        12.13%      15.35%        (8.20)%       6.62%        7.87%
-----------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Growth Funds Average* 10.07%        17.74%      18.80%        (7.89)%       8.02%        9.95%
-----------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 3.
*  Inception date 4/5/95
+  Inception date 9/30/03
^  Not annualized

                          VALUE OF A $10,000 INVESTMENT

                    [LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                   PBHG Select
                  Growth Fund --        Russell 3000(R)      Lipper Multi-Cap
                    PBHG Class           Growth Index      Growth Funds Average
                  ----------------   -------------------   ---------------------

4/5/95              $       10,000       $       10,000       $       10,000
4/30/95             $       10,210       $       10,000       $       10,000
5/31/95             $       10,620       $       10,328       $       10,273
6/30/95             $       11,930       $       10,756       $       10,988
7/31/95             $       13,680       $       11,243       $       11,764
8/31/95             $       14,240       $       11,268       $       11,903
9/30/95             $       14,850       $       11,757       $       12,286
10/31/95            $       15,300       $       11,705       $       12,077
11/30/95            $       15,690       $       12,166       $       12,502
12/31/95            $       15,836       $       12,255       $       12,472
1/31/96             $       16,184       $       12,614       $       12,645
2/29/96             $       17,382       $       12,878       $       13,120
3/31/96             $       17,690       $       12,918       $       13,196
4/30/96             $       19,206       $       13,324       $       13,911
5/31/96             $       20,804       $       13,813       $       14,410
6/30/96             $       20,015       $       13,733       $       13,979
7/31/96             $       18,059       $       12,838       $       12,807
8/31/96             $       19,257       $       13,230       $       13,444
9/30/96             $       21,562       $       14,164       $       14,462
10/31/96            $       20,322       $       14,179       $       14,346
11/30/96            $       20,793       $       15,179       $       15,042
12/31/96            $       20,269       $       14,937       $       14,768
1/31/97             $       20,765       $       15,919       $       15,548
2/28/97             $       18,324       $       15,731       $       14,855
3/31/97             $       16,461       $       14,857       $       13,987
4/30/97             $       16,927       $       15,743       $       14,338
5/31/97             $       19,203       $       16,978       $       15,752
6/30/97             $       19,979       $       17,649       $       16,376
7/31/97             $       21,852       $       19,147       $       18,005
8/31/97             $       20,765       $       18,184       $       17,589
9/30/97             $       22,804       $       19,136       $       18,733
10/31/97            $       21,231       $       18,382       $       17,961
11/30/97            $       20,600       $       19,037       $       17,934
12/31/97            $       21,655       $       19,230       $       18,065
1/31/98             $       21,221       $       19,725       $       18,175
2/28/98             $       23,383       $       21,232       $       19,714
3/31/98             $       24,987       $       22,083       $       20,757
4/30/98             $       24,935       $       22,372       $       21,046
5/31/98             $       23,476       $       21,645       $       20,160
6/30/98             $       26,466       $       22,872       $       21,384
7/31/98             $       24,325       $       22,565       $       20,838
8/31/98             $       19,596       $       19,029       $       17,265
9/30/98             $       21,490       $       20,526       $       18,737
10/31/98            $       20,196       $       22,130       $       19,753
11/30/98            $       21,707       $       23,816       $       21,416
12/31/98            $       25,773       $       25,964       $       24,136
1/31/99             $       26,115       $       27,462       $       25,854
2/28/99             $       23,745       $       26,115       $       24,466
3/31/99             $       26,829       $       27,459       $       26,103
4/30/99             $       25,897       $       27,659       $       26,622
5/31/99             $       24,790       $       26,875       $       26,087
6/30/99             $       26,942       $       28,722       $       28,004
7/31/99             $       26,363       $       27,811       $       27,514
8/31/99             $       28,318       $       28,157       $       27,718
9/30/99             $       29,157       $       27,642       $       27,823
10/31/99            $       35,023       $       29,633       $       29,815
11/30/99            $       44,490       $       31,333       $       32,612
12/31/99            $       67,241       $       34,746       $       38,146
1/31/00             $       70,543       $       33,210       $       37,040
2/29/00             $      101,120       $       35,285       $       42,840
3/31/00             $       91,437       $       37,281       $       42,935
4/30/00             $       71,213       $       35,363       $       39,204
5/31/00             $       63,034       $       33,492       $       36,663
6/30/00             $       86,290       $       36,149       $       40,627
7/31/00             $       83,575       $       34,531       $       39,599
8/31/00             $       97,524       $       37,691       $       43,757
9/30/00             $       89,239       $       34,239       $       41,543
10/31/00            $       77,124       $       32,538       $       38,772
11/30/00            $       51,729       $       27,668       $       32,390
12/31/00            $       50,732       $       26,957       $       32,924
1/31/01             $       52,922       $       28,842       $       34,126
2/28/01             $       40,987       $       24,012       $       28,840
3/31/01             $       32,706       $       21,430       $       25,558
4/30/01             $       37,677       $       24,134       $       28,666
5/31/01             $       37,369       $       23,846       $       28,477
6/30/01             $       37,246       $       23,387       $       28,106
7/31/01             $       33,887       $       22,704       $       26,752
8/31/01             $       30,072       $       20,876       $       24,456
9/30/01             $       25,815       $       18,706       $       21,235
10/31/01            $       27,341       $       19,738       $       22,558
11/30/01            $       30,220       $       21,618       $       24,853
12/31/01            $       30,011       $       21,667       $       25,275
1/31/02             $       28,510       $       21,257       $       24,605
2/28/02             $       26,639       $       20,342       $       23,257
3/31/02             $       27,981       $       21,116       $       24,448
4/30/02             $       26,492       $       19,480       $       23,015
5/31/02             $       25,286       $       18,959       $       22,366
6/30/02             $       23,243       $       17,216       $       20,315
7/31/02             $       21,078       $       16,152       $       18,566
8/31/02             $       20,401       $       16,197       $       18,527
9/30/02             $       19,195       $       14,549       $       17,021
10/31/02            $       20,598       $       15,845       $       18,330
11/30/02            $       21,312       $       16,749       $       19,521
12/31/02            $       19,823       $       15,592       $       18,061
1/31/03             $       18,937       $       15,211       $       17,878
2/28/03             $       18,986       $       15,120       $       17,694
3/31/03             $       19,331       $       15,398       $       17,984
4/30/03             $       20,672       $       16,556       $       19,362
5/31/03             $       22,161       $       17,449       $       20,777
6/30/03             $       22,087       $       17,696       $       21,110
7/31/03             $       23,379       $       18,198       $       21,815
8/31/03             $       24,868       $       18,689       $       22,609
9/30/03             $       23,908       $       18,468       $       22,166
10/31/03            $       25,963       $       19,546       $       23,731
11/30/03            $       26,529       $       19,783       $       24,118
12/31/03            $       25,815       $       20,422       $       24,564
1/31/04             $       26,418       $       20,888       $       25,178
2/29/04             $       26,037       $       21,008       $       25,379
3/31/04             $       25,729       $       20,656       $       25,270
4/30/04             $       25,126       $       20,353       $       24,386
5/31/04             $       26,246       $       20,734       $       24,995
6/30/04             $       26,197       $       21,026       $       25,538
7/31/04             $       23,366       $       19,779       $       23,760
8/31/04             $       23,059       $       19,656       $       23,440
9/30/04             $       24,351       $       19,913       $       24,328
10/31/04            $       24,978       $       20,238       $       24,934
11/30/04            $       26,393       $       21,018       $       26,283
12/31/04            $       27,550       $       21,836       $       27,263
1/31/05             $       25,495       $       21,086       $       26,235
2/28/05             $       25,261       $       21,316       $       26,560
3/31/05             $       24,548       $       20,892       $       26,035
4/30/05             $       23,945       $       20,415       $       25,139
5/31/05             $       25,790       $       21,439       $       26,650
6/30/05             $       25,261       $       21,425       $       26,855
7/31/05             $       26,406       $       22,511       $       28,327
8/31/05             $       26,418       $       22,219       $       28,162
9/30/05             $       26,812       $       22,328       $       28,664

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's PBHG Class shares on the inception date of April 5, 1995 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Multi-Cap Growth Funds Average at April 30, 1995.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2005

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Cash                                                      (1%)
Consumer Cyclical                                        (12%)
Consumer Non-cyclical                                     (1%)
Financial                                                 (5%)
Health Care                                              (32%)
Services                                                 (12%)
Technology                                               (37%)

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2005

Yahoo!                                                   5.7%
Qualcomm                                                 5.4%
Cognizant Technology Solutions, Cl A                     5.4%
eBay                                                     5.3%
Google, Cl A                                             5.3%
Teva Pharmaceutical Industries ADR                       5.2%
UnitedHealth Group                                       4.9%
Microsoft                                                4.4%
Zimmer Holdings                                          4.3%
Autodesk                                                 4.2%
--------------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock         50.1%

                                                                      PBHG FUNDS

                                                         PBHG SELECT GROWTH FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.8%
CONSUMER CYCLICAL -- 12.5%
APPAREL MANUFACTURERS -- 4.1%
Coach*                                               197,440   $      6,192
                                                               ------------
                                                                      6,192
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 2.9%
Electronic Arts*                                      77,170          4,390
                                                               ------------
                                                                      4,390
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 1.9%
Starwood Hotels & Resorts Worldwide                   49,590          2,835
                                                               ------------
                                                                      2,835
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 3.6%
Staples                                              261,040          5,565
                                                               ------------
                                                                      5,565
                                                               ------------
TOTAL CONSUMER CYCLICAL (COST $14,792)                               18,982
                                                               ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.0%
FOOD-RETAIL -- 1.0%
Whole Foods Market                                    12,000          1,613
                                                               ------------
                                                                      1,613
                                                               ------------
TOTAL CONSUMER NON-CYCLICAL (COST $1,595)                             1,613
                                                               ------------
--------------------------------------------------------------------------------
FINANCIAL -- 4.6%
FINANCE-INVESTMENT BANKER/BROKER -- 2.2%
Goldman Sachs Group*                                  26,990          3,281
                                                               ------------
                                                                      3,281
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 2.4%
Chicago Mercantile Exchange Holdings                  10,900          3,677
                                                               ------------
                                                                      3,677
                                                               ------------
TOTAL FINANCIAL (COST $6,353)                                         6,958
                                                               ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 31.5%
HOSPITAL BEDS/EQUIPMENT -- 2.5%
Kinetic Concepts*                                     66,210          3,761
                                                               ------------
                                                                      3,761
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.9%
Covance*                                              59,460          2,854
                                                               ------------
                                                                      2,854
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 4.2%
Zimmer Holdings*                                      93,400          6,434
                                                               ------------
                                                                      6,434
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.9%
Genentech*                                            35,000          2,947
                                                               ------------
                                                                      2,947
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.8%
Abbott Laboratories                                  100,900          4,278
                                                               ------------
                                                                      4,278
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 5.2%
Teva Pharmaceutical Industries ADR*                  235,690   $      7,877
                                                               ------------
                                                                      7,877
--------------------------------------------------------------------------------
MEDICAL-HMO -- 7.0%
UnitedHealth Group                                   130,780          7,350
WellPoint*                                            43,730          3,315
                                                               ------------
                                                                     10,665
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 2.8%
Caremark Rx*                                          86,330          4,311
                                                               ------------
                                                                      4,311
--------------------------------------------------------------------------------
THERAPEUTICS -- 3.2%
Gilead Sciences*                                     100,000          4,876
                                                               ------------
                                                                      4,876
                                                               ------------
TOTAL HEALTH CARE (COST $45,070)                                     48,003
                                                               ------------
--------------------------------------------------------------------------------
SERVICES -- 12.1%
COMPUTER SERVICES -- 5.3%
Cognizant Technology Solutions, Cl A*                173,270          8,073
                                                               ------------
                                                                      8,073
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 5.3%
eBay*                                                194,550          8,016
                                                               ------------
                                                                      8,016
--------------------------------------------------------------------------------
SCHOOLS -- 1.5%
Apollo Group, Cl A*                                   34,950          2,320
                                                               ------------
                                                                      2,320
                                                               ------------
TOTAL SERVICES (COST $14,466)                                        18,409
                                                               ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 37.1%
APPLICATIONS SOFTWARE -- 4.4%
Microsoft                                            258,710          6,657
                                                               ------------
                                                                      6,657
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 4.2%
Autodesk                                             136,430          6,336
                                                               ------------
                                                                      6,336
--------------------------------------------------------------------------------
COMPUTERS -- 3.4%
Apple Computer*                                       95,900          5,141
                                                               ------------
                                                                      5,141
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 6.0%
Broadcom, Cl A*                                      119,620          5,612
Intel                                                144,070          3,551
                                                               ------------
                                                                      9,163
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.0%
Juniper Networks*                                    129,010          3,069
                                                               ------------
                                                                      3,069
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.0%
Comverse Technology*                                  60,300          1,584
                                                               ------------
                                                                      1,584
--------------------------------------------------------------------------------

PBHG FUNDS

PBHG SELECT GROWTH FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                 Shares/Face      Market
Description                                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 10.8%
Google, Cl A*                                         25,160   $      7,962
Yahoo!*                                              251,940          8,526
                                                               ------------
                                                                     16,488
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 5.3%
Qualcomm*                                            181,530          8,123
                                                               ------------
                                                                      8,123
                                                               ------------
TOTAL TECHNOLOGY (COST $38,072)                                      56,561
                                                               ------------
TOTAL COMMON STOCK (COST $120,348)                                  150,526
                                                               ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.2%
Morgan Stanley
   3.700%, dated 09/30/05, to be
   repurchased on 10/03/05, repurchase
   price $1,760,935 (collateralized by a
   U.S. Government obligation, par value
   $3,235,000, 0.000%, 02/08/18, total market
   value $1,799,048)(A)                         $      1,760          1,760
                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $1,760)                              1,760
                                                               ------------
TOTAL INVESTMENTS -- 100.0% (COST $122,108)                         152,286
                                                               ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Receivable for Investment Securities Sold                             6,488
Payable for Administration Fees                                         (15)
Payable for Investment Advisory Fees                                   (107)
Payable for Investment Securities Purchased                          (6,011)
Other Assets and Liabilities, Net                                      (297)
                                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES                                       58
                                                               ------------
NET ASSETS                                                     $    152,344
                                                               ============
--------------------------------------------------------------------------------

Description                                                     Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                             $  1,301,183
Accumulated net investment loss                                        (985)
Accumulated net realized loss on investments                     (1,178,032)
Unrealized appreciation on investments                               30,178
                                                               ------------
TOTAL NET ASSETS -- 100.0%                                     $    152,344
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($152,232,976/6,987,013 SHARES)                             $      21.79
                                                               ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($55,773/2,573 SHARES)                                      $      21.67
                                                               ============
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($21.67/94.25%)                                             $      22.99
                                                               ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($54,942/2,573 SHARES)                                      $      21.35
                                                               ============

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND

                                              MANAGEMENT DISCUSSION AND ANALYSIS

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended September 30, 2005, the PBHG Strategic Small Company Fund's PBHG Class posted a 7.74% gain at net asset value but fell short of its benchmark, the Russell 2000(R) Index, which returned 9.21% and the Lipper Small-Cap Growth Funds Average which gained 9.68%. Performance for all share classes can be found on the following page.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. During the six-month period ended September 30, 2005, the primary concerns for investors and analysts were inflation and energy prices.

    Core inflation has been the primary concern, but some experts are speculating that the Fed is also trying to gently deflate real estate prices by raising short-term interest rates. The flat yield curve, a negative for equities, could become even more worrisome if it becomes inverted. An inverted yield curve could even be a harbinger for recession. With Americans facing gasoline prices in the neighborhood of $3 per gallon, along with the prospects of a cold winter and prohibitive natural gas costs, concerns over consumer spending have been on the rise.

    Hurricanes' Katrina and Rita wreaked immediate havoc on the already fragile energy markets. This temporary supply disturbance caused crude oil to rise by approximately $10 a barrel during the quarter, with prices now having risen by just over 50% since the beginning of the year. The impact on natural gas was even more dramatic. In the wake of their devastation, the hurricanes also washed away any plans to cut the federal budget deficit, thanks to the approval of a $51 billion spending package for the rebuilding of hurricane-ravaged areas. While there was momentary speculation that Katrina might slow the Federal Reserve, the Fed has shown little inclination to relax its tightening bias.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. An underweighting in the energy, and materials sectors accounted for much of the Fund's underperformance for the six-month period ended September 30, 2005. These areas appreciated measurably during the period, with prices and supply yielding to hurricane-related pressures. The energy sector led the Russell 2000(R) Index for the quarter in terms of overall contributions to performance. While long-term portfolio holding Southwestern Energy posted attractive gains, this limited representation in the energy sector failed to contribute to Fund returns in a meaningful way. The Fund's relative lack of exposure to pharmaceutical companies also detracted from performance over this time period. The pharmaceutical sector of the Russell 2000(R) Index, which comprises approximately 5% of the benchmark, consists primarily of early-stage biotechnology companies that do not exhibit earnings and do not have prospects for earnings in the near term, and do not meet our investment criteria.

    Health care proved to be a strong sector, and that sector represented the Fund's largest sector weighting. Strong stock selection in health care, including Hologic, Intuitive Surgical, United Therapeutics and American Healthways contributed to returns. Southwestern Energy, hotel real estate investment trust (REIT), MeriStar Hospitality; power source and medical device developer, Greatbatch; and business service company, Asset Acceptance Capital also contributed to Fund performance.

    In the consumer cyclical sector, Fund exposure to Blockbuster and Spanish Broadcasting System detracted from both relative and absolute performance. Financial sector company, PXRE Group, also detracted from Fund performance. Blockbuster, the largest U.S. movie rental business, was hurt by increased competition from online rental companies and a weak movie release schedule. Spanish language radio owner/broadcaster, Spanish Broadcasting System, was hurt by continued analyst concerns about the future of traditional advertising, while PXRE Group, a Bermuda-based re-insurer, announced losses from hurricanes Katrina and Rita. Bio technology company, Martek Biosciences (no longer a Fund holding), an ingredient supplier for infant formulas, struggled with manufacturing supply issues, potentially hurting its long-term market positioning. Gen-Probe, bio technology holding, has seen growth slow, but is in line with its own plan. Clothing retailer bebe Stores (no longer a Fund holding) also posted disappointing results for the period.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE SMALL-CAP EQUITY MARKET?

A. We believe that some of the challenges that stocks have faced may be set to dissipate as we approach the end of 2005. In our view, the inflation scare should be temporary since we believe it is unlikely to shift into wages. However, investors may have to get used to the Federal Reserve's hawkish statements, which could continue even after Fed Chairman, Dr. Alan Greenspan's retirement.

    As we approach 2006, we believe the market will anticipate the ending of Fed tightening and energy prices should stabilize. Even the growing negative sentiment among investors could be construed as a positive signal. This environment may provide support to small-cap equities.

----------
Effective November 1,2005 the PBHG Strategic Small Company Fund is renamed the Old Mutual Strategic Small Company Fund and the PBHG Share Class was redesignated as Class Z shares.

                             PERFORMANCE HIGHLIGHTS

o For the six-month period ended September 30, 2005, the PBHG Strategic Small Company Fund's PBHG Class posted a 7.74% gain at net asset value but fell short of its benchmark, the Russell 2000(R) Index, which returned 9.21% and the Lipper Small-Cap Growth Funds Average of 9.68%.

o Fund holding, MeriStar Hospitality Corp., continues to benefit from strong demand and limited new supply in the hospitality sector.

o In the consumer cyclical sector, Fund exposure to Blockbuster Inc. and Spanish Broadcasting System detracted from both relative and absolute performance.

o The Fund's underweight positions in energy and pharmaceuticals contributed to its underperformance.

PBHG FUNDS

PBHG STRATEGIC SMALL COMPANY FUND (Unaudited)

              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2005

                                                              One        Annualized     Annualized     Annualized
                                                6            Year          3 Year         5 Year        Inception
                                             Months^        Return         Return         Return         to Date
-----------------------------------------------------------------------------------------------------------------
PBHG Class*                                   7.74%        22.66%          20.73%        (3.03)%         9.60%
-----------------------------------------------------------------------------------------------------------------
Advisor Class+                                7.58%        22.29%          20.42%          n/a          16.84%
-----------------------------------------------------------------------------------------------------------------
Class A with load++                           1.37%        15.33%           n/a            n/a          10.68%
-----------------------------------------------------------------------------------------------------------------
Class A without load++                        7.56%        22.34%           n/a            n/a          13.77%
-----------------------------------------------------------------------------------------------------------------
Class C with load++                           6.17%        20.42%           n/a            n/a          12.92%
-----------------------------------------------------------------------------------------------------------------
Class C without load++                        7.17%        21.42%           n/a            n/a          12.92%
-----------------------------------------------------------------------------------------------------------------
Russell 2000(R)Index*                         9.21%        17.95%          24.12%         6.44%          8.60%
-----------------------------------------------------------------------------------------------------------------
Lipper Small-Cap Growth Funds Average*        9.68%        18.57%          20.42%        (2.45)%         7.51%
-----------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 3.
*  Inception date 12/31/96
+  Inception date 8/30/02
++ Inception date 7/31/03
^  Not annualized

                          VALUE OF A $10,000 INVESTMENT

                    [LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                  PBHG Strategic
                   Small Company       Russell 2000(R)     Lipper Small-Cap
                Fund -- PBHG Class         Index          Growth Funds Average
                ------------------   ------------------   --------------------
12/31/96            $       10,000       $       10,000       $       10,000
1/31/97             $       10,120       $       10,200       $       10,261
2/28/97             $        9,350       $        9,952       $        9,648
3/31/97             $        8,860       $        9,483       $        9,035
4/30/97             $        8,750       $        9,509       $        8,942
5/31/97             $       10,270       $       10,567       $       10,143
6/30/97             $       11,130       $       11,020       $       10,706
7/31/97             $       12,170       $       11,533       $       11,453
8/31/97             $       12,410       $       11,797       $       11,645
9/30/97             $       13,440       $       12,660       $       12,560
10/31/97            $       12,820       $       12,104       $       11,945
11/30/97            $       12,520       $       12,026       $       11,728
12/31/97            $       12,567       $       12,236       $       11,801
1/31/98             $       12,502       $       12,043       $       11,649
2/28/98             $       13,439       $       12,933       $       12,627
3/31/98             $       13,870       $       13,467       $       13,264
4/30/98             $       13,999       $       13,541       $       13,385
5/31/98             $       12,922       $       12,812       $       12,532
6/30/98             $       13,073       $       12,839       $       12,848
7/31/98             $       12,244       $       11,800       $       11,987
8/31/98             $        9,466       $        9,508       $        9,463
9/30/98             $       10,004       $       10,252       $       10,176
10/31/98            $       10,381       $       10,671       $       10,613
11/30/98            $       11,501       $       11,230       $       11,505
12/31/98            $       12,835       $       11,924       $       12,732
1/31/99             $       13,105       $       12,083       $       13,076
2/28/99             $       11,957       $       11,104       $       11,922
3/31/99             $       11,856       $       11,278       $       12,466
4/30/99             $       12,092       $       12,288       $       13,064
5/31/99             $       12,576       $       12,468       $       13,190
6/30/99             $       13,937       $       13,032       $       14,354
7/31/99             $       13,960       $       12,674       $       14,323
8/31/99             $       14,083       $       12,205       $       14,170
9/30/99             $       14,308       $       12,208       $       14,525
10/31/99            $       14,815       $       12,257       $       15,331
11/30/99            $       16,209       $       12,989       $       17,231
12/31/99            $       19,482       $       14,459       $       20,372
1/31/00             $       19,188       $       14,227       $       20,207
2/29/00             $       24,796       $       16,577       $       25,059
3/31/00             $       23,682       $       15,484       $       23,831
4/30/00             $       21,514       $       14,552       $       21,310
5/31/00             $       20,559       $       13,704       $       19,611
6/30/00             $       24,625       $       14,898       $       22,726
7/31/00             $       22,898       $       14,419       $       21,323
8/31/00             $       26,265       $       15,519       $       23,765
9/30/00             $       26,008       $       15,063       $       22,864
10/31/00            $       24,331       $       14,391       $       21,401
11/30/00            $       19,727       $       12,913       $       17,733
12/31/00            $       21,799       $       14,022       $       19,247
1/31/01             $       22,342       $       14,752       $       19,842
2/28/01             $       19,024       $       13,785       $       17,217
3/31/01             $       17,279       $       13,110       $       15,600
4/30/01             $       19,353       $       14,136       $       17,536
5/31/01             $       20,039       $       14,483       $       17,906
6/30/01             $       20,425       $       14,983       $       18,404
7/31/01             $       19,496       $       14,172       $       17,357
8/31/01             $       18,509       $       13,715       $       16,328
9/30/01             $       15,691       $       11,868       $       13,841
10/31/01            $       17,093       $       12,563       $       14,941
11/30/01            $       18,466       $       13,536       $       16,149
12/31/01            $       19,624       $       14,371       $       17,125
1/31/02             $       18,938       $       14,222       $       16,622
2/28/02             $       17,579       $       13,832       $       15,585
3/31/02             $       19,124       $       14,943       $       16,785
4/30/02             $       18,537       $       15,080       $       16,320
5/31/02             $       17,450       $       14,410       $       15,519
6/30/02             $       16,177       $       13,695       $       14,393
7/31/02             $       13,603       $       11,627       $       12,409
8/31/02             $       13,688       $       11,597       $       12,396
9/30/02             $       12,673       $       10,764       $       11,583
10/31/02            $       13,302       $       11,110       $       12,086
11/30/02            $       14,361       $       12,101       $       13,003
12/31/02            $       13,088       $       11,427       $       12,162
1/31/03             $       12,730       $       11,111       $       11,870
2/28/03             $       12,258       $       10,775       $       11,534
3/31/03             $       12,473       $       10,914       $       11,724
4/30/03             $       13,703       $       11,949       $       12,691
5/31/03             $       15,190       $       13,231       $       13,923
6/30/03             $       15,662       $       13,471       $       14,301
7/31/03             $       16,764       $       14,313       $       15,165
8/31/03             $       17,736       $       14,970       $       16,019
9/30/03             $       17,322       $       14,693       $       15,636
10/31/03            $       18,981       $       15,927       $       17,060
11/30/03            $       19,753       $       16,492       $       17,591
12/31/03            $       19,267       $       16,827       $       17,600
1/31/04             $       19,939       $       17,558       $       18,341
2/29/04             $       19,767       $       17,715       $       18,322
3/31/04             $       19,567       $       17,881       $       18,304
4/30/04             $       18,437       $       16,969       $       17,365
5/31/04             $       19,067       $       17,239       $       17,676
6/30/04             $       19,496       $       17,965       $       18,208
7/31/04             $       17,765       $       16,755       $       16,664
8/31/04             $       17,164       $       16,669       $       16,162
9/30/04             $       18,180       $       17,452       $       17,108
10/31/04            $       18,752       $       17,795       $       17,537
11/30/04            $       20,325       $       19,339       $       18,779
12/31/04            $       21,427       $       19,911       $       19,543
1/31/05             $       20,640       $       19,081       $       18,789
2/28/05             $       20,998       $       19,404       $       19,121
3/31/05             $       20,697       $       18,848       $       18,506
4/30/05             $       19,639       $       17,769       $       17,412
5/31/05             $       21,126       $       18,932       $       18,579
6/30/05             $       21,684       $       19,662       $       19,208
7/31/05             $       22,828       $       20,908       $       20,378
8/31/05             $       22,271       $       20,520       $       20,085
9/30/05             $       22,299       $       20,584       $       20,300

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's PBHG Class shares on the inception date of December 31, 1996 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds Average at December 31, 1996.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2005

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Basic Materials                         (2%)
Cash                                    (3%)
Consumer Cyclical                      (20%)
Consumer Non-Cyclical                   (2%)
Energy                                  (3%)
Financial                              (11%)
Health Care                            (22%)
Industrial                              (7%)
Investment Company                      (1%)
Services                                (9%)
Technology                             (19%)
Transportation                          (1%)

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2005

Urban Outfitters                                         1.6%
American Healthways                                      1.5%
Mediacom Communications, Cl A                            1.5%
Cognizant Technology Solutions, Cl A                     1.4%
Matria Healthcare                                        1.3%
Hologic                                                  1.3%
Southwestern Energy                                      1.3%
Intuitive Surgical                                       1.2%
Red Robin Gourmet Burgers                                1.1%
MeriStar Hospitality                                     1.1%
-------------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock         13.3%

                                                                      PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.6%
BASIC MATERIALS -- 2.1%
ADVANCED MATERIALS/PRODUCTS -- 0.3%
Ceradyne*                                              4,075   $        149
                                                               ------------
                                                                        149
--------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 0.6%
Olin                                                  17,040            324
                                                               ------------
                                                                        324
--------------------------------------------------------------------------------
CHEMICALS-PLASTICS -- 0.2%
Spartech                                               5,370            105
                                                               ------------
                                                                        105
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.2%
Hercules*                                              7,910             97
                                                               ------------
                                                                         97
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 0.8%
Domtar                                                18,100            116
Neenah Paper*                                         10,420            305
                                                               ------------
                                                                        421
                                                               ------------
TOTAL BASIC MATERIALS (COST $991)                                     1,096
                                                               ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 20.2%
APPAREL MANUFACTURERS -- 1.1%
Carter's*                                              2,860            163
Quiksilver*                                           27,500            397
                                                               ------------
                                                                        560
--------------------------------------------------------------------------------
ATHLETIC EQUIPMENT -- 0.6%
Nautilus                                              13,350            295
                                                               ------------
                                                                        295
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 0.4%
Nexstar Broadcasting Group, Cl A*                     36,050            205
                                                               ------------
                                                                        205
--------------------------------------------------------------------------------
CABLE TV -- 2.0%
Insight Communications, Cl A*                         22,700            264
Mediacom Communications, Cl A*                       103,800            766
                                                               ------------
                                                                      1,030
--------------------------------------------------------------------------------
CASINO SERVICES -- 0.5%
Shuffle Master*                                        9,850            260
                                                               ------------
                                                                        260
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.5%
Beacon Roofing Supply*                                 7,400            242
Scansource*                                            3,500            170
SCP Pool                                              11,250            393
                                                               ------------
                                                                        805
--------------------------------------------------------------------------------
E-COMMERCE/PRODUCTS -- 1.0%
Nutri/System*                                         13,000            325
Stamps.com*                                           10,700            184
                                                               ------------
                                                                        509
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 0.5%
Jameson Inns*                                        125,800   $        259
                                                               ------------
                                                                        259
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.5%
Entravision Communications, Cl A*                     31,790            250
                                                               ------------
                                                                        250
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 0.5%
Scholastic*                                            7,520            278
                                                               ------------
                                                                        278
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.4%
Journal Register*                                     14,010            227
                                                               ------------
                                                                        227
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 0.7%
Reader's Digest Association                           21,990            351
                                                               ------------
                                                                        351
--------------------------------------------------------------------------------
RADIO -- 1.8%
Cumulus Media, Cl A*                                   7,910             99
Emmis Communications, Cl A*                           10,560            233
Radio One, Cl A*                                      22,200            292
Radio One, Cl D*                                      10,190            134
Spanish Broadcasting System, Cl A*                    28,520            205
                                                               ------------
                                                                        963
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 2.1%
JoS A Bank Clothiers*                                  6,625            287
Urban Outfitters*                                     28,000            823
                                                               ------------
                                                                      1,110
--------------------------------------------------------------------------------
RETAIL-CATALOG SHOPPING -- 0.3%
MSC Industrial Direct, Cl A                            5,000            166
                                                               ------------
                                                                        166
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 0.7%
Tractor Supply*                                        7,775            355
                                                               ------------
                                                                        355
--------------------------------------------------------------------------------
RETAIL-MUSIC STORE -- 0.9%
Guitar Center*                                         8,500            469
                                                               ------------
                                                                        469
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.4%
California Pizza Kitchen*                              6,800            199
Lone Star Steakhouse & Saloon                          4,050            105
PF Chang's China Bistro*                               4,250            191
Red Robin Gourmet Burgers*                            12,500            573
Texas Roadhouse, Cl A*                                14,100            210
                                                               ------------
                                                                      1,278
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 0.8%
Dick's Sporting Goods*                                 6,950            209
Zumiez*                                                6,800            222
                                                               ------------
                                                                        431
--------------------------------------------------------------------------------

PBHG FUNDS

PBHG STRATEGIC SMALL COMPANY FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
RETAIL-VIDEO RENTAL -- 0.5%
Blockbuster, Cl A                                     60,370   $        287
                                                               ------------
                                                                        287
--------------------------------------------------------------------------------
TELEVISION -- 1.0%
Sinclair Broadcast Group, Cl A                        60,640            538
                                                               ------------
                                                                        538
                                                               ------------
TOTAL CONSUMER CYCLICAL (COST $8,820)                                10,626
                                                               ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 2.2%
AGRICULTURAL OPERATIONS -- 0.9%
Delta & Pine Land                                      8,900            235
Tejon Ranch*                                           4,650            218
                                                               ------------
                                                                        453
--------------------------------------------------------------------------------
BEVERAGES-NON-ALCOHOLIC -- 0.7%
Hansen Natural*                                        8,000            377
                                                               ------------
                                                                        377
--------------------------------------------------------------------------------
CONSUMER PRODUCTS - MISCELLANEOUS -- 0.4%
Helen of Troy*                                        10,600            219
                                                               ------------
                                                                        219
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.2%
Parlux Fragrances*                                     3,500            102
                                                               ------------
                                                                        102
                                                               ------------
TOTAL CONSUMER NON-CYCLICAL (COST $905)                               1,151
                                                               ------------
--------------------------------------------------------------------------------
ENERGY -- 3.0%
OIL & GAS DRILLING -- 0.2%
Atwood Oceanics*                                       1,390            117
                                                               ------------
                                                                        117
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.7%
Meridian Resource*                                    22,890             96
Southwestern Energy*                                   8,900            653
Stone Energy*                                          2,240            137
                                                               ------------
                                                                        886
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.1%
Cal Dive International*                                2,550            162
Core Laboratories*                                     5,030            162
W-H Energy Services*                                   8,150            264
                                                               ------------
                                                                        588
                                                               ------------
TOTAL ENERGY (COST $797)                                              1,591
                                                               ------------
--------------------------------------------------------------------------------
FINANCIAL -- 11.2%
COMMERCIAL BANKS-CENTRAL US -- 1.0%
PrivateBancorp                                        15,000            514
                                                               ------------
                                                                        514
--------------------------------------------------------------------------------
COMMERCIAL BANKS-EASTERN US -- 0.3%
Signature Bank*                                        5,440            147
                                                               ------------
                                                                        147
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 1.4%
Collegiate Funding Services LLC*                      35,030   $        519
Portfolio Recovery Associates*                         4,710            203
                                                               ------------
                                                                        722
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 0.1%
Metris*                                                5,250             77
                                                               ------------
                                                                         77
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 0.1%
GFI Group*                                             1,830             75
                                                               ------------
                                                                         75
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 1.3%
Asset Acceptance Capital*                             12,550            376
MarketAxess Holdings*                                 23,700            322
                                                               ------------
                                                                        698
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 0.5%
USI Holdings*                                         20,020            260
                                                               ------------
                                                                        260
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 0.9%
Affiliated Managers Group*                             3,370            244
Calamos Asset Management, Cl A                         9,600            237
                                                               ------------
                                                                        481
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.6%
KMG America*                                          37,560            301
                                                               ------------
                                                                        301
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.2%
Allmerica Financial*                                   2,940            121
                                                               ------------
                                                                        121
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.4%
EMC Insurance Group                                   12,120            219
                                                               ------------
                                                                        219
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.5%
CB Richard Ellis Group*                                1,680             83
Housevalues*                                           2,100             30
Trammell Crow*                                         5,930            146
                                                               ------------
                                                                        259
--------------------------------------------------------------------------------
REINSURANCE -- 0.3%
PXRE Group                                            10,480            141
                                                               ------------
                                                                        141
--------------------------------------------------------------------------------
REITS-HOTELS -- 1.9%
Ashford Hospitality Trust                             21,270            229
DiamondRock Hospitality*                              18,720            220
MeriStar Hospitality*                                 61,100            558
                                                               ------------
                                                                      1,007
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 0.7%
HomeBanc                                              48,090            371
                                                               ------------
                                                                        371
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
S&L/THRIFTS - CENTRAL US -- 0.3%
Franklin Bank*                                        10,560   $        171
                                                               ------------
                                                                        171
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 0.5%
NewAlliance Bancshares                                16,400            240
                                                               ------------
                                                                        240
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 0.2%
BankAtlantic Bancorp                                   5,200             88
                                                               ------------
                                                                         88
                                                               ------------
TOTAL FINANCIAL (COST $4,724)                                         5,892
                                                               ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 21.7%
DIAGNOSTIC EQUIPMENT -- 1.0%
Gen-Probe*                                             6,650            329
Immucor*                                               7,700            211
                                                               ------------
                                                                        540
--------------------------------------------------------------------------------
DIAGNOSTIC KITS -- 0.3%
Meridian Bioscience                                    8,275            171
                                                               ------------
                                                                        171
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 0.2%
ICU Medical*                                           3,670            106
                                                               ------------
                                                                        106
--------------------------------------------------------------------------------
MEDICAL IMAGING SYSTEMS -- 0.3%
Merge Technologies*                                   10,000            171
                                                               ------------
                                                                        171
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 1.1%
Computer Programs & Systems                            6,600            228
Quality Systems                                        4,875            337
                                                               ------------
                                                                        565
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 5.4%
Angiodynamics*                                        10,200            214
Arthrocare*                                            9,000            362
DJ Orthopedics*                                        6,900            200
Foxhollow Technologies*                                6,850            326
Intuitive Surgical*                                    8,100            594
Kyphon*                                                8,100            356
Symmetry Medical*                                     12,330            292
Ventana Medical Systems*                              13,800            525
                                                               ------------
                                                                      2,869
--------------------------------------------------------------------------------
MEDICAL LASER SYSTEMS -- 1.2%
Cutera*                                                7,000            182
LCA-Vision                                             7,125            264
Palomar Medical Technologies*                          6,400            168
                                                               ------------
                                                                        614
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.4%
American Medical Systems Holdings*                    11,800            238
                                                               ------------
                                                                        238
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.1%
Applera Corp - Celera Genomics Group*                 22,410   $        272
Enzon Pharmaceuticals*                                17,720            117
Lifecell*                                              7,700            167
                                                               ------------
                                                                        556
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.6%
Angiotech Pharmaceuticals*                            19,820            278
Kos Pharmaceuticals*                                   5,600            375
Priority Healthcare, Cl A*                             7,840            218
                                                               ------------
                                                                        871
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.6%
Perrigo                                               21,150            303
                                                               ------------
                                                                        303
--------------------------------------------------------------------------------
MEDICAL-NURSING HOMES -- 0.4%
Genesis HealthCare*                                    4,790            193
                                                               ------------
                                                                        193
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.5%
Radiation Therapy Services*                            7,650            244
                                                               ------------
                                                                        244
--------------------------------------------------------------------------------
PATIENT MONITORING EQUIPMENT -- 0.3%
Aspect Medical Systems*                                5,500            163
                                                               ------------
                                                                        163
--------------------------------------------------------------------------------
PHYSICAL PRACTICE MANAGEMENT -- 2.8%
American Healthways*                                  18,300            776
Matria Healthcare*                                    18,000            679
                                                               ------------
                                                                      1,455
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.9%
Psychiatric Solutions*                                 8,300            450
                                                               ------------
                                                                        450
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.5%
CV Therapeutics*                                       4,400            118
QLT*                                                  17,980            138
United Therapeutics*                                   7,975            556
                                                               ------------
                                                                        812
--------------------------------------------------------------------------------
VITAMINS & NUTRITION PRODUCTS -- 0.8%
USANA Health Sciences*                                 8,600            410
                                                               ------------
                                                                        410
--------------------------------------------------------------------------------
X-RAY EQUIPMENT -- 1.3%
Hologic*                                              11,750            679
                                                               ------------
                                                                        679
                                                               ------------
TOTAL HEALTH CARE (COST $7,495)                                      11,410
                                                               ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 7.5%
AEROSPACE/DEFENSE -- 0.9%
Armor Holdings*                                        5,690            245
Teledyne Technologies*                                 7,030            242
                                                               ------------
                                                                        487
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.4%
BE Aerospace*                                         13,540            224
                                                               ------------
                                                                        224
--------------------------------------------------------------------------------

PBHG FUNDS

PBHG STRATEGIC SMALL COMPANY FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
BATTERIES/BATTERY SYSTEMS -- 0.8%
Greatbatch*                                           15,990   $        439
                                                               ------------
                                                                        439
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS -- 0.3%
Insituform Technologies*                               9,280            160
                                                               ------------
                                                                        160
--------------------------------------------------------------------------------
BUILDING-HEAVY CONSTRUCTION -- 0.3%
Washington Group International*                        2,650            143
                                                               ------------
                                                                        143
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 0.4%
Brink's                                                4,590            189
                                                               ------------
                                                                        189
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.5%
Trimble Navigation*                                    8,400            283
                                                               ------------
                                                                        283
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.2%
EDO                                                    4,040            121
                                                               ------------
                                                                        121
--------------------------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 0.5%
Shaw Group*                                           10,100            249
                                                               ------------
                                                                        249
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.2%
American Ecology                                       6,500            128
                                                               ------------
                                                                        128
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT -- 0.3%
Cogent*                                                7,100            169
                                                               ------------
                                                                        169
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRY -- 0.6%
Wabtec                                                11,410            311
                                                               ------------
                                                                        311
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.6%
WCA Waste*                                            37,140            313
                                                               ------------
                                                                        313
--------------------------------------------------------------------------------
REMEDIATION SERVICES -- 0.5%
Clean Harbors*                                         7,250            246
                                                               ------------
                                                                        246
--------------------------------------------------------------------------------
TRANSPORT-EQUIPMENT & LEASING -- 0.5%
GATX                                                   6,600            261
                                                               ------------
                                                                        261
--------------------------------------------------------------------------------
WIRE & CABLE PRODUCTS -- 0.5%
General Cable*                                        14,260            240
                                                               ------------
                                                                        240
                                                               ------------
TOTAL INDUSTRIAL (COST $3,040)                                        3,963
                                                               ------------
--------------------------------------------------------------------------------
SERVICES -- 8.3%
COMMERCIAL SERVICES -- 0.2%
Steiner Leisure*                                       3,400   $        115
                                                               ------------
                                                                        115
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 0.5%
Wright Express*                                       13,140            284
                                                               ------------
                                                                        284
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 2.4%
Cognizant Technology Solutions, Cl A*                 15,000            699
Manhattan Associates*                                  8,150            189
SRA International, Cl A*                              10,000            355
                                                               ------------
                                                                      1,243
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.0%
CRA International*                                     7,075            295
Huron Consulting Group                                 9,300            249
                                                               ------------
                                                                        544
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES -- 0.5%
Chemed                                                 6,000            260
                                                               ------------
                                                                        260
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.7%
Medical Staffing Network Holdings*                    31,620            186
Resources Connection*                                  5,300            157
                                                               ------------
                                                                        343
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.6%
PRA International*                                    10,300            312
SFBC International*                                   11,500            511
                                                               ------------
                                                                        823
--------------------------------------------------------------------------------
SCHOOLS-DAY CARE -- 0.9%
Bright Horizons Family Solutions*                     12,500            480
                                                               ------------
                                                                        480
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 0.5%
Valor Communications Group*                           20,860            284
                                                               ------------
                                                                        284
                                                               ------------
TOTAL SERVICES (COST $3,028)                                          4,376
                                                               ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 19.3%
APPLICATIONS SOFTWARE -- 1.5%
Progress Software*                                    13,000            413
Quest Software*                                        6,870            104
SS&C Technologies                                      7,100            260
                                                               ------------
                                                                        777
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 0.2%
webMethods*                                           16,930            120
                                                               ------------
                                                                        120
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.1%
Jamdat Mobile*                                         3,500             74
                                                               ------------
                                                                         74
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 1.0%
Witness Systems*                                      26,150   $        546
                                                               ------------
                                                                        546
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 1.1%
Ansys*                                                11,450            441
Parametric Technology*                                21,710            151
                                                               ------------
                                                                        592
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 0.9%
Trident Microsystems*                                 14,800            471
                                                               ------------
                                                                        471
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.2%
Blackbaud                                              7,104            101
                                                               ------------
                                                                        101
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.6%
Intergraph*                                            7,450            333
Micros Systems*                                       10,750            470
Stratasys*                                             2,050             61
                                                               ------------
                                                                        864
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.2%
Maxtor*                                               16,330             72
Western Digital*                                       3,340             43
                                                               ------------
                                                                        115
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.5%
MoneyGram International                               12,980            282
                                                               ------------
                                                                        282
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.2%
NetIQ*                                                10,340            127
                                                               ------------
                                                                        127
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.4%
Digital River*                                         6,150            214
                                                               ------------
                                                                        214
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 1.6%
GSI Commerce*                                         13,500            268
Websense*                                              7,300            374
WebSideStory*                                         11,000            195
                                                               ------------
                                                                        837
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.2%
CTS                                                    9,980            121
                                                               ------------
                                                                        121
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.7%
Integrated Silicon Solutions*                         16,450            138
Omnivision Technologies*                               8,540            108
Zoran*                                                 7,510            107
                                                               ------------
                                                                        353
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.9%
Informatica*                                          26,460   $        318
Manugistics Group*                                    21,730             43
SSA Global Technologies*                               6,400            112
                                                               ------------
                                                                        473
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.3%
Verity*                                               13,860            147
                                                               ------------
                                                                        147
--------------------------------------------------------------------------------
INTERNET CONTENT-INFORMATION/NETWORKS -- 0.4%
Jupitermedia*                                         10,400            184
                                                               ------------
                                                                        184
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.3%
F5 Networks*                                           3,775            164
                                                               ------------
                                                                        164
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.8%
Aladdin Knowledge Systems*                             4,200             89
Blue Coat Systems*                                     7,900            343
                                                               ------------
                                                                        432
--------------------------------------------------------------------------------
INTERNET TELEPHONY -- 0.3%
j2 Global Communications*                              3,550            143
                                                               ------------
                                                                        143
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.8%
Foundry Networks*                                     14,050            179
Netgear*                                               9,900            238
                                                               ------------
                                                                        417
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.5%
Genesis Microchip*                                     6,300            138
Marvell Technology Group*                             11,000            507
Standard Microsystems*                                 3,930            118
                                                               ------------
                                                                        763
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.6%
Formfactor*                                            4,250             97
Tessera Technologies*                                  6,650            199
                                                               ------------
                                                                        296
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 0.3%
Borland Software*                                     31,490            183
                                                               ------------
                                                                        183
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.8%
Adtran                                                12,600            397
Comtech Telecommunications*                            7,137            296
Orckit Communications*                                 9,200            230
                                                               ------------
                                                                        923
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.4%
Iowa Telecommunications Services*                     12,710            214
                                                               ------------
                                                                        214
--------------------------------------------------------------------------------

PBHG FUNDS

PBHG STRATEGIC SMALL COMPANY FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                 Shares/Face      Market
Description                                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
WEB HOSTING/DESIGN -- 0.5%
Macromedia*                                            6,025   $        245
                                                               ------------
                                                                        245
                                                               ------------
TOTAL TECHNOLOGY (COST $7,789)                                       10,178
                                                               ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.9%
AIRLINES -- 0.2%
Skywest                                                2,740             74
                                                               ------------
                                                                         74
--------------------------------------------------------------------------------
TRANSPORT-MARINE -- 0.2%
CP Ships                                               5,830            124
                                                               ------------
                                                                        124
--------------------------------------------------------------------------------
TRANSPORT-SERVICES -- 0.5%
UTI Worldwide                                          3,325            258
                                                               ------------
                                                                        258
                                                               ------------
TOTAL TRANSPORTATION (COST $290)                                        456
                                                               ------------
--------------------------------------------------------------------------------
UTILITIES -- 0.2%
ELECTRIC-INTEGRATED -- 0.2%
MGE Energy                                             1,520             56
Pike Electric*                                         2,300             43
                                                               ------------
                                                                         99
                                                               ------------
TOTAL UTILITIES (COST $69)                                               99
                                                               ------------
TOTAL COMMON STOCK (COST $37,948)                                    50,838
                                                               ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 0.5%
INDEX FUND-SMALL CAP -- 0.5%
iShares Russell 2000 Index Fund*                       3,900            259
                                                               ------------
                                                                        259
                                                               ------------
TOTAL INVESTMENT COMPANY (COST $240)                                    259
                                                               ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.0%
Morgan Stanley
   3.550%, dated 09/30/05, to be
   repurchased on 10/03/05, repurchase
   price $1,625,506 (collateralized by various
   U.S. Government obligations, par values
   ranging from $1,710,521 to $3,344,785,
   6.250%, 05/15/30, total market
   value $1,657,534)(A)                         $      1,625          1,625
                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $1,625)                              1,625
                                                               ------------
TOTAL INVESTMENTS -- 100.1% (COST $39,813)                           52,722
                                                               ------------
--------------------------------------------------------------------------------

Description                                                     Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.1)%
Payable for Administration Fees                                $         (5)
Payable for Investment Advisory Fees                                    (35)
Other Assets and Liabilities, Net                                       (36)
                                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES                                      (76)
                                                               ------------
NET ASSETS                                                     $     52,646
                                                               ============
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                             $     42,408
Accumulated net investment loss                                        (244)
Accumulated net realized loss on investments                         (2,427)
Unrealized appreciation on investments                               12,909
                                                               ------------
TOTAL NET ASSETS -- 100.0%                                      $     52,646
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($50,958,992/3,269,082 SHARES)                              $      15.59
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($1,461,130/94,419 SHARES)                                  $      15.47
                                                               ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($152,978/9,868 SHARES)                                     $      15.50
                                                               ============
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($15.50/94.25%)                                             $      16.45
                                                               ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($72,698/4,766 SHARES)                                      $      15.25
                                                               ============

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
LLC -- Limited Liability Company
REITs -- Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                ANALYTIC DISCIPLINED EQUITY FUND

                                              MANAGEMENT DISCUSSION AND ANALYSIS

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The Analytic Disciplined Equity Fund's PBHG Class outperformed its benchmark, the S&P 500 Index, and the Lipper Large-Cap Core Funds Average for the six-month period ended September 30, 2005. The Fund's PBHG Class returned 5.28% at net asset value versus the S&P 500 Index, which returned 5.02%, and the Lipper Large-Cap Core Funds Average return of 4.97%. Performance for all share classes can be found on the following page.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. The broad equity market moved higher during the six-month period ended September 30, 2005, but economic data released during the period showed mixed signals regarding the strength of the U.S. economy. While the long-term impact of hurricanes Katrina and Rita have yet to be fully determined, they wreaked havoc on the already fragile energy markets.

    Retail sales posted strong gains during the period, industrial production moved higher, and second-quarter growth in real gross domestic product registered at 3.30%. New and existing home sales continued to post strong gains. Overall consumer and wholesale inflation figures were higher in the third quarter but the bulk of the increase can be attributed to soaring energy prices. New orders for durable goods moved sharply lower in July but rose in August at the fastest pace in three months. In the wake of their devastation, the hurricanes eliminated any plans to cut the federal budget deficit, thanks to the approval of a $51 billion spending package for the rebuilding of hurricane-ravaged areas.

Q.  WHICH MARKET FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE?

A. Investor behavior during the past six months was fairly consistent with that observed over the last three years. For example, companies with above average earnings-per-share growth also continued to perform well as investors rewarded this growth characteristic. In addition, stocks with strong price momentum continued to move higher and stocks with above average trading volumes underperformed. The Fund was positioned to take advantage of these trends and benefited from its emphasis on these characteristics.

    An emphasis on certain valuation characteristics had mixed results on performance during the six-month period. Stocks with above average sales and predicted earnings relative to price performed well in the second quarter, but lagged in the third quarter. The continued emphasis on certain quality characteristics negatively impacted results as lower quality stocks outperformed higher quality stocks during the period.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. An overweight position to managed-care company, Cigna, contributed to the Fund's outperformance after the company reported first-quarter profits that exceeded expectations by a wide margin. Another strong performer was construction company, KB Home, which rallied after the company reported a 78% increase in net income for the second quarter. In addition, one of the best performing stocks was a long position in natural gas distributor, TXU, which reported strong second quarter earnings as a result of a restructuring program launched in 2004.

    Entertainment enterprise, Walt Disney, information technology company, Dell and health care product manufacturer, Johnson & Johnson, detracted from performance during the six-month period ended September 30, 2005.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE STOCK MARKET?

A. The Fund's sub-advisor, Analytic Investors, Inc's, investment process is based on the belief that investor preferences change, but change slowly over time. As a result, the Fund continues to emphasize stocks with above average earnings-per-share growth and stocks with strong price momentum as these companies continue to outperform. In addition, companies with attractive forecasted earnings and cash-flow-to-price ratios are emphasized. Finally, the sub-advisor continues to be favor high quality companies.

----------
Effective November 1,2005 the Analytic Disciplined Equity Fund was renamed the Old Mutual Analytic Disciplined Equity Fund and the PBHG Share Class was redesignated as Class Z shares.

                             PERFORMANCE HIGHLIGHTS

o The Analytic Disciplined Equity Fund's PBHG Class outperformed its benchmark, the S&P 500 Index, and the Lipper Large-Cap Core Funds Average for the six-month period ended September 30, 2005. The Fund's PBHG Class returned 5.28% at net asset value versus the S&P 500 Index, which returned 5.02%, and the Lipper Large-Cap Core Funds Average return of 4.97%.

o The Fund was generally fully invested during the period which helped performance in the strong equity market of the past six months.

PBHG FUNDS

ANALYTIC DISCIPLINED EQUITY FUND (Unaudited)

              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2005

                                                     One      Annualized    Annualized    Annualized   Annualized
                                        6           Year        3 Year        5 Year        10 Year     Inception
                                     Months^       Return       Return        Return        Return       to Date
-----------------------------------------------------------------------------------------------------------------
PBHG Class*                           5.28%        15.87%       16.42%        (0.90)%       9.97%        10.72%
-----------------------------------------------------------------------------------------------------------------
Class A with load+                   (0.98)%        8.86%         n/a           n/a          n/a          9.67%
-----------------------------------------------------------------------------------------------------------------
Class A without load+                 5.10%        15.50%         n/a           n/a          n/a         12.72%
-----------------------------------------------------------------------------------------------------------------
Class C with load+                    3.75%        13.66%         n/a           n/a          n/a         11.87%
-----------------------------------------------------------------------------------------------------------------
Class C without load+                 4.75%        14.66%         n/a           n/a          n/a         11.87%
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index*                        5.02%        12.25%       16.72%        (1.49)%       9.49%        10.57%
-----------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average*  4.97%        11.54%       14.28%        (2.87)%       7.82%         8.93%
-----------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 3.
*  Inception date 7/1/93
+  Inception date 7/31/03
^  Not annualized

                          VALUE OF A $10,000 INVESTMENT

                    [LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                    PBHG Disciplined
                      Equity Fund --                       Lipper Large-Cap
                        PBHG Class        S&P 500 Index   Core Funds Average
                    ----------------      -------------   ------------------
7/1/93                 $     10,000       $     10,000       $     10,000
7/31/93                $      9,845       $     10,189       $     10,000
8/31/93                $     10,217       $     10,575       $     10,383
9/30/93                $     10,109       $     10,494       $     10,398
10/31/93               $     10,343       $     10,711       $     10,586
11/30/93               $     10,156       $     10,609       $     10,430
12/31/93               $     10,401       $     10,737       $     10,673
1/31/94                $     10,734       $     11,102       $     11,007
2/28/94                $     10,501       $     10,801       $     10,789
3/31/94                $     10,078       $     10,330       $     10,323
4/30/94                $     10,196       $     10,463       $     10,424
5/31/94                $     10,397       $     10,634       $     10,516
6/30/94                $     10,167       $     10,374       $     10,240
7/31/94                $     10,438       $     10,714       $     10,542
8/31/94                $     10,810       $     11,154       $     10,965
9/30/94                $     10,500       $     10,881       $     10,713
10/31/94               $     10,704       $     11,125       $     10,879
11/30/94               $     10,262       $     10,720       $     10,488
12/31/94               $     10,375       $     10,879       $     10,615
1/31/95                $     10,632       $     11,161       $     10,786
2/28/95                $     11,010       $     11,596       $     11,196
3/31/95                $     11,303       $     11,939       $     11,497
4/30/95                $     11,666       $     12,290       $     11,780
5/31/95                $     12,132       $     12,781       $     12,164
6/30/95                $     12,437       $     13,078       $     12,498
7/31/95                $     12,888       $     13,512       $     12,958
8/31/95                $     12,888       $     13,546       $     13,015
9/30/95                $     13,448       $     14,117       $     13,451
10/31/95               $     13,378       $     14,067       $     13,334
11/30/95               $     13,849       $     14,684       $     13,878
12/31/95               $     14,041       $     14,967       $     14,058
1/31/96                $     14,483       $     15,477       $     14,481
2/29/96                $     14,748       $     15,620       $     14,726
3/31/96                $     14,802       $     15,771       $     14,885
4/30/96                $     14,908       $     16,003       $     15,144
5/31/96                $     15,334       $     16,416       $     15,495
6/30/96                $     15,367       $     16,478       $     15,470
7/31/96                $     14,638       $     15,751       $     14,768
8/31/96                $     14,922       $     16,083       $     15,167
9/30/96                $     15,499       $     16,988       $     15,955
10/31/96               $     15,927       $     17,456       $     16,265
11/30/96               $     17,120       $     18,776       $     17,345
12/31/96               $     17,268       $     18,404       $     17,047
1/31/97                $     18,081       $     19,554       $     17,935
2/28/97                $     17,965       $     19,707       $     17,937
3/31/97                $     17,505       $     18,897       $     17,210
4/30/97                $     18,273       $     20,025       $     18,031
5/31/97                $     19,111       $     21,245       $     19,145
6/30/97                $     20,123       $     22,196       $     19,936
7/31/97                $     21,897       $     23,962       $     21,499
8/31/97                $     21,127       $     22,620       $     20,553
9/30/97                $     22,553       $     23,859       $     21,607
10/31/97               $     21,171       $     23,062       $     20,877
11/30/97               $     22,178       $     24,130       $     21,537
12/31/97               $     22,418       $     24,544       $     21,877
1/31/98                $     22,684       $     24,816       $     22,013
2/28/98                $     24,625       $     26,605       $     23,578
3/31/98                $     26,147       $     27,968       $     24,627
4/30/98                $     26,786       $     28,249       $     24,893
5/31/98                $     26,786       $     27,764       $     24,358
6/30/98                $     27,873       $     28,891       $     25,169
7/31/98                $     27,761       $     28,584       $     24,764
8/31/98                $     23,549       $     24,451       $     21,072
9/30/98                $     25,641       $     26,018       $     22,332
10/31/98               $     27,846       $     28,134       $     24,029
11/30/98               $     29,203       $     29,839       $     25,422
12/31/98               $     30,897       $     31,558       $     27,052
1/31/99                $     31,832       $     32,878       $     27,912
2/28/99                $     30,925       $     31,856       $     27,036
3/31/99                $     31,946       $     33,131       $     28,090
4/30/99                $     34,043       $     34,414       $     29,132
5/31/99                $     33,561       $     33,601       $     28,506
6/30/99                $     35,801       $     35,466       $     30,068
7/31/99                $     34,793       $     34,359       $     29,208
8/31/99                $     34,850       $     34,189       $     28,869
9/30/99                $     33,752       $     33,251       $     28,130
10/31/99               $     35,177       $     35,355       $     29,720
11/30/99               $     35,519       $     36,074       $     30,406
12/31/99               $     37,096       $     38,199       $     32,343
1/31/00                $     34,926       $     36,280       $     30,956
2/29/00                $     34,233       $     35,593       $     30,875
3/31/00                $     37,429       $     39,075       $     33,490
4/30/00                $     36,071       $     37,899       $     32,549
5/31/00                $     35,528       $     37,122       $     31,866
6/30/00                $     36,328       $     38,037       $     32,685
7/31/00                $     35,663       $     37,442       $     32,237
8/31/00                $     38,022       $     39,768       $     34,439
9/30/00                $     36,396       $     37,668       $     32,792
10/31/00               $     36,063       $     37,509       $     32,599
11/30/00               $     33,575       $     34,552       $     30,011
12/31/00               $     33,636       $     34,721       $     30,509
1/31/01                $     34,819       $     35,953       $     31,302
2/28/01                $     32,726       $     32,675       $     28,613
3/31/01                $     31,043       $     30,605       $     26,770
4/30/01                $     33,230       $     32,983       $     28,816
5/31/01                $     33,503       $     33,204       $     28,966
6/30/01                $     32,971       $     32,396       $     28,169
7/31/01                $     32,910       $     32,077       $     27,746
8/31/01                $     31,481       $     30,069       $     26,062
9/30/01                $     29,113       $     27,641       $     23,824
10/31/01               $     29,235       $     28,168       $     24,400
11/30/01               $     31,460       $     30,328       $     26,237
12/31/01               $     31,545       $     30,594       $     26,479
1/31/02                $     31,000       $     30,148       $     25,997
2/28/02                $     30,603       $     29,566       $     25,441
3/31/02                $     31,825       $     30,678       $     26,407
4/30/02                $     30,084       $     28,818       $     24,907
5/31/02                $     29,596       $     28,606       $     24,681
6/30/02                $     27,091       $     26,568       $     22,835
7/31/02                $     24,648       $     24,497       $     21,120
8/31/02                $     24,800       $     24,658       $     21,227
9/30/02                $     22,052       $     21,978       $     19,020
10/31/02               $     23,945       $     23,913       $     20,558
11/30/02               $     24,892       $     25,320       $     21,634
12/31/02               $     23,512       $     23,832       $     20,383
1/31/03                $     22,896       $     23,208       $     19,839
2/28/03                $     22,464       $     22,860       $     19,528
3/31/03                $     22,649       $     23,082       $     19,692
4/30/03                $     24,436       $     24,983       $     21,206
5/31/03                $     25,700       $     26,299       $     22,285
6/30/03                $     26,131       $     26,636       $     22,508
7/31/03                $     26,686       $     27,106       $     22,915
8/31/03                $     27,148       $     27,633       $     23,335
9/30/03                $     27,148       $     27,340       $     23,034
10/31/03               $     28,658       $     28,886       $     24,278
11/30/03               $     29,059       $     29,141       $     24,496
12/31/03               $     30,339       $     30,669       $     25,643
1/31/04                $     30,463       $     31,232       $     26,019
2/29/04                $     30,896       $     31,666       $     26,340
3/31/04                $     30,463       $     31,188       $     25,939
4/30/04                $     30,184       $     30,698       $     25,459
5/31/04                $     30,463       $     31,119       $     25,752
6/30/04                $     30,803       $     31,724       $     26,195
7/31/04                $     29,410       $     30,674       $     25,200
8/31/04                $     29,472       $     30,798       $     25,200
9/30/04                $     30,029       $     31,131       $     25,452
10/31/04               $     30,246       $     31,607       $     25,782
11/30/04               $     32,011       $     32,886       $     26,806
12/31/04               $     33,143       $     34,005       $     27,701
1/31/05                $     32,676       $     33,176       $     27,050
2/28/05                $     33,767       $     33,874       $     27,543
3/31/05                $     33,050       $     33,274       $     27,041
4/30/05                $     32,302       $     32,644       $     26,438
5/31/05                $     33,486       $     33,682       $     27,319
6/30/05                $     33,954       $     33,730       $     27,371
7/31/05                $     34,921       $     34,984       $     28,386
8/31/05                $     34,578       $     34,665       $     28,128
9/30/05                $     34,796       $     34,945       $     28,384

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's PBHG Class shares on the inception date of July 1, 1993 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Large-Cap Core Funds Average at July 31, 1993.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2005

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Basic Materials                         (3%)
Cash                                    (1%)
Consumer Cyclical                      (12%)
Consumer Non-Cyclical                   (7%)
Energy                                 (11%)
Financial                              (23%)
Health Care                            (14%)
Industrial                              (6%)
Services                                (3%)
Technology                             (14%)
Transportation                          (2%)
Utilities                               (4%)

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2005

Exxon Mobil                                              5.8%
Johnson & Johnson                                        4.6%
Wells Fargo                                              3.8%
Intel                                                    3.7%
Wachovia                                                 3.6%
ConocoPhillips                                           3.5%
Walt Disney                                              3.5%
International Business Machines                          3.3%
Cardinal Health                                          3.3%
Cigna                                                    3.2%
-------------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of Total Portfolio Investments in Common Stock          38.3%

                                                                      PBHG FUNDS

                                                ANALYTIC DISCIPLINED EQUITY FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.2%
BASIC MATERIALS -- 3.0%
CHEMICALS-DIVERSIFIED -- 1.9%
Dow Chemical                                          23,323   $        972
                                                               ------------
                                                                        972
--------------------------------------------------------------------------------
GOLD MINING -- 1.1%
Newmont Mining                                        12,645            596
                                                               ------------
                                                                        596
                                                               ------------
TOTAL BASIC MATERIALS (COST $1,488)                                   1,568
                                                               ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 12.0%
APPAREL MANUFACTURERS -- 0.3%
VF                                                     2,966            172
                                                               ------------
                                                                        172
--------------------------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 2.5%
Centex                                                 4,967            321
KB Home                                               13,501            988
                                                               ------------
                                                                      1,309
--------------------------------------------------------------------------------
LEISURE & REC PRODUCTS -- 1.1%
Brunswick                                             15,064            569
                                                               ------------
                                                                        569
--------------------------------------------------------------------------------
MULTIMEDIA -- 3.4%
Walt Disney                                           74,104          1,788
                                                               ------------
                                                                      1,788
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 1.5%
Home Depot                                            20,826            794
                                                               ------------
                                                                        794
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 1.0%
Wal-Mart Stores                                       11,503            504
                                                               ------------
                                                                        504
--------------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORE -- 0.1%
JC Penney                                              1,177             56
                                                               ------------
                                                                         56
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.1%
Darden Restaurants                                    35,793          1,087
                                                               ------------
                                                                      1,087
                                                               ------------
TOTAL CONSUMER CYCLICAL (COST $6,180)                                 6,279
                                                               ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 6.5%
AGRICULTURAL OPERATIONS -- 1.9%
Archer-Daniels-Midland                                39,338            970
                                                               ------------
                                                                        970
--------------------------------------------------------------------------------
BEVERAGES - WINE/SPIRITS -- 0.2%
Constellation Brands*                                  3,176             82
                                                               ------------
                                                                         82
--------------------------------------------------------------------------------
BEVERAGES-NON-ALCOHOLIC -- 0.4%
Coca-Cola                                              9,986            195
                                                               ------------
                                                                        195
--------------------------------------------------------------------------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.6%
Fortune Brands                                         4,102            334
                                                               ------------
                                                                        334
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.4%
Gillette                                               4,019            234
                                                               ------------
                                                                        234
--------------------------------------------------------------------------------
FOOD - MEAT PRODUCTS -- 0.4%
Tyson Foods                                           13,031            235
                                                               ------------
                                                                        235
--------------------------------------------------------------------------------
TOBACCO -- 2.6%
Altria Group                                          18,433          1,359
                                                               ------------
                                                                      1,359
                                                               ------------
TOTAL CONSUMER NON-CYCLICAL (COST $3,033)                             3,409
                                                               ------------
--------------------------------------------------------------------------------
ENERGY -- 11.1%
OIL COMP - EXPLORATION & PRODUCTION -- 0.6%
Devon Energy                                           4,353            299
                                                               ------------
                                                                        299
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 10.5%
Chevron                                                5,854            379
ConocoPhillips                                        25,683          1,796
Exxon Mobil                                           46,591          2,960
Occidental Petroleum                                   4,179            357
                                                               ------------
                                                                      5,492
                                                               ------------
TOTAL ENERGY (COST $4,272)                                            5,791
                                                               ------------
--------------------------------------------------------------------------------
FINANCIAL -- 23.5%
FINANCE - CREDIT CARD -- 1.6%
MBNA                                                   5,638            139
Providian Financial*                                  38,819            686
                                                               ------------
                                                                        825
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 2.0%
Countrywide Financial                                 32,228          1,063
                                                               ------------
                                                                      1,063
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 3.1%
Cigna                                                 13,927          1,642
                                                               ------------
                                                                      1,642
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 4.5%
Hartford Financial Services Group                      5,547            428
Loews                                                  4,554            421
Metlife                                               30,520          1,521
                                                               ------------
                                                                      2,370
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 3.3%
ACE                                                   15,605            734
St. Paul Travelers                                    22,188            996
                                                               ------------
                                                                      1,730
--------------------------------------------------------------------------------

PBHG FUNDS

ANALYTIC DISCIPLINED EQUITY FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
REITS - REGIONAL MALLS -- 0.1%
Simon Property Group                                     747   $         55
                                                               ------------
                                                                         55
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 0.1%
Washington Mutual                                      1,365             54
                                                               ------------
                                                                         54
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 8.8%
Bank of America                                       19,017            800
Wachovia                                              38,704          1,842
Wells Fargo                                           33,631          1,970
                                                               ------------
                                                                      4,612
                                                               ------------
TOTAL FINANCIAL (COST $11,897)                                       12,351
                                                               ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 13.7%
DISPOSABLE MEDICAL PRODUCTS -- 0.6%
C.R. Bard                                              4,516            298
                                                               ------------
                                                                        298
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 1.3%
McKesson                                              14,819            703
                                                               ------------
                                                                        703
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.2%
Guidant                                                1,463            101
                                                               ------------
                                                                        101
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 4.5%
Johnson & Johnson                                     37,166          2,352
                                                               ------------
                                                                      2,352
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.2%
Abbott Laboratories                                   15,081            639
                                                               ------------
                                                                        639
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.6%
Aetna                                                    750             65
Humana*                                                9,616            460
UnitedHealth Group                                     5,081            286
                                                               ------------
                                                                        811
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTORS -- 4.3%
AmerisourceBergen                                      7,403            572
Cardinal Health                                       26,391          1,674
                                                               ------------
                                                                      2,246
                                                               ------------
TOTAL HEALTH CARE (COST $6,431)                                       7,150
                                                               ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 5.7%
AEROSPACE/DEFENSE -- 3.1%
Lockheed Martin                                       26,559          1,621
                                                               ------------
                                                                      1,621
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 0.3%
General Electric                                       4,714            159
                                                               ------------
                                                                        159
--------------------------------------------------------------------------------
ELECTRONICS - MILITARY -- 0.4%
L-3 Communications Holdings                            2,381            188
                                                               ------------
                                                                        188
--------------------------------------------------------------------------------
ENGINES-INTERNAL COMBUSTION -- 1.1%
Cummins                                                6,267            552
                                                               ------------
                                                                        552
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 0.5%
Caterpillar                                            4,838            284
                                                               ------------
                                                                        284
--------------------------------------------------------------------------------
TOOLS-HAND HELD -- 0.3%
Black & Decker                                         2,071            170
                                                               ------------
                                                                        170
--------------------------------------------------------------------------------
TOTAL INDUSTRIAL (COST $2,764)                                        2,974
                                                               ------------
--------------------------------------------------------------------------------
SERVICES -- 3.6%
COMMERCIAL SERVICES-FINANCE -- 1.0%
H&R Block                                             20,736            497
                                                               ------------
                                                                        497
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES -- 0.3%
Cendant                                                6,296            130
                                                               ------------
                                                                        130
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 2.3%
AT&T                                                   3,437             68
Sprint Nextel                                         47,884          1,139
                                                               ------------
                                                                      1,207
                                                               ------------
TOTAL SERVICES (COST $1,683)                                          1,834
                                                               ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 13.8%
APPLICATIONS SOFTWARE -- 1.5%
Microsoft                                             30,190            777
                                                               ------------
                                                                        777
--------------------------------------------------------------------------------
COMPUTERS -- 5.9%
Dell*                                                 10,843            371
Hewlett-Packard                                       35,593          1,039
International Business Machines                       21,080          1,691
                                                               ------------
                                                                      3,101
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.9%
Freescale Semiconductor*                               3,363             79
Intel                                                 77,030          1,899
                                                               ------------
                                                                      1,978
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 2.1%
Yahoo!*                                               33,041          1,118
                                                               ------------
                                                                      1,118
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.4%
Motorola                                               9,740            215
                                                               ------------
                                                                        215
                                                               ------------
TOTAL TECHNOLOGY (COST $6,736)                                        7,189
                                                               ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                ANALYTIC DISCIPLINED EQUITY FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                 Shares/Face      Market
Description                                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.7%
TRANSPORT-RAIL -- 1.7%
Norfolk Southern                                      22,842   $        926
                                                               ------------
                                                                        926
                                                               ------------
TOTAL TRANSPORTATION (COST $655)                                        926
                                                               ------------
--------------------------------------------------------------------------------
UTILITIES -- 4.7%
ELECTRIC - GENERATION -- 1.9%
AES*                                                  59,206            973
                                                               ------------
                                                                        973
--------------------------------------------------------------------------------
ELECTRIC-INTEGRATED -- 2.8%
Centerpoint Energy                                     3,750             56
Public Service Enterprise Group                        1,014             65
TXU                                                   11,784          1,330
                                                               ------------
                                                                      1,451
                                                               ------------
TOTAL UTILITIES (COST $1,224)                                         2,424
                                                               ------------
TOTAL COMMON STOCK (COST $46,363)                                    51,895
                                                               ------------
--------------------------------------------------------------------------------
TREASURY BILL -- 0.5%
U.S. T-Bill (B)(C)
   3.640%, 02/23/06                             $        250            246
                                                               ------------
                                                                        246
                                                               ------------
TOTAL TREASURY BILL (COST $246)                                         246
                                                               ------------
--------------------------------------------------------------------------------
RIGHTS -- 0.0%
Seagate Escrow Security                                6,002             --
                                                               ------------
                                                                         --
                                                               ------------
TOTAL RIGHTS (COST $--)                                                  --
                                                               ------------
--------------------------------------------------------------------------------
WARRANTS -- 0.0%
Lucent Technologies, Expires 12/10/07                  8,891              9
                                                               ------------
                                                                          9
                                                               ------------
TOTAL WARRANTS (COST $--)                                                 9
                                                               ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.5%
Deutsche Bank
   3.660%, dated 09/30/05, to be
   repurchased on 10/03/05, repurchase
   price $258,657 (collateralized by a
   U.S. Government obligation, par value
   $282,000, 4.125%, 04/15/09, total market
   value $263,925)(A)                           $        259            259
                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $259)                                  259
                                                               ------------
TOTAL INVESTMENTS -- 100.2% (COST $46,868)                           52,409
                                                               ------------
--------------------------------------------------------------------------------

Description                                                     Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.2)%
Payable for Administration Fees                                          (5)
Payable for Investment Advisory Fees                                    (30)
Other Assets and Liabilities, Net                                       (86)
                                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES                                     (121)
                                                               ------------
NET ASSETS                                                     $     52,288
                                                               ============
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                             $     66,600
Undistributed net investment income                                     159
Accumulated net realized loss on investments                        (20,005)
Unrealized appreciation on investments                                5,541
Unrealized depreciation on futures                                       (7)
                                                               ------------
NET ASSETS -- 100.0%                                           $     52,288
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($51,831,831/4,645,300 SHARES)                              $      11.16
                                                               ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($329,290/29,600 SHARES)                                    $      11.12
                                                               ============
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($11.12/94.25%)                                             $      11.80
                                                               ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($126,521/11,470 SHARES)                                    $      11.03
                                                               ============

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
*   Non-income producing security.
(A)   -- Tri-party repurchase agreement
(B)   -- Security has been pledged as collateral for open futures contracts.
         See Note 2 on page 114.
(C) -- The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.
REITs -- Real estate investment trusts
Cost figures are shown with "000's" omitted.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

PBHG FOCUSED FUND

MANAGEMENT DISCUSSION AND ANALYSIS

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended September 30, 2005, the PBHG Focused Fund's PBHG Class returned 5.00% at net asset value, underperforming the 6.35% return posted by its benchmark, the Russell 3000(R) Index, and the 6.51% return of the Lipper Multi-Cap Core Funds Average. Performance for all share classes can be found on the following page.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. While equity markets generally rebounded during the first three months of the period, the second half of the period was marked by uncertainty surrounding the long-term economic impact resulting from the devastation caused by hurricanes Rita and Katrina. The Federal Reserve continued to send a message that more interest rate increases are on the way as they attempt to fight the threat of inflation. During the period it also became clear that higher energy costs will squeeze consumer spending as greater outlays for gasoline, natural gas and heating oil will begin to divert spending from other consumer purchases.

Q.  WHICH MARKET FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE?

A. The Fund utilizes a non-diversified strategy and generally invests in 30 or fewer holdings. While the concentrated nature of the portfolio can amplify returns when security selection is favorable, it can also result in increased volatility and risk. The portfolio is not constructed using target ranges for sector weightings relative to the benchmark. Instead, a bottom-up approach is utilized that emphasizes companies it believes are showing signs of strong business fundamentals and the ability to have positive earning surprises. This approach may lead to sectors being heavily over- or underweighted relative to the benchmark.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Intel Corp., Nokia Corp. and Microsoft all made positive contributions to the Fund's results during the period. Several positions in the financial sector also aided performance, including well-known insurance companies, Aflac and Hartford Financial Services Group. Aflac had fallen sharply in the weeks preceding the Fund's purchase and was quickly revalued as investors sought companies with strong visibility, business fundamentals and valuations. Hartford has benefited from its strong sales execution and reasonable valuation compared to peers.

    The largest detractor from performance during the period was the Fund's position in Fannie Mae, a government sponsored credit services company. The stock was down significantly as uncertainty regarding their accounting reigned and a political solution to their regulatory future was delayed indefinitely. Their story has become less clear and will be chalked up as a painful lesson in avoiding companies who aren't filing accounting statements. With that said, unless the new charges of accounting manipulation are found to be true, the stock is severely undervalued based on their market position and competitive advantages.

    Another area that hurt performance relative to the benchmark was the Fund's lack of exposure to the energy sector. The two energy names that the Fund owns, El Paso and Nabors Industries, both performed well, but a lack of oil exploration holdings hurt Fund performance as these stocks posted strong results. Another company in the portfolio that didn't fair well during the period was Dupont, which was negatively impacted by strong energy prices.

    Minimal changes were made to the Fund's holdings during the period, primarily as a result of the lack of performance variation and subdued stock returns for many holdings. The Fund remains overweight in technology, not on a macro-driven thesis of technology outperformance, but instead a result of bottom-up stock selection focusing on companies who have commanding market share, strong cash-flows and reasonable valuations.

----------
Effective November 1, 2005 the PBHG Focused Fund is renamed the Old Mutual Focused Fund and the PBHG Share Class was redesignated as Class Z shares.

                             PERFORMANCE HIGHLIGHTS

o For the six-month period ended September 30, 2005, the PBHG Focused Fund's PBHG Class returned 5.00% at net asset value, underperforming the 6.35% return posted by its benchmark, the Russell 3000(R) Index, and the 6.51% return of the Lipper Multi-Cap Core Funds Average.

o Microsoft, one of the Fund's largest holdings, benefited from renewed strength in the technology sector, strong fundamentals and positive feedback regarding upcoming product launches.

o The Fund's position in Fannie Mae detracted from returns as the stock was down significantly as uncertainty regarding their accounting practices reigned and a political solution to their regulatory future was delayed indefinitely.

                                                                      PBHG FUNDS

                                                   PBHG FOCUSED FUND (Unaudited)

              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2005

                                                            One          Annualized    Annualized      Annualized
                                              6             Year           3 Year        5 Year        Inception
                                            Months^        Return          Return        Return         to Date
-----------------------------------------------------------------------------------------------------------------
PBHG Class*                                  5.00%         16.38%          18.17%         2.29%         11.77%
-----------------------------------------------------------------------------------------------------------------
Class A with load+                          (1.17)%         9.45%            n/a           n/a          11.34%
-----------------------------------------------------------------------------------------------------------------
Class A without load+                        4.85%         16.12%            n/a           n/a          14.68%
-----------------------------------------------------------------------------------------------------------------
Class C with load+                           3.47%         14.21%            n/a           n/a          13.82%
-----------------------------------------------------------------------------------------------------------------
Class C without load+                        4.47%         15.21%            n/a           n/a          13.82%
-----------------------------------------------------------------------------------------------------------------
Russell 3000(R)Index*                        6.35%         14.57%          18.13%        (0.72)%         2.73%
-----------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Core Funds Average*         6.51%         14.64%          16.96%         0.05%          3.62%
-----------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 3.
*  Inception date 2/12/99
+  Inception date 9/30/03
^  Not annualized

                          VALUE OF A $10,000 INVESTMENT

                    [LINE CHART OMITTED, PLOT POINTS FOLLOWS

                         PBHG Focused                          Lipper
                         Fund -- PBHG    Russell 3000(R)   Multi-Cap Core
                            Class            Index         Funds Average
                       ---------------   ---------------   ---------------
2/12/99                $        10,000   $        10,000   $        10,000
2/28/99                $         9,932   $        10,072   $        10,000
3/31/99                $        10,136   $        10,442   $        10,392
4/30/99                $        10,058   $        10,913   $        10,839
5/31/99                $        10,446   $        10,705   $        10,724
6/30/99                $        11,318   $        11,246   $        11,287
7/31/99                $        11,541   $        10,905   $        11,059
8/31/99                $        11,560   $        10,781   $        10,894
9/30/99                $        11,638   $        10,506   $        10,655
10/31/99               $        11,986   $        11,165   $        11,174
11/30/99               $        12,888   $        11,477   $        11,610
12/31/99               $        14,802   $        12,210   $        12,554
1/31/00                $        16,066   $        11,731   $        12,114
2/29/00                $        16,739   $        11,840   $        12,559
3/31/00                $        19,173   $        12,767   $        13,398
4/30/00                $        17,381   $        12,318   $        12,961
5/31/00                $        17,516   $        11,972   $        12,639
6/30/00                $        17,827   $        12,326   $        13,032
7/31/00                $        17,464   $        12,108   $        12,888
8/31/00                $        18,656   $        13,006   $        13,820
9/30/00                $        18,676   $        12,417   $        13,313
10/31/00               $        18,780   $        12,240   $        13,144
11/30/00               $        17,029   $        11,112   $        12,107
12/31/00               $        18,475   $        11,299   $        12,545
1/31/01                $        19,558   $        11,685   $        12,929
2/28/01                $        19,314   $        10,618   $        11,946
3/31/01                $        18,486   $         9,926   $        11,223
4/30/01                $        19,834   $        10,722   $        12,086
5/31/01                $        20,248   $        10,808   $        12,188
6/30/01                $        19,930   $        10,608   $        11,960
7/31/01                $        19,696   $        10,434   $        11,753
8/31/01                $        19,027   $         9,818   $        11,165
9/30/01                $        16,946   $         8,951   $        10,102
10/31/01               $        17,392   $         9,160   $        10,387
11/30/01               $        18,645   $         9,865   $        11,135
12/31/01               $        19,111   $        10,004   $        11,355
1/31/02                $        17,676   $         9,879   $        11,182
2/28/02                $        17,237   $         9,677   $        10,930
3/31/02                $        17,344   $        10,101   $        11,422
4/30/02                $        16,894   $         9,571   $        10,993
5/31/02                $        16,937   $         9,460   $        10,860
6/30/02                $        15,599   $         8,779   $        10,049
7/31/02                $        14,143   $         8,081   $         9,220
8/31/02                $        14,271   $         8,119   $         9,266
9/30/02                $        12,676   $         7,266   $         8,399
10/31/02               $        13,704   $         7,845   $         8,918
11/30/02               $        14,603   $         8,320   $         9,463
12/31/02               $        13,640   $         7,849   $         8,955
1/31/03                $        13,511   $         7,657   $         8,760
2/28/03                $        12,965   $         7,531   $         8,600
3/31/03                $        12,858   $         7,610   $         8,660
4/30/03                $        13,886   $         8,232   $         9,321
5/31/03                $        14,946   $         8,729   $         9,933
6/30/03                $        15,214   $         8,847   $        10,059
7/31/03                $        15,342   $         9,050   $        10,266
8/31/03                $        16,049   $         9,250   $        10,552
9/30/03                $        15,834   $         9,150   $        10,421
10/31/03               $        16,637   $         9,703   $        11,029
11/30/03               $        16,873   $         9,837   $        11,211
12/31/03               $        18,190   $        10,287   $        11,637
1/31/04                $        18,575   $        10,502   $        11,891
2/29/04                $        18,618   $        10,643   $        12,059
3/31/04                $        18,404   $        10,517   $        11,948
4/30/04                $        18,211   $        10,299   $        11,659
5/31/04                $        18,104   $        10,449   $        11,788
6/30/04                $        18,211   $        10,657   $        12,031
7/31/04                $        17,547   $        10,254   $        11,524
8/31/04                $        17,537   $        10,296   $        11,494
9/30/04                $        17,976   $        10,454   $        11,749
10/31/04               $        18,896   $        10,626   $        11,938
11/30/04               $        19,774   $        11,120   $        12,505
12/31/04               $        20,759   $        11,516   $        12,930
1/31/05                $        20,117   $        11,209   $        12,613
2/28/05                $        20,385   $        11,456   $        12,875
3/31/05                $        19,924   $        11,262   $        12,650
4/30/05                $        19,817   $        11,018   $        12,310
5/31/05                $        20,727   $        11,435   $        12,760
6/30/05                $        20,577   $        11,515   $        12,894
7/31/05                $        21,102   $        11,987   $        13,411
8/31/05                $        20,845   $        11,873   $        13,340
9/30/05                $        20,920   $        11,977   $        13,466

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's PBHG Class shares on the inception date of February 12, 1999 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Multi-Cap Core Funds Average at February 28, 1999.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2005

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Basic Materials          (4%)
Cash                     (1%)
Consumer Cyclical        (9%)
Consumer Non-Cyclical    (4%)
Energy                   (6%)
Financial                (7%)
Health Care              (7%)
Industrial              (20%)
Technology              (42%)

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2005

Microsoft                                            14.1%
Symantec                                              7.1%
General Electric                                      6.8%
Nokia Oyj ADR                                         5.5%
Dover                                                 4.9%
Comcast, Cl A                                         4.6%
Coca-Cola                                             4.6%
Waste Management                                      4.4%
Automatic Data Processing                             4.3%
Xerox                                                 4.3%
----------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
 of Total Portfolio Investments in Common Stock      60.6%

PBHG FUNDS

PBHG FOCUSED FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.6%
BASIC MATERIALS -- 4.0%
CHEMICALS-DIVERSIFIED -- 4.0%
EI Du Pont de Nemours*                                21,000   $        823
                                                               ------------
                                                                        823
                                                               ------------
TOTAL BASIC MATERIALS (COST $976)                                       823
                                                               ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 8.3%
CABLE TV -- 4.4%
Comcast, Cl A*                                        31,900            918
                                                               ------------
                                                                        918
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 3.9%
CVS                                                   27,600            801
                                                               ------------
                                                                        801
                                                               ------------
TOTAL CONSUMER CYCLICAL (COST $1,505)                                 1,719
                                                               ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 4.4%
BEVERAGES-NON-ALCOHOLIC -- 4.4%
Coca-Cola*                                            21,200            916
                                                               ------------
                                                                        916
                                                               ------------
TOTAL CONSUMER NON-CYCLICAL (COST $905)                                 916
                                                               ------------
--------------------------------------------------------------------------------
ENERGY -- 5.5%
OIL & GAS DRILLING -- 2.2%
Nabors*                                                6,300            452
                                                               ------------
                                                                        452
--------------------------------------------------------------------------------
PIPELINES -- 3.3%
El Paso                                               48,600            676
                                                               ------------
                                                                        676
                                                               ------------
TOTAL ENERGY (COST $646)                                              1,128
                                                               ------------
--------------------------------------------------------------------------------
FINANCIAL -- 6.8%
FINANCE-MORTGAGE LOAN/BANKER -- 1.8%
Fannie Mae                                             8,300            372
                                                               ------------
                                                                        372
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 2.3%
Aflac                                                 10,400            471
                                                               ------------
                                                                        471
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 2.7%
Hartford Financial Services Group                      7,400            571
                                                               ------------
                                                                        571
                                                               ------------
TOTAL FINANCIAL (COST $1,246)                                         1,414
                                                               ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 6.8%
MEDICAL INSTRUMENTS -- 3.9%
Medtronic                                             15,100            810
                                                               ------------
                                                                        810
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.9%
Baxter International                                  14,900            594
                                                               ------------
                                                                        594
                                                               ------------
TOTAL HEALTH CARE (COST $1,257)                                       1,404
                                                               ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 19.3%
DIVERSIFIED MANUFACTURING OPERATIONS -- 15.1%
Dover                                                 23,500            959
General Electric                                      39,900          1,343
Honeywell International                               21,800            817
                                                               ------------
                                                                      3,119
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 4.2%
Waste Management                                      30,200            864
                                                               ------------
                                                                        864
                                                               ------------
TOTAL INDUSTRIAL (COST $3,981)                                        3,983
                                                               ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 40.5%
APPLICATIONS SOFTWARE -- 15.9%
Intuit*                                               11,100            497
Microsoft                                            108,500          2,792
                                                               ------------
                                                                      3,289
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 4.2%
Automatic Data Processing                             19,900            857
                                                               ------------
                                                                        857
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.1%
Intel                                                 26,100            643
                                                               ------------
                                                                        643
--------------------------------------------------------------------------------
INTERNET SECURITY -- 6.8%
Symantec*                                             61,581          1,395
                                                               ------------
                                                                      1,395
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.2%
Cisco Systems*                                        14,000            251
                                                               ------------
                                                                        251
--------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 4.1%
Xerox*                                                62,400            852
                                                               ------------
                                                                        852
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 5.2%
Nokia Oyj ADR*                                        64,000          1,082
                                                               ------------
                                                                      1,082
                                                               ------------
TOTAL TECHNOLOGY (COST $7,644)                                        8,369
                                                               ------------
TOTAL COMMON STOCK (COST $18,160)                                    19,756
                                                               ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                               PBHG FOCUSED FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                    Face          Market
Description                                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.8%
Morgan Stanley
   3.550%, dated 09/30/05, to be
   repurchased on 10/03/05, repurchase
   price $165,192 (collateralized by a
   U.S. Government obligation, par value
   $513,746, 6.250%, 05/15/30, total market
   value $168,447)(A)                           $        165   $        165
                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $165)                                  165
                                                               ------------
TOTAL INVESTMENTS -- 96.4% (COST $18,325)                            19,921
                                                               ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 3.6%
Receivable for Investment Securities Sold                               700
Payable for Administration Fees                                          (2)
Payable for Investment Advisory Fees                                    (11)
Other Assets and Liabilities, Net                                        52
                                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES                                      739
                                                               ------------
NET ASSETS                                                     $     20,660
                                                               ============
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                             $     21,386
Undistributed net investment income                                      92
Accumulated net realized loss on investments                         (2,414)
Unrealized appreciation on investments                                1,596
                                                               ------------
NET ASSETS -- 100.0%                                           $     20,660
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($20,529,305/1,050,713 SHARES)                              $      19.54
                                                               ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($65,737/3,380 SHARES)                                      $      19.45
                                                               ============
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($19.45/94.25%)                                             $      20.64
                                                               ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($64,757/3,380 SHARES)                                      $      19.16
                                                               ============

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
*   Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl  -- Class Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

PBHG LARGE CAP FUND

MANAGEMENT DISCUSSION AND ANALYSIS

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended September 30, 2005, the PBHG Large Cap Fund's PBHG Class returned 3.38% at net asset value underperforming the 5.02% return posted by its benchmark, the S&P 500 Index and the Lipper Large-Cap Core Funds Average return of 4.97%. Performance for all share classes can be found on the following page.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Equity markets generally rebounded early in the period, but the latter part of the period was marked by uncertainty surrounding the long-term economic impact of hurricanes Katrina and Rita. The Federal Reserve continued to make it clear that more interest rate increases are on the way as they attempt to fight the threat of inflation. It also became apparent during the period that energy costs will put pressure on consumer spending as greater expenditures on gasoline, natural gas and heating oil start to divert spending from other consumer purchases.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. For the six-month period, the Fund's lack of exposure to utilities, telecommunication and REIT stocks detracted from Fund performance, as a stabilizing economy and decreasing long-term interest rates drove these stock categories significantly higher during the period.

    The Fund's lack of exposure to the energy sector also hurt performance relative to the benchmark. The energy positions that the Fund did hold, El Paso and Nabors Industries (no longer a Fund holding), both performed well, but the fact that the Fund did not have any exposure to oil exploration holdings detracted from returns, as these stocks posted strong results during the period.

    As technology stocks demonstrated renewed strength during the period, Intel Corp., Nokia Corp. and Microsoft made positive contributions to the Fund's performance during the period. These companies benefited from renewed strength in the sector, strong fundamentals and positive feedback regarding some of their upcoming product launches.

    Well-known insurance companies, Aflac and Hartford Financial Services Group, in the financial sector, aided performance during the period. Aflac had fallen sharply in the weeks preceding the Fund's purchase and was quickly revalued as investors sought companies with strong visibility, business fundamentals and valuations. Hartford has benefited from its strong sales execution and reasonable valuation compared to its peers. Detracting from Fund performance was Fannie Mae. The stock was down significantly as uncertainty regarding their accounting practices reigned and a political solution to their regulatory future was delayed indefinitely.

    Another position that continued to add value to the portfolio was CVS Corp, a large drugstore chain. Their strong performance was due to the fact that they acquired the Eckerd drugstore chain from J.C. Penny and because many analysts believe that they have excellent long-term growth prospects, given the aging population and their extensive pipeline of generic drugs.

----------
Effective November 1, 2005 the PBHG Large Cap Fund is renamed the Old Mutual Large Cap Fund and the PBHG Share Class was redesignated as Class Z shares.

                             PERFORMANCE HIGHLIGHTS

o For the six-month period ended September 30, 2005, the PBHG Large Cap Fund's PBHG Class returned 3.38% at net asset value underperforming the 5.02% return posted by its benchmark, the S&P 500 Index and the Lipper Large-Cap Core Funds Average return of 4.97%.

o For the six-month period, the Fund's lack of exposure to utilities, telecommunication and REIT stocks detracted from Fund performance.

                                                                      PBHG FUNDS

                                                 PBHG LARGE CAP FUND (Unaudited)

              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2005

                                                            One          Annualized    Annualized      Annualized
                                              6             Year           3 Year        5 Year        Inception
                                            Months^        Return          Return        Return         to Date
-----------------------------------------------------------------------------------------------------------------
PBHG Class*                                  3.38%          7.74%          11.32%         0.36%          9.37%
-----------------------------------------------------------------------------------------------------------------
Advisor Class+                               3.14%          7.37%          11.03%          n/a          (1.57)%
-----------------------------------------------------------------------------------------------------------------
Class A with load++                         (2.72)%         1.21%            n/a           n/a           4.19%
-----------------------------------------------------------------------------------------------------------------
Class A without load++                       3.22%          7.42%            n/a           n/a           7.34%
-----------------------------------------------------------------------------------------------------------------
Class C with load++                          1.81%          5.64%            n/a           n/a           6.56%
-----------------------------------------------------------------------------------------------------------------
Class C without load++                       2.81%          6.64%            n/a           n/a           6.56%
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index*                               5.02%         12.25%          16.72%        (1.49)%         7.60%
-----------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average*         4.97%         11.54%          14.28%        (2.87)%         7.36%
-----------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 3.
*  Inception date 12/31/96
+  Inception date 12/29/00
++ Inception date 9/30/03
^  Not annualized

                          VALUE OF A $10,000 INVESTMENT

                    [LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                    PBHG Large Cap                           Lipper Large-Cap
                  Fund -- PBHG Class     S&P 500 Index      Core Funds Average
                  ------------------   ------------------   -------------------
12/31/96          $           10,000   $           10,000   $           10,000
1/31/97           $           10,240   $           10,625   $           10,521
2/28/97           $           10,430   $           10,708   $           10,522
3/31/97           $           10,110   $           10,268   $           10,096
4/30/97           $           10,380   $           10,881   $           10,577
5/31/97           $           11,080   $           11,544   $           11,231
6/30/97           $           11,560   $           12,061   $           11,695
7/31/97           $           12,400   $           13,020   $           12,612
8/31/97           $           12,000   $           12,291   $           12,057
9/30/97           $           12,450   $           12,964   $           12,676
10/31/97          $           12,110   $           12,531   $           12,247
11/30/97          $           12,390   $           13,111   $           12,634
12/31/97          $           12,562   $           13,336   $           12,834
1/31/98           $           12,540   $           13,484   $           12,913
2/28/98           $           13,407   $           14,456   $           13,831
3/31/98           $           14,101   $           15,197   $           14,447
4/30/98           $           14,198   $           15,350   $           14,603
5/31/98           $           14,101   $           15,086   $           14,289
6/30/98           $           14,339   $           15,698   $           14,765
7/31/98           $           14,318   $           15,531   $           14,527
8/31/98           $           12,312   $           13,286   $           12,361
9/30/98           $           13,201   $           14,137   $           13,100
10/31/98          $           14,578   $           15,287   $           14,096
11/30/98          $           15,553   $           16,213   $           14,913
12/31/98          $           16,925   $           17,148   $           15,869
1/31/99           $           17,244   $           17,865   $           16,374
2/28/99           $           16,509   $           17,310   $           15,860
3/31/99           $           16,962   $           18,002   $           16,478
4/30/99           $           17,415   $           18,699   $           17,090
5/31/99           $           17,550   $           18,258   $           16,722
6/30/99           $           18,701   $           19,271   $           17,639
7/31/99           $           18,297   $           18,669   $           17,134
8/31/99           $           17,991   $           18,577   $           16,936
9/30/99           $           17,844   $           18,068   $           16,502
10/31/99          $           18,787   $           19,211   $           17,434
11/30/99          $           19,142   $           19,601   $           17,837
12/31/99          $           18,796   $           20,756   $           18,973
1/31/00           $           18,634   $           19,713   $           18,159
2/29/00           $           17,372   $           19,340   $           18,112
3/31/00           $           19,379   $           21,232   $           19,646
4/30/00           $           19,962   $           20,593   $           19,094
5/31/00           $           20,723   $           20,171   $           18,693
6/30/00           $           20,270   $           20,668   $           19,174
7/31/00           $           19,460   $           20,345   $           18,911
8/31/00           $           20,771   $           21,608   $           20,203
9/30/00           $           21,516   $           20,468   $           19,237
10/31/00          $           21,743   $           20,381   $           19,123
11/30/00          $           22,034   $           18,774   $           17,605
12/31/00          $           23,303   $           18,866   $           17,897
1/31/01           $           24,881   $           19,535   $           18,363
2/28/01           $           24,679   $           17,754   $           16,785
3/31/01           $           23,336   $           16,629   $           15,704
4/30/01           $           24,528   $           17,922   $           16,904
5/31/01           $           24,780   $           18,042   $           16,992
6/30/01           $           24,310   $           17,603   $           16,525
7/31/01           $           24,427   $           17,429   $           16,277
8/31/01           $           23,403   $           16,338   $           15,289
9/30/01           $           20,902   $           15,019   $           13,975
10/31/01          $           21,103   $           15,305   $           14,314
11/30/01          $           22,849   $           16,479   $           15,392
12/31/01          $           22,974   $           16,624   $           15,533
1/31/02           $           22,116   $           16,381   $           15,250
2/28/02           $           22,099   $           16,065   $           14,924
3/31/02           $           22,436   $           16,669   $           15,491
4/30/02           $           21,460   $           15,659   $           14,611
5/31/02           $           22,032   $           15,543   $           14,478
6/30/02           $           20,165   $           14,436   $           13,395
7/31/02           $           18,500   $           13,311   $           12,389
8/31/02           $           18,500   $           13,398   $           12,453
9/30/02           $           15,877   $           11,942   $           11,157
10/31/02          $           17,088   $           12,993   $           12,060
11/30/02          $           17,844   $           13,758   $           12,691
12/31/02          $           17,357   $           12,950   $           11,957
1/31/03           $           16,862   $           12,610   $           11,638
2/28/03           $           16,094   $           12,421   $           11,455
3/31/03           $           16,213   $           12,542   $           11,552
4/30/03           $           17,306   $           13,575   $           12,440
5/31/03           $           18,449   $           14,290   $           13,073
6/30/03           $           18,535   $           14,473   $           13,204
7/31/03           $           18,808   $           14,728   $           13,443
8/31/03           $           19,012   $           15,015   $           13,689
9/30/03           $           18,910   $           14,855   $           13,512
10/31/03          $           19,303   $           15,696   $           14,242
11/30/03          $           19,593   $           15,834   $           14,370
12/31/03          $           20,675   $           16,664   $           15,043
1/31/04           $           20,848   $           16,970   $           15,264
2/29/04           $           21,176   $           17,206   $           15,451
3/31/04           $           20,623   $           16,946   $           15,217
4/30/04           $           20,381   $           16,680   $           14,935
5/31/04           $           20,778   $           16,909   $           15,107
6/30/04           $           21,090   $           17,238   $           15,367
7/31/04           $           20,208   $           16,667   $           14,783
8/31/04           $           20,277   $           16,734   $           14,783
9/30/04           $           20,329   $           16,916   $           14,931
10/31/04          $           20,588   $           17,174   $           15,125
11/30/04          $           21,124   $           17,869   $           15,725
12/31/04          $           22,076   $           18,477   $           16,250
1/31/05           $           21,448   $           18,027   $           15,868
2/28/05           $           21,692   $           18,406   $           16,157
3/31/05           $           21,186   $           18,080   $           15,863
4/30/05           $           21,046   $           17,737   $           15,509
5/31/05           $           21,797   $           18,302   $           16,026
6/30/05           $           21,692   $           18,328   $           16,056
7/31/05           $           22,251   $           19,009   $           16,652
8/31/05           $           21,867   $           18,835   $           16,500
9/30/05           $           21,902   $           18,988   $           16,651

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's PBHG Class shares on the inception date of December 31, 1996 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Large-Cap Core Funds Average at December 31, 1996.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2005

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Basic Materials               (7%)
Cash                          (3%)
Consumer Cyclical             (6%)
Consumer Non-Cyclical         (6%)
Energy                        (2%)
Financial                    (27%)
Health Care                   (7%)
Industrials                   (8%)
Technology                   (32%)
Transportation                (2%)

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2005

Microsoft                                             6.4%
Marsh & McLennan                                      5.8%
General Electric                                      5.5%
Nokia Oyj ADR                                         5.4%
Symantec                                              4.8%
Coca-Cola                                             4.2%
Xerox                                                 4.2%
American International Group                          4.1%
EI Du Pont de Nemours                                 4.1%
Comcast, Cl A                                         4.0%
----------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
 of Total Portfolio Investments in Common Stock      48.5%

PBHG FUNDS

PBHG LARGE CAP FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.8%
BASIC MATERIALS -- 7.2%
CHEMICALS-DIVERSIFIED -- 4.0%
EI Du Pont de Nemours*                               105,700   $      4,140
                                                               ------------
                                                                      4,140
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 3.2%
International Paper*                                 110,300          3,287
                                                               ------------
                                                                      3,287
                                                               ------------
TOTAL BASIC MATERIALS (COST $8,392)                                   7,427
                                                               ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 5.9%
CABLE TV -- 3.9%
Comcast, Cl A*                                       140,100          4,032
                                                               ------------
                                                                      4,032
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 2.0%
CVS                                                   71,700          2,080
                                                               ------------
                                                                      2,080
                                                               ------------
TOTAL CONSUMER CYCLICAL (COST $5,728)                                 6,112
                                                               ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 5.8%
BEVERAGES-NON-ALCOHOLIC -- 4.0%
Coca-Cola*                                            97,500          4,211
                                                               ------------
                                                                      4,211
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.8%
Unilever                                              26,000          1,858
                                                               ------------
                                                                      1,858
                                                               ------------
TOTAL CONSUMER NON-CYCLICAL (COST $5,731)                             6,069
                                                               ------------
--------------------------------------------------------------------------------
ENERGY -- 2.2%
PIPELINES -- 2.2%
El Paso                                              161,900          2,250
                                                               ------------
                                                                      2,250
                                                               ------------
TOTAL ENERGY (COST $1,609)                                            2,250
                                                               ------------
--------------------------------------------------------------------------------
FINANCIAL -- 26.6%
FIDUCIARY BANKS -- 2.7%
State Street                                          56,600          2,769
                                                               ------------
                                                                      2,769
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 2.8%
Merrill Lynch                                         46,600          2,859
                                                               ------------
                                                                      2,859
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.8%
Fannie Mae                                            41,700          1,869
                                                               ------------
                                                                      1,869
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 5.6%
Marsh & McLennan                                     190,500          5,789
                                                               ------------
                                                                      5,789
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.6%
Aflac                                                 37,700          1,708
                                                               ------------
                                                                      1,708
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 7.1%
American International Group                          67,100          4,158
Hartford Financial Services Group                     41,000          3,164
                                                               ------------
                                                                      7,322
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 5.0%
Bank of America                                       71,800          3,023
Wachovia                                              46,300          2,203
                                                               ------------
                                                                      5,226
                                                               ------------
TOTAL FINANCIAL (COST $27,177)                                       27,542
                                                               ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 7.1%
MEDICAL INSTRUMENTS -- 1.0%
Medtronic                                             20,000          1,072
                                                               ------------
                                                                      1,072
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 6.1%
Abbott Laboratories                                   59,900          2,540
Pfizer                                               151,300          3,778
                                                               ------------
                                                                      6,318
                                                               ------------
TOTAL HEALTH CARE (COST $7,441)                                       7,390
                                                               ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 7.9%
DIVERSIFIED MANUFACTURING OPERATIONS -- 7.9%
General Electric                                     162,400          5,468
Honeywell International                               71,900          2,696
                                                               ------------
                                                                      8,164
                                                               ------------
TOTAL INDUSTRIAL (COST $8,338)                                        8,164
                                                               ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 32.3%
APPLICATIONS SOFTWARE -- 6.3%
Microsoft                                            251,300          6,466
                                                               ------------
                                                                      6,466
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.0%
First Data                                            50,700          2,028
                                                               ------------
                                                                      2,028
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.7%
Intel                                                154,200          3,801
                                                               ------------
                                                                      3,801
--------------------------------------------------------------------------------
INTERNET SECURITY -- 4.6%
Symantec*                                            211,117          4,784
                                                               ------------
                                                                      4,784
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 3.5%
Cisco Systems*                                       202,800          3,636
                                                               ------------
                                                                      3,636
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                             PBHG LARGE CAP FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                 Shares/Face      Market
Description                                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 4.0%
Xerox*                                               306,100   $      4,178
                                                               ------------
                                                                      4,178
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 3.0%
Applied Materials*                                   183,400          3,111
                                                               ------------
                                                                      3,111
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 5.2%
Nokia Oyj ADR*                                       319,200          5,398
                                                               ------------
                                                                      5,398
                                                               ------------
TOTAL TECHNOLOGY (COST $31,850)                                      33,402
                                                               ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.8%
TRANSPORTATION-RAIL -- 1.8%
Union Pacific                                         26,900          1,929
                                                               ------------
                                                                      1,929
                                                               ------------
TOTAL TRANSPORTATION (COST $1,788)                                    1,929
                                                               ------------
TOTAL COMMON STOCK (COST $98,054)                                   100,285
                                                               ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.5%
Deutche Bank
   3.660%, dated 09/30/05, to be
   repurchased on 10/03/05, repurchase
   price $3,579,056 (collateralized by a
   U.S. Government obligation, par value
   $3,707,000, 4.125%, 10/18/10; total market
   value $3,650,154)(A)                         $      3,578          3,578
                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $3,578)                              3,578
                                                               ------------
TOTAL INVESTMENTS -- 100.3% (COST $101,632)                         103,863
                                                               ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.3)%
Receivable for Investment Securities Sold                             2,701
Payable for Administration Fees                                         (11)
Payable for Investment Advisory Fees                                    (56)
Payable for Investment Securities Purchased                          (2,599)
Other Assets and Liabilities, Net                                      (390)
                                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES                                     (355)
                                                               ------------
NET ASSETS                                                     $    103,508
                                                               ============
--------------------------------------------------------------------------------

Description                                                     Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                             $    204,322
Undistributed net investment income                                     407
Accumulated net realized loss on investments                       (103,452)
Unrealized appreciation on investments                                2,231
                                                               ------------
NET ASSETS -- 100.0%                                           $    103,508
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($102,955,713/8,211,689 SHARES)                             $      12.54
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($437,625/35,055 SHARES)                                    $      12.48
                                                               ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($57,612/4,605 SHARES)                                      $      12.51
                                                               ============
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($12.51/94.25%)                                             $      13.27
                                                               ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($56,761/4,568 SHARES)                                      $      12.43
                                                               ============

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
*   Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl  -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

PBHG MID-CAP FUND

MANAGEMENT DISCUSSION AND ANALYSIS

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended September 30, 2005, the PBHG Mid-Cap Fund's PBHG Class returned 9.07% at net asset value, slightly underperforming the 9.35% return posted by the S&P MidCap 400 Index and outperforming the Lipper Mid-Cap Core Funds Average return of 8.67% for the period. Performance for all share classes can be found on the following page.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. The six-month period ended September 30, 2005 was marked by uncertainty surrounding the long-term economic impact of hurricanes Rita and Katrina, but equity markets posted generally positive returns. The Federal Reserve continued to let the public know that more interest rate increases can be expected as they attempt to fight the threat of inflation. During the period, it also became clear that higher energy costs will put pressure on consumer spending as greater demand for gasoline, natural gas and heating oil will begin to divert spending from other consumer purchases.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. During the period, Fund performance was aided by an overweight position in the health care sector. Also making positive contributions were positions in the energy and industrial sectors as these two areas were leading performers during the period.

    The first half of the period saw the economy showing signs of stability while long-term interest rates continued to go down. This drove consumer-oriented stocks especially homebuilder and REIT stocks significantly higher during the period. The Fund's lack of exposure in these areas hurt performance relative to the benchmark. Performance was also negatively impacted by an overweight position in technology.

    The second half of the period witnessed a sell-off in consumer related stocks as worries regarding inflation, economic growth and high valuations weighed heavily on investors minds. Our lack of exposure in these areas helped relative performance.

    Trinity Industries, a leading manufacturer of railcars, barges and construction products, was a notable contributor to Fund performance. The Fund was able to take advantage of a sharp price decline to build a position in the stock during a period. The company continues to experience strong product demand. El Paso, a provider of natural gas services and the largest pipeline company in North America, also was a contributor to performance. The company has core businesses in pipelines, production, and midstream services and benefited from overall strong performance of the energy sector.

    Designer and manufacturer of 3D graphics and digital media silicon solutions, ATI Technologies (no longer a Fund holding), reported results that were below expectations for both revenue and gross margins. This holding detracted from Fund performance. Another drag on performance was Family Dollar Stores (no longer a Fund holding). They operate over 5,000 discount stores. The stock reacted negatively to a decrease in earnings guidance and a tougher sales environment caused by higher energy prices and more competition.

----------
Effective November 1, 2005 the PBHG Mid Cap Fund is renamed the Old Mutual Mid Cap Fund and the PBHG Share Class was redesignated as Class Z shares.

                             PERFORMANCE HIGHLIGHTS

o The Fund's PBHG Class returned 9.07% at net asset value for the six-month period ended September 30, 2005, slightly underperforming the benchmark's 9.35% return, but outperforming the category average return of 8.67%.

o An overweight position in the health care sector contributed to relative returns, while an underweight position in consumer-oriented securities detracted from performance.

                                                                      PBHG FUNDS

                                                   PBHG MID-CAP FUND (Unaudited)

              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2005

                                                            One          Annualized    Annualized      Annualized
                                              6             Year           3 Year        5 Year        Inception
                                            Months^        Return          Return        Return         to Date
-----------------------------------------------------------------------------------------------------------------
PBHG Class*                                  9.07%         21.71%          21.91%         8.22%         18.01%
-----------------------------------------------------------------------------------------------------------------
Advisor Class+                               8.94%         21.40%          21.58%          n/a          11.39%
-----------------------------------------------------------------------------------------------------------------
Class A with load++                          2.69%         14.44%            n/a           n/a          15.89%
-----------------------------------------------------------------------------------------------------------------
Class A without load++                       8.95%         21.42%            n/a           n/a          19.10%
-----------------------------------------------------------------------------------------------------------------
Class C with load++                          7.55%         19.55%            n/a           n/a          18.27%
-----------------------------------------------------------------------------------------------------------------
Class C without load++                       8.55%         20.55%            n/a           n/a          18.27%
-----------------------------------------------------------------------------------------------------------------
S&P MidCap 400 Index*                        9.35%         22.16%          22.11%         7.05%         14.25%
-----------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Core Funds Average*           8.67%         20.28%          21.09%         4.68%         11.87%
-----------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 3.
*  Inception date 4/30/97
+  Inception date 10/31/01
++ Inception date 7/31/03
^  Not annualized

                          VALUE OF A $10,000 INVESTMENT

                    [LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                     PBHG Mid-Cap        S&P MidCap 400       Lipper Mid-Cap
                  Fund -- PBHG Class         Index          Core Funds Average
                  ------------------   ------------------   ------------------
4/30/97           $           10,000   $           10,000   $           10,000
5/31/97           $           10,740   $           10,874   $           10,869
6/30/97           $           11,410   $           11,180   $           11,314
7/31/97           $           12,890   $           12,285   $           12,196
8/31/97           $           13,240   $           12,271   $           12,252
9/30/97           $           14,300   $           12,976   $           13,023
10/31/97          $           13,760   $           12,411   $           12,542
11/30/97          $           13,870   $           12,595   $           12,609
12/31/97          $           14,148   $           13,083   $           12,881
1/31/98           $           14,138   $           12,834   $           12,729
2/28/98           $           15,443   $           13,896   $           13,744
3/31/98           $           16,106   $           14,523   $           14,400
4/30/98           $           16,422   $           14,787   $           14,588
5/31/98           $           15,717   $           14,123   $           13,971
6/30/98           $           15,896   $           14,211   $           14,147
7/31/98           $           15,580   $           13,660   $           13,499
8/31/98           $           12,769   $           11,119   $           11,093
9/30/98           $           13,906   $           12,157   $           11,761
10/31/98          $           15,358   $           13,243   $           12,504
11/30/98          $           16,538   $           13,904   $           13,271
12/31/98          $           18,087   $           15,584   $           14,436
1/31/99           $           18,122   $           14,977   $           14,409
2/28/99           $           17,023   $           14,193   $           13,700
3/31/99           $           17,451   $           14,589   $           14,289
4/30/99           $           17,764   $           15,740   $           15,229
5/31/99           $           18,666   $           15,808   $           15,371
6/30/99           $           20,042   $           16,656   $           16,351
7/31/99           $           20,215   $           16,301   $           16,145
8/31/99           $           19,487   $           15,742   $           15,790
9/30/99           $           19,174   $           15,256   $           15,601
10/31/99          $           19,313   $           16,033   $           16,276
11/30/99          $           20,007   $           16,875   $           17,275
12/31/99          $           22,017   $           17,878   $           18,993
1/31/00           $           20,903   $           17,374   $           18,514
2/29/00           $           21,622   $           18,590   $           20,597
3/31/00           $           24,818   $           20,146   $           21,483
4/30/00           $           24,639   $           19,443   $           20,439
5/31/00           $           25,788   $           19,200   $           19,825
6/30/00           $           25,698   $           19,482   $           20,880
7/31/00           $           25,321   $           19,790   $           20,652
8/31/00           $           27,943   $           21,999   $           22,687
9/30/00           $           27,153   $           21,849   $           22,362
10/31/00          $           26,883   $           21,108   $           21,598
11/30/00          $           25,321   $           19,515   $           19,662
12/31/00          $           27,779   $           21,007   $           21,176
1/31/01           $           28,494   $           21,475   $           21,536
2/28/01           $           27,911   $           20,250   $           20,212
3/31/01           $           27,159   $           18,744   $           18,941
4/30/01           $           29,510   $           20,812   $           20,624
5/31/01           $           30,525   $           21,297   $           21,109
6/30/01           $           30,657   $           21,211   $           21,061
7/31/01           $           30,130   $           20,895   $           20,612
8/31/01           $           29,058   $           20,211   $           19,814
9/30/01           $           24,977   $           17,697   $           17,442
10/31/01          $           26,143   $           18,480   $           18,205
11/30/01          $           28,607   $           19,855   $           19,490
12/31/01          $           29,942   $           20,880   $           20,443
1/31/02           $           28,851   $           20,772   $           20,177
2/28/02           $           28,212   $           20,797   $           19,945
3/31/02           $           29,604   $           22,284   $           21,198
4/30/02           $           29,547   $           22,180   $           21,011
5/31/02           $           29,133   $           21,806   $           20,665
6/30/02           $           26,989   $           20,210   $           19,222
7/31/02           $           24,131   $           18,252   $           17,304
8/31/02           $           24,375   $           18,344   $           17,401
9/30/02           $           22,250   $           16,866   $           16,090
10/31/02          $           23,378   $           17,597   $           16,716
11/30/02          $           25,127   $           18,615   $           17,698
12/31/02          $           24,018   $           17,850   $           16,933
1/31/03           $           23,435   $           17,328   $           16,539
2/28/03           $           23,040   $           16,916   $           16,183
3/31/03           $           23,115   $           17,058   $           16,306
4/30/03           $           24,657   $           18,297   $           17,475
5/31/03           $           27,083   $           19,813   $           18,973
6/30/03           $           27,046   $           20,066   $           19,227
7/31/03           $           27,441   $           20,778   $           19,854
8/31/03           $           28,513   $           21,720   $           20,692
9/30/03           $           28,099   $           21,388   $           20,342
10/31/03          $           30,187   $           23,005   $           21,800
11/30/03          $           30,920   $           23,806   $           22,402
12/31/03          $           32,312   $           24,208   $           22,982
1/31/04           $           33,158   $           24,732   $           23,555
2/29/04           $           33,948   $           25,326   $           24,026
3/31/04           $           33,723   $           25,434   $           24,009
4/30/04           $           32,839   $           24,599   $           23,245
5/31/04           $           32,970   $           25,109   $           23,643
6/30/04           $           33,610   $           25,681   $           24,265
7/31/04           $           32,124   $           24,483   $           23,085
8/31/04           $           32,218   $           24,418   $           22,924
9/30/04           $           33,121   $           25,142   $           23,751
10/31/04          $           34,437   $           25,544   $           24,172
11/30/04          $           36,412   $           27,065   $           25,641
12/31/04          $           38,130   $           28,198   $           26,567
1/31/05           $           37,102   $           27,479   $           25,874
2/28/05           $           37,925   $           28,401   $           26,588
3/31/05           $           36,958   $           28,086   $           26,258
4/30/05           $           35,128   $           26,994   $           25,163
5/31/05           $           36,752   $           28,620   $           26,426
6/30/05           $           37,328   $           29,283   $           27,113
7/31/05           $           39,632   $           30,821   $           28,466
8/31/05           $           39,323   $           30,478   $           28,253
9/30/05           $           40,310   $           30,712   $           28,549

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's PBHG Class shares on the inception date of April 30, 1997 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Mid-Cap Core Funds Average at April 30, 1997.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2005

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Basic Materials               (5%)
Cash                          (3%)
Consumer Cyclical            (11%)
Consumer Non-Cyclical         (2%)
Energy                       (10%)
Financial                    (18%)
Health Care                  (10%)
Industrial                    (7%)
Services                      (9%)
Technology                   (19%)
Transportation                (3%)
Utilities                     (3%)

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2005

UnumProvident                                       2.3%
Symantec                                            2.1%
Satyam Computer Services ADR                        1.9%
OfficeMax                                           1.9%
Reliant Energy                                      1.8%
ChoicePoint                                         1.8%
Quanta Services                                     1.7%
Axis Capital Holdings                               1.7%
Avocent                                             1.7%
CNF                                                 1.7%
--------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
 of Total Portfolio Investments in Common Stock    18.6%

PBHG FUNDS

PBHG MID-CAP FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.7%
BASIC MATERIALS -- 4.5%
CHEMICALS-DIVERSIFIED -- 1.0%
Lyondell Chemical                                    158,100   $      4,525
                                                               ------------
                                                                      4,525
--------------------------------------------------------------------------------
CHEMICALS-PLASTICS -- 0.7%
Spartech                                             163,380          3,193
                                                               ------------
                                                                      3,193
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.7%
Eastman Chemical                                      66,060          3,103
                                                               ------------
                                                                      3,103
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 0.6%
Air Products & Chemicals                              52,890          2,916
                                                               ------------
                                                                      2,916
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 1.5%
Domtar                                               229,650          1,474
Smurfit-Stone Container*                             504,250          5,224
                                                               ------------
                                                                      6,698
                                                               ------------
TOTAL BASIC MATERIALS (COST $20,515)                                 20,435
                                                               ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 10.6%
CASINO SERVICES -- 1.1%
International Game Technology                        182,010          4,914
                                                               ------------
                                                                      4,914
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.5%
CDW                                                  117,650          6,932
                                                               ------------
                                                                      6,932
--------------------------------------------------------------------------------
GOLF -- 0.8%
Callaway Golf                                        230,950          3,485
                                                               ------------
                                                                      3,485
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 0.9%
Fairmont Hotels & Resorts                            121,100          4,047
                                                               ------------
                                                                      4,047
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.7%
EW Scripps, Cl A                                      67,730          3,384
                                                               ------------
                                                                      3,384
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 0.4%
Reader's Digest Association                          116,080          1,854
                                                               ------------
                                                                      1,854
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 0.8%
Costco Wholesale                                      84,820          3,655
                                                               ------------
                                                                      3,655
--------------------------------------------------------------------------------
RETAIL-JEWELRY -- 1.5%
Tiffany                                              171,020          6,801
                                                               ------------
                                                                      6,801
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 1.8%
OfficeMax                                            262,260          8,306
                                                               ------------
                                                                      8,306
--------------------------------------------------------------------------------
TELEVISION -- 1.1%
Univision Communications, Cl A*                      186,755          4,955
                                                               ------------
                                                                      4,955
                                                               ------------
TOTAL CONSUMER CYCLICAL (COST $44,749)                               48,333
                                                               ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 2.0%
AGRICULTURAL OPERATIONS -- 1.1%
Tejon Ranch*                                         107,950          5,074
                                                               ------------
                                                                      5,074
--------------------------------------------------------------------------------
OFFICE SUPPLIES & FORMS -- 0.9%
Avery Dennison*                                       79,530          4,166
                                                               ------------
                                                                      4,166
                                                               ------------
TOTAL CONSUMER NON-CYCLICAL (COST $9,923)                             9,240
                                                               ------------
--------------------------------------------------------------------------------
ENERGY -- 10.4%
COAL -- 0.8%
Arch Coal                                             52,130          3,519
                                                               ------------
                                                                      3,519
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 4.0%
GlobalSantaFe                                         76,990          3,512
Pride International*                                 157,420          4,488
Rowan*                                               149,440          5,304
Todco, Cl A*                                         113,330          4,727
                                                               ------------
                                                                     18,031
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.2%
Noble Energy                                          58,200          2,730
Pogo Producing                                        47,800          2,817
                                                               ------------
                                                                      5,547
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.5%
Hanover Compressor*                                   22,616            313
Tidewater                                             83,390          4,059
Weatherford International*                            34,720          2,384
                                                               ------------
                                                                      6,756
--------------------------------------------------------------------------------
PIPELINES -- 2.9%
El Paso                                              510,680          7,098
Williams                                             253,860          6,359
                                                               ------------
                                                                     13,457
                                                               ------------
TOTAL ENERGY (COST $25,120)                                          47,310
                                                               ------------
--------------------------------------------------------------------------------
FINANCIAL -- 18.2%
COMMERCIAL BANKS-EASTERN US -- 1.1%
Commerce Bancorp                                     156,400          4,800
                                                               ------------
                                                                      4,800
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 1.2%
Providian Financial*                                 308,900          5,461
                                                               ------------
                                                                      5,461
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                               PBHG MID-CAP FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 1.2%
Federated Investors                                  164,290   $      5,459
                                                               ------------
                                                                      5,459
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 2.2%
UnumProvident                                        498,370         10,217
                                                               ------------
                                                                     10,217
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 2.1%
Allmerica Financial*                                 133,100          5,476
XL Capital, Cl A                                      63,440          4,316
                                                               ------------
                                                                      9,792
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.1%
Fidelity National Financial                          110,800          4,933
                                                               ------------
                                                                      4,933
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.5%
CB Richard Ellis Group, Cl A*                         50,570          2,488
                                                               ------------
                                                                      2,488
--------------------------------------------------------------------------------
REAL ESTATE OPERATION/DEVELOPMENT -- 0.6%
St. Joe                                               41,920          2,618
                                                               ------------
                                                                      2,618
--------------------------------------------------------------------------------
REINSURANCE -- 4.2%
Aspen Insurance Holdings                             165,400          4,888
Axis Capital Holdings                                260,120          7,416
Odyssey Re Holdings                                  265,850          6,790
                                                               ------------
                                                                     19,094
--------------------------------------------------------------------------------
REITS-HOTELS -- 1.2%
Host Marriott                                        333,690          5,639
                                                               ------------
                                                                      5,639
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.6%
American Financial Realty Trust                      498,960          7,085
                                                               ------------
                                                                      7,085
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.2%
NewAlliance Bancshares                               377,260          5,523
                                                               ------------
                                                                      5,523
                                                               ------------
TOTAL FINANCIAL (COST $69,405)                                       83,109
                                                               ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 9.8%
DIAGNOSTIC EQUIPMENT -- 0.8%
Cytyc*                                               136,030          3,653
                                                               ------------
                                                                      3,653
--------------------------------------------------------------------------------
DIALYSIS CENTERS -- 0.7%
DaVita*                                               71,400          3,289
                                                               ------------
                                                                      3,289
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 3.1%
Becton Dickinson                                      82,300          4,315
Biomet                                               168,420          5,846
Henry Schein*                                         88,940          3,791
                                                               ------------
                                                                     13,952
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.4%
Angiotech Pharmaceuticals*                           470,630          6,598
                                                               ------------
                                                                      6,598
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 1.3%
Barr Pharmaceuticals*                                 57,060          3,134
Watson Pharmaceuticals*                               74,340          2,721
                                                               ------------
                                                                      5,855
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.1%
Lincare Holdings*                                    123,540          5,071
                                                               ------------
                                                                      5,071
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.4%
CV Therapeutics*                                     232,110          6,209
                                                               ------------
                                                                      6,209
                                                               ------------
TOTAL HEALTH CARE (COST $36,675)                                     44,627
                                                               ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 7.2%
AEROSPACE/DEFENSE-EQUIPMENT -- 0.5%
Alliant Techsystems*                                  29,420          2,196
                                                               ------------
                                                                      2,196
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 3.2%
Brink's                                              149,460          6,137
Dover                                                122,700          5,005
Trinity Industries                                    85,830          3,475
                                                               ------------
                                                                     14,617
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT -- 0.6%
Symbol Technologies                                  307,510          2,977
                                                               ------------
                                                                      2,977
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.9%
Applera Corp - Applied Biosystems Group              181,200          4,211
                                                               ------------
                                                                      4,211
--------------------------------------------------------------------------------
MACHINERY-PRINT TRADE -- 1.3%
Zebra Technologies, Cl A*                            150,850          5,897
                                                               ------------
                                                                      5,897
--------------------------------------------------------------------------------
TRANSPORT-EQUIPMENT & LEASING -- 0.7%
GATX                                                  80,000          3,164
                                                               ------------
                                                                      3,164
                                                               ------------
TOTAL INDUSTRIAL (COST $26,491)                                      33,062
                                                               ------------
--------------------------------------------------------------------------------
SERVICES -- 8.6%
ADVERTISING AGENCIES -- 1.0%
Interpublic Group*                                   380,940          4,434
                                                               ------------
                                                                      4,434
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 3.5%
ChoicePoint*                                         188,130          8,122
Quanta Services*                                     595,340          7,596
                                                               ------------
                                                                     15,718
--------------------------------------------------------------------------------

PBHG FUNDS

PBHG MID-CAP FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 2.7%
DST Systems*                                         100,580   $      5,515
Manhattan Associates*                                300,970          6,983
                                                               ------------
                                                                     12,498
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.4%
Hewitt Associates*                                   237,400          6,476
                                                               ------------
                                                                      6,476
                                                               ------------
TOTAL SERVICES (COST $33,783)                                        39,126
                                                               ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 18.5%
APPLICATIONS SOFTWARE -- 3.8%
Citrix Systems*                                      230,860          5,804
Intuit*                                               73,620          3,299
Satyam Computer Services ADR                         275,650          8,330
                                                               ------------
                                                                     17,433
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 3.0%
Dun & Bradstreet*                                     72,690          4,788
MoneyGram International                              179,100          3,888
SEI Investments                                      130,800          4,916
                                                               ------------
                                                                     13,592
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 2.5%
Celestica*                                           258,560          2,924
Flextronics International*                           478,000          6,142
Gentex                                               135,800          2,363
                                                               ------------
                                                                     11,429
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.7%
ATI Technologies                                     338,350          4,717
Fairchild Semiconductor International*                78,860          1,172
Intersil                                              85,450          1,861
                                                               ------------
                                                                      7,750
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.5%
Cadence Design Systems*                              136,470          2,205
                                                               ------------
                                                                      2,205
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.8%
MicroStrategy, Cl A*                                  53,560          3,765
                                                               ------------
                                                                      3,765
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 1.6%
Avocent*                                             231,550          7,326
                                                               ------------
                                                                      7,326
--------------------------------------------------------------------------------
INTERNET SECURITY -- 2.1%
Symantec*                                            416,223          9,432
                                                               ------------
                                                                      9,432
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED
 CIRCUITS -- 1.1%
Maxim Integrated Products                             79,230          3,379
United Microelectronics ADR*                         528,615          1,903
                                                               ------------
                                                                      5,282
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.4%
Amdocs*                                              235,090   $      6,519
                                                               ------------
                                                                      6,519
                                                               ------------
TOTAL TECHNOLOGY (COST $70,842)                                      84,733
                                                               ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 2.8%
TRANSPORTATION-RAIL -- 1.2%
Norfolk Southern*                                    139,430          5,656
                                                               ------------
                                                                      5,656
--------------------------------------------------------------------------------
TRANSPORT-TRUCK -- 1.6%
CNF                                                  139,510          7,324
                                                               ------------
                                                                      7,324
                                                               ------------
TOTAL TRANSPORTATION (COST $10,640)                                  12,980
                                                               ------------
--------------------------------------------------------------------------------
UTILITIES -- 3.1%
ELECTRIC-INTEGRATED -- 1.3%
Alliant Energy                                        88,300          2,572
Public Service Enterprise Group                       51,270          3,300
                                                               ------------
                                                                      5,872
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCER -- 1.8%
Reliant Energy*                                      528,150          8,154
                                                               ------------
                                                                      8,154
                                                               ------------
TOTAL UTILITIES (COST $9,578)                                        14,026
                                                               ------------
TOTAL COMMON STOCK (COST $357,721)                                  436,981
                                                               ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 1.0%
INDEX FUND-MID CAP -- 1.0%
Midcap SPDR Trust Series 1*                           34,820          4,558
                                                               ------------
                                                                      4,558
                                                               ------------
TOTAL INVESTMENT COMPANY (COST $4,494)                                4,558
                                                               ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.4%
Deutsche Bank 3.660%, dated 09/30/05, to be
   repurchased on 10/03/05, repurchase
   price $15,578,724 (collateralized by a
   U.S. Government obligation, par value
   $15,301,000, 5.000%, 07/15/14, total market
   value $15,885,906)(A)                        $     15,574         15,574
                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $15,574)                            15,574
                                                               ------------
TOTAL INVESTMENTS -- 100.1% (COST $377,789)                         457,113
                                                               ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.1)%
Payable for Administration Fees                                         (46)
Payable for Investment Advisory Fees                                   (316)
Payable for Distribution Fees                                            (2)
Other Assets and Liabilities, Net                                      (141)
                                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES                                     (505)
                                                               ------------
NET ASSETS                                                     $    456,608
                                                               ============
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                               PBHG MID-CAP FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

Description                                                     Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                             $    342,156
Accumulated net investment loss                                        (579)
Accumulated net realized gain on investments                         35,707
Unrealized appreciation on investments                               79,324
                                                               ------------
NET ASSETS -- 100.0%                                           $    456,608
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($447,442,028/22,833,017 SHARES)                            $      19.60
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($8,678,328/447,825 SHARES)                                 $      19.38
                                                               ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($237,518/12,193 SHARES)                                    $      19.48
                                                               ============
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($19.48/94.25%)                                             $      20.67
                                                               ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($250,282/13,057 SHARES)                                    $      19.17
                                                               ============

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
*   Non-income producing security.
(A)   -- Tri-party repurchase agreement
ADR   -- American Depositary Receipt
Cl    -- Class
REITs -- Real Estate Investment Trusts
SPDR  -- Standard and Poor's Depositary Receipt
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

PBHG SMALL CAP FUND

MANAGEMENT DISCUSSION AND ANALYSIS

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The PBHG Small Cap Fund's PBHG Class posted a 4.96% return at net asset value during the six-month period ended September 30, 2005 underperforming the 9.21% return of its benchmark, the Russell 2000(R) Index. The Fund also underperformed the Lipper Small-Cap Core Funds Average return of 8.70%. Performance for all share classes can be found on the following page.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. The small-cap equity market, as measured by the Russell 2000(R) Index, was able to generate a 9.21% return during the six-month period despite the turbulence experienced by the broad equity market.

    The primary concern for analysts and investors during the period was the impact of hurricanes Katrina and Rita on the economy and on inflation. While their long-term effects have yet to be fully determined, Katrina and Rita wreaked havoc on our already fragile energy markets. This temporary supply disturbance caused crude oil to rise by approximately $10 a barrel during the quarter, with prices now having risen by just over 50% since the beginning of the year. The impact on natural gas was even more dramatic. In the wake of their devastation, the hurricanes also washed away any plans to cut the federal budget deficit, thanks to the approval of a $51 billion spending package for the rebuilding of hurricane-ravaged areas.

    While there was speculation that Katrina might slow the Federal Reserve, the Fed has shown little inclination to relax its tightening bias. Core inflation has been the primary concern, but some experts are speculating that the Fed is also trying to gently deflate real estate prices by raising short-term interest rates. The flat yield curve, a negative for equities, could become even more worrisome if it becomes inverted. An inverted yield curve could even be a harbinger for recession. With Americans facing gasoline prices in the neighborhood of $3 per gallon, along with the prospects of a cold winter and prohibitive natural gas costs, concerns over consumer spending have been on the rise. Other worries include new mandates from the Office of the Comptroller of the Currency requiring credit card companies to increase minimum payments by consumers and the possibility that the "real estate bubble" may finally be waning. These concerns could paint a tough picture for consumers in the fourth quarter of 2005.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. The Fund's underweight position in the strong-performing energy sector had a negative impact on performance. The Fund was underweight this sector relative to the benchmark during this period of outperformance. Consumer cyclical holdings, which were impacted due to concerns over high energy prices, also contributed to the Fund's underperformance. The consumer cyclical sector was the worst performing major sector in the Russell 2000(R) Index and the Fund was overweight this sector during the time period.

    The pharmaceutical sector of the Russell 2000(R) Index, which comprises approximately 5% of the benchmark, consists primarily of early-stage biotechnology companies that do not exhibit earnings and do not have prospects for earnings in the near term, and do not meet our investment criteria. The Fund's relative lack of exposure to these companies has helped performance in prior quarters but detracted from performance over this time period.

    Notable positions that detracted from performance include Blockbuster, PXRE Group and Spanish Broadcasting System. Blockbuster, the largest U.S. movie rental business, was hurt by increased competition from online rental companies and a weak movie release schedule. PXRE Group, a Bermuda-based re-insurer, announced losses from hurricanes Katrina and Rita, while Spanish language radio owner/broadcaster, Spanish Broadcasting System, was hurt by continued analyst concerns about the future of traditional advertising.

    Hotel real estate investment trust (REIT) MeriStar Hospitality, and power source and medical device developer, Greatbatch were among the securities contributing to Fund performance. Greatbatch continued to generate strong demand and MeriStar Hospitality continues to benefit from strong demand and limited new supply in the hospitality sector.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE SMALL-CAP EQUITY MARKET?

A. Strong economic growth, high employment figures and low interest rates should allow the market to continue to post positive gains going forward. However, small-cap stocks have had a multi-year run of strong performance. In general, valuations have increased on an absolute basis and versus the total market. As a result, it will be harder for small-cap stocks to continue to post large absolute gains going forward.

----------
Effective November 1, 2005 the PBHG Small Cap Fund is renamed the Old Mutual Small Cap Fund and the PBHG Share Class was redesignated as Class Z shares.

                             PERFORMANCE HIGHLIGHTS

o The Fund underperformed its benchmark and category average for the six-month period ended September 30, 2005.

o The Fund's underperformance was attributable, in part, to its underweight position in energy and pharmaceuticals and an overweight position in consumer cyclicals.

                                                                      PBHG FUNDS

                                                 PBHG SMALL CAP FUND (Unaudited)

              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2005

                                                            One          Annualized    Annualized      Annualized
                                              6             Year           3 Year        5 Year        Inception
                                            Months^        Return          Return        Return         to Date
--------------------------------------------------------------------------------------------------------------
PBHG Class*                                  4.96%         20.21%          18.92%         3.24%         12.73%
--------------------------------------------------------------------------------------------------------------
Advisor Class+                               4.83%         19.91%          18.64%          n/a           3.35%
--------------------------------------------------------------------------------------------------------------
Class A with load++                         (1.20)%        13.04%            n/a           n/a          13.98%
--------------------------------------------------------------------------------------------------------------
Class A without load++                       4.85%         19.95%            n/a           n/a          17.39%
--------------------------------------------------------------------------------------------------------------
Class C with load++                          3.40%         18.00%            n/a           n/a          16.50%
--------------------------------------------------------------------------------------------------------------
Class C without load++                       4.40%         19.00%            n/a           n/a          16.50%
--------------------------------------------------------------------------------------------------------------
Russell 2000(R)Index*                        9.21%         17.95%          24.12%         6.44%          9.60%
--------------------------------------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Average*         8.70%         18.86%          23.28%         8.44%         11.14%
--------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 3.
*   Inception date 4/30/97
+   Inception date 12/29/00
++  Inception date 9/30/03
^   Not annualized

                          VALUE OF A $10,000 INVESTMENT

                    [LINE CHART OMITTED, PLOT POINTS FOLLOWS

                    PBHG Small Cap       Russell 2000(R)     Lipper Small-Cap
                  Fund -- PBHG Class         Index          Core Funds Average
                  ------------------   ------------------   ------------------
4/30/97           $           10,000   $           10,000   $           10,000
5/31/97           $           10,880   $           11,113   $           11,072
6/30/97           $           11,800   $           11,589   $           11,681
7/31/97           $           13,070   $           12,128   $           12,391
8/31/97           $           13,370   $           12,405   $           12,694
9/30/97           $           14,550   $           13,313   $           13,621
10/31/97          $           14,210   $           12,729   $           13,141
11/30/97          $           14,200   $           12,646   $           13,010
12/31/97          $           14,539   $           12,868   $           13,121
1/31/98           $           14,518   $           12,665   $           12,909
2/28/98           $           15,615   $           13,601   $           13,834
3/31/98           $           16,227   $           14,162   $           14,490
4/30/98           $           16,438   $           14,240   $           14,616
5/31/98           $           15,520   $           13,473   $           13,907
6/30/98           $           15,098   $           13,501   $           13,825
7/31/98           $           14,402   $           12,409   $           12,857
8/31/98           $           11,490   $            9,999   $           10,377
9/30/98           $           11,838   $           10,782   $           10,854
10/31/98          $           12,872   $           11,221   $           11,289
11/30/98          $           13,811   $           11,809   $           11,955
12/31/98          $           14,703   $           12,540   $           12,631
1/31/99           $           14,410   $           12,706   $           12,576
2/28/99           $           13,237   $           11,677   $           11,622
3/31/99           $           12,831   $           11,860   $           11,655
4/30/99           $           13,429   $           12,922   $           12,598
5/31/99           $           14,004   $           13,111   $           12,929
6/30/99           $           14,962   $           13,704   $           13,658
7/31/99           $           15,255   $           13,328   $           13,568
8/31/99           $           15,131   $           12,835   $           13,142
9/30/99           $           15,131   $           12,838   $           13,075
10/31/99          $           14,771   $           12,890   $           13,079
11/30/99          $           15,605   $           13,659   $           13,893
12/31/99          $           17,443   $           15,205   $           15,146
1/31/00           $           17,217   $           14,961   $           14,823
2/29/00           $           19,845   $           17,432   $           16,571
3/31/00           $           21,141   $           16,283   $           16,702
4/30/00           $           20,149   $           15,303   $           16,045
5/31/00           $           20,431   $           14,411   $           15,444
6/30/00           $           22,348   $           15,667   $           16,585
7/31/00           $           21,649   $           15,163   $           16,253
8/31/00           $           23,734   $           16,320   $           17,657
9/30/00           $           23,362   $           15,840   $           17,304
10/31/00          $           22,325   $           15,133   $           16,827
11/30/00          $           20,532   $           13,580   $           15,391
12/31/00          $           23,176   $           14,746   $           16,847
1/31/01           $           24,165   $           15,514   $           17,558
2/28/01           $           22,916   $           14,496   $           16,668
3/31/01           $           21,774   $           13,787   $           15,903
4/30/01           $           23,317   $           14,865   $           17,136
5/31/01           $           24,024   $           15,231   $           17,725
6/30/01           $           24,071   $           15,757   $           18,184
7/31/01           $           23,729   $           14,904   $           17,719
8/31/01           $           23,140   $           14,422   $           17,238
9/30/01           $           19,346   $           12,481   $           15,127
10/31/01          $           20,831   $           13,211   $           15,877
11/30/01          $           22,834   $           14,234   $           16,917
12/31/01          $           24,319   $           15,113   $           17,996
1/31/02           $           23,364   $           14,956   $           17,910
2/28/02           $           22,575   $           14,546   $           17,611
3/31/02           $           24,330   $           15,715   $           18,986
4/30/02           $           23,706   $           15,858   $           19,180
5/31/02           $           22,598   $           15,154   $           18,535
6/30/02           $           20,902   $           14,402   $           17,614
7/31/02           $           17,049   $           12,227   $           15,203
8/31/02           $           17,520   $           12,196   $           15,254
9/30/02           $           16,295   $           11,320   $           14,181
10/31/02          $           16,625   $           11,683   $           14,539
11/30/02          $           17,626   $           12,725   $           15,560
12/31/02          $           16,542   $           12,017   $           14,917
1/31/03           $           15,953   $           11,684   $           14,495
2/28/03           $           15,423   $           11,331   $           14,024
3/31/03           $           15,635   $           11,477   $           14,157
4/30/03           $           17,108   $           12,565   $           15,361
5/31/03           $           18,533   $           13,914   $           16,783
6/30/03           $           18,769   $           14,166   $           17,204
7/31/03           $           19,500   $           15,052   $           18,065
8/31/03           $           20,383   $           15,742   $           18,892
9/30/03           $           19,794   $           15,452   $           18,586
10/31/03          $           21,597   $           16,749   $           20,089
11/30/03          $           22,292   $           17,344   $           20,821
12/31/03          $           22,964   $           17,695   $           21,368
1/31/04           $           23,564   $           18,464   $           22,114
2/29/04           $           23,883   $           18,630   $           22,468
3/31/04           $           23,906   $           18,803   $           22,639
4/30/04           $           22,916   $           17,845   $           21,729
5/31/04           $           23,058   $           18,129   $           21,948
6/30/04           $           23,612   $           18,892   $           22,835
7/31/04           $           22,045   $           17,620   $           21,547
8/31/04           $           21,703   $           17,530   $           21,310
9/30/04           $           22,799   $           18,352   $           22,318
10/31/04          $           23,305   $           18,714   $           22,684
11/30/04          $           25,355   $           20,337   $           24,467
12/31/04          $           26,545   $           20,939   $           25,240
1/31/05           $           25,685   $           20,065   $           24,470
2/28/05           $           26,227   $           20,405   $           25,035
3/31/05           $           26,109   $           19,821   $           24,424
4/30/05           $           24,566   $           18,686   $           23,103
5/31/05           $           25,838   $           19,909   $           24,390
6/30/05           $           26,722   $           20,677   $           25,222
7/31/05           $           27,865   $           21,987   $           26,720
8/31/05           $           27,677   $           21,579   $           26,367
9/30/05           $           27,406   $           21,647   $           26,549

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's PBHG Class shares on the inception date of April 30, 1997 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Small-Cap Core Funds Average at April 30, 1997.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2005

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Basic Materials            (4%)
Cash                       (5%)
Consumer Cyclical         (20%)
Consumer Non-Cyclical      (3%)
Energy                     (4%)
Financial                 (22%)
Health Care                (9%)
Industrial                (14%)
Investment Company         (1%)
Services                   (5%)
Technology                (11%)
Transportation             (1%)
Utilities                  (1%)

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2005

Mediacom Communications, Cl A                         3.3%
MeriStar Hospitality                                  2.4%
Sinclair Broadcast Group, Cl A                        2.3%
Collegiate Funding Services LLC                       2.2%
Greatbatch                                            1.9%
Radio One, Cl A and D                                 1.8%
Asset Acceptance Capital                              1.6%
HomeBanc                                              1.6%
Readers' Digest Association                           1.5%
Olin                                                  1.4%
----------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
 of Total Portfolio Investments in Common Stock      20.0%

PBHG FUNDS

PBHG SMALL CAP FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)


                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.2%
BASIC MATERIALS -- 4.1%
CHEMICALS-DIVERSIFIED -- 1.4%
Olin                                                  41,630   $        791
                                                               ------------
                                                                        791
--------------------------------------------------------------------------------
CHEMICALS-PLASTICS -- 0.5%
Spartech                                              13,000            254
                                                               ------------
                                                                        254
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.4%
Hercules*                                             20,090            245
                                                               ------------
                                                                        245
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 1.8%
Domtar                                                44,400            285
Neenah Paper                                          25,430            745
                                                               ------------
                                                                      1,030
                                                               ------------
TOTAL BASIC MATERIALS (COST $2,325)                                   2,320
                                                               ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 20.0%
APPAREL MANUFACTURERS -- 0.7%
Carter's*                                              7,040            400
                                                               ------------
                                                                        400
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 0.9%
Nexstar Broadcasting Group, Cl A*                     88,900            507
                                                               ------------
                                                                        507
--------------------------------------------------------------------------------
CABLE TV -- 4.5%
Insight Communications, Cl A*                         57,100            664
Mediacom Communications, Cl A*                       252,220          1,861
                                                               ------------
                                                                      2,525
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 1.1%
Jameson Inns*                                        315,600            650
                                                               ------------
                                                                        650
--------------------------------------------------------------------------------
MULTIMEDIA -- 1.1%
Entravision Communications, Cl A*                     77,630            611
                                                               ------------
                                                                        611
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 1.2%
Scholastic*                                           17,660            653
                                                               ------------
                                                                        653
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 1.0%
Journal Register*                                     33,970            550
                                                               ------------
                                                                        550
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 1.5%
Reader's Digest Association                           53,690            857
                                                               ------------
                                                                        857
--------------------------------------------------------------------------------
RADIO -- 4.1%
Cumulus Media, Cl A*                                  19,140            239
Emmis Communications, Cl A*                           25,970            574
Radio One, Cl A*                                      43,740            575
Radio One, Cl D*                                      32,560            428
Spanish Broadcasting System, Cl A*                    69,640            500
                                                               ------------
                                                                      2,316
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.4%
Lone Star Steakhouse & Saloon                          9,530            248
                                                               ------------
                                                                        248
--------------------------------------------------------------------------------
RETAIL-VIDEO RENTAL -- 1.2%
Blockbuster, Cl A                                    147,130            699
                                                               ------------
                                                                        699
--------------------------------------------------------------------------------
TELEVISION -- 2.3%
Sinclair Broadcast Group, Cl A                       147,060          1,304
                                                               ------------
                                                                      1,304
                                                               ------------
TOTAL CONSUMER CYCLICAL (COST $11,334)                               11,320
                                                               ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 2.9%
AGRICULTURAL OPERATIONS -- 2.0%
Delta & Pine Land                                     21,410            565
Tejon Ranch*                                          11,570            544
                                                               ------------
                                                                      1,109
--------------------------------------------------------------------------------
CONSUMER PRODUCTS - MISCELLANEOUS -- 0.9%
Helen of Troy*                                        25,700            531
                                                               ------------
                                                                        531
                                                               ------------
TOTAL CONSUMER NON-CYCLICAL (COST $1,709)                             1,640
                                                               ------------
--------------------------------------------------------------------------------
ENERGY -- 4.1%
OIL & GAS DRILLING -- 0.5%
Atwood Oceanics*                                       3,530            297
                                                               ------------
                                                                        297
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.0%
Meridian Resource*                                    55,970            233
Stone Energy*                                          5,430            332
                                                               ------------
                                                                        565
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 2.6%
Cal Dive International*                                6,330            401
Core Laboratories*                                    12,370            399
W-H Energy Services*                                  20,310            659
                                                               ------------
                                                                      1,459
                                                               ------------
TOTAL ENERGY (COST $1,335)                                            2,321
                                                               ------------
--------------------------------------------------------------------------------
FINANCIAL -- 21.8%
COMMERCIAL BANKS-EASTERN US -- 0.6%
Signature Bank*                                       13,270            358
                                                               ------------
                                                                        358
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                             PBHG SMALL CAP FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 3.1%
Collegiate Funding Services LLC*                      85,470   $      1,266
Portfolio Recovery Associates*                        11,340            489
                                                               ------------
                                                                      1,755
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 0.3%
Metris*                                               12,680            186
                                                               ------------
                                                                        186
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 0.3%
GFI Group*                                             4,520            186
                                                               ------------
                                                                        186
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 3.0%
Asset Acceptance Capital*                             30,630            918
MarketAxess Holdings*                                 57,840            787
                                                               ------------
                                                                      1,705
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 1.1%
USI Holdings*                                         48,910            635
                                                               ------------
                                                                        635
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 1.1%
Affiliated Managers Group*                             8,150            590
                                                               ------------
                                                                        590
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.3%
KMG America*                                          92,050            736
                                                               ------------
                                                                        736
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.5%
Allmerica Financial*                                   7,340            302
                                                               ------------
                                                                        302
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.0%
EMC Insurance Group                                   29,960            541
                                                               ------------
                                                                        541
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 1.0%
CB Richard Ellis Group, Cl A*                          4,250            209
Trammell Crow*                                        14,300            353
                                                               ------------
                                                                        562
--------------------------------------------------------------------------------
REINSURANCE -- 0.6%
PXRE Group                                            25,430            342
                                                               ------------
                                                                        342
--------------------------------------------------------------------------------
REITS-HOTELS -- 4.4%
Ashford Hospitality Trust                             52,980            570
DiamondRock Hospitality                               45,550            535
MeriStar Hospitality*                                148,900          1,360
                                                               ------------
                                                                      2,465
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 1.6%
HomeBanc                                             116,890            902
                                                               ------------
                                                                        902
--------------------------------------------------------------------------------
S&L/THRIFTS - CENTRAL US -- 0.7%
Franklin Bank*                                        25,700            415
                                                               ------------
                                                                        415
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 0.8%
NewAlliance Bancshares                                29,760            436
                                                               ------------
                                                                        436
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 0.4%
BankAtlantic Bancorp, Cl A                            12,750            217
                                                               ------------
                                                                        217
                                                               ------------
TOTAL FINANCIAL (COST $10,085)                                       12,333
                                                               ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 8.8%
DISPOSABLE MEDICAL PRODUCTS -- 0.5%
ICU Medical*                                           9,450            272
                                                               ------------
                                                                        272
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.2%
Symmetry Medical*                                     29,420            697
                                                               ------------
                                                                        697
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.7%
Applera Corp - Celera Genomics Group*                 55,510            673
Enzon Pharmaceuticals*                                44,040            292
                                                               ------------
                                                                        965
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.2%
Angiotech Pharmaceuticals*                            48,830            685
Priority Healthcare, Cl A*                            19,310            538
                                                               ------------
                                                                      1,223
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 1.3%
Perrigo                                               51,160            732
                                                               ------------
                                                                        732
--------------------------------------------------------------------------------
MEDICAL-NURSING HOMES -- 0.8%
Genesis HealthCare*                                   11,760            474
                                                               ------------
                                                                        474
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.1%
CV Therapeutics*                                      10,780            288
QLT*                                                  42,030            323
                                                               ------------
                                                                        611
                                                               ------------
TOTAL HEALTH CARE (COST $4,765)                                       4,974
                                                               ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 14.3%
AEROSPACE/DEFENSE -- 2.1%
Armor Holdings*                                       13,800            594
Teledyne Technologies*                                17,200            593
                                                               ------------
                                                                      1,187
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 1.0%
BE Aerospace*                                         33,010            547
                                                               ------------
                                                                        547
--------------------------------------------------------------------------------

PBHG FUNDS

PBHG SMALL CAP FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
BATTERIES/BATTERY SYSTEMS -- 1.9%
Greatbatch*                                           39,770   $      1,091
                                                               ------------
                                                                      1,091
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION PRODUCTS-
 MISCELLANEOUS -- 0.6%
Insituform Technologies*                              20,730            359
                                                               ------------
                                                                        359
--------------------------------------------------------------------------------
BUILDING-HEAVY CONSTRUCTION -- 0.8%
Washington Group International*                        8,450            455
                                                               ------------
                                                                        455
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 0.8%
Brink's                                               10,870            446
                                                               ------------
                                                                        446
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.5%
EDO                                                    9,950            299
                                                               ------------
                                                                        299
--------------------------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 1.1%
Shaw Group*                                           24,700            609
                                                               ------------
                                                                        609
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.6%
American Ecology                                      15,910            312
                                                               ------------
                                                                        312
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRY -- 1.4%
Wabtec                                                28,460            776
                                                               ------------
                                                                        776
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 1.3%
WCA Waste*                                            90,280            762
                                                               ------------
                                                                        762
--------------------------------------------------------------------------------
TRANSPORT-EQUIPMENT & LEASING -- 1.1%
GATX                                                  16,200            641
                                                               ------------
                                                                        641
--------------------------------------------------------------------------------
WIRE & CABLE PRODUCTS -- 1.1%
General Cable*                                        35,290            593
                                                               ------------
                                                                        593
                                                               ------------
TOTAL INDUSTRIAL (COST $5,957)                                        8,077
                                                               ------------
--------------------------------------------------------------------------------
SERVICES -- 5.5%
COMMERCIAL SERVICES-FINANCE -- 1.3%
Wright Express*                                       32,580            703
                                                               ------------
                                                                        703
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.8%
Manhattan Associates*                                 20,210            469
                                                               ------------
                                                                        469
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.8%
Medical Staffing Network Holdings*                    77,100            453
                                                               ------------
                                                                        453
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.4%
PRA International*                                    25,050            759
                                                               ------------
                                                                        759
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 1.2%
Valor Communications Group                            50,670            691
                                                               ------------
                                                                        691
                                                               ------------
TOTAL SERVICES (COST $2,798)                                          3,075
                                                               ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 11.4%
APPLICATIONS SOFTWARE -- 0.5%
Quest Software*                                       16,790            253
                                                               ------------
                                                                        253
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 0.5%
webMethods*                                           41,260            292
                                                               ------------
                                                                        292
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.7%
Parametric Technology*                                53,120            370
                                                               ------------
                                                                        370
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.5%
Maxtor*                                               39,760            175
Western Digital*                                       8,210            106
                                                               ------------
                                                                        281
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.2%
MoneyGram International                               31,730            689
                                                               ------------
                                                                        689
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.5%
NetIQ*                                                25,180            308
                                                               ------------
                                                                        308
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.5%
CTS                                                   23,930            289
                                                               ------------
                                                                        289
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.5%
Integrated Silicon Solutions*                         39,170            329
Omnivision Technologies*                              20,400            257
Zoran*                                                18,020            258
                                                               ------------
                                                                        844
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.8%
Informatica*                                          63,050            758
SSA Global Technologies*                              15,080            265
                                                               ------------
                                                                      1,023
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.6%
Verity*                                               33,790            359
                                                               ------------
                                                                        359
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.8%
Foundry Networks*                                     34,690            441
                                                               ------------
                                                                        441
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                             PBHG SMALL CAP FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                 Shares/Face      Market
Description                                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED
 CIRCUITS -- 0.5%
Standard Microsystems*                                 9,490   $        284
                                                               ------------
                                                                        284
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 0.8%
Borland Software*                                     76,200            443
                                                               ------------
                                                                        443
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.0%
Iowa Telecommunications Services*                     31,900            537
                                                               ------------
                                                                        537
                                                               ------------
TOTAL TECHNOLOGY (COST $5,616)                                        6,413
                                                               ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.9%
AIRLINES -- 0.3%
Skywest                                                6,840            184
                                                               ------------
                                                                        184
--------------------------------------------------------------------------------
TRANSPORT-MARINE -- 0.6%
CP Ships                                              14,300            305
                                                               ------------
                                                                        305
                                                               ------------
TOTAL TRANSPORTATION (COST $249)                                        489
                                                               ------------
--------------------------------------------------------------------------------
UTILITIES -- 0.4%
ELECTRIC-INTEGRATED -- 0.4%
MGE Energy                                             3,470            127
Pike Electric*                                         6,300            118
                                                               ------------
                                                                        245
                                                               ------------
TOTAL UTILITIES (COST $180)                                             245
                                                               ------------
TOTAL COMMON STOCK (COST $46,353)                                    53,207
                                                               ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 1.2%
INDEX FUND-SMALL CAP -- 1.2%
iShares Russell 2000 Index Fund                        9,900            657
                                                               ------------
                                                                        657
                                                               ------------
TOTAL INVESTMENT COMPANY (COST $610)                                    657
                                                               ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.9%
Deutsche Bank
   3.660%, dated 09/30/05, to be
   repurchased on 10/03/05, repurchase
   price $2,773,804 (collateralized by a
   U.S. Government obligation, par value
   $2,873,000, 4.125%, 10/18/10, total market
   value $2,828,943)(A)                         $      2,773          2,773
                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $2,773)                              2,773
                                                               ------------
TOTAL INVESTMENTS -- 100.3% (COST $49,736)                           56,637
                                                               ------------
OTHER ASSETS AND LIABILITIES -- (0.3)%
Payable for Administration Fees                                $         (6)
Payable for Investment Advisory Fees                                    (44)
Other Assets and Liabilities, Net                                      (105)
                                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES                                     (155)
                                                               ------------
NET ASSETS                                                     $     56,482
                                                               ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                             $     65,148
Accumulated net investment loss                                        (142)
Accumulated net realized loss on investments                        (15,425)
Unrealized appreciation on investments                                6,901
                                                               ------------
NET ASSETS -- 100.0%                                           $     56,482
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($56,311,934/2,421,084 SHARES)                              $      23.26
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($5,246/228 SHARES)                                         $      23.01
                                                               ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($90,746/3,920 SHARES)                                      $      23.15
                                                               ============
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($23.15/94.25%)                                             $      24.56
                                                               ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($73,906/3,241 SHARES)                                      $      22.80
                                                               ============

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
*   Non-income producing security.
(A)   -- Tri-party repurchase agreement
Cl    -- Class
LLC   -- Limited Liability Company
REITs -- Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

CLIPPER FOCUS FUND

MANAGEMENT DISCUSSION AND ANALYSIS

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The Clipper Focus Fund underperformed its benchmark, the S&P 500 Index and the Lipper Multi-Cap Value Funds Average for the six-month period ended September 30, 2005. The Fund's PBHG Class returned 2.58% at net asset value, while the S&P 500 Index gained 5.02% and the Lipper Multi-Cap Value Funds Average was 5.43%. Performance for all share classes can be found on the following page.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Equity markets faced enormous barriers during the past two quarters. Oil prices surged to new heights, short-term interest rates reached their highest level in four years, and the economy was battered by two major hurricanes. The broad equity market was able to post strong gains, despite these obstacles, with the S&P 500 increasing by 5.02% during the period. We believe that this provides supporting evidence to the market's resilience and to the underlying strength of economic growth that was present before the natural disasters hit the Gulf Coast.

Q.  WHICH MARKET FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE?

A. The far-reaching effects that hurricanes Katrina and Rita wrought on the economy and the post-hurricane rally in the energy sector are the primary factors that affected the Fund's performance during the six-month period ended September 30, 2005. For example, consumer staples were in high demand and short supply once rescue efforts were underway. Additionally, energy prices soared especially after Rita gained the distinction of causing more damage to oil rigs than any other storm in history.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. The Fund's underweight positions relative to its benchmark, the S&P 500 Index, in the energy and information technology sectors contributed the Fund's underperformance for the period. Energy was the top performing sector in the benchmark. On the other hand, the Fund's relative overweight in consumer staples aided performance.

    Specific examples of stocks that had the most impact on enhancing Fund performance include financial services company, American Express, North American natural gas company, El Paso, and retailer in the consumer staples sector, Kroger. Stocks that detracted from Fund performance include Tyco, in the industrial sector, and Freddie Mac and Fannie Mae in the financial services sector. Fannie Mae's stock was down more than 20% in the third quarter alone as uncertainty regarding their accounting policies reigned and a political solution to their regulatory future was delayed indefinitely.

Q.  WHAT IS HAPPENING TO THE MANAGEMENT OF THIS FUND?

A. The Clipper Focus Fund has changes in its future. The Fund's sub-advisor, Pacific Financial Research, is reorganizing with Barrow, Hanley, Mewhinney & Strauss, Inc. on or around January 1, 2006. The reorganization is part of a succession planning process to address the decision of three of the portfolio managers on the team managing the Fund to retire at the end of the year. The Fund's Board of Trustees has appointed newly organized Pacific Financial Research as the Fund's sub-advisor, pending shareholder approval.

----------
Effective November 1, 2005 the Clipper Focus Fund is renamed the Old Mutual Clipper Focus Fund and the PBHG Share Class was redesignated as Class Z shares.

                             PERFORMANCE HIGHLIGHTS

o The Fund's underweight position relative to its benchmark, the S&P 500 Index, in the energy and information technology sectors hurt the Fund's relative performance for the period.

o   A relative overweight position in consumer staples contributed to returns.

o Holdings in financial service securities, Freddie Mac and Fannie Mae, detracted from returns, as a result of uncertainty regarding accounting practices.

                                                                      PBHG FUNDS

                                                  CLIPPER FOCUS FUND (Unaudited)

                  ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2005

                                                            One          Annualized    Annualized      Annualized
                                              6             Year           3 Year        5 Year        Inception
                                            Months^        Return          Return        Return         to Date
-----------------------------------------------------------------------------------------------------------------
PBHG Class*                                  2.58%          9.11%          12.88%         9.69%         11.89%
-----------------------------------------------------------------------------------------------------------------
Advisor Class+                               2.47%          8.90%            n/a           n/a           9.28%
-----------------------------------------------------------------------------------------------------------------
Class A with load++                         (3.46)%         2.57%            n/a           n/a           6.70%
-----------------------------------------------------------------------------------------------------------------
Class A without load++                       2.41%          8.84%            n/a           n/a           9.67%
-----------------------------------------------------------------------------------------------------------------
Class C with load++                          1.07%          7.08%            n/a           n/a           8.89%
-----------------------------------------------------------------------------------------------------------------
Class C without load++                       2.07%          8.08%            n/a           n/a           8.89%
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index*                               5.02%         12.25%          16.72%        (1.49)%         4.84%
-----------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Average*        5.43%         15.12%          18.97%         5.80%          8.45%
-----------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 3.
*  Inception date 9/10/98
+  Inception date 6/30/03
++ Inception date 7/31/03
^  Not annualized

                          VALUE OF A $10,000 INVESTMENT

                    [LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                       Clipper
                     Focus Fund --                           Lipper Multi-Cap
                      PBHG Class          S&P 500 Index     Value Funds Average
                  ------------------   ------------------   -------------------
9/10/98           $           10,000   $           10,000   $            10,000
9/30/98           $           10,260   $           10,387   $            10,000
10/31/98          $           11,700   $           11,232   $            10,771
11/30/98          $           12,040   $           11,913   $            11,278
12/31/98          $           11,791   $           12,599   $            11,584
1/31/99           $           11,501   $           13,126   $            11,645
2/28/99           $           11,290   $           12,718   $            11,332
3/31/99           $           11,230   $           13,227   $            11,629
4/30/99           $           12,233   $           13,739   $            12,538
5/31/99           $           12,203   $           13,415   $            12,483
6/30/99           $           12,354   $           14,159   $            12,908
7/31/99           $           12,122   $           13,717   $            12,514
8/31/99           $           11,971   $           13,649   $            12,140
9/30/99           $           11,649   $           13,275   $            11,663
10/31/99          $           11,528   $           14,115   $            12,062
11/30/99          $           11,447   $           14,402   $            12,089
12/31/99          $           11,569   $           15,250   $            12,445
1/31/00           $           11,046   $           14,484   $            11,877
2/29/00           $            9,856   $           14,210   $            11,336
3/31/00           $           10,846   $           15,600   $            12,542
4/30/00           $           11,207   $           15,131   $            12,498
5/31/00           $           11,805   $           14,820   $            12,605
6/30/00           $           11,542   $           15,186   $            12,276
7/31/00           $           12,039   $           14,948   $            12,400
8/31/00           $           12,920   $           15,877   $            13,219
9/30/00           $           13,915   $           15,038   $            13,105
10/31/00          $           14,758   $           14,975   $            13,401
11/30/00          $           15,195   $           13,794   $            12,884
12/31/00          $           16,692   $           13,862   $            13,663
1/31/01           $           16,445   $           14,354   $            14,009
2/28/01           $           16,972   $           13,045   $            13,600
3/31/01           $           16,697   $           12,218   $            13,131
4/30/01           $           17,171   $           13,168   $            13,871
5/31/01           $           17,527   $           13,256   $            14,147
6/30/01           $           17,492   $           12,933   $            13,913
7/31/01           $           17,341   $           12,806   $            13,861
8/31/01           $           17,438   $           12,004   $            13,362
9/30/01           $           16,603   $           11,035   $            12,240
10/31/01          $           16,776   $           11,246   $            12,406
11/30/01          $           18,209   $           12,108   $            13,192
12/31/01          $           18,684   $           12,214   $            13,536
1/31/02           $           18,955   $           12,036   $            13,406
2/28/02           $           19,238   $           11,804   $            13,352
3/31/02           $           20,172   $           12,248   $            13,974
4/30/02           $           19,730   $           11,505   $            13,561
5/31/02           $           20,431   $           11,420   $            13,523
6/30/02           $           18,278   $           10,607   $            12,609
7/31/02           $           17,528   $            9,780   $            11,494
8/31/02           $           18,143   $            9,844   $            11,631
9/30/02           $           15,363   $            8,774   $            10,420
10/31/02          $           16,236   $            9,547   $            11,017
11/30/02          $           17,356   $           10,109   $            11,763
12/31/02          $           16,729   $            9,515   $            11,241
1/31/03           $           16,274   $            9,265   $            10,986
2/28/03           $           15,122   $            9,126   $            10,701
3/31/03           $           14,983   $            9,215   $            10,712
4/30/03           $           16,476   $            9,974   $            11,603
5/31/03           $           18,071   $           10,500   $            12,430
6/30/03           $           18,007   $           10,634   $            12,571
7/31/03           $           17,995   $           10,821   $            12,778
8/31/03           $           18,881   $           11,032   $            13,115
9/30/03           $           18,767   $           10,915   $            12,991
10/31/03          $           19,235   $           11,532   $            13,735
11/30/03          $           19,703   $           11,634   $            13,980
12/31/03          $           20,988   $           12,244   $            14,705
1/31/04           $           21,115   $           12,469   $            15,004
2/29/04           $           20,950   $           12,642   $            15,323
3/31/04           $           20,199   $           12,451   $            15,198
4/30/04           $           20,161   $           12,256   $            14,848
5/31/04           $           19,907   $           12,424   $            14,957
6/30/04           $           21,014   $           12,665   $            15,354
7/31/04           $           20,136   $           12,246   $            14,932
8/31/04           $           20,467   $           12,296   $            15,005
9/30/04           $           20,250   $           12,429   $            15,296
10/31/04          $           20,390   $           12,619   $            15,475
11/30/04          $           21,395   $           13,129   $            16,286
12/31/04          $           22,419   $           13,576   $            16,840
1/31/05           $           21,604   $           13,245   $            16,490
2/28/05           $           21,824   $           13,524   $            16,963
3/31/05           $           21,540   $           13,284   $            16,712
4/30/05           $           21,423   $           13,032   $            16,288
5/31/05           $           21,902   $           13,447   $            16,770
6/30/05           $           21,980   $           13,466   $            16,993
7/31/05           $           22,251   $           13,967   $            17,570
8/31/05           $           21,967   $           13,839   $            17,463
9/30/05           $           22,096   $           13,951   $            17,615

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's PBHG Class shares on the inception date of September 10, 1998 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Multi-Cap Value Funds Average at September 30, 1998.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2005

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Cash                           (2%)
Consumer Cyclical              (8%)
Consumer Non-Cyclical         (22%)
Energy                         (5%)
Financial                     (28%)
Health Care                   (19%)
Industrial                     (5%)
Services                       (9%)
Technology                     (2%)

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2005

Freddie Mac                                           8.4%
Altria Group                                          7.4%
Electronic Data Systems                               7.0%
American Express                                      5.5%
El Paso                                               4.6%
Fannie Mae                                            3.9%
Coca-Cola                                             3.7%
HCA                                                   2.4%
Interpublic Group                                     1.8%
Johnson & Johnson                                     1.6%
----------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of Total Portfolio Investments in Common Stock       46.3%

PBHG FUNDS

CLIPPER FOCUS FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.9%
CONSUMER CYCLICAL -- 8.0%
MULTIMEDIA -- 2.9%
Time Warner*                                       2,171,600   $     39,328
                                                               ------------
                                                                     39,328
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 5.1%
Wal-Mart Stores*                                   1,544,900         67,697
                                                               ------------
                                                                     67,697
                                                               ------------
TOTAL CONSUMER CYCLICAL (COST $99,976)                              107,025
                                                               ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 21.6%
BEVERAGES-NON-ALCOHOLIC -- 3.7%
Coca-Cola*                                         1,157,500         49,992
                                                               ------------
                                                                     49,992
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 2.9%
Kraft Foods, Cl A                                  1,275,100         39,005
                                                               ------------
                                                                     39,005
--------------------------------------------------------------------------------
FOOD-RETAIL -- 7.5%
Kroger*                                            3,121,800         64,278
Safeway                                            1,389,600         35,574
                                                               ------------
                                                                     99,852
--------------------------------------------------------------------------------
TOBACCO -- 7.5%
Altria Group                                       1,349,000         99,435
                                                               ------------
                                                                     99,435
                                                               ------------
TOTAL CONSUMER NON-CYCLICAL (COST $232,934)                         288,284
                                                               ------------
--------------------------------------------------------------------------------
ENERGY -- 4.7%
PIPELINES -- 4.7%
El Paso                                            4,454,600         61,919
                                                               ------------
                                                                     61,919
                                                               ------------
TOTAL ENERGY (COST $26,300)                                          61,919
                                                               ------------
--------------------------------------------------------------------------------
FINANCIAL -- 28.6%
FINANCE-CREDIT CARD -- 5.5%
American Express                                   1,282,600         73,672
                                                               ------------
                                                                     73,672
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 4.0%
Merrill Lynch                                        867,900         53,246
                                                               ------------
                                                                     53,246
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 12.5%
Fannie Mae                                         1,176,900         52,749
Freddie Mac                                        2,009,800        113,473
                                                               ------------
                                                                    166,222
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 5.2%
Marsh & McLennan                                   2,294,400         69,727
                                                               ------------
                                                                     69,727
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.4%
Old Republic International                           705,150         18,806
                                                               ------------
                                                                     18,806
                                                               ------------
TOTAL FINANCIAL (COST $386,481)                                     381,673
                                                               ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 19.0%
MEDICAL PRODUCTS -- 1.6%
Johnson & Johnson*                                   332,300         21,028
                                                               ------------
                                                                     21,028
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 11.4%
Pfizer                                             3,793,200         94,716
Wyeth                                              1,247,500         57,722
                                                               ------------
                                                                    152,438
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 6.0%
HCA                                                  669,900         32,102
Tenet Healthcare*                                  4,292,800         48,208
                                                               ------------
                                                                     80,310
                                                               ------------
TOTAL HEALTH CARE (COST $251,960)                                   253,776
                                                               ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 5.0%
DIVERSIFIED MANUFACTURING OPERATIONS -- 5.0%
Tyco International                                 2,384,500         66,408
                                                               ------------
                                                                     66,408
                                                               ------------
TOTAL INDUSTRIAL (COST $38,913)                                      66,408
                                                               ------------
--------------------------------------------------------------------------------
SERVICES -- 8.9%
ADVERTISING AGENCIES -- 1.9%
Interpublic Group*                                 2,132,800         24,826
                                                               ------------
                                                                     24,826
                                                               ------------
COMPUTER SERVICES -- 7.0%
Electronic Data Systems                            4,188,100         93,981
                                                               ------------
                                                                     93,981
                                                               ------------
TOTAL SERVICES (COST $121,499)                                      118,807
                                                               ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 2.1%
OFFICE AUTOMATION & EQUIPMENT -- 2.1%
Pitney Bowes                                         675,500         28,196
                                                               ------------
                                                                     28,196
                                                               ------------
TOTAL TECHNOLOGY (COST $24,326)                                      28,196
                                                               ------------
TOTAL COMMON STOCK (COST $1,182,389)                              1,306,088
                                                               ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                              CLIPPER FOCUS FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                   Face
Description                                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.1%
Deutsche Bank
   3.660%, dated 09/30/05, to be
   repurchased on 10/03/05, repurchase
   price $28,316,911 (collateralized by
   various U.S. Government obligations, par
   value $27,390,000, 0.000%, 10/05/05 and
   $1,440,000, 5.000%, 05/13/11, total
   market value $28,875,259 (A)                 $     28,308   $     28,308
                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $28,308)                            28,308
                                                               ------------
TOTAL INVESTMENTS -- 100.0% (COST $1,210,697)                     1,334,396
                                                               ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.0)%
Payable for Administration Fees                                        (134)
Payable for Investment Advisory Fees                                   (993)
Payable for Distribution Fees                                           (10)
Other Assets and Liabilities, Net                                       664
                                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES                                     (473)
                                                               ------------
NET ASSETS                                                     $  1,333,923
                                                               ============
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                             $  1,168,865
Undistributed net investment income                                   2,900
Accumulated net realized gain on investments                         38,459
Unrealized appreciation on investments                              123,699
                                                               ------------
NET ASSETS -- 100.0%                                           $  1,333,923
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($1,316,749,244/77,090,935 SHARES)                          $      17.08
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($879,787/51,663 SHARES)                                    $      17.03
                                                               ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($5,355,904/314,623 SHARES)                                 $      17.02
                                                               ============
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($17.02/94.25%)                                             $      18.06
                                                               ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($10,937,779/651,212 SHARES)                                $      16.80
                                                               ============

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
*   Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl  -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

TS&W SMALL CAP VALUE FUND

MANAGEMENT DISCUSSION AND ANALYSIS

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The TS&W Small Cap Value Fund delivered strong relative performance for the six-month period ended September 30, 2005. The Fund's PBHG Class returned 9.72% at net asset value, outperforming its primary benchmark, the Russell 2000(R) Value Index, which returned 8.33% for the same time period. The Fund also outperformed the Lipper Small-Cap Core Funds Average return of 8.70%. Performance for all share classes can be found on the following page.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Led by a continued rise in corporate profits, U.S. equity markets produced generally positive returns during the six-month period ended September 30, 2005. Short-term interest rates continued to increase during the period; medium- and long-term rates remained generally stable and had little impact on performance.

Q.  WHICH MARKET FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE?

A. Continued expansion in corporate profits and generally stable medium- and long-term interest rates produced a generally favorable environment for stocks during the six-month period ended September 30, 2005. Small cap securities performed well, with growth outperforming value during the period as measured by the performance of the Russell 2000(R) Growth Index which returned 10.02% compared to the Russell 2000(R) Value Index which returned 8.33%. In this market, the TS&W Small Cap Value Fund was able to outperform both categories and deliver strong absolute performance. The far-reaching effects that hurricanes Katrina and Rita wrought on the economy and the post-hurricane rally in the energy sector had a positive impact on the Fund's performance during the period.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. The Fund's overweight to the energy sector, which was the strongest performing market segment during this period, and security selection within this sector contributed significant returns over the past six months. The Fund also benefited from its overweight position and security selections in the health care, and materials and processing sectors. Sub-par performance from stock holdings in the autos and transportation industry, and consumer staples and consumer discretionary sectors detracted from Fund performance as did the Fund's underweight position to the financial services sector.

    The top contributing stock selections over the past six months included integrated oil company, Giant Industries; respiratory medical device manufacturer, Respironics; building materials producer, USG; and engineering and construction specialist, Chicago Bridge & Iron. Stock selections that detracted from Fund performance over the past six months include home video specialty retailer, Movie Gallery; financial services company, Oriental Financial Group Inc.; chemical manufacturer, Georgia Gulf; and children's apparel retailer, Children's Place Retail Stores.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE SMALL-CAP EQUITY MARKET?

A. The Fund's subadvisor, Thompson, Siegel & Walmsley, believes that the continued expansion of the U.S. economy and an increase in corporate profits provide a modestly favorable environment for stocks. They are confident that their disciplined, value-based investment process will continue to identify attractive investment opportunities for the TS&W Small Cap Value Fund.

----------
Effective November 1, 2005 the TS&W Small Cap Value Fund is renamed the Old Mutual TS&W Small Cap Value Fund and the PBHG Share Class was redesignated as Class Z shares.

                             PERFORMANCE HIGHLIGHTS

o The Fund at net asset value outperformed its benchmark, the Russell 2000(R) Value Index and the Lipper Small-Cap CorE Funds Average.

o The impact of hurricanes Katrina and Rita on oil and the energy sector had a significant positive impact on performance due to the Fund's overweight position in this sector.

                                                                      PBHG FUNDS

                                           TS&W SMALL CAP VALUE FUND (Unaudited)

              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2005

                                                            One          Annualized    Annualized      Annualized
                                              6             Year           3 Year        5 Year        Inception
                                            Months^        Return          Return        Return         to Date
-----------------------------------------------------------------------------------------------------------------
PBHG Class*                                  9.72%         27.02%          29.15%        20.71%         22.41%
-----------------------------------------------------------------------------------------------------------------
Class A with load+                           3.27%         19.35%            n/a           n/a          25.66%
-----------------------------------------------------------------------------------------------------------------
Class A without load+                        9.57%         26.65%            n/a           n/a          29.14%
-----------------------------------------------------------------------------------------------------------------
Class C with load+                           8.17%         24.74%            n/a           n/a          28.18%
-----------------------------------------------------------------------------------------------------------------
Class C without load+                        9.17%         25.74%            n/a           n/a          28.18%
-----------------------------------------------------------------------------------------------------------------
Russell 2000(R)Value Index*                  8.33%         17.75%          24.89%        15.18%         15.50%
-----------------------------------------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Average*         8.70%         18.86%          23.28%         8.44%         15.33%
-----------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 3.
*  Inception date 7/31/00
+  Inception date 7/31/03
^  Not annualized

                          VALUE OF A $10,000 INVESTMENT

                    [LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                    TS&W Small Cap
                     Value Fund --       Russell 2000(R)     Lipper Small-Cap
                      PBHG Class          Value Index       Core Funds Average
                  ------------------   ------------------   ------------------
7/31/00           $           10,000   $           10,000   $           10,000
8/31/00           $           10,942   $           10,447   $           10,864
9/30/00           $           11,092   $           10,388   $           10,647
10/31/00          $           11,102   $           10,351   $           10,353
11/30/00          $           10,491   $           10,140   $            9,470
12/31/00          $           11,824   $           11,230   $           10,366
1/31/01           $           12,174   $           11,540   $           10,803
2/28/01           $           11,974   $           11,524   $           10,255
3/31/01           $           11,864   $           11,339   $            9,785
4/30/01           $           12,355   $           11,864   $           10,543
5/31/01           $           13,337   $           12,169   $           10,906
6/30/01           $           13,818   $           12,658   $           11,188
7/31/01           $           13,687   $           12,375   $           10,902
8/31/01           $           13,437   $           12,332   $           10,606
9/30/01           $           12,265   $           10,971   $            9,307
10/31/01          $           12,685   $           11,257   $            9,769
11/30/01          $           13,206   $           12,066   $           10,408
12/31/01          $           13,908   $           12,805   $           11,072
1/31/02           $           13,918   $           12,975   $           11,019
2/28/02           $           14,519   $           13,054   $           10,835
3/31/02           $           15,441   $           14,031   $           11,682
4/30/02           $           15,812   $           14,525   $           11,801
5/31/02           $           15,681   $           14,045   $           11,404
6/30/02           $           15,681   $           13,734   $           10,837
7/31/02           $           14,178   $           11,693   $            9,354
8/31/02           $           14,248   $           11,641   $            9,386
9/30/02           $           13,196   $           10,810   $            8,725
10/31/02          $           13,587   $           10,972   $            8,946
11/30/02          $           13,848   $           11,848   $            9,574
12/31/02          $           13,788   $           11,342   $            9,178
1/31/03           $           13,627   $           11,022   $            8,918
2/28/03           $           13,066   $           10,652   $            8,629
3/31/03           $           13,257   $           10,766   $            8,711
4/30/03           $           14,248   $           11,788   $            9,451
5/31/03           $           15,210   $           12,992   $           10,326
6/30/03           $           15,752   $           13,212   $           10,585
7/31/03           $           16,232   $           13,871   $           11,115
8/31/03           $           16,814   $           14,398   $           11,624
9/30/03           $           16,723   $           14,233   $           11,435
10/31/03          $           18,216   $           15,393   $           12,360
11/30/03          $           19,098   $           15,984   $           12,810
12/31/03          $           19,750   $           16,562   $           13,147
1/31/04           $           19,982   $           17,135   $           13,606
2/29/04           $           20,528   $           17,467   $           13,824
3/31/04           $           21,023   $           17,708   $           13,929
4/30/04           $           20,528   $           16,792   $           13,369
5/31/04           $           20,851   $           16,995   $           13,504
6/30/04           $           22,175   $           17,858   $           14,049
7/31/04           $           21,346   $           17,037   $           13,257
8/31/04           $           20,962   $           17,204   $           13,111
9/30/04           $           22,377   $           17,885   $           13,731
10/31/04          $           22,943   $           18,163   $           13,957
11/30/04          $           25,197   $           19,774   $           15,054
12/31/04          $           25,793   $           20,246   $           15,529
1/31/05           $           25,485   $           19,463   $           15,056
2/28/05           $           26,564   $           19,850   $           15,403
3/31/05           $           25,906   $           19,441   $           15,028
4/30/05           $           24,189   $           18,438   $           14,215
5/31/05           $           25,680   $           19,563   $           15,006
6/30/05           $           26,759   $           20,428   $           15,518
7/31/05           $           28,373   $           21,590   $           16,440
8/31/05           $           28,332   $           21,095   $           16,223
9/30/05           $           28,425   $           21,060   $           16,335

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's PBHG Class shares on the inception date of July 31, 2000 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Small-Cap Core Funds Average at July 31, 2000.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2005

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Basic Materials                 (5%)
Cash                            (4%)
Consumer Cyclical              (13%)
Consumer Non-Cyclical           (1%)
Energy                         (10%)
Financial                      (21%)
Health Care                     (7%)
Industrial                     (15%)
Investment Company              (1%)
Services                        (5%)
Technology                      (8%)
Transportation                  (4%)
Utilities                       (6%)

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2005

Energen                                               3.1%
Chicago Bridge & Iron                                 2.5%
Respironics                                           2.3%
Scientific Games, Cl A                                2.3%
UGI                                                   2.3%
GATX                                                  2.1%
World Fuel Services                                   2.1%
Berry Petroleum, Cl A                                 2.1%
MTS Systems                                           2.0%
Giant Industries                                      1.7%
----------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of Total Portfolio Investments in Common Stock       22.5%

PBHG FUNDS

TS&W SMALL CAP VALUE FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.2%
BASIC MATERIALS -- 5.1%
BUILDING & CONSTRUCTION PRODUCTS-
 MISCELLANEOUS -- 1.4%
USG                                                   16,000   $      1,100
                                                               ------------
                                                                      1,100
--------------------------------------------------------------------------------
CONTAINERS-METAL/GLASS -- 0.9%
Crown Holdings                                        45,700            728
                                                               ------------
                                                                        728
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 1.4%
Airgas                                                37,300          1,105
                                                               ------------
                                                                      1,105
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 0.6%
Schweitzer-Mauduit International                      19,100            426
                                                               ------------
                                                                        426
--------------------------------------------------------------------------------
STEEL-PRODUCERS -- 0.8%
Schnitzer Steel Industries, Cl A                      18,900            616
                                                               ------------
                                                                        616
                                                               ------------
TOTAL BASIC MATERIALS (COST $2,685)                                   3,975
                                                               ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 13.4%
CASINO SERVICES -- 2.2%
Scientific Games, Cl A                                55,600          1,724
                                                               ------------
                                                                      1,724
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.5%
Nuco2                                                 14,900            384
                                                               ------------
                                                                        384
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.2%
THQ                                                   44,700            953
                                                               ------------
                                                                        953
--------------------------------------------------------------------------------
GAMBLING (NON-HOTEL) -- 0.7%
Isle of Capri Casinos                                 23,950            512
                                                               ------------
                                                                        512
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 4.1%
Charming Shoppes                                     100,600          1,073
Childrens Place Retail Stores                         28,500          1,016
JoS A Bank Clothiers                                  25,700          1,111
                                                               ------------
                                                                      3,200
--------------------------------------------------------------------------------
RETAIL-PAWN SHOPS -- 1.6%
Cash America International                            30,200            626
Ezcorp                                                38,600            620
                                                               ------------
                                                                      1,246
--------------------------------------------------------------------------------
RETAIL-PETROLEUM PRODUCTS -- 2.0%
World Fuel Services                                   48,800          1,583
                                                               ------------
                                                                      1,583
--------------------------------------------------------------------------------
RETAIL-VIDEO RENTAL -- 0.6%
Movie Gallery                                         42,100            437
                                                               ------------
                                                                        437
--------------------------------------------------------------------------------
THEATERS -- 0.5%
Carmike Cinemas                                       15,500            356
                                                               ------------
                                                                        356
                                                               ------------
TOTAL CONSUMER CYCLICAL (COST $7,577)                                10,395
                                                               ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.2%
POULTRY -- 1.2%
Sanderson Farms                                       25,150            935
                                                               ------------
                                                                        935
                                                               ------------
TOTAL CONSUMER NON-CYCLICAL (COST $690)                                 935
                                                               ------------
--------------------------------------------------------------------------------
ENERGY -- 9.7%
OIL COMPANIES-EXPLORATION & PRODUCTION -- 5.8%
Berry Petroleum, Cl A                                 23,600          1,574
Houston Exploration                                   13,100            881
Penn Virginia                                         19,050          1,099
Unit                                                  17,500            968
                                                               ------------
                                                                      4,522
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 0.9%
Maverick Tube                                         22,800            684
                                                               ------------
                                                                        684
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 3.0%
Frontier Oil                                          22,500            998
Giant Industries                                      22,100          1,293
                                                               ------------
                                                                      2,291
                                                               ------------
TOTAL ENERGY (COST $4,075)                                            7,497
                                                               ------------
--------------------------------------------------------------------------------
FINANCIAL -- 20.8%
COMMERCIAL BANKS-CENTRAL US -- 1.7%
Texas Regional Bancshares, Cl A                       17,800            512
Wintrust Financial                                    16,050            807
                                                               ------------
                                                                      1,319
                                                               ------------
COMMERCIAL BANKS-SOUTHERN US -- 0.2%
Oriental Financial Group                              10,776            132
                                                               ------------
                                                                        132
                                                               ------------
COMMERCIAL BANKS-WESTERN US -- 3.0%
CVB Financial                                         37,625            700
Hanmi Financial                                       39,500            709
UCBH Holdings                                         48,800            894
                                                               ------------
                                                                      2,303
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                       TS&W SMALL CAP VALUE FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 1.9%
Asta Funding                                          26,300   $        799
World Acceptance                                      26,800            681
                                                               ------------
                                                                      1,480
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 1.3%
Hilb Rogal & Hobbs                                    26,800          1,000
                                                               ------------
                                                                      1,000
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.4%
Ceres Group                                           59,700            336
                                                               ------------
                                                                        336
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 4.9%
FPIC Insurance Group                                  21,300            767
Philadelphia Consolidated Holding                     14,500          1,231
PMA Capital, Cl A                                     74,600            655
Selective Insurance Group                             24,200          1,183
                                                               ------------
                                                                      3,836
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 1.2%
Jones Lang LaSalle                                    19,800            912
                                                               ------------
                                                                        912
--------------------------------------------------------------------------------
REINSURANCE -- 0.3%
PXRE Group                                            16,600            223
                                                               ------------
                                                                        223
--------------------------------------------------------------------------------
REITS-DIVERSIFIED -- 0.5%
Correctional Properties Trust                         12,600            371
                                                               ------------
                                                                        371
--------------------------------------------------------------------------------
REITS-HEALTH CARE -- 0.7%
Omega Healthcare Investors                            37,800            526
                                                               ------------
                                                                        526
--------------------------------------------------------------------------------
REITS-HOTELS -- 1.0%
LaSalle Hotel Properties                              22,800            786
                                                               ------------
                                                                        786
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 3.2%
Capital Automotive                                    19,900            770
Corporate Office Properties Trust                     21,300            745
Parkway Properties                                    21,300            999
                                                               ------------
                                                                      2,514
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 0.5%
WSFS Financial                                         6,200            365
                                                               ------------
                                                                        365
                                                               ------------
TOTAL FINANCIAL (COST $13,108)                                       16,103
                                                               ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 6.7%
MEDICAL-BIOMEDICAL/GENETIC -- 0.5%
Georgia Gulf                                          16,700            402
                                                               ------------
                                                                        402
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.3%
Sierra Health Services                                14,500            999
                                                               ------------
                                                                        999
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.5%
Amedisys                                              30,500          1,189
                                                               ------------
                                                                      1,189
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 2.3%
Respironics                                           41,100          1,734
                                                               ------------
                                                                      1,734
--------------------------------------------------------------------------------
VETERINARY DIAGNOSTICS -- 1.1%
VCA Antech                                            33,500            855
                                                               ------------
                                                                        855
                                                               ------------
TOTAL HEALTH CARE (COST $3,768)                                       5,179
                                                               ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 14.9%
AEROSPACE/DEFENSE -- 1.0%
Curtiss-Wright                                        12,200            753
                                                               ------------
                                                                        753
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.9%
DRS Technologies                                      14,300            706
                                                               ------------
                                                                        706
--------------------------------------------------------------------------------
BUILDING PRODUCTS - CEMENT/AGGREGATE -- 0.9%
Texas Industries                                      12,400            674
                                                               ------------
                                                                        674
--------------------------------------------------------------------------------
BUILDING-HEAVY CONSTRUCTION -- 3.5%
Chicago Bridge & Iron                                 61,000          1,896
Granite Construction                                  22,100            845
                                                               ------------
                                                                      2,741
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.0%
ESCO Technologies                                     15,800            791
                                                               ------------
                                                                        791
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 1.4%
Flir Systems                                          36,600          1,083
                                                               ------------
                                                                      1,083
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.4%
Engineered Support Systems                            27,450          1,126
                                                               ------------
                                                                      1,126
--------------------------------------------------------------------------------
FILTRATION/SEPARATION PRODUCTS -- 1.1%
Clarcor                                               29,100            836
                                                               ------------
                                                                        836
--------------------------------------------------------------------------------

PBHG FUNDS

TS&W SMALL CAP VALUE FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
GOLD MINING -- 0.8%
Royal Gold                                            22,800   $        613
                                                               ------------
                                                                        613
--------------------------------------------------------------------------------
MACHINERY - FARM -- 0.9%
AGCO                                                  37,400            681
                                                               ------------
                                                                        681
--------------------------------------------------------------------------------
TRANSPORT-EQUIPMENT & LEASING -- 2.0%
GATX                                                  40,200          1,590
                                                               ------------
                                                                      1,590
                                                               ------------
TOTAL INDUSTRIAL (COST $7,835)                                       11,594
                                                               ------------
--------------------------------------------------------------------------------
SERVICES -- 4.9%
COMPUTER SERVICES -- 0.9%
Perot Systems                                         50,700            717
                                                               ------------
                                                                        717
--------------------------------------------------------------------------------
ELECTRIC-INTEGRATED -- 1.0%
El Paso Electric                                      35,300            736
                                                               ------------
                                                                        736
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 2.3%
Aaron Rents                                           54,725          1,158
Dollar Thrifty Automotive Group                       19,700            663
                                                               ------------
                                                                      1,821
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 0.7%
Kendle International                                  18,000            507
                                                               ------------
                                                                        507
                                                               ------------
TOTAL SERVICES (COST $3,399)                                          3,781
                                                               ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 7.8%
COMPUTER AIDED DESIGN -- 1.5%
Ansys                                                 30,500          1,174
                                                               ------------
                                                                      1,174
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.9%
MTS Systems                                           38,900          1,469
                                                               ------------
                                                                      1,469
--------------------------------------------------------------------------------
COMPUTERS-VOICE RECOGNITION -- 0.9%
Talx                                                  21,800            715
                                                               ------------
                                                                        715
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.9%
NAM TAI Electronics                                   26,230            667
                                                               ------------
                                                                        667
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT -- 1.0%
Fargo Electronics                                     45,000            786
                                                               ------------
                                                                        786
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 0.9%
Comtech Telecommunications                            17,150            711
                                                               ------------
                                                                        711
--------------------------------------------------------------------------------
TRANSACTIONAL SOFTWARE -- 0.7%
Transaction Systems Architects                        20,000   $        557
                                                               ------------
                                                                        557
                                                               ------------
TOTAL TECHNOLOGY (COST $3,625)                                        6,079
                                                               ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 4.6%
TRANSPORT-MARINE -- 2.4%
General Maritime                                      30,500          1,123
Kirby                                                 15,200            751
                                                               ------------
                                                                      1,874
--------------------------------------------------------------------------------
TRANSPORT-SERVICES -- 1.5%
Offshore Logistics                                    30,500          1,129
                                                               ------------
                                                                      1,129
--------------------------------------------------------------------------------
TRANSPORT-TRUCK -- 0.7%
Celadon Group                                         25,600            571
                                                               ------------
                                                                        571
                                                               ------------
TOTAL TRANSPORTATION (COST $2,313)                                    3,574
                                                               ------------
--------------------------------------------------------------------------------
UTILITIES -- 6.1%
ENERGY-ALTERNATE SOURCES -- 0.9%
Headwaters                                            19,100            714
                                                               ------------
                                                                        714
                                                               ------------
GAS-DISTRIBUTION -- 5.2%
Energen                                               53,400          2,310
UGI                                                   60,200          1,695
                                                               ------------
                                                                      4,005
                                                               ------------
TOTAL UTILITIES (COST $2,312)                                         4,719
                                                               ------------
TOTAL COMMON STOCK (COST $51,387)                                    73,831
                                                               ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 1.0%
INDEX FUND-SMALL CAP -- 1.0%
iShares Russell 2000 Value Index Fund                 11,800            778
                                                               ------------
                                                                        778
                                                               ------------
TOTAL INVESTMENT COMPANY (COST $764)                                    778
                                                               ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.2%
Morgan Stanley
   3.700%, dated 09/30/05, to be
   repurchased on 10/03/05, repurchase
   price $3,296,323 (collateralized by a
   U.S. Government obligation, par value
   $6,045,000, 0.000%, 02/08/18, total market
   value $3,361,745)(A)                         $      3,295          3,295
                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $3,295)                              3,295
                                                               ------------
TOTAL INVESTMENTS -- 100.4% (COST $55,446)                           77,904
                                                               ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                       TS&W SMALL CAP VALUE FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

Description                                                     Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.4)%
Payable for Administration Fees                                $         (8)
Payable for Investment Advisory Fees                                    (68)
Payable for Distribution Fees                                            (1)
Other Assets and Liabilities, Net                                      (204)
                                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES                                     (281)
                                                               ------------
NET ASSETS                                                     $     77,623
                                                               ============
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                             $     49,903
Accumulated net investment loss                                        (211)
Accumulated net realized gain on investments                          5,473
Unrealized appreciation on investments                               22,458
                                                               ------------
NET ASSETS -- 100.0%                                           $     77,623
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($75,632,957/2,735,636 SHARES)                              $      27.65
                                                               ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($881,461/32,075 SHARES)                                    $      27.48
                                                               ============
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($27.48/94.25%)                                             $      29.16
                                                               ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($1,108,192/41,003 SHARES)                                  $      27.03
                                                               ============

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A)   -- Tri-party repurchase agreement
Cl    -- Class
REITs -- Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

HEITMAN REIT FUND

MANAGEMENT DISCUSSION AND ANALYSIS

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The Heitman REIT Fund's PBHG Class had a strong 16.56% return at net asset value for the six-month period ended September 30, 2005. However the Fund underperformed its benchmark, the Dow Jones Wilshire Real Estate Securities Index, which returned 18.30%, and the Lipper Real Estate Funds Average return of 16.67%. Performance for all share classes can be found on the following page.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. There were several factors which drove returns over the last six months. Firstly, interest rates moved lower. The 10-year Treasury had a yield of 4.48% on March 31, 2005 compared to a yield of 4.34% on September 30, 2005. This decrease in yields helped attract capital to the REIT sector, which had a dividend yield of 4.25% - a close spread when compared to the 10-year Treasury yield - at the end of the third quarter. Earnings growth, another key factor, is positive and improving for the REIT sector as a whole. Improving property fundamentals are the main driver to stronger earnings growth. A growing economy is leading to increasing demand for space and thus lower vacancy rates and higher rental rates. The combination of attractive relative yield and earnings growth for REITs continues to attract capital to the sector.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Security selection in the local retail, office and manufactured homes sectors contributed to performance. In the local retail sector, the Fund's overweight position to Real Estate Investment Trust (REIT), Regency Centers, and lack of exposure to New Plan Excel helped performance. Both REITs engage in the management and ownership of community and neighborhood shopping centers. In the office sector, the Fund's avoidance of Equity Office contributed positively to performance and, in the manufactured homes sector, its exposure to Equity Lifestyle Properties, the best performing security in the sector, helped both relative and absolute performance. Digital Realty, in the mixed sector, was a drag on performance as was the diversified sector due to the Fund's underweight to Colonial Properties Trust (no longer a Fund holding) and overweight to Washington Real Estate. The storage sector's performance was hurt by a lack of exposure to Shurgard Storage Centers and an overweight to Public Storage.

    While sector overweights in the health care, storage and diversified sectors contributed positively to performance, overall sector allocation hurt performance during the period. The Fund's underweight to regional retail and overweight to the triple net lease and hotel sectors were negative contributors to performance.

    One of the greatest challenges during the quarter was finding attractively valued investment opportunities. By many valuation metrics REITs are trading at all-time highs from an absolute valuation perspective. The valuation of REITs relative to fixed-income alternatives, however, illuminates the fact that REITs are trading at similar valuation levels (yield spreads) as they were 24 months ago. Additionally, private real estate valuations support current REIT pricing.

    A second challenge is looking for turning points in the performance of various property sectors. Property sector fundamentals are improving in various property types at different rates. Those property sectors with the shortest lease terms have seen some of the most dramatic improvements in fundamentals, for example, lodging and self-storage. The multi-family and industrial sectors, which have longer lease terms, have also seen improvement in fundamentals. The office sector is seeing improvements in occupancy rates and a stabilization in rental rates, but it is a long road to recovery. The retail sector continues to do well, but a slackening in consumer spending has put some cracks in the armor of retail.

    The Fund benefited from its overweight to the apartments sector, driven by a resurgence of tenant demand and a pullback in apartment construction, the office sector, where the national vacancy rate fell by a hefty 1.70%, and the regional retail sector. Vacancy rates continue to fall, rents are growing, and retail sales trends are solid in the retail sector which has outperformed the other three primary property types for five years in a row. The manufactured homes, mixed and hotels sectors were the smallest contributors to performance due primarily to their small weight in the benchmark compared to other sectors.

    The top contributing stock selections over the past six months included Indianapolis-based real estate investment trust, Simon Property Group, New-York-based REIT, Vornado Realty Trust, and FORTUNE magazine's #1 Most Admired Real Estate Company in America, Boston Properties. Stock selections that detracted from Fund performance over the past six months include General Growth Properties, the second largest U.S.-based mall REIT, Digital Realty Trust, which owns acquires, repositions and manages technology-related related real estate, and Starwood Hotels and Resorts, on of the leading hotel and leisure companies in the world.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE REIT MARKET?

A. We believe that economic growth will slow down during the fourth quarter of 2005, but that gross domestic product growth will continue to be positive. The economic impact of the hurricanes which struck the Gulf Coast will continue to be felt, but the rebuilding effort will likely result in stronger economic growth in 2006. Continued economic growth will help real estate fundamentals through increased demand, and a possible slow down in new supply. We believe that new supply will likely slow modestly because of higher short-term interest rates and higher construction costs. With strong demand and modest supply, real estate securities will see an acceleration in earnings growth in 2006 relative to 2005.

----------
Effective November 1, 2005 the Heitman REIT Fund is renamed the Old Mutual Heitman REIT Fund and the PBHG Share Class was redesignated as Class Z shares.

                             PERFORMANCE HIGHLIGHTS

o The local retail sector was the Fund's top contributor to relative performance during the six-month period due to positive security selection and sector allocation.

o Office, manufactured homes and health care also contributed positively to relative performance.

o   Overall sector allocation hurt performance during the period.

                                                                      PBHG FUNDS

                                                   HEITMAN REIT FUND (Unaudited)

              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2005

                                                            One          Annualized    Annualized      Annualized     Annualized
                                              6             Year           3 Year        5 Year         10 Year       Inception
                                            Months^        Return          Return        Return          Return        to Date
--------------------------------------------------------------------------------------------------------------------------------
PBHG Class*                                 16.56%         25.67%          26.74%        18.62%         15.26%         11.56%
--------------------------------------------------------------------------------------------------------------------------------
Advisor Class+                              16.40%         25.38%          26.38%        18.24%         14.78%         15.09%
--------------------------------------------------------------------------------------------------------------------------------
Class A with load++                          9.64%         18.11%            n/a           n/a            n/a          21.87%
--------------------------------------------------------------------------------------------------------------------------------
Class A without load++                      16.34%         25.29%            n/a           n/a            n/a          25.53%
--------------------------------------------------------------------------------------------------------------------------------
Class C with load++                         14.99%         23.49%            n/a           n/a            n/a          24.64%
--------------------------------------------------------------------------------------------------------------------------------
Class C without load++                      15.99%         24.49%            n/a           n/a            n/a          24.64%
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index*                               5.02%         12.25%          16.72%        (1.49)%         9.49%         11.41%
--------------------------------------------------------------------------------------------------------------------------------
Dow Jones Wilshire Real Estate
 Securities Index*                          18.30%         28.67%          27.31%        19.32%         15.16%          9.57%
--------------------------------------------------------------------------------------------------------------------------------
Lipper Real Estate Funds Average*           16.67%         26.03%          25.98%        18.53%         15.04%         11.04%
--------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 3.
*  Inception date 3/13/89 (inception date of the Fund's predecessor)
+  Inception date 5/15/95 (inception date of the Fund's predecessor)
++ Inception date 9/30/03
^  Not annualized

                          VALUE OF A $10,000 INVESTMENT

                    [LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                                                                 Dow Jones Wilshire
                      Heitman REIT                                  Real Estate         Lipper Real Estate
                   Fund -- PBHG Class       S&P 500 Index         Securities Index        Funds Average
                  --------------------   --------------------   --------------------   --------------------
3/13/89           $             10,000   $             10,000   $             10,000   $             10,000
3/31/89           $              9,960   $             10,000   $             10,000   $             10,000
4/30/89           $             10,140   $             10,519   $             10,181   $             10,218
5/31/89           $             10,170   $             10,893   $             10,357   $             10,293
6/30/89           $             10,281   $             10,881   $             10,472   $             10,419
7/31/89           $             10,747   $             11,863   $             10,803   $             10,908
8/31/89           $             10,706   $             12,094   $             10,690   $             10,943
9/30/89           $             10,481   $             12,045   $             10,666   $             10,957
10/31/89          $             10,308   $             11,765   $             10,133   $             10,657
11/30/89          $             10,121   $             12,004   $              9,981   $             10,658
12/31/89          $              9,944   $             12,292   $              9,977   $             10,744
1/31/90           $              9,833   $             11,467   $              9,508   $             10,415
2/28/90           $              9,769   $             11,615   $              9,504   $             10,385
3/31/90           $              9,598   $             11,923   $              9,482   $             10,423
4/30/90           $              9,718   $             11,625   $              9,298   $             10,234
5/31/90           $              9,392   $             12,759   $              9,257   $             10,305
6/30/90           $              9,413   $             12,672   $              9,275   $             10,467
7/31/90           $              9,489   $             12,632   $              8,919   $             10,551
8/31/90           $              8,714   $             11,490   $              7,878   $              9,688
9/30/90           $              7,740   $             10,931   $              6,965   $              8,962
10/31/90          $              7,313   $             10,884   $              6,463   $              8,845
11/30/90          $              7,789   $             11,588   $              6,726   $              9,177
12/31/90          $              7,741   $             11,911   $              6,639   $              9,222
1/31/91           $              8,715   $             12,429   $              7,286   $              9,962
2/28/91           $              8,968   $             13,318   $              7,713   $             10,498
3/31/91           $              9,523   $             13,641   $              8,401   $             11,063
4/30/91           $              9,534   $             13,673   $              8,333   $             11,208
5/31/91           $              9,698   $             14,263   $              8,463   $             11,338
6/30/91           $              9,534   $             13,610   $              8,045   $             10,995
7/31/91           $              9,499   $             14,244   $              8,011   $             11,159
8/31/91           $              9,226   $             14,581   $              7,915   $             11,108
9/30/91           $              9,253   $             14,337   $              7,824   $             11,342
10/31/91          $              9,012   $             14,530   $              7,647   $             11,205
11/30/91          $              8,879   $             13,945   $              7,394   $             11,064
12/31/91          $              9,564   $             15,539   $              7,969   $             12,001
1/31/92           $             10,116   $             15,250   $              8,345   $             12,444
2/29/92           $              9,920   $             15,447   $              8,324   $             12,250
3/31/92           $              9,910   $             15,147   $              8,144   $             12,088
4/30/92           $              9,749   $             15,592   $              8,009   $             12,001
5/31/92           $             10,097   $             15,669   $              8,041   $             12,449
6/30/92           $              9,924   $             15,436   $              7,799   $             12,237
7/31/92           $             10,314   $             16,066   $              7,828   $             12,583
8/31/92           $             10,365   $             15,738   $              7,709   $             12,722
9/30/92           $             10,594   $             15,922   $              8,002   $             12,968
10/31/92          $             10,799   $             15,977   $              8,088   $             13,147
11/30/92          $             10,722   $             16,522   $              8,158   $             13,291
12/31/92          $             11,273   $             16,724   $              8,559   $             13,923
1/31/93           $             11,959   $             16,863   $              9,154   $             14,561
2/28/93           $             12,658   $             17,093   $              9,596   $             15,114
3/31/93           $             13,861   $             17,454   $             10,241   $             16,104
4/30/93           $             12,986   $             17,032   $              9,660   $             15,615
5/31/93           $             12,751   $             17,487   $              9,509   $             15,541
6/30/93           $             13,104   $             17,539   $              9,758   $             15,837
7/31/93           $             13,460   $             17,468   $              9,955   $             16,187
8/31/93           $             13,724   $             18,131   $             10,162   $             16,646
9/30/93           $             14,594   $             17,992   $             10,623   $             17,369
10/31/93          $             14,274   $             18,364   $             10,325   $             17,270
11/30/93          $             13,101   $             18,189   $              9,874   $             16,374
12/31/93          $             13,538   $             18,409   $              9,862   $             16,878
1/31/94           $             13,697   $             19,035   $             10,158   $             17,070
2/28/94           $             14,536   $             18,518   $             10,574   $             17,668
3/31/94           $             14,031   $             17,711   $             10,085   $             17,083
4/30/94           $             14,192   $             17,938   $             10,197   $             17,209
5/31/94           $             14,529   $             18,232   $             10,410   $             17,273
6/30/94           $             13,983   $             17,785   $             10,204   $             16,872
7/31/94           $             13,820   $             18,369   $             10,228   $             16,808
8/31/94           $             13,894   $             19,122   $             10,220   $             16,968
9/30/94           $             13,855   $             18,655   $             10,050   $             16,676
10/31/94          $             13,164   $             19,074   $              9,682   $             16,094
11/30/94          $             12,624   $             18,379   $              9,304   $             15,503
12/31/94          $             13,945   $             18,652   $             10,025   $             16,798
1/31/95           $             13,189   $             19,135   $              9,701   $             16,249
2/28/95           $             13,256   $             19,881   $             10,004   $             16,444
3/31/95           $             13,312   $             20,468   $             10,063   $             16,486
4/30/95           $             13,107   $             21,071   $              9,990   $             16,333
5/31/95           $             13,654   $             21,913   $             10,321   $             17,017
6/30/95           $             13,830   $             22,422   $             10,500   $             17,356
7/31/95           $             14,143   $             23,165   $             10,670   $             17,712
8/31/95           $             14,317   $             23,224   $             10,799   $             17,940
9/30/95           $             14,759   $             24,204   $             10,998   $             18,351
10/31/95          $             14,266   $             24,117   $             10,658   $             17,857
11/30/95          $             14,459   $             25,176   $             10,768   $             17,993
12/31/95          $             15,461   $             25,661   $             11,393   $             19,213
1/31/96           $             15,479   $             26,534   $             11,549   $             19,469
2/29/96           $             15,747   $             26,780   $             11,779   $             19,675
3/31/96           $             15,933   $             27,038   $             11,874   $             19,701
4/30/96           $             15,951   $             27,437   $             11,927   $             19,685
5/31/96           $             16,350   $             28,144   $             12,194   $             20,171
6/30/96           $             16,707   $             28,251   $             12,437   $             20,508
7/31/96           $             16,634   $             27,003   $             12,327   $             20,442
8/31/96           $             17,405   $             27,573   $             12,852   $             21,348
9/30/96           $             17,878   $             29,125   $             13,173   $             21,916
10/31/96          $             18,324   $             29,928   $             13,529   $             22,404
11/30/96          $             19,272   $             32,190   $             14,091   $             23,408
12/31/96          $             21,345   $             31,553   $             15,595   $             25,775
1/31/97           $             21,540   $             33,524   $             15,817   $             26,120
2/28/97           $             21,638   $             33,787   $             15,826   $             26,157
3/31/97           $             21,879   $             32,398   $             15,880   $             26,243
4/30/97           $             20,975   $             34,332   $             15,366   $             25,298
5/31/97           $             21,564   $             36,423   $             15,823   $             26,085
6/30/97           $             22,716   $             38,055   $             16,607   $             27,522
7/31/97           $             23,570   $             41,082   $             17,153   $             28,645
8/31/97           $             23,471   $             38,781   $             17,027   $             28,499
9/30/97           $             25,309   $             40,905   $             18,705   $             31,198
10/31/97          $             24,788   $             39,539   $             17,910   $             30,246
11/30/97          $             25,008   $             41,369   $             18,269   $             30,612
12/31/97          $             25,854   $             42,079   $             18,677   $             31,445
1/31/98           $             25,534   $             42,545   $             18,415   $             31,115
2/28/98           $             25,361   $             45,613   $             18,179   $             30,838
3/31/98           $             26,131   $             47,949   $             18,537   $             31,578
4/30/98           $             25,236   $             48,432   $             17,952   $             30,650
5/31/98           $             24,589   $             47,599   $             17,780   $             30,276
6/30/98           $             24,291   $             49,533   $             17,686   $             29,985
7/31/98           $             23,162   $             49,005   $             16,456   $             28,120
8/31/98           $             21,079   $             41,920   $             14,745   $             25,198
9/30/98           $             22,108   $             44,606   $             15,571   $             26,516
10/31/98          $             21,259   $             48,234   $             15,357   $             26,052
11/30/98          $             21,794   $             51,157   $             15,645   $             26,563
12/31/98          $             21,946   $             54,105   $             15,421   $             26,396
1/31/99           $             21,361   $             56,368   $             15,088   $             25,823
2/28/99           $             20,826   $             54,616   $             14,968   $             25,477
3/31/99           $             20,750   $             56,801   $             14,887   $             25,186
4/30/99           $             22,647   $             59,001   $             16,474   $             27,841
5/31/99           $             23,577   $             57,607   $             16,753   $             28,467
6/30/99           $             23,293   $             60,804   $             16,470   $             28,137
7/31/99           $             22,392   $             58,906   $             15,839   $             27,082
8/31/99           $             22,313   $             58,614   $             15,602   $             26,641
9/30/99           $             21,978   $             57,008   $             14,898   $             25,602
10/31/99          $             21,287   $             60,615   $             14,621   $             25,026
11/30/99          $             20,729   $             61,847   $             14,391   $             24,743
12/31/99          $             21,692   $             65,490   $             14,932   $             25,765
1/31/00           $             21,530   $             62,199   $             14,994   $             25,638
2/29/00           $             21,018   $             61,022   $             14,707   $             25,205
3/31/00           $             21,910   $             66,992   $             15,351   $             26,319
4/30/00           $             23,221   $             64,976   $             16,445   $             27,764
5/31/00           $             23,331   $             63,643   $             16,642   $             28,125
6/30/00           $             24,254   $             65,212   $             17,202   $             29,225
7/31/00           $             25,888   $             64,193   $             18,747   $             31,493
8/31/00           $             25,085   $             68,180   $             18,072   $             30,586
9/30/00           $             26,005   $             64,580   $             18,659   $             31,690
10/31/00          $             24,800   $             64,307   $             17,848   $             30,273
11/30/00          $             25,444   $             59,237   $             18,249   $             30,724
12/31/00          $             27,094   $             59,527   $             19,518   $             32,724
1/31/01           $             26,980   $             61,639   $             19,712   $             32,878
2/28/01           $             26,414   $             56,019   $             19,302   $             32,385
3/31/01           $             26,299   $             52,470   $             19,316   $             32,268
4/30/01           $             26,701   $             56,548   $             19,778   $             32,985
5/31/01           $             27,303   $             56,926   $             20,331   $             33,661
6/30/01           $             28,907   $             55,541   $             21,422   $             35,458
7/31/01           $             28,502   $             54,994   $             20,994   $             34,898
8/31/01           $             29,545   $             51,551   $             21,728   $             35,956
9/30/01           $             27,933   $             47,389   $             20,439   $             34,420
10/31/01          $             27,198   $             48,292   $             19,675   $             33,357
11/30/01          $             28,933   $             51,997   $             20,950   $             35,068
12/31/01          $             29,913   $             52,452   $             21,556   $             36,032
1/31/02           $             30,118   $             51,687   $             21,650   $             36,097
2/28/02           $             30,936   $             50,690   $             22,146   $             36,783
3/31/02           $             32,939   $             52,596   $             23,509   $             38,894
4/30/02           $             33,042   $             49,407   $             23,653   $             39,419
5/31/02           $             33,180   $             49,043   $             23,892   $             39,967
6/30/02           $             33,712   $             45,550   $             24,382   $             40,823
7/31/02           $             31,596   $             41,999   $             22,872   $             38,639
8/31/02           $             31,388   $             42,275   $             22,882   $             38,681
9/30/02           $             30,002   $             37,681   $             21,871   $             37,207
10/31/02          $             28,481   $             40,997   $             20,783   $             35,667
11/30/02          $             29,967   $             43,410   $             21,811   $             37,133
12/31/02          $             30,690   $             40,859   $             22,130   $             37,593
1/31/03           $             29,965   $             39,789   $             21,483   $             36,691
2/28/03           $             30,423   $             39,192   $             21,800   $             37,264
3/31/03           $             31,052   $             39,573   $             22,354   $             38,061
4/30/03           $             32,516   $             42,832   $             23,294   $             39,660
5/31/03           $             34,288   $             45,089   $             24,630   $             41,908
6/30/03           $             35,048   $             45,666   $             25,111   $             42,880
7/31/03           $             37,030   $             46,471   $             26,567   $             44,934
8/31/03           $             37,341   $             47,376   $             26,852   $             45,325
9/30/03           $             38,552   $             46,873   $             27,757   $             46,817
10/31/03          $             39,140   $             49,524   $             28,180   $             47,730
11/30/03          $             40,746   $             49,960   $             29,401   $             49,801
12/31/03          $             41,814   $             52,580   $             30,336   $             51,464
1/31/04           $             43,745   $             53,545   $             31,466   $             53,420
2/29/04           $             44,510   $             54,289   $             32,112   $             54,611
3/31/04           $             47,225   $             53,470   $             34,012   $             57,598
4/30/04           $             40,542   $             52,631   $             29,291   $             49,684
5/31/04           $             43,337   $             53,353   $             31,510   $             52,829
6/30/04           $             44,546   $             54,390   $             32,446   $             54,388
7/31/04           $             45,076   $             52,589   $             32,640   $             54,741
8/31/04           $             48,459   $             52,801   $             35,183   $             58,579
9/30/04           $             48,603   $             53,373   $             35,116   $             58,690
10/31/04          $             51,228   $             54,189   $             37,011   $             61,619
11/30/04          $             53,689   $             56,381   $             38,758   $             64,515
12/31/04          $             56,431   $             58,300   $             40,896   $             68,018
1/31/05           $             51,784   $             56,879   $             37,541   $             62,869
2/28/05           $             53,244   $             58,076   $             38,685   $             64,504
3/31/05           $             52,401   $             57,047   $             38,267   $             63,446
4/30/05           $             54,716   $             55,966   $             40,137   $             66,390
5/31/05           $             56,675   $             57,746   $             41,459   $             68,501
6/30/05           $             59,497   $             57,828   $             43,674   $             71,707
7/31/05           $             63,303   $             59,978   $             46,948   $             76,461
8/31/05           $             60,840   $             59,431   $             45,150   $             73,754
9/30/05           $             61,079   $             59,912   $             45,313   $             74,020

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's PBHG Class shares on the inception date of March 13, 1989 (inception date of the Fund's predecessor) to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Real Estate Funds Average at March 31, 1989.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2005

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Warehouse/Industrial                            (3%)
Apartments                                     (17%)
Cash                                            (3%)
Diversified                                     (6%)
Health Care                                     (2%)
Hotels                                         (10%)
Manufactured Homes                              (1%)
Mixed                                           (5%)
Net Lease                                       (2%)
Office Property                                (17%)
Regional Malls                                 (16%)
Shopping Centers                               (12%)
Storage                                         (6%)

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2005

Simon Property Group                                  9.7%
Vornado Realty Trust                                  5.2%
Equity Residential                                    4.8%
Starwood Hotels & Resorts Worldwide                   4.8%
Boston Properties                                     4.7%
Public Storage                                        4.6%
General Growth Properties                             3.9%
Brookfield Properties                                 3.8%
Archstone-Smith Trust                                 3.6%
AvalonBay Communities                                 3.6%
----------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of Total Portfolio Investments in Common Stock       48.7%

THE PBHG FUNDS

HEITMAN REIT FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.2%
FINANCIAL -- 97.2%
REITS -- 97.2%
APARTMENTS -- 17.0%
Archstone-Smith Trust                                176,400   $      7,033
AvalonBay Communities                                 80,900          6,933
Camden Property Trust                                102,800          5,731
Equity Residential                                   246,700          9,338
GMH Communities Trust                                197,100          2,891
Home Properties of New York                           49,700          1,951
                                                               ------------
                                                                     33,877
--------------------------------------------------------------------------------
DIVERSIFIED -- 6.0%
Vornado Realty Trust                                 115,800         10,031
Washington Real Estate Investment Trust               61,700          1,919
                                                               ------------
                                                                     11,950
--------------------------------------------------------------------------------
HEALTH CARE -- 2.0%
Ventas                                               124,800          4,019
                                                               ------------
                                                                      4,019
--------------------------------------------------------------------------------
HOTELS -- 10.3%
Highland Hospitality                                 188,900          1,938
Hilton Hotels                                        193,700          4,323
LaSalle Hotel Properties                             111,900          3,855
Orient Express Hotels, Cl A                           35,000            995
Starwood Hotels &
   Resorts Worldwide(A)                              162,300          9,279
                                                               ------------
                                                                     20,390
--------------------------------------------------------------------------------
MANUFACTURED HOMES -- 1.1%
Equity Lifestyle Properties                           49,200          2,214
                                                               ------------
                                                                      2,214
--------------------------------------------------------------------------------
NET LEASE -- 2.1%
Realty Income                                         55,000          1,315
Spirit Finance                                       256,900          2,890
                                                               ------------
                                                                      4,205
--------------------------------------------------------------------------------
OFFICE PROPERTY -- 16.9%
Alexandria Real Estate Equities                       47,100          3,895
BioMed Realty Trust                                  147,600          3,660
Boston Properties                                    128,900          9,139
Brookfield Properties(A)                             249,450          7,351
Glenborough Realty Trust                              99,100          1,903
Kilroy Realty                                         24,000          1,345
Mack-Cali Realty                                      88,800          3,991
Parkway Properties                                     3,800            178
Trizec Properties                                     88,600          2,043
                                                               ------------
                                                                     33,505
--------------------------------------------------------------------------------
MIXED -- 4.7%
Digital Realty Trust                                 200,100          3,602
Liberty Property Trust                               134,800          5,734
                                                               ------------
                                                                      9,336
--------------------------------------------------------------------------------
REGIONAL MALLS -- 16.4%
CBL & Associates Properties                           91,400   $      3,747
General Growth Properties                            166,800          7,494
Simon Property Group                                 251,800         18,663
Tanger Factory Outlet Centrs                          95,900          2,667
                                                               ------------
                                                                     32,571
--------------------------------------------------------------------------------
SHOPPING CENTERS -- 12.2%
Equity One                                           102,400          2,381
Kimco Realty                                         186,600          5,863
Pan Pacific Retail Properties                        103,650          6,830
Regency Centers                                       97,000          5,573
Weingarten Realty Investors                           96,600          3,656
                                                               ------------
                                                                     24,303
--------------------------------------------------------------------------------
STORAGE -- 5.5%
Public Storage                                       133,800          8,965
Sovran Self Storage                                   41,700          2,041
                                                               ------------
                                                                     11,006
--------------------------------------------------------------------------------
WAREHOUSE/INDUSTRIAL -- 3.0%
AMB Property                                          66,000          2,963
EastGroup Properties                                  69,000          3,019
                                                               ------------
                                                                      5,982
                                                               ------------
                                                                    193,358
                                                               ------------
TOTAL FINANCIAL (COST $152,929)                                     193,358
                                                               ------------
TOTAL COMMON STOCK (COST $152,929)                                  193,358
                                                               ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.0%
Deutsche Bank
   3.660%, dated 09/30/05, to be
   repurchased on 10/03/05, repurchase
   price $5,842,470 (collateralized by a
   U.S. Government obligation, par value
   $5,971,000, 0.000%, 10/21/05, total market
   value $5,958,461)(B)                         $      5,841          5,841
                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $5,841)                              5,841
                                                               ------------
TOTAL INVESTMENTS -- 100.2% (COST $158,770)                         199,199
                                                               ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.2)%
Payable for Administration Fees                                         (20)
Payable for Distribution Fees                                            (4)
Payable for Investment Advisory Fees                                   (138)
Other Assets and Liabilities, Net                                      (245)
                                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES                                     (407)
                                                               ------------
NET ASSETS                                                     $    198,792
                                                               ============
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                               HEITMAN REIT FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

Description                                                     Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                             $    144,200
Undistributed net investment income                                   1,180
Accumulated net realized gain on investments                         12,983
Unrealized appreciation on investments                               40,429
                                                               ------------
NET ASSETS -- 100.0%                                           $    198,792
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($183,034,206/13,694,369 SHARES)                            $      13.37
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($14,991,962/1,126,791 SHARES)                              $      13.31
                                                               ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($189,570/14,185 SHARES)                                    $      13.36
                                                               ============
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($13.36/94.25%)                                             $      14.18
                                                               ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($576,161/43,193 SHARES)                                    $      13.34
                                                               ============

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A)   -- Securities classified as C - Corporations
(B)   -- Tri-party repurchase agreement
Cl    -- Class
REITs -- Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

PBHG TECHNOLOGY & COMMUNICATIONS FUND

MANAGEMENT DISCUSSION AND ANALYSIS

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The PBHG Technology & Communications Fund's PBHG Class return of 12.60% at net asset value outperformed the 10.90% return of the Lipper Science & Technology Funds Average for the six-month period ended September 30, 2005. However, the Fund slightly underperformed the 13.16% gain of its benchmark, the PSE Technology Index(R). Performance for all share classes can be found on the following page.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. After underperforming the broader market for the first half of 2005, technology stocks rebounded during the latter portion of the six-month period ended September 30, 2005. Economic uncertainty, rising oil prices, and mismatches between demand and inventory levels have plagued the sector for some time. And while these concerns did not completely dissipate, expectations and demand generally improved during the period. Stocks experienced an unusually upbeat July and a short, end-of-month rally in September. However, these strong returns were somewhat deceptive, disguising a six-month period that was not without its share of turbulence. August, for example, was problematic for technology, as volatility continued and the economically sensitive sector demonstrated its susceptibility to fluctuations in oil prices. Technology performance was closely linked to the sharp price volatility in oil caused by hurricanes Katrina and Rita. Fortunately, the fundamentals for the sector remained generally healthy. The underlying strength and steady growth of the economy helped many larger and well established technology companies to continue to meet business expectations.

Q.  WHICH MARKET FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE?

A. The long awaited technology capital spending renaissance remains a hot topic for journalists and analysts, but has yet to be seen in major customer initiatives. While the short-term picture has been mixed, the emergence of robust corporate finance activity, particularly acquisitions activity in consolidating sub-sectors, led to attractive valuations.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Among the top performing portfolio holdings for the six-month period ended September 30, 2005 were SanDisk, Apple and Autodesk. The soaring popularity of digital music and the voracious demand for the latest high-tech consumer gadgets, from portable music players to the next generation cellular phones, helped to fuel share prices for SanDisk and Apple. Apple has been riding a wave of product innovation, which continued with the debut of the sleek iPod nano in September. This version of the iPod relies on flash memory, rather than a hard drive, to store music and photos. SanDisk is the industry leader in flash storage cards, which are used in cameras, phones, and digital music players. Although not the supplier for Apple's iPod nano, SanDisk did benefit from the new music player's launch. The iPod nano provided a boost to the flash industry by helping to establish flash as a legitimate alternative to hard drives. In addition to its solid fundamentals, SanDisk also demonstrated its ability to maneuver quickly and strategically during the quarter. The company, which previously sold empty flash cards, announced plans to produce a new product, which will come already loaded with movies or music that consumers can swap among their mobile devices.

    On an individual security basis, two Fund holdings, Avid Technology, Inc. (no longer a Fund holding) and pure-play storage company, Network Appliance Corp., detracted most from performance during the period. Avid Technology develops, markets, sells and supports a wide range of software and systems for creating and manipulating digital media content. They were hurt by their June earnings report as they faced investor skepticism that they will be able to seamlessly carryout their acquisition of Pinnacle. Analysts generally reduced their estimates for Network Appliance as they announced that earnings for the first quarter of fiscal year 2006 would be below expectations during the period. They blamed the disappointing results on the transition to their new FAS3000 line of mid-range storage areas network
    (SAN) products. In the past they have introduced high-end products first, followed by mid-range and then low-end products. The introduction of the FAS3000 appears to have cannibalized the company's older high-end SAN products.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE TECHNOLOGY SECTOR?

A. The general outlook for the technology sector in the fourth quarter of 2005 and into early 2006 remains strong. Predicted strong sales of consumer electronics over the holiday season, improved capital spending and generally constructive third-quarter earnings reports have been factored into this forecast.

----------
Effective November 1, 2005 the PBHG Technology & Communications Fund is renamed the Old Mutual Technology & Communications Fund and the PBHG Share Class was redesignated as Class Z shares.

                             PERFORMANCE HIGHLIGHTS

o For the six-month period ended September 30, 2005, the PBHG Technology & Communications Fund's PBHG Class returned 12.60% at net asset value outperforming the Lipper Science & Technology Funds Average return of 10.90%, but slightly underperforming the 13.16% gain of its benchmark, the PSE Technology(R) Index.

                                                                      PBHG FUNDS

                               PBHG TECHNOLOGY & COMMUNICATIONS FUND (Unaudited)

              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2005

                                                            One          Annualized    Annualized      Annualized     Annualized
                                              6             Year           3 Year        5 Year          10 Year       Inception
                                            Months^        Return          Return        Return          Return        to Date
--------------------------------------------------------------------------------------------------------------------------------
PBHG Class*                                 12.60%         18.16%          20.40%       (30.10)%         4.39%          4.39%
--------------------------------------------------------------------------------------------------------------------------------
Advisor Class+                              12.54%         17.92%          20.07%          n/a            n/a         (20.47)%
--------------------------------------------------------------------------------------------------------------------------------
Class A with load++                          6.01%         11.16%            n/a           n/a            n/a           6.46%
--------------------------------------------------------------------------------------------------------------------------------
Class A without load++                      12.45%         17.91%            n/a           n/a            n/a           9.65%
--------------------------------------------------------------------------------------------------------------------------------
Class C with load++                         11.11%         16.02%            n/a           n/a            n/a           8.85%
--------------------------------------------------------------------------------------------------------------------------------
Class C without load++                      12.11%         17.02%            n/a           n/a            n/a           8.85%
--------------------------------------------------------------------------------------------------------------------------------
PSE Technology Index(R)*                    13.16%         20.80%          28.95%        (4.37)%        15.26%         15.25%
--------------------------------------------------------------------------------------------------------------------------------
Lipper Science & Technology Funds Average*  10.90%         17.40%          24.73%       (17.17)%         5.29%          5.29%
--------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 3.
*  Inception date 9/30/95
+  Inception date 12/29/00
++ Inception date 9/30/03
^  Not annualized

                          VALUE OF A $10,000 INVESTMENT

                    [LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                   PBHG Technology &                         Lipper Science &
                    Communications       PSE Technology      Technology Funds
                  Fund -- PBHG Class        Index(R)             Average
                  ------------------   ------------------   ------------------
9/30/95           $           10,000   $           10,000   $           10,000
10/31/95          $           10,800   $           10,057   $            9,864
11/30/95          $           11,720   $           10,210   $            9,961
12/31/95          $           11,602   $            9,919   $            9,485
1/31/96           $           11,462   $           10,154   $            9,419
2/29/96           $           12,562   $           10,451   $            9,925
3/31/96           $           12,482   $            9,899   $            9,606
4/30/96           $           14,132   $           10,901   $           10,693
5/31/96           $           15,303   $           11,005   $           11,075
6/30/96           $           14,973   $           10,244   $           10,314
7/31/96           $           13,712   $            9,456   $            9,397
8/31/96           $           14,963   $           10,038   $            9,940
9/30/96           $           16,643   $           10,945   $           10,975
10/31/96          $           16,793   $           10,780   $           10,825
11/30/96          $           17,663   $           12,243   $           11,824
12/31/96          $           17,916   $           11,954   $           11,532
1/31/97           $           18,539   $           13,217   $           12,295
2/28/97           $           16,580   $           12,659   $           11,254
3/31/97           $           14,927   $           11,955   $           10,411
4/30/97           $           15,437   $           12,365   $           10,749
5/31/97           $           18,100   $           13,861   $           12,210
6/30/97           $           18,641   $           13,958   $           12,327
7/31/97           $           20,865   $           16,113   $           13,957
8/31/97           $           20,773   $           16,092   $           14,014
9/30/97           $           22,416   $           16,638   $           14,670
10/31/97          $           19,732   $           14,929   $           13,382
11/30/97          $           19,151   $           14,971   $           13,271
12/31/97          $           18,511   $           14,392   $           12,963
1/31/98           $           17,697   $           14,981   $           13,291
2/28/98           $           19,850   $           16,819   $           14,820
3/31/98           $           20,643   $           17,151   $           15,201
4/30/98           $           21,061   $           17,820   $           15,811
5/31/98           $           19,047   $           16,410   $           14,657
6/30/98           $           20,332   $           17,164   $           15,781
7/31/98           $           19,186   $           17,121   $           15,500
8/31/98           $           16,004   $           13,912   $           12,431
9/30/98           $           17,997   $           15,881   $           14,045
10/31/98          $           18,072   $           17,683   $           15,141
11/30/98          $           20,322   $           19,647   $           17,075
12/31/98          $           23,324   $           22,319   $           19,809
1/31/99           $           28,435   $           25,591   $           22,756
2/28/99           $           25,325   $           22,967   $           20,699
3/31/99           $           30,000   $           24,724   $           23,019
4/30/99           $           31,653   $           25,599   $           23,678
5/31/99           $           30,120   $           26,347   $           23,439
6/30/99           $           34,622   $           29,839   $           26,265
7/31/99           $           34,067   $           29,662   $           26,013
8/31/99           $           36,916   $           31,189   $           27,306
9/30/99           $           37,916   $           31,233   $           28,060
10/31/99          $           45,517   $           33,074   $           31,012
11/30/99          $           54,107   $           37,846   $           36,042
12/31/99          $           80,210   $           48,396   $           44,731
1/31/00           $           82,496   $           47,350   $           43,881
2/29/00           $          117,027   $           58,153   $           55,203
3/31/00           $          100,197   $           57,869   $           53,519
4/30/00           $           81,848   $           54,187   $           47,257
5/31/00           $           68,637   $           49,542   $           41,601
6/30/00           $           93,468   $           54,868   $           48,103
7/31/00           $           85,195   $           51,182   $           45,524
8/31/00           $           99,596   $           58,310   $           52,421
9/30/00           $           92,089   $           51,759   $           46,613
10/31/00          $           74,246   $           48,413   $           41,681
11/30/00          $           45,137   $           40,471   $           31,224
12/31/00          $           45,165   $           40,596   $           30,490
1/31/01           $           48,379   $           45,754   $           33,816
2/28/01           $           34,067   $           37,410   $           24,659
3/31/01           $           25,853   $           33,024   $           20,748
4/30/01           $           31,719   $           38,400   $           24,808
5/31/01           $           30,000   $           37,019   $           23,759
6/30/01           $           28,399   $           36,213   $           23,495
7/31/01           $           26,102   $           34,328   $           21,489
8/31/01           $           21,509   $           31,568   $           18,757
9/30/01           $           15,787   $           25,819   $           14,685
10/31/01          $           18,517   $           29,899   $           16,942
11/30/01          $           21,942   $           33,944   $           19,585
12/31/01          $           21,509   $           34,336   $           19,813
1/31/02           $           21,378   $           34,165   $           19,486
2/28/02           $           17,664   $           31,375   $           16,867
3/31/02           $           19,409   $           34,237   $           18,422
4/30/02           $           16,535   $           30,258   $           16,176
5/31/02           $           15,039   $           29,046   $           15,261
6/30/02           $           12,257   $           25,676   $           13,252
7/31/02           $           11,181   $           22,686   $           11,750
8/31/02           $           10,538   $           22,400   $           11,436
9/30/02           $            8,806   $           19,306   $            9,739
10/31/02          $            9,987   $           22,525   $           11,416
11/30/02          $           11,562   $           25,729   $           13,355
12/31/02          $            9,790   $           22,958   $           11,547
1/31/03           $            9,606   $           22,748   $           11,488
2/28/03           $            9,751   $           22,890   $           11,550
3/31/03           $            9,593   $           22,880   $           11,498
4/30/03           $           10,367   $           24,930   $           12,703
5/31/03           $           11,575   $           28,013   $           14,332
6/30/03           $           11,535   $           28,211   $           14,446
7/31/03           $           12,073   $           29,780   $           15,326
8/31/03           $           13,241   $           31,689   $           16,493
9/30/03           $           12,716   $           30,951   $           16,031
10/31/03          $           14,003   $           33,395   $           17,730
11/30/03          $           14,121   $           34,045   $           18,047
12/31/03          $           14,186   $           35,037   $           18,091
1/31/04           $           14,869   $           36,888   $           19,066
2/29/04           $           14,580   $           36,552   $           18,747
3/31/04           $           14,134   $           35,916   $           18,326
4/30/04           $           13,163   $           34,493   $           17,002
5/31/04           $           14,042   $           35,945   $           17,946
6/30/04           $           14,383   $           37,011   $           18,285
7/31/04           $           12,821   $           33,948   $           16,228
8/31/04           $           12,297   $           32,801   $           15,514
9/30/04           $           13,005   $           34,269   $           16,271
10/31/04          $           13,740   $           35,891   $           17,249
11/30/04          $           14,370   $           37,867   $           18,269
12/31/04          $           14,921   $           39,273   $           18,917
1/31/05           $           13,766   $           37,356   $           17,669
2/28/05           $           13,976   $           37,474   $           17,734
3/31/05           $           13,648   $           36,582   $           17,232
4/30/05           $           12,992   $           35,393   $           16,463
5/31/05           $           14,383   $           38,025   $           17,972
6/30/05           $           13,963   $           37,662   $           17,770
7/31/05           $           14,672   $           40,724   $           18,874
8/31/05           $           14,921   $           40,878   $           18,730
9/30/05           $           15,367   $           41,395   $           19,116

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's PBHG Class shares on the inception date of September 30, 1995 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Science & Technology Funds Average at September 30, 1995.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2005

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Cash                          (1%)
Consumer Cyclical             (2%)
Health Care                   (8%)
Services                      (3%)
Technology                   (86%)

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2005

Apple Computer                                        4.0%
Google, Cl A                                          3.8%
Autodesk                                              3.5%
SanDisk                                               2.8%
Genentech                                             2.8%
Microsemi                                             2.3%
Yahoo!                                                2.3%
Nvidia                                                2.3%
Infosys Technologies ADR                              2.2%
Fiserv                                                2.1%
----------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
 of Total Portfolio Investments in Common Stock      28.1%

PBHG FUNDS

PBHG TECHNOLOGY & COMMUNICATIONS FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.2%
CONSUMER CYCLICAL -- 2.1%
ENTERTAINMENT SOFTWARE -- 1.3%
Electronic Arts*                                      52,100   $      2,964
                                                               ------------
                                                                      2,964
--------------------------------------------------------------------------------
RADIO -- 0.8%
XM Satellite Radio Holdings, Cl A*                    52,100          1,871
                                                               ------------
                                                                      1,871
                                                               ------------
TOTAL CONSUMER CYCLICAL (COST $4,441)                                 4,835
                                                               ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 7.8%
DIAGNOSTIC EQUIPMENT -- 1.1%
Gen-Probe*                                            48,400          2,393
                                                               ------------
                                                                      2,393
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 6.7%
Affymetrix*                                           59,500          2,751
Amgen*                                                48,100          3,832
Celgene*                                              45,600          2,477
Genentech*                                            73,400          6,181
                                                               ------------
                                                                     15,241
                                                               ------------
TOTAL HEALTH CARE (COST $12,518)                                     17,634
                                                               ------------
--------------------------------------------------------------------------------
SERVICES -- 2.7%
COMPUTER SERVICES -- 1.1%
DST Systems*                                          45,600          2,500
                                                               ------------
                                                                      2,500
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 0.7%
eBay*                                                 39,700          1,636
                                                               ------------
                                                                      1,636
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 0.9%
Sprint Nextel                                         82,906          1,972
                                                               ------------
                                                                      1,972
                                                               ------------
TOTAL SERVICES (COST $4,293)                                          6,108
                                                               ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 86.6%
APPLICATIONS SOFTWARE -- 5.6%
Infosys Technologies ADR*                             65,100          4,836
Microsoft                                            152,200          3,916
Satyam Computer Services ADR                         132,200          3,995
                                                               ------------
                                                                     12,747
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 0.8%
webMethods*                                          265,400          1,876
                                                               ------------
                                                                      1,876
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 2.4%
Nextel Partners, Cl A*                               112,500          2,824
NII Holdings, Cl A*                                   29,900          2,525
                                                               ------------
                                                                      5,349
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 3.9%
Autodesk                                             170,400          7,913
Parametric Technology*                               126,100            879
                                                               ------------
                                                                      8,792
--------------------------------------------------------------------------------
COMPUTERS -- 7.0%
Apple Computer*                                      169,100          9,065
Dell*                                                 45,600          1,560
International Business Machines                       39,700          3,185
Palm*                                                 76,100          2,156
                                                               ------------
                                                                     15,966
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.2%
NCR*                                                  87,800          2,802
                                                               ------------
                                                                      2,802
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 5.3%
EMC*                                                 231,900          3,001
Network Appliance*                                   112,500          2,671
SanDisk*                                             130,100          6,277
                                                               ------------
                                                                     11,949
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 5.1%
Automatic Data Processing                             65,100          2,802
Fiserv*                                              102,500          4,701
Global Payments                                       51,400          3,995
                                                               ------------
                                                                     11,498
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 1.5%
Cognos*                                               86,400          3,363
                                                               ------------
                                                                      3,363
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.0%
Jabil Circuit*                                        70,100          2,167
                                                               ------------
                                                                      2,167
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 11.4%
Advanced Micro Devices*                               99,500          2,507
Broadcom, Cl A*                                       97,400          4,569
Intel                                                129,900          3,202
Intersil                                             178,700          3,892
Microsemi*                                           206,600          5,277
Nvidia*                                              148,700          5,098
QLogic*                                               39,800          1,361
                                                               ------------
                                                                     25,906
--------------------------------------------------------------------------------
ELECTRONIC FORMS -- 1.5%
Adobe Systems                                        114,000          3,403
                                                               ------------
                                                                      3,403
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.3%
Oracle*                                              281,900          3,493
SAP ADR*                                              39,100          1,694
                                                               ------------
                                                                      5,187
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 1.1%
Avocent*                                              77,800          2,462
                                                               ------------
                                                                      2,462
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                           PBHG TECHNOLOGY & COMMUNICATIONS FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                                  Market
Description                                        Shares       Value (000)
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.5%
F5 Networks*                                          28,475   $      1,238
                                                               ------------
                                                                      1,238
--------------------------------------------------------------------------------
INTERNET SECURITY -- 2.5%
Check Point Software Technologies*                    66,200          1,610
Symantec*                                            182,328          4,131
                                                               ------------
                                                                      5,741
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 3.8%
Cisco Systems*                                       188,500          3,380
Juniper Networks*                                    146,200          3,478
Netgear*                                              67,900          1,634
                                                               ------------
                                                                      8,492
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED
 CIRCUITS -- 7.8%
Analog Devices                                       107,600          3,996
Cypress Semiconductor*                               191,900          2,888
Emulex*                                              139,000          2,809
Marvell Technology Group*                             96,200          4,436
Maxim Integrated Products                             81,300          3,468
                                                               ------------
                                                                     17,597
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 5.1%
Applied Materials*                                   192,300          3,261
Kla-Tencor*                                           53,800          2,623
Lam Research*                                         84,900          2,587
Varian Semiconductor Equipment Associates*            71,600          3,034
                                                               ------------
                                                                     11,505
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.7%
Adtran                                                66,300          2,088
Harris                                               104,300          4,360
Scientific-Atlanta                                    53,000          1,988
                                                               ------------
                                                                      8,436
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER
 OPTICS -- 1.7%
Corning*                                             199,900          3,864
                                                               ------------
                                                                      3,864
--------------------------------------------------------------------------------
WEB HOSTING/DESIGN -- 1.1%
Macromedia*                                           58,700          2,387
                                                               ------------
                                                                      2,387
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 6.1%
Google, Cl A*                                         27,000          8,545
Yahoo!*                                              155,300          5,255
                                                               ------------
                                                                     13,800
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 4.2%
Motorola                                             139,000          3,071
Nokia Oyj ADR*                                       112,800          1,907
Qualcomm*                                            102,500          4,587
                                                               ------------
                                                                      9,565
                                                               ------------
TOTAL TECHNOLOGY (COST $127,722)                                    196,092
                                                               ------------
TOTAL COMMON STOCK (COST $148,974)                                  224,669
                                                               ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.2%
Morgan Stanley
   3.700%, dated 09/30/05, to be
   repurchased on 10/03/05, repurchase
   price $2,738,784 (collateralized by a
   U.S. Government obligation, par value
   $5,030,000, 0.000%, 02/08/18, total market
   value $2,797,284)(A)                         $      2,738   $      2,738
                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $2,738)                              2,738
                                                               ------------
TOTAL INVESTMENTS -- 100.4% (COST $151,712)                         227,407
                                                               ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.4)%
Payable for Administration Fees                                         (23)
Payable for Investment Advisory Fees                                   (157)
Other Assets and Liabilities, Net                                      (678)
                                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES                                     (858)
                                                               ------------
NET ASSETS                                                     $    226,549
                                                               ============
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                             $  2,615,373
Accumulated net investment loss                                      (1,546)
Accumulated net realized loss on investments                     (2,462,973)
Unrealized appreciation on investments                               75,695
                                                               ------------
NET ASSETS -- 100.0%                                           $    226,549
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($226,248,426/19,319,658 SHARES)                            $      11.71
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($181,089/15,641 SHARES)                                    $      11.58
                                                               ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($60,137/5,162 SHARES)                                      $      11.65
                                                               ============
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($11.65/94.25%)                                             $      12.36
                                                               ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($59,219/5,160 SHARES)                                      $      11.48
                                                               ============

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
*   Non-income producing security.
(A) Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl  -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

DWIGHT INTERMEDIATE FIXED INCOME FUND

MANAGEMENT DISCUSSION AND ANALYSIS

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The Fund's PBHG Class posted a positive return of 1.87% at net asset value during the six-month period ended September 30, 2005 while its benchmark Lehman Intermediate U.S. Aggregate Bond Index returned 2.02%. The Lipper Intermediate Investment Grade Debt Funds Average returned 2.00%. Performance for all share classes can be found on the following page.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. The Federal Reserve (Fed) continued to pursue its mission of making monetary policy less accommodative by increasing interest rates four times over the past six months. The Fed increased the Fed Funds rate to 3.75%, and has now increased interest rates at their past eleven consecutive meetings. Despite this increase in interest rates, U.S. Treasury yields actually fell during the second quarter of 2005 as key measures of inflation indicated that the rate of increase in consumer and producer prices declined in the second quarter. The economy seemed to pick up steam during the summer, however, and oil prices spiked to over $70 per barrel in early September. The increase in energy prices again heightened investor concern about building inflationary pressures and caused U.S. Treasury yields to rise sharply during the third quarter. The two-year Treasury yield, which is typically impacted most by Federal Reserve interest rate increases, rose by 0.53% during the third quarter to 4.17%.

    In the months prior to hurricane Katrina economic growth had continued to be relatively strong. Consumer spending - buoyed by steady job growth and increases in wages - continued to fuel the economy. The housing market remains hot, posting record sales figures during the past quarter. Significant incentives offered by auto manufacturers boosted car sales to near record levels this summer. However, the devastation caused by hurricanes Katrina and Rita have certainly shaken consumer and investor confidence in recent weeks. The destruction these storms caused has had a significant impact on the economy and has increased uncertainty in financial markets making future predictions about economic growth and Fed policy more tenuous.

Q.  WHICH MARKET FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE?

A. Over the past six months there has been a fair amount of volatility in the U.S. Treasury market. During the second quarter of 2005 U.S. Treasury yields fell as inflationary pressures seemed to be lessoning and economic growth slowed from the pace of the first quarter. The 10-year Treasury yield fell by 0.57% during the second quarter. With the Fed in the midst of increasing interest rates, the Fund's duration was positioned defensively (short of the benchmark duration) to help minimize the impact of rising interest rates on Fund performance. As market perception shifted during the third quarter in response to reports indicating stronger economic growth and increasing inflationary pressures, U.S. Treasury yields moved higher.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. The best performing investment-grade fixed-income sectors relative to U.S. Treasuries over the past two quarters have been asset-backed securities, agencies and commercial mortgage-backed securities. The Fund has been overweight both commercial mortgage-backed and asset-backed securities as compared to the Lehman Intermediate Aggregate Index. This overweight has contributed positively to the Fund's performance. During the second and third quarters the Fund was overweight asset-backed securities by over 10% as compared to the benchmark. The Fund's largest allocation within the asset-backed security sector was to securities backed by home equity loans. These securities were the best performing sub-sector during the third quarter.

    Strong demand for high quality, well seasoned commercial mortgage-backed securities caused spreads to tighten in this sector and helped improve the performance of the Fund over the past six months. Commercial mortgage-backed securities performed particularly well in the second quarter because these types of securities were insulated from the credit and event risk that impacted the corporate bond market.

    High-yield securities and investment-grade corporate bonds were adversely impacted by the downgrade of both General Motors and Ford in May to below investment grade. The downgrades caught the market a bit by surprise and caused corporate spreads to widen during the second quarter adversely impacting the performance of bonds. The corporate bond sector was the worst performing fixed-income sector during the second quarter. Corporate bonds bounced back in the third quarter posting positive excess returns over U.S. Treasuries. The Fund's allocation to high-yield securities, although small, contributed positively to performance for the period.

    Historically the Fund has been underweight agency securities when compared with its benchmark. During the six-month period, agency securities outperformed similar duration Treasuries. The Fund's underweight to this sector detracted from performance. The Fund's sub-advisor believes that over time other spread sector securities such as commercial mortgage-backed securities, asset-backed securities and corporate securities will outperform agencies and Treasuries.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE INTERMEDIATE-TERM BOND MARKET?

A. In recent speaking appearances, Fed officials have indicated that they continue to view current monetary policy as accommodative and that they are more concerned about long-term inflation then they are about short-term economic growth. It is the Fund's sub-advisor's expectation that the Federal Reserve will contrive to increase the Fed Funds rate before the end of the year.

    Over the past two quarters it has been estimated that the economy has grown at a rate of approximately 3.50% as measured by gross domestic product. It is believed that the economy will be able to sustain that pace over the next several quarters but that it will begin to slow in the second half of 2006, although there is some risk that the economy will slow sooner than that if high energy prices significantly reduce disposable household income and if the housing market takes a major downturn.

----------
Effective November 1, 2005 the Dwight Intermediate Fixed Income Fund is renamed the Old Mutual Dwight Intermediate Fixed Income Fund and the PBHG Share Class was redesignated as Class Z shares.

PERFORMANCE HIGHLIGHTS

o The Fund's PBHG Class posted a positive return of 1.87% at net asset value during the six-month period ended September 30, 2005 while its benchmark Lehman Intermediate U.S. Aggregate Bond Index returned 2.02%. The Lipper Intermediate Investment Grade Debt Funds Average returned 2.00%.

o The Fund's overweight to spread product such as asset-backed and commercial mortgage-backed securities has been additive to performance.

                                                                      PBHG FUNDS

                               DWIGHT INTERMEDIATE FIXED INCOME FUND (Unaudited)

              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2005

                                                             One         Annualized
                                               6            Year         Inception
                                             Months^       Return         to Date
-----------------------------------------------------------------------------------
PBHG Class*                                  1.87%          2.94%           5.46%
-----------------------------------------------------------------------------------
Class A with load*                          (3.04)%        (2.21)%          2.84%
-----------------------------------------------------------------------------------
Class A without load*                        1.75%          2.69%           5.19%
-----------------------------------------------------------------------------------
Class C with load*                           0.37%          0.95%           4.40%
-----------------------------------------------------------------------------------
Class C without load*                        1.37%          1.93%           4.40%
-----------------------------------------------------------------------------------
Lehman Intermediate U.S. Aggregate
 Bond Index*                                 2.02%          2.23%           3.83%
-----------------------------------------------------------------------------------
Lipper Intermediate Investment Grade Debt
 Funds Average*                              2.00%          2.42%           4.20%
-----------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 3.
*  Inception date 7/31/03
^  Not annualized

                          VALUE OF A $10,000 INVESTMENT

                    [LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                Dwight Intermediate   Lehman Intermediate   Lipper Intermediate
                   Fixed Income         U.S. Aggregate        Investment Grade
                Fund -- PBHG Class        Bond Index         Debt Funds Average
                -------------------   -------------------   --------------------
7/31/03         $            10,000   $            10,000   $             10,000
8/31/03         $            10,129   $            10,043   $             10,066
9/30/03         $            10,364   $            10,265   $             10,330
10/31/03        $            10,330   $            10,193   $             10,245
11/30/03        $            10,380   $            10,210   $             10,274
12/31/03        $            10,488   $            10,308   $             10,375
1/31/04         $            10,593   $            10,375   $             10,454
2/29/04         $            10,668   $            10,474   $             10,551
3/31/04         $            10,619   $            10,542   $             10,626
4/30/04         $            10,589   $            10,315   $             10,369
5/31/04         $            10,560   $            10,279   $             10,316
6/30/04         $            10,653   $            10,334   $             10,365
7/31/04         $            10,742   $            10,424   $             10,459
8/31/04         $            10,872   $            10,595   $             10,643
9/30/04         $            10,899   $            10,613   $             10,673
10/31/04        $            10,958   $            10,690   $             10,758
11/30/04        $            10,957   $            10,622   $             10,689
12/31/04        $            11,030   $            10,695   $             10,783
1/31/05         $            11,065   $            10,731   $             10,832
2/28/05         $            11,042   $            10,676   $             10,785
3/31/05         $            11,013   $            10,635   $             10,719
4/30/05         $            11,089   $            10,756   $             10,842
5/31/05         $            11,156   $            10,849   $             10,943
6/30/05         $            11,212   $            10,892   $             11,000
7/31/05         $            11,159   $            10,815   $             10,917
8/31/05         $            11,283   $            10,931   $             11,041
9/30/05         $            11,220   $            10,850   $             10,935

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's PBHG Class shares on the inception date of July 31, 2003 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Intermediate Investment Grade Debt Funds Average at July 31, 2003.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2005

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Asset-Backed Securities                    (21%)
Cash                                       (18%)
Commercial Mortgages                        (5%)
Corporate Bonds                            (20%)
FNMA                                       (22%)
Mortgage Related                            (4%)
Commercial Mortgage Backed Securities       (1%)
Treasury Notes                              (8%)
Residential Mortgages - Agency              (1%)

% of Total Portfolio Investments

TOP TEN FIXED INCOME HOLDINGS AT SEPTEMBER 30, 2005

Federal Home Loan Mortgage Corporation
 30 year TBA, 5.500%, 10/01/35                                    9.6%
Federal National Mortgage Association
  30 year TBA, 5.000%, 10/01/35                                   7.6%
Federal National Mortgage Association
  15 year TBA, 5.000%, 10/01/20                                   6.0%
Federal National Mortgage Association
  15 year TBA, 4.500%, 10/01/20                                   5.3%
U.S. Treasury Note, 4.125%, 08/15/08                              5.3%
U.S. Treasury Note, 4.000%, 08/31/07                              4.8%
Continental Airlines, Ser 2002-1, Cl G2, 6.563%, 02/15/12         2.5%
Metris Master Trust, Ser 2002-4, Cl A, 4.176%, 05/20/11           1.8%
Aircraft Certificate Owner Trust ABS, Private Placement 144A,
  Ser 2003-1A, Cl B, 4.725%, 09/20/22                             1.8%
American Airlines, 7.250%, 02/05/09                               1.7%
----------------------------------------------------------------------
Combined Top Ten Fixed Income Holdings as a % of
 Total Portfolio Investments in Fixed Income Holdings            46.4%

PBHG FUNDS

DWIGHT INTERMEDIATE FIXED INCOME FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                    Face          Market
Description                                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 1.3%
GMAC Commercial Mortgage Securities,
   Ser 1999-C3, Cla A1A
   6.974%, 08/15/36                             $         31   $         32
Merrill Mortgage, Ser 1995-c2 Cl A1
   6.751%, 06/15/21                                       74             74
                                                               ------------
TOTAL COMMERCIAL MORTGAGE
   BACKED SECURITIES (COST $106)                                        106
                                                               ------------
--------------------------------------------------------------------------------
FNMA -- 29.0%
FHLMC TBA
   5.500%, 10/01/35                                      800            800
FNMA TBA
   5.000%, 10/01/20                                      500            499
   5.000%, 10/01/35                                      650            636
   4.500%, 10/01/20                                      450            440
                                                               ------------
TOTAL FNMA (COST $2,392)                                              2,375
                                                               ------------
--------------------------------------------------------------------------------
RESIDENTIAL MORTGAGES-AGENCY -- 0.8%
Federal Home Loan Mortgage Corporation
   Structured Pass Through CMO,
   Ser H010, Cl A2
   2.028%, 04/15/10                                       62             62
Federal Home Loan Mortgage Corporation
   Structured Pass Through, Ser H005, Cl A2
   2.550%, 08/15/07                                        1              1
                                                               ------------
TOTAL RESIDENTIAL MORTGAGES-AGENCY (COST $63)                            63
                                                               ------------
--------------------------------------------------------------------------------
COMMERICAL MORTGAGES -- 6.9%
Banc of America Commercial Mortgage
   CMBS, Ser 2000-1, Cl A1A
   7.109%, 11/15/31                                       46             48
DLJ Commercial Mortgage CMBS,
   Ser 2000-CF1, Cl A1B
   7.620%, 06/10/33                                       50             55
GMAC Commercial Mortgage Securities
   CMBS, Ser 1991-C1, Cl A1
   5.830%, 05/15/33                                        9              9
JP Morgan Commercial Mortgage Finance
   CMBS, Ser 1998-C6, Cl B
   6.735%, 01/15/30                                       50             52
Keycorp CMBS, Ser 2000-C1, Cl A1
   7.617%, 05/17/32                                        8              8
Lehman Brothers-UBS Commercial
   Mortgage Trust CMBS, Ser 2002-C7, Cl A2
   3.899%, 12/15/26                                       25             25
Morgan Stanley Capital CMBS,
   Ser 1999-FNV1, Cl D
   7.030%, 03/15/31                                       67             71
Morgan Stanley Capital I CMBS,
   Ser 1998-HF1, Cl C
   6.750%, 03/15/30                                      125            130
Morgan Stanley Dean Witter Capital
   CMBS, Ser 2000-LIF2, Cl A1
   6.960%, 10/15/33                                       38             39
Mortgage Capital Funding CMBS,
   Ser 1998-MC1, Cl C
   6.947%, 03/18/30                                      100            105
Nationslink Funding Corporation
   CMBS, Ser 1999-1, Cl 2
   6.316%, 01/20/31                                       18             19
                                                               ------------
TOTAL COMMERICAL MORTGAGES (COST $577)                                  561
                                                               ------------
--------------------------------------------------------------------------------
MORTGAGE RELATED -- 4.5%
Countrywide Home Loans CMO,
   Ser 2004-HYB6, Cl A2
   4.724%, 11/20/34                                      134            133
GEWMC, Ser 2005-1  Cl A2a
   3.950%, 11/25/35                                      100            100
Washington Mutual CMO,
   Series 2005-AR2, Cl 2A22 (B)
   4.050%, 01/25/45                                      131            131
                                                               ------------
TOTAL MORTGAGE RELATED (COST $365)                                      364
                                                               ------------
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 26.8%
AUTO & TRANSPORTATION -- 3.3%
Americredit Automobiles Receivable ABS,
   Ser 2002-A, Cl A4
   4.610%, 01/12/09                                        9              9
Chase Manhattan Auto Owner Trust ABS,
   Ser 2003-A, Cl A4
   2.060%, 12/15/09                                       55             53
Harley-Davidson Motorcycle Trust ABS,
   Ser 2003-3, Cl B
   2.280%, 05/15/11                                       33             32
Harley-Davidson Motorcycle Trust,
   Ser 2002-1, Cl A2
   4.500%, 01/15/10                                       50             50
Harley-Davidson Motorcycle Trust,
   Ser 2003-1, Cl A2
   2.630%, 11/15/10                                       63             62
Mitsubishi Motors Credit of America,
   Ser 2001-2, Cl A4
   4.018%, 07/15/06                                        7              7
WFS Financial Owner Trust ABA,
   Ser 2005-2, Cl A3
   4.170%, 12/17/09                                       60             60
                                                               ------------
                                                                        273
--------------------------------------------------------------------------------
CREDIT CARD -- 4.5%
Bank One Issuance Trust, Ser 2002-A4, Cl A4
   2.940%, 06/16/08                                       19             19
DCMT Ser 2005-1,  Cl B
   3.918%, 09/16/10                                       60             60
Household Affinity Credit Card Master,
   Ser 2003-2, Cl A
   2.180%, 02/15/08                                      100             99
MBNA Credit Card Master Note Trust,
   Ser 2001-C3, Cl C3
   6.550%, 12/15/08                                       40             41
Metris Master Trust, Ser 2002-4, Cl A
   4.176%, 05/20/11                                      150            151
                                                               ------------
                                                                        370
--------------------------------------------------------------------------------
EQUIPMENT -- 4.8%
Aircraft Certificate Owner Trust ABS,
   Private Placement 144A, Ser 2003-1A, Cl B
   4.725%, 09/20/22                                      150            148
Aircraft Certificate Owner Trust ABS,
   Private Placement 144A, Ser 2003-1A, Cl D
   6.455%, 09/20/22                                       75             76
Aircraft Certificate Owner Trust ABS,
   Ser 2003-1A, Cl C
   5.551%, 09/20/22                                       50             50
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                           DWIGHT INTERMEDIATE FIXED INCOME FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                    Face          Market
Description                                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
CNH Equipment Trust ABS,
   Ser 2003-A, Cl A4B
   2.570%, 09/15/09                             $         32   $         31
John Deere Owner Trsut ABS,
   Ser 2003-A, Cl A4
   2.440%, 06/15/10                                       91             89
                                                               ------------
                                                                        394
--------------------------------------------------------------------------------
HOME EQUITY LOANS -- 11.6%
Centex Home Equity,
   Ser 2001-A, Cl A6
   6.250%, 04/25/31                                       56             56
Centex Home Equity,
   Ser 2003-C, Cl AF3
   3.690%, 03/25/28                                       15             15
Centex Home Equity ABS,
   Ser 2005-c  Class: Av2, (m25)
   3.980%, 06/25/35                                      100            100
Chase Funding Mortgage Loan
   Association ABS, Ser 2003-4, Cl 1A3
   2.734%, 09/25/24                                       19             19
CIT Group Home Equity Loan Trust,
   Ser 2002-1, Cl AF5
   6.710%, 02/25/33                                       10             10
Citifinancial Mortgage Securities,
   Ser 2003-2, Cl AF2
   3.126%, 05/25/33                                       28             28
Countrywide Asset Backed
   Certificates ABS,
   Ser 2003-S2, Cl A2
   3.438%, 12/25/18                                       21             22
Countrywide Asset Backed Certificates,
   Ser 2003-5,  Cl MF2
   5.959%, 11/25/33                                      100            101
Equivantage Home Equity Loan Trust,
   Ser 1996-3, Cl A3
   7.700%, 09/25/27                                       21             21
First Franklin Mortgage Loan Asset ABS,
   Ser 2004-FF8, Cl A24
   3.970%, 10/25/34                                       29             29
Indymac Home Equity Loan,
   Ser 2001-A, Cl AF6
   6.537%, 11/25/30                                       13             13
Long Beach Mortgage Loan Trust ABS,
   Ser 2004-1, Cl A3
   4.130%, 02/25/34                                        7              7
Merrill Lynch Mortgage Investors ABS,
   Ser 2004-SL1, Cl A
   4.090%, 04/25/35                                        8              8
Popular ABS Mortgage Pass
   Through Trust, 2005-3  Af1
   3.930%, 07/25/35                                       91             91
Renaissance Home Equity Loan CMO,
   Ser 2005-2 Class Av1, (m25)
   3.920%, 08/25/35                                       94             94
Residential Asset Securities ABS,
   Ser 2001-KS2,  Cl AI5
   7.014%, 06/25/31                                       74             75
Residential Asset Mortgage Products,
   Ser 2004-RS4, Cl AI3
   4.003%, 01/25/30                                      130            129
Residential Asset Securities ABS,
   Ser 2003-KS10, Cl AI2
   2.710%, 05/25/26                                       12             12
Residential Asset Securities,
   Ser 3002-KS3, Cl AI6
   5.960%, 09/25/31                                       43             44
Structured Asset Investment Loan ABS,
   Ser 2003-BC3, Cl M2
   5.780%, 04/25/33                                       75             75
                                                               ------------
                                                                        949
--------------------------------------------------------------------------------
MANUFACTURED HOUSING -- 0.0%
Access Financial, Manufacturing Housing
   Contract Trust, Ser 1995-1, Cl A3
   7.100%, 05/15/21                                        2              2
--------------------------------------------------------------------------------
RATE REDUCTION BONDS -- 2.0%
California Infrastructure,
   Ser 1997-1, Cl A6
   6.380%, 09/25/08                                       33             34
Comed Transitional Funding Trust ABS,
   Ser 1998-1, Cl A6
   5.630%, 06/25/09                                       49             50
PP&L Transition Bond Company LLC ABS,
   Ser 1999-1, Cl A8
   7.150%, 06/25/09                                       25             27
TXU, Series: 2004-1  Class: A2
   4.810%, 11/17/14                                       50             50
                                                               ------------
                                                                        161
--------------------------------------------------------------------------------
RECREATIONAL VEHICLES -- 0.6%
Distribution Financial Services Trust,
   Ser 1999-1, Cl A6
   6.020%, 11/15/16                                       48             47
                                                               ------------
TOTAL ASSET-BACKED SECURITIES (COST $2,206)                           2,196
                                                               ------------
--------------------------------------------------------------------------------
CORPORATE BONDS -- 25.1%
Alrosa Finance 144A
   8.875%, 11/17/14                                       50             59
America West Airlines, Ser 2001-1
   7.100%, 04/02/21                                       84             86
American Airlines
   7.250%, 02/05/09                                      150            141
   3.857%, 07/09/10                                       81             78
Arcel Finance, Private Placement 144A
   7.048%, 09/01/11                                       49             52
Autozone Inc
   5.500%, 11/15/15                                       40             38
Banco Bradesco
   8.750%, 10/24/13                                      100            112
Bear Stearns
   5.700%, 11/15/14                                       50             52
Brasil Telecom
   9.375%, 02/18/14                                       80             89
Continental Airlines, Ser 2002-1, Cl G2
   6.563%, 02/15/12                                      200            208
Delta Air Lines, Ser 2002-1
   6.718%, 01/02/23                                      125            128
   6.417%, 07/02/12                                       30             30
GE Global Insurance Holdings
   7.500%, 06/15/10                                       50             54
--------------------------------------------------------------------------------

PBHG FUNDS

DWIGHT INTERMEDIATE FIXED INCOME FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                    Face          Market
Description                                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
General Electric Capital Corporation MTN
   5.450%, 01/15/13                             $         50   $         52
Harrahs, Private Placement 144A
   5.625%, 06/01/15                                       50             49
Hutchison Whamp International,
   Private Placemant 144A
   6.500%, 02/13/13                                      100            107
International Lease Finance Corporation
   4.500%, 05/01/08                                       50             50
Kingsway America
   7.500%, 02/01/14                                       50             52
Liberty Media Corporation
   5.700%, 05/15/13                                       50             46
NBD Bank National Michigan
   8.250%, 11/01/24                                       25             32
Nextel Communications
   7.375%, 08/01/15                                       50             54
Northwest Airlines 2000-1
   8.072%, 10/01/19                                       86             87
Northwest Airlines, Ser 1999-1A
   6.810%, 02/01/20                                       82             73
Northwest Airlines, Ser 2002-1, Cl G2
   6.264%, 11/20/21                                       47             47
Ohio Powers, Ser F
   5.500%, 02/15/13                                       50             51
Pemex Project Funding Master Trust, 144A
   5.750%, 12/15/15                                       50             50
Pepco Holdings
   6.450%, 08/15/12                                       50             53
Radioshack
   7.375%, 05/15/11                                       50             54
Simon Property Group
   5.100%, 06/15/15                                       50             49
Zions Bancorp
   6.000%, 09/15/15                                       20             21
                                                               ------------
TOTAL CORPORATE BONDS (COST $2,022)                                   2,054
                                                               ------------
--------------------------------------------------------------------------------
TREASURY BILLS -- 0.0%
U.S. Treasury Bill (B) (C)
   3.410%, 12/15/05                                        4              4
                                                               ------------
TOTAL TREASURY BILLS (COST $4)                                            4
                                                               ------------
--------------------------------------------------------------------------------
TREASURY NOTES -- 10.3%
U.S. Treasury Note
   4.125%, 08/15/08                                      440            439
   4.000%, 08/31/07                                      400            399
                                                               ------------
TOTAL TREASURY NOTES (COST $842)                                        838
                                                               ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 23.9%
Morgan Stanley
   3.550%, dated 09/30/05, to be
   repurchased on 10/03/05, repurchase
   price $1,955,726 (collateralized by a
   U.S. Government obligation, par value
   $6,082,292, 6.250%, 05/15/30,
   total market value $1,994,262)(A)                   1,955          1,955
                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $1,955)                              1,955
                                                               ------------
TOTAL INVESTMENTS -- 128.6% (COST $10,532)                           10,516
                                                               ------------
--------------------------------------------------------------------------------

Description                                                     Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (28.6)%
Payable for Administration Fees                                $         (5)
Receivable from Investment Adviser                                       22
Payable for Investment Securities Purchased                          (2,397)
Other Assets and Liabilities, Net                                        42
                                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES                                   (2,338)
                                                               ------------
NET ASSETS                                                     $      8,178
                                                               ============
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                             $      8,153
Undistributed net investment income                                       1
Accumulated net realized gain on investments                             38
Unrealized depreciation on investments                                  (16)
Unrealized appreciation on futures                                        2
                                                               ------------
NET ASSETS -- 100.0%                                           $      8,178
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($8,021,586/792,351 SHARES)                                 $      10.12
                                                               ============
NET ASSET VALUE, AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($55,892/5,520 SHARES)                                      $      10.12
                                                               ============
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($10.12/95.25%)                                             $      10.62
                                                               ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($100,224/9,901 SHARES)                                     $      10.12
                                                               ============

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
144A  -- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, these securities amounted to a value of $590,191, representing 7.2% of net assets.
(A)   -- Tri-party repurchase agreement
(B)   -- Security has been pledged as collateral for open futures contracts.
         See Note 2 on page 114.
(C) -- The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.
ABS   -- Asset-Backed Security
Cl    -- Class
CMBS  -- Commercial Mortgage Backed Security
CMO   -- Collateralized Mortgage Obligation
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
LLC   -- Limited Liability Company
MTN   -- Medium Term Note
Ser   -- Series
TBA   -- To be announced. Securities traded under delayed delivery commitments settling after September 30, 2005. Income on these securities will not be earned until settle date.
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                             DWIGHT SHORT TERM FIXED INCOME FUND

                                              MANAGEMENT DISCUSSION AND ANALYSIS

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The Dwight Short Term Fixed Income Fund's PBHG Class returned 1.56% at net asset value, outperforming its benchmark, the Merrill Lynch 1-3 Year Treasury Index, which returned 1.23% and the Lipper Short Investment Grade Debt Funds Average return of 1.28% for the six-month period ended September 30, 2005. Performance for all share classes can be found on the following page.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. The Federal Reserve (Fed) continued to pursue its mission of making monetary policy less accommodative by increasing interest rates four times over the past six months. The Fed increased the Fed Funds rate to 3.75%, and has now increased interest rates at their past eleven consecutive meetings. Despite this increase in interest rates, U.S. Treasury yields actually fell during the second quarter of 2005 as key measures of inflation indicated that the rate of increase in consumer and producer prices declined in the second quarter. The economy seemed to pick up steam during the summer, however, and oil prices spiked to over $70 per barrel in early September. The increase in energy prices again heightened investor concern about building inflationary pressures and caused U.S. Treasury yields to rise sharply during the third quarter. The two-year Treasury yield, which is typically impacted most by Federal Reserve interest rate increases, rose by 0.53% during the third quarter to 4.17%.

    In the months prior to hurricane Katrina economic growth had continued to be relatively strong. Consumer spending - buoyed by steady job growth and increases in wages - continued to fuel the economy. The housing market remains hot, posting record sales figures during the past quarter. Significant incentives offered by auto manufacturers boosted car sales to near record levels this summer. However, the devastation caused by hurricanes Katrina and Rita have certainly shaken consumer and investor confidence in recent weeks. The destruction these storms caused has had a significant impact on the economy and has increased uncertainty in financial markets making future predictions about economic growth and Fed policy more tenuous.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. During the second quarter interest rates fell for bonds of all maturities as the rate of economic growth slowed and inflationary pressures eased. This drop in Treasury yields increased bond prices, boosting the returns of bonds. The outperformance of the Fund was largely attributed to its investment in spread sector product like mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities which outperformed similar duration Treasuries during the quarter. The Fund's duration was shorter than that of the benchmark duration during the second quarter which detracted from performance because longer duration funds typically see more price appreciation in a falling interest rate environment.

    As market perception shifted during the third quarter in response to reports indicating stronger economic growth and increasing inflationary pressures, U.S. Treasury yields headed higher. As rates rose, bond prices fell, and the return of bond funds was generally lower than the previous quarter. The Fund's allocation to asset-backed securities and corporate securities contributed positively to performance as both sectors outperformed similar duration Treasuries during the third quarter. The Fund's allocation to mortgage-backed securities detracted from performance as mortgages were the worst performing fixed-income sector this past quarter.

    Strong demand for high quality, well seasoned commercial mortgage-backed securities caused spreads to tighten in this sector and helped improve the performance of the Fund over the past six months. Commercial mortgage-backed securities performed particularly well in the second quarter because these types of securities were insulated from the credit and event risk that impacted the corporate bond market in the second quarter.

    Corporate bonds were adversely impacted by the downgrade of both General Motors and Ford in May to below investment grade. The downgrades caught the market a bit by surprise and caused corporate spreads to widen during the second quarter adversely impacting the performance of the Fund. The corporate bond sector was the worst performing fixed-income sector during the second quarter. Corporate bonds bounced back in the third quarter posting positive excess returns over U.S. Treasuries. The Fund's allocation to corporate bonds contributed positively to performance in the third quarter.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE SHORT-TERM BOND MARKET?

A. In recent speaking appearances, Fed officials have indicated that they continue to view current monetary policy as accommodative and that they are more concerned about long-term inflation then they are about short-term economic growth. It is believed that the Federal Reserve will increase the Fed Funds rate before the end of the year.

    Over the past two quarters it has been estimated that the economy has grown at a rate of approximately 3.50% as measured by gross domestic product. It is believed that the economy will be able to sustain that pace over the next several quarters but that it will begin to slow in the second half of 2006, although there is some risk that the economy will slow sooner than that if high energy prices significantly reduce disposable household income and if the housing market takes a major downturn. Continued strength in the labor market could help offset these risks, however.

----------
Effective November 1, 2005 the Dwight Short Term Fixed Income Fund is renamed the Old Mutual Dwight Short Term Fixed Income Fund and the PBHG Share Class was redesignated as Class Z shares.

                             PERFORMANCE HIGHLIGHTS

o The Dwight Short Term Fixed Income Fund's PBHG Class returned 1.56% at net asset value, outperforming its benchmark, the Merrill Lynch 1-3 Year Treasury Index, which returned 1.23% and the Lipper Short Investment Grade Debt Funds Average return of 1.28% for the six-month period ended September 30, 2005.

o The Funds overweight to spread product such as asset-backed and commercial mortgage-backed securities contributed to performance.

PBHG FUNDS

DWIGHT SHORT TERM FIXED INCOME FUND (Unaudited)

              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2005

                                                            One          Annualized    Annualized      Annualized
                                              6             Year           3 Year        5 Year        Inception
                                            Months^        Return          Return        Return         to Date
-----------------------------------------------------------------------------------------------------------------
PBHG Class*                                  1.56%          1.47%           2.69%         3.84%          4.36%
-----------------------------------------------------------------------------------------------------------------
Advisor Class+                               1.33%          1.21%           2.43%          n/a           2.52%
-----------------------------------------------------------------------------------------------------------------
Class A with load++                         (3.48)%        (3.60)%           n/a           n/a          (0.33)%
-----------------------------------------------------------------------------------------------------------------
Class A without load++                       1.33%          1.22%            n/a           n/a           1.94%
-----------------------------------------------------------------------------------------------------------------
Class C with load++                          0.08%         (0.27)%           n/a           n/a           1.43%
-----------------------------------------------------------------------------------------------------------------
Class C without load++                       1.08%          0.72%            n/a           n/a           1.43%
-----------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
 Treasuries Index*                           1.23%          0.98%           1.55%         4.08%          4.41%
-----------------------------------------------------------------------------------------------------------------
Lipper Short Investment Grade Debt
Funds Average*                               1.28%          1.46%           2.10%         3.81%          4.22%
-----------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 3.
*  Inception date 8/31/99
+  Inception date 7/31/02
++ Inception date 7/31/03
^  Not annualized

                          VALUE OF A $10,000 INVESTMENT

                    [LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                 Dwight Short Term       Merrill Lynch         Lipper Short
                   Fixed Income            1-3 Year          Investment Grade
                Fund -- PBHG Class   U.S. Treasuries Index   Debt Funds Average
                -------------------  ---------------------  -------------------
8/31/99         $            10,000   $            10,000   $            10,000
9/30/99         $            10,055   $            10,065   $            10,071
10/31/99        $            10,112   $            10,092   $            10,097
11/30/99        $            10,166   $            10,111   $            10,127
12/31/99        $            10,224   $            10,125   $            10,147
1/31/00         $            10,279   $            10,122   $            10,150
2/29/00         $            10,331   $            10,189   $            10,211
3/31/00         $            10,386   $            10,252   $            10,266
4/30/00         $            10,441   $            10,279   $            10,279
5/31/00         $            10,499   $            10,321   $            10,311
6/30/00         $            10,555   $            10,428   $            10,421
7/31/00         $            10,613   $            10,494   $            10,486
8/31/00         $            10,674   $            10,572   $            10,562
9/30/00         $            10,738   $            10,648   $            10,649
10/31/00        $            10,799   $            10,705   $            10,674
11/30/00        $            10,857   $            10,806   $            10,768
12/31/00        $            10,917   $            10,935   $            10,882
1/31/01         $            10,978   $            11,072   $            11,022
2/28/01         $            11,032   $            11,144   $            11,097
3/31/01         $            11,098   $            11,237   $            11,177
4/30/01         $            11,154   $            11,267   $            11,201
5/31/01         $            11,209   $            11,330   $            11,265
6/30/01         $            11,263   $            11,369   $            11,306
7/31/01         $            11,319   $            11,496   $            11,444
8/31/01         $            11,377   $            11,563   $            11,512
9/30/01         $            11,430   $            11,753   $            11,625
10/31/01        $            11,484   $            11,864   $            11,723
11/30/01        $            11,532   $            11,838   $            11,666
12/31/01        $            11,577   $            11,843   $            11,647
1/31/02         $            11,621   $            11,867   $            11,684
2/28/02         $            11,665   $            11,924   $            11,730
3/31/02         $            11,711   $            11,843   $            11,668
4/30/02         $            11,753   $            11,976   $            11,768
5/31/02         $            11,800   $            12,024   $            11,834
6/30/02         $            11,844   $            12,125   $            11,865
7/31/02         $            11,887   $            12,273   $            11,920
8/31/02         $            11,930   $            12,315   $            11,995
9/30/02         $            11,974   $            12,417   $            12,073
10/31/02        $            12,021   $            12,445   $            12,082
11/30/02        $            12,064   $            12,408   $            12,085
12/31/02        $            12,107   $            12,524   $            12,204
1/31/03         $            12,149   $            12,523   $            12,223
2/28/03         $            12,185   $            12,575   $            12,297
3/31/03         $            12,224   $            12,598   $            12,316
4/30/03         $            12,260   $            12,621   $            12,368
5/31/03         $            12,297   $            12,669   $            12,445
6/30/03         $            12,331   $            12,688   $            12,463
7/31/03         $            12,365   $            12,619   $            12,351
8/31/03         $            12,399   $            12,627   $            12,364
9/30/03         $            12,433   $            12,742   $            12,487
10/31/03        $            12,467   $            12,695   $            12,450
11/30/03        $            12,501   $            12,688   $            12,454
12/31/03        $            12,536   $            12,762   $            12,517
1/31/04         $            12,571   $            12,788   $            12,553
2/29/04         $            12,603   $            12,849   $            12,610
3/31/04         $            12,637   $            12,889   $            12,650
4/30/04         $            12,668   $            12,765   $            12,543
5/31/04         $            12,700   $            12,753   $            12,523
6/30/04         $            12,729   $            12,752   $            12,531
7/31/04         $            12,753   $            12,798   $            12,577
8/31/04         $            12,767   $            12,887   $            12,653
9/30/04         $            12,778   $            12,875   $            12,658
10/31/04        $            12,778   $            12,915   $            12,696
11/30/04        $            12,734   $            12,851   $            12,675
12/31/04        $            12,775   $            12,877   $            12,708
1/31/05         $            12,789   $            12,873   $            12,709
2/28/05         $            12,777   $            12,844   $            12,699
3/31/05         $            12,767   $            12,845   $            12,682
4/30/05         $            12,861   $            12,916   $            12,743
5/31/05         $            12,917   $            12,965   $            12,786
6/30/05         $            12,934   $            12,990   $            12,820
7/31/05         $            12,914   $            12,954   $            12,797
8/31/05         $            12,986   $            13,034   $            12,866
9/30/05         $            12,966   $            13,002   $            12,845

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's PBHG Class shares on the inception date of August 31, 1999 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Short Investment Grade Debt Funds Average at August 31, 1999.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2005

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Asset-Backed Securities         (18%)
Cash                             (7%)
Cash Equivalent                 (23%)
Commercial Mortgages            (17%)
Corporate Bonds                  (9%)
Mortgage Related                 (4%)
Residential Mortgages            (8%)
U.S. Government Bonds           (14%)

% of Total Portfolio Investments

TOP TEN FIXED INCOME HOLDINGS AT SEPTEMBER 30, 2005

Federal National Mortgage
Association TBA, 6.000%, 10/01/20                                 9.1%
Federal National Mortgage Association
TBA, 5.500%, 10/13/35                                             6.1%
Capital One Master Trust ABS, Ser 1998-1, Cl A,
6.310%, 06/15/11                                                  3.2%
Residential Funding Mortgage Securities ABS, Ser 2003-HI3,
  Cl AI4, 4.670%, 06/25/18                                        3.1%
Bear Stearns Commercial Mortgage CMBS, Ser 2004-T14, Cl A1,
  3.570%, 01/12/41                                                3.0%
Ixis Real Estate Capital Trust ABS, Ser 2004-HE4, Cl A3,
  4.170%, 02/25/35                                                3.0%
Providian Gateway Master Trust ABS, Private Placement 144A,
  Ser 2004-EA, Cl A, 3.900%, 11/15/11                             3.0%
Structured Asset Securities CMO, Ser 2004-21XS, Cl 2A2,
  3.590%, 12/25/34                                                3.0%
GSR Mortgage Loan Trust CMO, Ser 2004-12, Cl 3A3,
  4.490%, 12/25/34                                                2.9%
Carmax Auto Owner Trust ABS, Ser 2003-2, Cl A4,
  3.070%, 10/15/10                                                2.9%
----------------------------------------------------------------------
Combined Top Ten Fixed Income Holdings as a % of
 Total Portfolio Investments in Fixed Income Holdings            39.3%

                                                                      PBHG FUNDS

                                             DWIGHT SHORT TERM FIXED INCOME FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

                                                    Face          Market
Description                                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGES -- 19.6%
Bear Stearns Commercial
   Mortgage CMBS,
   Ser 2001-TOP4, Cl A1
   5.060%, 11/15/16                             $      5,490   $      5,525
Bear Stearns Commercial
   Mortgage CMBS,
   Ser 2003-T12, Cl A1
   2.960%, 08/13/39                                    5,812          5,605
Bear Stearns Commercial
   Mortgage CMBS,
   Ser 2004-PWR3, Cl A1
   3.236%, 02/11/41                                    8,824          8,501
Bear Stearns Commercial
   Mortgage CMBS,
   Ser 2004-T14, Cl A1
   3.570%, 01/12/41                                   10,351         10,102
CS First Boston Mortgage
   Securities CMBS,
   Ser 2004-C1, Cl A1
   2.254%, 01/15/37                                    1,955          1,898
LB-UBS Commercial
   Mortgage Trust CMBS,
   Ser 2004-c1, Cl A1
   2.964%, 01/15/29                                    8,225          7,933
Merrill Lynch Mortgage
   Trust CMBS,
   Ser 2002-MW1, Cl A2
   4.929%, 07/12/34                                    7,000          7,029
Morgan Stanley Dean Witter
   Capital CMBS,
   Ser 2001-TOP3, Cl A1
   5.310%, 07/15/33                                    1,031          1,033
Prudential Mortgage
   Capital Funding CMBS,
   Ser 2001-ROCK, Cl A1
   6.232%, 05/10/34                                    5,996          6,189
Wachovia Bank Commercial
   Mortgage CMBS,
   Ser 2004-C10, Cl A1
   3.065%, 02/15/41                                    7,143          6,889
                                                               ------------
TOTAL COMMERCIAL MORTGAGES (COST $62,025)                            60,704
                                                               ------------
--------------------------------------------------------------------------------
RESIDENTIAL MORTGAGES -- 9.4%
Bank of America Mortgage
   Securities PAC CMO,
   Ser 2004-3, Cl 2A14
   4.500%, 04/25/34                                    8,362          8,215
GSR Mortgage Loan Trust CMO,
   Ser 2004-12, Cl 3A3
   4.490%, 12/25/34                                   10,000          9,864
Residential Funding Mortgage
   Securitues CMO,
   Ser 2004-S6, Cl 1A4
   5.500%, 06/25/34                                    7,495          7,483
Wells Fargo Mortgage Backed
   Securities PAC CMO,
   Ser 2002-18, Cl 2A4
   6.000%, 12/25/32                                    3,449          3,446
                                                               ------------
TOTAL RESIDENTIAL MORTGAGES (COST $29,476)                           29,008
                                                               ------------
--------------------------------------------------------------------------------
MORTGAGE RELATED -- 5.0%
MLCC Mortgage Investors CMO,
   Ser 2004-1, Cl 1A
   4.616%, 12/25/34                                    8,199          8,194
Sequoia Mortgage Trust CMO,
   Ser 2004-9, Cl a2
   3.660%, 10/20/34                                    7,082          7,089
                                                               ------------
TOTAL MORTGAGE RELATED (COST $15,362)                                15,283
                                                               ------------
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 20.0%
AUTO & TRANSPORTATION -- 3.2%
Carmax Auto Owner Trust ABS,
   Ser 2003-2, Cl A4
   3.070%, 10/15/10                                   10,000          9,815
--------------------------------------------------------------------------------
CREDIT CARD -- 3.4%
Capital One Master Trust ABS,
   Ser 1998-1, Cl A
   6.310%, 06/15/11                                   10,200         10,617
--------------------------------------------------------------------------------
HOME EQUITY LOANS -- 13.4%
Ameriquest Mortgage Securities,
   Ser 2003-5I, Cl A4I
   4.272%, 07/25/33                                    2,945          2,918
Countrywide Asset Backed
   Certificate ABS,
   Ser 2003-5, Cl AF3
   3.613%, 04/25/30                                    1,736          1,730
Countrywide Home Loans CMO,
   Ser 2004-13, Cl 2A17
   5.750%, 08/25/34                                    6,317          6,345
GMAC Mortgage
   Corporation Loan ABS,
   Ser 2003-HE2, Cl A2
   3.140%, 06/25/25                                    3,044          3,025
Residential Funding Mortgage
   Securities ABS,
   Ser 2003-HI3, Cl AI4
   4.670%, 06/25/18                                   10,474         10,412
Structured Asset Securities CMO,
   Ser 2002-21A,  Cl 4A1
   5.150%, 11/25/32                                    4,906          4,850
Structured Asset Securities CMO,
   Ser 2004-21XS,  Cl 2A1A
   2.860%, 12/25/34                                    2,443          2,436
Structured Asset Securities CMO,
   Ser 2004-21XS,  Cl 2A2
   3.590%, 12/25/34                                   10,000          9,890
                                                               ------------
                                                                     41,606

                                                               ------------
TOTAL ASSET-BACKED SECURITIES (COST $63,222)                         62,038
--------------------------------------------------------------------------------

PBHG FUNDS

DWIGHT SHORT TERM FIXED INCOME FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                    Face          Market
Description                                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
CORPORATE BOND -- 10.9%
Capital One Financial
   8.750%, 02/01/07                             $      5,000   $      5,258
General Electric Capital MTN, Ser A
   3.750%, 12/15/09                                    5,000          4,829
Rosyln Bancorp
   5.750%, 11/15/07                                    3,000          3,036
SBC Communications
   Capital MTN, Ser E
   7.000%, 10/01/12                                    5,000          5,246
Southwest Gas MTN, Ser A
   6.890%, 09/24/07                                    5,000          5,187
Southwestern Bell Telephone
   6.625%, 07/15/07                                    5,000          5,161
Unitrin
   5.750%, 07/01/07                                    5,000          5,062
                                                               ------------
TOTAL CORPORATE BOND (COST $34,626)                                  33,779
                                                               ------------
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 26.9%
Countrywide Asset-Backed
   Certificates ABS,
   Ser 2004-7, Cl AF1
   4.030%, 10/25/22                                    1,723          1,723
EQCC Trust ABS,
   Ser 2002-1, Cl 2A
   4.130%, 11/25/31                                    1,525          1,528
Fannie Mae Whole Loan ABS,
   Ser 2001-W4, Cl AF5
   5.610%, 02/25/32                                    2,772          2,769
First Franklin Mortgage Loan ABS,
   Ser 2004-FF8, Cl A24
   3.970%, 10/25/34                                    3,877          3,878
First Horizon Alternative
   Mortgage CMO,
   Ser 2004-AA4, Cl A1
   5.465%, 10/25/34                                    6,793          6,869
First Horizon Trust ABS,
   Ser 2004-HE3, Cl A
   4.120%, 10/25/34                                    6,234          6,252
GMAC Mortgage
   Corporation Loan ABS,
   Ser 2002-HE1, Cl A2
   4.070%, 01/25/29                                    7,006          7,014
Granite Mortgages CMO,
   Ser 2004-3, Cl 1A3
   3.990%, 09/20/44                                    9,250          9,252
Holmes Financing CMO,
   Ser 8, Cl 2A
   3.679%, 04/15/11                                    5,000          4,998
Ixis Real Estate Capital Trust ABS,
   Ser 2004-HE4, Cl A3
   4.170%, 02/25/35                                   10,000         10,023
Nomura Asset Acceptance
   Corporation CMO,
   Ser 2004-AP3, Cl A1
   4.030%, 10/25/34                                    3,947          3,948
Providian Gateway Master Trust ABS
   Private Placement 144A,
   Ser 2004-EA, Cl A
   3.900%, 11/15/11                                   10,000          9,981
Renaissance Home Equity
   Loan Trust ABS,
   Ser 2003-4, Cl A2
   4.030%, 03/25/34                                    1,998          1,998
Renaissance Home Equity
   Loan Trust ABS,
   Ser 2004-4, Cl AF1
   4.030%, 02/25/35                                    6,178          6,187
Residential Asset Mortgage
   Products ABS,
   Ser 2004-RS10, Cl AI1
   4.010%, 11/25/23                                    3,460          3,461
Residential Asset Securities ABS,
   Ser 2003-KS1, Cl A1
   4.240%, 01/25/33                                    3,417          3,429
Residential Funding Mortgage
   Securities ABS,
    Ser 2004-HS1, Cl AI1
   3.930%, 12/25/18                                       49             49
                                                               ------------
TOTAL CASH EQUIVALENT (COST $83,363)                                 83,359
                                                               ------------
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED BONDS -- 16.4%
FNMA TBA
   6.000%, 10/13/35                                   30,000         30,497
   5.500%, 10/01/20                                   20,000         20,287
                                                               ------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
    BONDS (COST $51,043)                                             50,784
                                                               ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.1%
UBS Warburg LLC
   3.810%, dated 09/30/05, to be
   repurchased on 10/03/05,
   repurchase price $25,049,340
   (collateralized by various U.S. Government
   obligations, total par value $25,065,000,
   1.750%-9.800%, 10/28/05-04/05/19,
   total market value $25,542,511)(A)                 25,041         25,041
                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $25,041)                            25,041
                                                               ------------
TOTAL INVESTMENTS -- 116.3% (COST $364,158)                         359,996
                                                               ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (16.3)%
Payable for Administration Fees                                        (213)
Payable for Distribution Fees                                            (2)
Payable for Investment Advisory Fees                                   (228)
Payable for Investment Securities Purchased                         (51,235)
Other Assets and Liabilities, Net                                     1,159
                                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES                                  (50,519)
                                                               ------------
NET ASSETS                                                     $    309,477
                                                               ============
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                             DWIGHT SHORT TERM FIXED INCOME FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

Description                                                     Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                             $    315,334
Distribuions in excess of net investment income                          (7)
Accumulated net realized loss on investments                         (1,688)
Unrealized depreciation on investments                               (4,162)
                                                               ------------
NET ASSETS -- 100.0%                                           $    309,477
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($307,809,228/31,353,687 SHARES)                            $       9.82
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($1,564,306/159,264 SHARES)                                 $       9.82
                                                               ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($52,205/5,318 SHARES)                                      $       9.82
                                                               ============
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
   ($9.82/95.25%)                                              $      10.31
                                                               ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($51,649/5,261 SHARES)                                      $       9.82
                                                               ============

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
144A -- Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, these securities amounted to a value of $9,981,250, representing 3.23% of net assets.
(A)  --  Tri-party repurchase agreement
ABS  --  Asset-Backed Security Cl -- Class
CMBS --  Commercial Mortgage Backed Security
CMO  --  Collateralized Mortgage Obligation
FNMA --  Federal National Mortgage Association
LLC  --  Limited Liability Company
MTN  --  Medium-Term Note
Ser  --  Series
TBA -- To be announced. Securities traded under delayed delivery commitments settling after September 30, 2005. Income on these securities will not be earned until settle date.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

PBHG CASH RESERVES FUND

MANAGEMENT DISCUSSION AND ANALYSIS

Q.  HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

A. The PBHG Cash Reserves Fund's PBHG Class returned 1.20% for the six-month period ended September 30, 2005, slightly outperforming the 1.18% return for the Lipper Money Market Funds average.

Q.  WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. The U.S. economy continued to grow during the six-month period despite extensive damage caused by two devastating hurricanes, escalating energy prices, and further interest rate increases by the Federal Reserve. Consumer confidence rose to its highest level in three years in June due to an improving labor market and rising incomes. Initially, U.S. bond yields rose as a result of positive employment data and increasing energy prices, but following hurricane Katrina, yields dropped dramatically as the market began to evaluate the overall economic impact of the disaster and whether it would cause the Federal Reserve to alter its pace of monetary tightening. After the Fed raised the target Fed funds rate in September, interest rates resumed their upward momentum.

Q.  WHICH MARKET FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE?

A. In an effort to move away from their accommodative policy and address concerns about inflation (driven by the effects of ever rising fuel prices) the Fed raised the Federal Funds Rate to 3.75%, up 1.00% for the six-month period and signaled that further rate increases lie ahead. The rate hikes, combined with hawkish comments from the Fed and signs of inflation in September helped Treasury yields end the period higher despite the flight-to-quality rally immediately following hurricane Katrina. Treasury yields were higher across the curve, with two-year Treasuries rising by 0.39%, ending the period at 4.17%. The money market yield curve followed similar rate expectation gyrations during the period, ending the period with three-month London Interbank Offered Rate Index (LIBOR) yielding 4.06% and one-year LIBOR at 4.44% (up from 3.12% and 3.85%, respectively). With two Federal Open Market Committee meetings remaining prior to year-end, the Fed Funds futures contract was close to pricing in rate hikes at both meetings.

Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. During the period, the Fund's sub-advisor extended the Fund's weighted average maturity by buying longer maturities that take excess Fed tightenings into account. This allows the Fund to lock-in higher yields as the Federal Open Market Committee nears the end of its tightening cycle. Because the Fund started the period with a very short average maturity, it was able to take advantage of rising yields during the period by, opportunistically, investing in longer term instruments and also taking advantage of the Fed moves through repo positions. This helped Fund performance.

Q.  WHAT IS THE INVESTMENT OUTLOOK FOR THE SHORT-TERM FIXED-INCOME MARKET?

A. As the economy expands and inflation risks become more apparent, the Federal Open Market Committee is expected to continue increasing rates in the coming months. In this environment, purchases remain concentrated inside of ninety days with opportunistic purchases of longer issues that price in excess Fed tightenings.

----------
Effective November 1, 2005 the PBHG Cash Reserves Fund is renamed the Old Mutual Cash Reserves Fund and the PBHG Share Class was redesignated as Class Z shares.

                             PERFORMANCE HIGHLIGHTS

o The PBHG Cash Reserves Fund's PBHG Class returned 1.20% for the six-month period ended September 30, 2005, outpacing the 1.18% return for the Lipper Money Market Funds Average.

o The Fund was able to take advantage of rising yields during the period by, opportunistically, investing in longer term instruments and also taking advantage of the Fed moves through repo positions.

                                                                      PBHG FUNDS

                                             PBHG CASH RESERVES FUND (Unaudited)

              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2005

                                                            One          Annualized    Annualized      Annualized     Annualized
                                              6             Year           3 Year        5 Year         10 Year       Inception
                                            Months^        Return          Return        Return          Return        to Date
--------------------------------------------------------------------------------------------------------------------------------
PBHG Class*                                  1.20%          1.91%           0.94%         1.76%          3.39%          3.49%
--------------------------------------------------------------------------------------------------------------------------------
Lipper Money Market Funds Average*           1.18%          1.85%           0.95%         1.72%          3.36%          3.48%
--------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 3.
*  Inception date 4/4/95
^  Not annualized

          COMPARISON OF TOTAL RETURN, AS OF SEPTEMBER 30, 2005 FOR THE
      PBHG CASH RESERVES FUND, VERSUS THE LIPPER MONEY MARKET FUNDS AVERAGE

                    [BAR CHART OMITTED, PLOT POINTS FOLLOWS]

                                    Six
                                   Months
                                   -------
PBHG Cash Reserves Fund             1.20%
Lipper Money Market Funds Average   1.18%

Past performance is not a guarantee of future results. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ASSET WEIGHTINGS AT SEPTEMBER 30, 2005

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Bank Product                   (20%)
Floating Rate Notes             (5%)
U.S. Government Agency          (7%)
Commercial Paper               (59%)
Cash                            (9%)

% of Total Portfolio Investments

PBHG FUNDS

PBHG CASH RESERVES FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2005 (Unaudited)

                                                    Face          Market
Description                                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
BANK PRODUCT -- 19.6%
ABN Amro
   3.455%, 11/09/05                             $        600   $        600
Barclays
   3.644%, 05/09/06                                      800            800
Calyon
   3.455%, 12/30/05                                      500            500
Deutsche Bank
   3.530%, 12/12/05                                    1,000          1,000
HBOS Treasury Services Plc
   2.460%, 11/09/05                                      600            600
Lloyds TSB
   3.690%, 12/13/05                                      400            400
Regions Bank
   3.610%, 10/11/05                                    1,000          1,000
Wells Fargo Bank
   3.760%, 10/27/05                                    1,000          1,000
Westdeutsche
   3.970%, 07/14/06                                      800            800
Wilmington Trust
   3.910%, 02/02/06                                    1,000          1,000
                                                               ------------
TOTAL BANK PRODUCT (COST $7,700)                                      7,700
                                                               ------------
--------------------------------------------------------------------------------
FLOATING RATE NOTES -- 5.3%
American Express Centurion
   3.798%, 02/28/06                                    1,000          1,000
Permanent Financing Plc, Ser 8, Cl 1a
   3.688%, 06/10/06                                      515            515
Lothian Mortgages Plc CMO,
   Private Placement 144 A, Ser 4A,  Cl A1
   3.820%, 01/24/06                                      300            300
Permanent Financing Plc CMO, Ser 7, Cl 1A
   3.688%, 03/10/06                                      265            265
                                                               ------------
TOTAL FLOATING RATE NOTES (COST $2,080)                               2,080
                                                               ------------
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY -- 7.2%
Federal National Mortgage Association
   4.000%, 08/08/06                                    1,000            998
   3.250%, 07/31/06                                      600            597
   2.375%, 12/15/05                                    1,250          1,246
                                                               ------------
TOTAL U.S. GOVERNMENT AGENCY (COST $2,841)                            2,841
                                                               ------------
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 58.6%
Apreco
   3.643%, 10/17/05 (B)                                  800            799
Cafco LLC
   3.811%, 11/14/05 (B)                                  800            796
Clipper Receivables
   3.756%, 10/06/05 (B)                                  800            800
Columbia University
   3.621%, 10/03/05 (B)                                1,000          1,000
CRC Funding LLC
   3.679%, 10/21/05 (B)                                  800            798
Edison Asset
   3.612%, 10/11/05 (B)                                  700            699
Eureka Securities
   3.825%, 11/02/05 (B)                                  750            747
Falcon Asset Securitization
   0.000%, 10/11/05 (B)                                  800            799
GECC
   3.501%, 12/28/05 (B)                                1,300          1,287
Glaxosmithkline Plc
   3.969%, 10/12/05 (B)                                1,000            999
Goldman Sachs Group
   3.583%, 10/11/05 (B)                                  700            699
International Lease Finance
   3.758%, 10/24/05 (B)                                1,000            998
Jupiter
   3.752%, 10/17/05                                      800            799
Mass Mutual Funding
   3.633%, 10/18/05 (B)                                1,000            998
Metlife Funding
   3.610%, 10/25/05 (B)                                1,000            998
Mont Blanc
   3.741%, 10/13/05 (B)                                  772            771
Morgan Stanley
   3.699%, 10/20/05 (B)                                  800            798
New York Life
   3.764%, 11/03/05 (B)                                1,000            997
New York Times
   3.778%, 11/07/05 (B)                                1,000            996
Park Avenue
   3.550%, 10/04/05 (B)                                  800            800
Procter & Gamble
   4.013%, 10/23/05 (B)                                1,000            998
Shell Finance
   3.641%, 11/01/05 (B)                                1,000            997
Total Capital
   3.592%, 10/11/05 (B)                                1,000            999
Toyota Motor Credit
   3.622%, 10/17/05 (B)                                1,000            998
Windmill Funding
   3.666%, 10/27/05 (B)                                  800            798
Yale University
   3.673%, 11/02/05 (B)                                  700            698
                                                               ------------
TOTAL COMMERCIAL PAPER (COST $23,066)                                23,066
                                                               ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.1%
Morgan Stanley
   3.900%, dated 09/30/05, to be
   repurchased on 10/03/05, repurchase
   price $3,601,170 (collateralized by a
   U.S. Government obligation, par value
   $3,925,652, 5.500%, 02/01/25; total market
   value $3,672,000) (A)                               3,600          3,600
                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $3,600)                              3,600
                                                               ------------
TOTAL INVESTMENTS -- 99.8% (COST $39,287)                            39,287
                                                               ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                         PBHG CASH RESERVES FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

Description                                                     Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.2%
Payable for Administration Fees                                $        (25)
Payable for Investment Advisory Fees                                    (61)
Other Assets and Liabilities, Net                                       172
                                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES                                       86
                                                               ------------
NET ASSETS                                                     $     39,373
                                                               ============
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital ($0.001 par value)                             $     39,383
Distributions in excess of net investment
   income                                                                (1)
Accumulated net realized loss on investments                             (9)
                                                               ------------
NET ASSETS -- 100.0%                                           $     39,373
                                                               ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($39,373,172/39,377,176 SHARES)                             $       1.00
                                                               ============

144A -- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, these securities amounted to a value of $300,000, representing 0.8% of net assets.
(A)  --  Tri-party repurchase agreement
(B) -- Discount Note -- rate reflected is the effective yield at the time of purchase.
Cl   --  Class
CMO  --  Collateralized Mortgage Obligation
LLC  --  Limited Liability Company
Plc  --  Public Limited Company
Ser  --  Series Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------

For the six months ended September 30, 2005 (Unaudited)

                                                                                 PBHG
                                                 PBHG                          LARGE CAP         PBHG
                                               EMERGING          PBHG           GROWTH        LARGE CAP
                                                GROWTH          GROWTH       CONCENTRATED       GROWTH
                                                 FUND            FUND            FUND            FUND
                                             ------------    ------------    ------------    ------------
                                                4/1/05          4/1/05          4/1/05          4/1/05
                                                  to              to              to              to
                                               9/30/05         9/30/05         9/30/05         9/30/05
                                             ------------    ------------    ------------    ------------
INVESTMENT INCOME:
     Dividends                               $        105    $        854    $        199    $        449
     Interest                                          41             160              47              26
     Less: Foreign Taxes Withheld                      --              (2)             (6)            (12)
                                             ------------    ------------    ------------    ------------
       TOTAL INVESTMENT INCOME                        146           1,012             240             463
                                             ------------    ------------    ------------    ------------
EXPENSES:
     Investment Advisory Fees                         775           3,017             633             531
     Administrative Fees                              112             436              91              87
     Service Fees
       Advisor Class                                   --              --              --               1
       Class A                                         --              --              --              --
       Class C                                         --              --              --              --
     Transfer Agent Fees                              338           1,200             267             215
     Printing Fees                                     55             206              44              42
     Registration and Filing Fees                      22              33              27              26
     Professional Fees                                 37             145              29              29
     Website Fees                                       3              13               3               3
     Custodian Fees                                     9              12               3               5
     Directors' Fees                                    4              15               3               3
     Miscellaneous Fees                                15              60              13              12
                                             ------------    ------------    ------------    ------------
       TOTAL EXPENSES                               1,370           5,137           1,113             954
                                             ------------    ------------    ------------    ------------
     Waiver of Investment Advisory Fees                --              --              --              --
     Expense Reduction(1)                              (4)            (11)             (3)             (2)
                                             ------------    ------------    ------------    ------------
       NET EXPENSES                                 1,366           5,126           1,110             952
                                             ------------    ------------    ------------    ------------
     NET INVESTMENT INCOME (LOSS)                  (1,220)         (4,114)           (870)           (489)
                                             ------------    ------------    ------------    ------------
     Net Realized Gain from
       Security Transactions                       15,433          24,332           4,106           4,255
     Net Realized Gain on Futures                      --              --              --              --
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments and
       Futures                                      2,399          35,233          13,030           7,946
                                             ------------    ------------    ------------    ------------
     NET REALIZED AND UNREALIZED GAIN
       ON INVESTMENTS                              17,832          59,565          17,136          12,201
                                             ------------    ------------    ------------    ------------
     INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                       $     16,612    $     55,451    $     16,266    $     11,712
                                             ============    ============    ============    ============

(1)  All expense reductions are for transfer agent expenses.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                                 PBHG
                                                 PBHG          STRATEGIC        ANALYTIC
                                                SELECT           SMALL        DISCIPLINED        PBHG            PBHG
                                                GROWTH          COMPANY          EQUITY         FOCUSED        LARGE CAP
                                                 FUND            FUND            FUND            FUND            FUND
                                             ------------    ------------    ------------    ------------    ------------
                                                4/1/05          4/1/05          4/1/05          4/1/05          4/1/05
                                                  to              to              to              to              to
                                               9/30/05         9/30/05         9/30/05         9/30/05         9/30/05
                                             ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME:
     Dividends                               $        212    $        121    $        433    $        150    $      1,136
     Interest                                          45              32              19              12              34
     Less: Foreign Taxes Withheld                      (7)             --              --              (4)            (32)
                                             ------------    ------------    ------------    ------------    ------------
       TOTAL INVESTMENT INCOME                        250             153             452             158           1,138
                                             ------------    ------------    ------------    ------------    ------------
EXPENSES:
     Investment Advisory Fees                         675             224             189              68             374
     Administrative Fees                               98              32              33              13              71
     Service Fees
       Advisor Class                                   --               2              --              --               1
       Class A                                         --              --              --              --              --
       Class C                                         --              --              --              --              --
     Transfer Agent Fees                              345              86              63              41             180
     Printing Fees                                     46              15              16               6              35
     Registration and Filing Fees                      20              25              21              19              27
     Professional Fees                                 30              14              12               4              25
     Website Fees                                       3               1               1              --               2
     Custodian Fees                                     5              11               6               2               4
     Directors' Fees                                    3               1               1              --               2
     Miscellaneous Fees                                14               5               5               2              11
                                             ------------    ------------    ------------    ------------    ------------
       TOTAL EXPENSES                               1,239             416             347             155             732
                                             ------------    ------------    ------------    ------------    ------------
     Waiver of Investment Advisory Fees                --             (18)             --              (1)             --
     Expense Reduction (1)                             (4)             (1)             --              --              (1)
                                             ------------    ------------    ------------    ------------    ------------
       NET EXPENSES                                 1,235             397             347             154             731
                                             ------------    ------------    ------------    ------------    ------------
     NET INVESTMENT INCOME (LOSS)                    (985)           (244)            105               4             407
                                             ------------    ------------    ------------    ------------    ------------
     Net Realized Gain from
       Security Transactions                        3,906           3,391           2,982             408           3,057
     Net Realized Gain on Futures                      --              --              57              --              --
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments and
       Futures                                     11,077             731            (363)            567             541
                                             ------------    ------------    ------------    ------------    ------------
     NET REALIZED AND UNREALIZED GAIN
       ON INVESTMENTS                              14,983           4,122           2,676             975           3,598
                                             ------------    ------------    ------------    ------------    ------------
     INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                       $     13,998    $      3,878    $      2,781    $        979    $      4,005
                                             ============    ============    ============    ============    ============

(1)  All expense reductions are for transfer agent expenses.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENTS OF OPERATIONS (000) -- CONCLUDED
--------------------------------------------------------------------------------

For the six months ended September 30, 2005 (Unaudited)

                                                                                                 TS&W
                                                 PBHG            PBHG          CLIPPER        SMALL CAP
                                               MID-CAP        SMALL CAP         FOCUS           VALUE
                                                 FUND            FUND            FUND            FUND
                                             ------------    ------------    ------------    ------------
                                                4/1/05          4/1/05          4/1/05          4/1/05
                                                  to              to              to              to
                                               9/30/05         9/30/05         9/30/05         9/30/05
                                             ------------    ------------    ------------    ------------
INVESTMENT INCOME:
     Dividends                               $      2,415    $        233    $     11,702    $        399
     Interest                                         177              61             680              35
     Less: Foreign Taxes Withheld                     (38)             --              --              (2)
                                             ------------    ------------    ------------    ------------
       TOTAL INVESTMENT INCOME                      2,554             294          12,382             432
                                             ------------    ------------    ------------    ------------
EXPENSES:
     Investment Advisory Fees                       1,912             290           6,835             423
     Administrative Fees                              276              36             839              52
     Service Fees
       Advisor Class                                   11              --               1              --
       Class A                                         --              --               7               1
       Class C                                         --              --              14               1
     Distribution Fees -- Class C                       1              --              41               4
     Transfer Agent Fees                              605              93           1,657              84
     Printing Fees                                    132              17             389              23
     Professional Fees                                101              11             319              16
     Registration and Filing Fees                      35              27              39              24
     Website Fees                                       8               1              25               2
     Directors' Fees                                    9               1              28               2
     Custodian Fees                                     9               8              20               6
     Miscellaneous Fees                                36               6             104               6
                                             ------------    ------------    ------------    ------------
       TOTAL EXPENSES                               3,135             490          10,318             644
                                             ------------    ------------    ------------    ------------
     Waiver of Investment Advisory Fees                --             (53)           (679)             (3)
     Reimbursement of Other Expenses by
       Adviser                                         --              --              --              --
     Expense Reduction(1)                              (2)             (1)             (3)             (1)
                                             ------------    ------------    ------------    ------------
       NET EXPENSES                                 3,133             436           9,636             640
                                             ------------    ------------    ------------    ------------
     NET INVESTMENT INCOME (LOSS)                    (579)           (142)          2,746            (208)
                                             ------------    ------------    ------------    ------------
     Net Realized Gain (Loss) from
       Security Transactions                        7,300           2,261          14,760           5,076
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments               31,588             626          17,409           2,540
                                             ------------    ------------    ------------    ------------
     NET REALIZED AND UNREALIZED GAIN
       (LOSS) ON INVESTMENTS                       38,888           2,887          32,169           7,616
                                             ------------    ------------    ------------    ------------
     INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                       $     38,309    $      2,745    $     34,915    $      7,408
                                             ============    ============    ============    ============

(1)  All expense reductions are for transfer agent expenses.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                                  PBHG            DWIGHT          DWIGHT           PBHG
                                               HEITMAN        TECHNOLOGY &     INTERMEDIATE     SHORT TERM         CASH
                                                 REIT        COMMUNICATIONS    FIXED INCOME    FIXED INCOME      RESERVES
                                                 FUND             FUND             FUND            FUND            FUND
                                             ------------    --------------    ------------    ------------    ------------
                                                4/1/05           4/1/05           4/1/05          4/1/05          4/1/05
                                                  to               to               to              to              to
                                               9/30/05          9/30/05          9/30/05         9/30/05         9/30/05
                                             ------------    --------------    ------------    ------------    ------------
INVESTMENT INCOME:
     Dividends                               $      3,318    $          336    $         --    $         --    $         --
     Interest                                          77                36             184           6,313             654
     Less: Foreign Taxes Withheld                     (12)              (11)             --              --              --
                                             ------------    --------------    ------------    ------------    ------------
       TOTAL INVESTMENT INCOME                      3,383               361             184           6,313             654
                                             ------------    --------------    ------------    ------------    ------------
EXPENSES:
     Investment Advisory Fees                         777               980              16             696              61
     Administrative Fees                              112               142               5             213              25
     Service Fees
       Advisor Class                                   19                 5              --               3              --
       Class A                                         --                --              --              --              --
       Class C                                         --                --              --              --              --
     Distribution Fees -- Class C                       1                --              --              --              --
     Transfer Agent Fees                              196               615              14             524              56
     Printing Fees                                     52                67               2             116              11
     Professional Fees                                 36                44               2              73               8
     Registration and Filing Fees                      30                25              21              41               9
     Website Fees                                       3                 4              --               6               1
     Directors' Fees                                    4                 5              --               7               1
     Custodian Fees                                     6                 8               4               8               4
     Miscellaneous Fees                                13                20               8              87               2
                                             ------------    --------------    ------------    ------------    ------------
       TOTAL EXPENSES                               1,249             1,915              72           1,774             178
                                             ------------    --------------    ------------    ------------    ------------
     Waiver of Investment Advisory Fees                --                --             (16)           (468)             --
     Reimbursement of Other Expenses by
       Adviser                                         --                --             (22)             --              --
     Expense Reduction (1)                             (1)               (8)             --              (1)             (1)
                                             ------------    --------------    ------------    ------------    ------------
       NET EXPENSES                                 1,248             1,907              34           1,305             177
                                             ------------    --------------    ------------    ------------    ------------
     NET INVESTMENT INCOME (LOSS)                   2,135            (1,546)            150           5,008             477
                                             ------------    --------------    ------------    ------------    ------------
     Net Realized Gain (Loss) from
       Security Transactions                       12,587             3,563              35            (307)             --
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments               11,429            25,287             (37)            687              --
                                             ------------    --------------    ------------    ------------    ------------
     NET REALIZED AND UNREALIZED GAIN
       (LOSS) ON INVESTMENTS                       24,016            28,850              (2)            380              --
                                             ------------    --------------    ------------    ------------    ------------
     INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                       $     26,151    $       27,304    $        148    $      5,388    $        477
                                             ============    ==============    ============    ============    ============

(1)  All expense reductions are for transfer agent expenses.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------

                                                      PBHG                         PBHG                      PBHG LARGE CAP
                                              EMERGING GROWTH FUND              GROWTH FUND             GROWTH CONCENTRATED FUND
                                           --------------------------    --------------------------    --------------------------
                                            4/1/05 to       4/1/04        4/1/05 to       4/1/04        4/1/05 to       4/1/04
                                             9/30/05          to           9/30/05          to           9/30/05          to
                                           (Unaudited)      3/31/05      (Unaudited)      3/31/05      (Unaudited)      3/31/05
                                           -----------    -----------    -----------    -----------    -----------    -----------
INVESTMENT ACTIVITIES:
   Net Investment Loss                     $    (1,220)   $    (2,990)   $    (4,114)   $    (9,801)   $      (870)   $    (1,232)
   Net Realized Gain from Security
     Transactions                               15,433         19,793         24,332         67,243          4,106         13,105
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments               2,399        (24,338)        35,233        (64,751)        13,030        (24,364)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                  16,612         (7,535)        55,451         (7,309)        16,266        (12,491)
                                           -----------    -----------    -----------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:(1)
   PBHG Class
   Shares Issued                                 7,780         24,509         15,066         37,804          1,357          8,562
   Shares Redeemed                             (34,189)      (110,861)      (100,092)      (303,633)       (26,949)       (59,936)
   Redemption Fees(2)                               --             --             --              1              1              4
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total PBHG Class Transactions               (26,409)       (86,352)       (85,026)      (265,828)       (25,591)       (51,370)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Advisor Class
   Shares Issued                                    --             --              9            971              5             24
   Shares Redeemed                                  --             --            (84)       (40,263)           (10)            (7)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Advisor Class Transactions                 --             --            (75)       (39,292)            (5)            17
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Class A
   Shares Issued                                    --             --             --             --             --             --
   Shares Redeemed                                  --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Class A Transactions                       --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Class C
   Shares Issued                                    --             --             --             --             --             11
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Class C Transactions                       --             --             --             --             --             11
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Decrease in Net Assets Derived from
     Capital Share Transactions                (26,409)       (86,352)       (85,101)      (305,120)       (25,596)       (51,342)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Decrease in Net Assets                 (9,797)       (93,887)       (29,650)      (312,429)        (9,330)       (63,833)
                                           -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS:
   Beginning of Period                         184,396        278,283        715,132      1,027,561        153,436        217,269
                                           -----------    -----------    -----------    -----------    -----------    -----------
   End of Period                           $   174,599    $   184,396    $   685,482    $   715,132    $   144,106    $   153,436
                                           ===========    ===========    ===========    ===========    ===========    ===========
   Accumulated Net Investment Loss         $    (1,220)   $        --    $    (4,114)   $        --    $      (870)   $        --
                                           ===========    ===========    ===========    ===========    ===========    ===========

(1) See Note 5 on page 120.
(2) See Note 2 -- Other on pages 115 and 116.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                      PBHG                          PBHG                     PBHG STRATEGIC
                                              LARGE CAP GROWTH FUND          SELECT GROWTH FUND            SMALL COMPANY FUND
                                           --------------------------    --------------------------    --------------------------
                                            4/1/05 to       4/1/04        4/1/05 to       4/1/04        4/1/05 to       4/1/04
                                             9/30/05          to           9/30/05          to           9/30/05          to
                                           (Unaudited)      3/31/05      (Unaudited)      3/31/05      (Unaudited)      3/31/05
                                           -----------    -----------    -----------    -----------    -----------    -----------
INVESTMENT ACTIVITIES:
   Net Investment Loss                     $      (489)   $      (725)   $      (985)   $    (2,579)   $      (244)   $      (706)
   Net Realized Gain from Security
     Transactions                                4,255          9,830          3,906         15,386          3,391         11,011
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments               7,946        (13,947)        11,077        (21,263)           731         (7,871)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                  11,712         (4,842)        13,998         (8,456)         3,878          2,434
                                           -----------    -----------    -----------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:(1)
   PBHG Class
   Shares Issued                                 5,809         20,396          2,116          6,180          2,565          8,434
   Shares Redeemed                             (24,916)       (56,319)       (27,489)       (65,149)        (6,539)       (29,474)
   Redemption Fees(2)                               --             --             --              2             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total PBHG Class Transactions               (19,107)       (35,923)       (25,373)       (58,967)        (3,974)       (21,040)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Advisor Class
   Shares Issued                                    50            112             --             --            234            410
   Shares Redeemed                                 (59)          (327)            --             --           (414)          (709)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Advisor Class Transactions                 (9)          (215)            --             --           (180)          (299)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Class A
   Shares Issued                                    --             --             --             --             86             --
   Shares Redeemed                                  --            (20)            --             --             --             (6)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Class A Transactions                       --            (20)            --             --             86             (6)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Class C
   Shares Issued                                    --             13             --             --             --              7
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Class C Transactions                       --             13             --             --             --              7
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Decrease in Net Assets Derived from
     Capital Share Transactions                (19,116)       (36,145)       (25,373)       (58,967)        (4,068)       (21,338)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Decrease in Net Assets                 (7,404)       (40,987)       (11,375)       (67,423)          (190)       (18,904)
                                           -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS:
   Beginning of Period                         144,395        185,382        163,719        231,142         52,836         71,740
                                           -----------    -----------    -----------    -----------    -----------    -----------
   End of Period                           $   136,991    $   144,395    $   152,344    $   163,719    $    52,646    $    52,836
                                           ===========    ===========    ===========    ===========    ===========    ===========
   Accumulated Net Investment Loss         $      (489)   $        --    $      (985)   $        --    $      (244)   $        --
                                           ===========    ===========    ===========    ===========    ===========    ===========

(1) See Note 5 on page 120.
(2) See Note 2 -- Other on pages 115 and 116.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------

                                                     ANALYTIC                       PBHG                          PBHG
                                             DISCIPLINED EQUITY FUND            FOCUSED FUND                 LARGE CAP FUND
                                           --------------------------    --------------------------    --------------------------
                                            4/1/05 to       4/1/04        4/1/05 to       4/1/04        4/1/05 to       4/1/04
                                             9/30/05          to           9/30/05          to           9/30/05          to
                                           (Unaudited)      3/31/05      (Unaudited)      3/31/05      (Unaudited)      3/31/05
                                           -----------    -----------    -----------    -----------    -----------    -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)            $       105    $       354    $         4    $        88    $       407    $     1,145
   Net Realized Gain from Security
     Transactions and Futures                    3,039          4,327            408          1,915          3,057         13,041
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and
     Futures                                      (363)           302            567           (350)           541        (10,070)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Net Increase in Net Assets
     Resulting from Operations                   2,781          4,983            979          1,653          4,005          4,116
                                           -----------    -----------    -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
      PBHG Class                                    --           (437)            --             --             --         (1,533)
      Advisor Class                                 --             --             --             --             --             (4)
      Class A                                       --             (1)            --             --             --             (1)
      Class C                                       --             --             --             --             --             --
   Net Realized Gains from Security
     Transactions
      PBHG Class                                    --             --             --             --             --             --
      Advisor Class                                 --             --             --             --             --             --
      Class A                                       --             --             --             --             --             --
      Class C                                       --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Distributions                              --           (438)            --             --             --         (1,538)
                                           -----------    -----------    -----------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:(1)
   PBHG Class
   Shares Issued                                 2,551          8,096          3,298          2,981          2,780         12,152
   Shares Issued upon Reinvestment of
     Distributions                                  --            430             --             --             --          1,491
   Shares Redeemed                              (8,695)       (23,493)        (3,466)       (11,475)       (25,852)      (108,886)
   Redemption Fees(2)                               --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total PBHG Class Transactions                (6,144)       (14,967)          (168)        (8,494)       (23,072)       (95,243)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Advisor Class
   Shares Issued                                    --             --             --             --             89            152
   Shares Issued upon Reinvestment of
     Distributions                                  --             --             --             --             --              4
   Shares Redeemed                                  --             --             --             --           (109)          (437)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Advisor Class Transactions                 --             --             --             --            (20)          (281)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Class A
   Shares Issued                                   194            167             --             --             --             --
   Shares Issued upon Reinvestment of
     Distributions                                  --              1             --             --             --             --
   Shares Redeemed                                 (61)           (94)            --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Class A Transactions                      133             74             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Class C
   Shares Issued                                    43              5             --             --             --             --
   Shares Issued upon Reinvestment of
     Distributions                                  --             --             --             --             --             --
   Shares Redeemed                                 (10)            --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Class C Transactions                       33              5             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Increase (Decrease) in Net Assets
     Derived from
     Capital Share Transactions                 (5,978)       (14,888)          (168)        (8,494)       (23,092)       (95,524)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Increase (Decrease) in Net
     Assets                                     (3,197)       (10,343)           811         (6,841)       (19,087)       (92,946)
                                           -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS:
   Beginning of Period                          55,485         65,828         19,849         26,690        122,595        215,541
                                           -----------    -----------    -----------    -----------    -----------    -----------
   End of Period                           $    52,288    $    55,485    $    20,660    $    19,849    $   103,508    $   122,595
                                           ===========    ===========    ===========    ===========    ===========    ===========
   Undistributed Net Investment Income
     (Accumulated Net Investment Loss)     $       159    $        54    $        92    $        88    $       407    $        --
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                                      PBHG FUNDS

                                                      PBHG                          PBHG                        CLIPPER
                                                  MID-CAP FUND                 SMALL CAP FUND                  FOCUS FUND
                                           --------------------------    --------------------------    --------------------------
                                            4/1/05 to       4/1/04        4/1/05 to       4/1/04        4/1/05 to       4/1/04
                                             9/30/05          to           9/30/05          to           9/30/05          to
                                           (Unaudited)      3/31/05      (Unaudited)      3/31/05      (Unaudited)      3/31/05
                                           -----------    -----------    -----------    -----------    -----------    -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)            $      (579)   $      (826)   $      (142)   $      (769)   $     2,746    $     4,109
   Net Realized Gain from Security
     Transactions and Futures                    7,300         56,606          2,261         14,973         14,760         41,355
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and
     Futures                                    31,588        (15,726)           626        (11,089)        17,409         32,281
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Net Increase in Net Assets
     Resulting from Operations                  38,309         40,054          2,745          3,115         34,915         77,745
                                           -----------    -----------    -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
      PBHG Class                                    --             --             --             --             --         (3,938)
      Advisor Class                                 --             --             --             --             --             (2)
      Class A                                       --             --             --             --             --            (10)
      Class C                                       --             --             --             --             --             --
   Net Realized Gains from Security
     Transactions
      PBHG Class                                    --        (39,243)            --             --             --        (16,581)
      Advisor Class                                 --           (611)            --             --             --            (18)
      Class A                                       --            (21)            --             --             --            (82)
      Class C                                       --             (9)            --             --             --           (134)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Distributions                              --        (39,884)            --             --             --        (20,765)
                                           -----------    -----------    -----------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:(1)
   PBHG Class
   Shares Issued                                26,488        106,495          1,874          6,637        123,551        554,700
   Shares Issued upon Reinvestment of
     Distributions                                  --         37,961             --             --             --         19,907
   Shares Redeemed                             (72,227)      (141,549)        (8,856)       (51,678)      (215,522)      (384,908)
   Redemption Fees(2)                               --              3             --             --             --              2
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total PBHG Class Transactions               (45,739)         2,910         (6,982)       (45,041)       (91,971)       189,701
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Advisor Class
   Shares Issued                                 1,546          3,466             --             67             37          1,112
   Shares Issued upon Reinvestment of
     Distributions                                  --            611             --             --             --             18
   Shares Redeemed                              (2,031)        (2,109)           (14)          (146)           (73)        (1,021)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Advisor Class Transactions               (485)         1,968            (14)           (79)           (36)           109
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Class A
   Shares Issued                                     1             95              9             10            665          3,977
   Shares Issued upon Reinvestment of
     Distributions                                  --             18             --             --             --             81
   Shares Redeemed                                 (42)           (45)            --             --         (1,279)        (1,062)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Class A Transactions                      (41)            68              9             10           (614)         2,996
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Class C
   Shares Issued                                    74             76             --              5          1,579          7,461
   Shares Issued upon Reinvestment of
     Distributions                                  --              9             --             --             --            126
   Shares Redeemed                                 (10)            (7)            --             --         (1,008)          (881)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Class C Transactions                       64             78             --              5            571          6,706
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Increase (Decrease) in Net Assets
     Derived from
     Capital Share Transactions                (46,201)         5,024         (6,987)       (45,105)       (92,050)       199,512
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Increase (Decrease) in Net
     Assets                                     (7,892)         5,194         (4,242)       (41,990)       (57,135)       256,492
                                           -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS:
   Beginning of Period                         464,500        459,306         60,724        102,714      1,391,058      1,134,566
                                           -----------    -----------    -----------    -----------    -----------    -----------
   End of Period                           $   456,608    $   464,500    $    56,482    $    60,724    $ 1,333,923    $ 1,391,058
                                           ===========    ===========    ===========    ===========    ===========    ===========
   Undistributed Net Investment Income
     (Accumulated Net Investment Loss)     $      (579)   $        --    $      (142)   $        --    $     2,900    $       154
                                           ===========    ===========    ===========    ===========    ===========    ===========

(1) See Note 5 on page 120.
(2) See Note 2 on page 116.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000) -- Concluded
--------------------------------------------------------------------------------

                                                      TS&W                        HEITMAN                  PBHG TECHNOLOGY &
                                              SMALL CAP VALUE FUND               REIT FUND                COMMUNICATIONS FUND
                                           --------------------------    --------------------------    --------------------------
                                            4/1/05 to       4/1/04        4/1/05 to       4/1/04        4/1/05 to       4/1/04
                                             9/30/05          to           9/30/05          to           9/30/05          to
                                           (Unaudited)      3/31/05      (Unaudited)      3/31/05      (Unaudited)      3/31/05
                                           -----------    -----------    -----------    -----------    -----------    -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)            $      (208)   $      (418)   $     2,135    $     3,667    $    (1,546)   $    (3,494)
   Net Realized Gain (Loss) from
     Security Transactions and Futures           5,076          1,308         12,587         12,851          3,563          4,653
   Net Realized Loss on Termination of
     Wrapper Contracts(1)                           --             --             --             --             --             --
   Net Increase from Payments by
     Affiliates(1)                                  --             --             --             --             --             --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, and
     Futures                                     2,540         12,155         11,429         (3,522)        25,287        (11,062)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                   7,408         13,045         26,151         12,996         27,304         (9,903)
                                           -----------    -----------    -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
      PBHG Class                                    --             --         (1,978)        (3,336)            --             --
      Advisor Class                                 --             --           (152)          (327)            --             --
      Class A                                       --             --             (2)            (1)            --             --
      Class C                                       --             --             (3)            (3)            --             --
   Net Realized Gains from Security
     Transactions
      PBHG Class                                    --         (1,329)        (2,664)       (10,792)            --             --
      Advisor Class                                 --             --           (225)        (1,123)            --             --
      Class A                                       --             (9)            (3)            (5)            --             --
      Class C                                       --             (9)            (8)           (17)            --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Distributions                              --         (1,347)        (5,035)       (15,604)            --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:(2)
   PBHG Class
   Shares Issued                                 4,492         72,818         37,139         70,538          6,924         17,197
   Shares Issued upon Reinvestment of
     Distributions                                  --          1,284          3,467         10,021             --             --
   Shares Redeemed                             (27,843)       (19,475)       (21,883)       (66,994)       (37,338)       (92,058)
   Redemption Fees(3)                               --             10              1              8             --              1
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total PBHG Class Transactions               (23,351)        54,637         18,724         13,573        (30,414)       (74,860)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Advisor Class
   Shares Issued                                    --             --            775            821            297          2,477
   Shares Issued upon Reinvestment of
     Distributions                                  --             --            371          1,421             --             --
   Shares Redeemed                                  --             --         (1,893)        (5,876)        (9,048)        (7,829)
   Redemption Fees(3)                               --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Advisor Class Transactions                 --             --           (747)        (3,634)        (8,751)        (5,352)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Class A
   Shares Issued                                     5            647            100             --             --             --
   Shares Issued upon Reinvestment of
     Distributions                                  --              9              5              6             --             --
   Shares Redeemed                                 (34)           (88)            (1)            --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Class A Transactions                      (29)           568            104              6             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Class C
   Shares Issued                                    19            793            316             61             --             --
   Shares Issued upon Reinvestment of
     Distributions                                  --              9             11             19             --             --
   Shares Redeemed                                 (19)           (14)           (10)            --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Class C Transactions                       --            788            317             80             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Increase (Decrease) in Net Assets
     Derived from Capital Share
     Transactions                              (23,380)        55,993         18,398         10,025        (39,165)       (80,212)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Increase (Decrease) in Net
     Assets                                    (15,972)        67,691         39,514          7,417        (11,861)       (90,115)
                                           -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS:
   Beginning of Period                          93,595         25,904        159,278        151,861        238,410        328,525
                                           -----------    -----------    -----------    -----------    -----------    -----------
   End of Period                           $    77,623    $    93,595    $   198,792    $   159,278    $   226,549    $   238,410
                                           ===========    ===========    ===========    ===========    ===========    ===========
   Undistributed Net Investment Income
     (Accumulated Net Investment Loss/
     Distributions in Excess of Net
     Investment Income)                    $      (211)   $        (3)   $     1,180    $     1,180    $    (1,546)   $        --
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                                      PBHG FUNDS

                                              DWIGHT INTERMEDIATE            DWIGHT SHORT TERM                  PBHG
                                               FIXED INCOME FUND             FIXED INCOME FUND            CASH RESERVES FUND
                                           --------------------------    --------------------------    --------------------------
                                            4/1/05 to       4/1/04        4/1/05 to       4/1/04        4/1/05 to       4/1/04
                                             9/30/05          to           9/30/05          to           9/30/05          to
                                           (Unaudited)      3/31/05      (Unaudited)      3/31/05      (Unaudited)      3/31/05
                                           -----------    -----------    -----------    -----------    -----------    -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)            $       150    $       234    $     5,008    $    20,930    $       477    $       418
   Net Realized Gain (Loss) from
     Security Transactions and Futures              35             42           (307)         4,207             --             --
   Net Realized Loss on Termination of
     Wrapper Contracts(1)                           --             --             --        (15,258)            --             --
   Net Increase from Payments by
     Affiliates(1)                                  --             --             --          7,420             --             --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, and
     Futures                                       (37)           (23)           687         (1,671)            --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                     148            253          5,388         15,628            477            418
                                           -----------    -----------    -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
      PBHG Class                                  (147)          (239)        (4,982)       (23,747)          (478)          (418)
      Advisor Class                                 --             --            (26)          (135)            --             --
      Class A                                       (1)            (2)            (1)            (1)            --             --
      Class C                                       (1)            (1)            (1)            (1)            --             --
   Net Realized Gains from Security
     Transactions
      PBHG Class                                    --           (132)            --         (2,441)            --             --
      Advisor Class                                 --             --             --            (18)            --             --
      Class A                                       --             (1)            --             --             --             --
      Class C                                       --             (2)            --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Distributions                            (149)          (377)        (5,010)       (26,343)          (478)          (418)
                                           -----------    -----------    -----------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:(2)
   PBHG Class
   Shares Issued                                 1,309          2,628          5,794        240,141         10,721         31,515
   Shares Issued upon Reinvestment of
     Distributions                                 146            369          4,961         25,737            456            341
   Shares Redeemed                                (735)        (1,949)       (95,439)    (1,287,429)       (13,523)       (44,041)
   Redemption Fees(3)                               --             --             --             72             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total PBHG Class Transactions                   720          1,048        (84,684)    (1,021,479)        (2,346)       (12,185)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Advisor Class
   Shares Issued                                    --             --             --          2,081             --             --
   Shares Issued upon Reinvestment of
     Distributions                                  --             --             24            142             --             --
   Shares Redeemed                                  --             --           (824)        (7,858)            --             --
   Redemption Fees3                                 --             --             --             (6)            --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Advisor Class Transactions                 --             --           (800)        (5,641)            --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Class A
   Shares Issued                                    --             --             --             --             --             --
   Shares Issued upon Reinvestment of
     Distributions                                   1              3              1              1             --             --
   Shares Redeemed                                  --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Class A Transactions                        1              3              1              1             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Class C
   Shares Issued                                    32             --             --             --             --             --
   Shares Issued upon Reinvestment of
     Distributions                                   1              2              1              1             --             --
   Shares Redeemed                                  --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Class C Transactions                       33              2              1              1             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Increase (Decrease) in Net Assets
     Derived from Capital Share
     Transactions                                  754          1,053        (85,482)    (1,027,118)        (2,346)       (12,185)
                                           -----------    -----------    -----------    -----------    -----------    -----------
   Total Increase (Decrease) in Net
     Assets                                        753            929        (85,104)    (1,037,833)        (2,347)       (12,185)
                                           -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS:
   Beginning of Period                           7,425          6,496        394,581      1,432,414         41,720         53,905
                                           -----------    -----------    -----------    -----------    -----------    -----------
   End of Period                           $     8,178    $     7,425    $   309,477    $   394,581    $    39,373    $    41,720
                                           ===========    ===========    ===========    ===========    ===========    ===========
   Undistributed Net Investment Income
     (Accumulated Net Investment Loss/
     Distributions in Excess of Net
     Investment Income)                    $         1    $        --    $        (7)   $        (5)   $        (1)   $        --
                                           ===========    ===========    ===========    ===========    ===========    ===========

(1) See Note 2 on page 113.
(2) See Note 5 on page 120.
(3) See Note 2 on page 116.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Share Outstanding Throughout Each Year or Period ended March 31, (unless otherwise noted)

                     NET                                     REALIZED AND
                    ASSET                                     UNREALIZED                    DISTRIBUTIONS
                    VALUE         NET                          GAINS OR          TOTAL        FROM NET
                  BEGINNING    INVESTMENT       REDEMPTION     (LOSSES)          FROM        INVESTMENT
                  OF PERIOD      LOSS              FEES      ON SECURITIES    OPERATIONS       INCOME
                  ----------   ----------       ----------   -------------    ----------    -------------
PBHG EMERGING GROWTH FUND
-------------------------

 PBHG CLASS
 2005**           $    12.42   $    (0.09)(1)           --   $        1.27    $     1.18               --
 2005                  12.66        (0.16)(1)           --           (0.08)        (0.24)              --
 2004                   7.94        (0.16)(1)           --            4.88          4.72               --
 2003                  14.23        (0.14)              --           (6.15)        (6.29)              --
 2002                  15.96        (0.17)(1)           --           (1.56)        (1.73)              --
 2001                  40.00        (0.10)(1)           --          (21.81)       (21.91)              --

 CLASS A
 2005**           $    12.36   $    (0.10)(1)           --   $        1.26    $     1.16               --
 2005                  12.63        (0.19)(1)           --           (0.08)        (0.27)              --
 2004++                12.03        (0.10)(1)           --            0.70          0.60               --

 CLASS C
 2005**           $    12.22   $    (0.15)(1)           --   $        1.25    $     1.10               --
 2005                  12.59        (0.28)(1)           --           (0.09)        (0.37)              --
 2004++                12.03        (0.15)(1)           --            0.71          0.56               --

PBHG GROWTH FUND
----------------

 PBHG CLASS
 2005**           $    18.36   $    (0.11)(1)           --   $        1.60    $     1.49               --
 2005                  18.34        (0.19)(1)           --            0.21          0.02               --
 2004                  13.90        (0.20)(1)           --            4.64          4.44               --
 2003                  18.94        (0.17)(1)           --           (4.87)        (5.04)              --
 2002                  21.74        (0.20)(1)           --           (2.60)        (2.80)              --
 2001                  58.73        (0.20)(1)           --          (30.53)       (30.73)              --

 ADVISOR CLASS
 2005**           $    17.94   $    (0.13)(1)           --   $        1.56    $     1.43               --
 2005                  17.98        (0.24)(1)           --            0.20         (0.04)              --
 2004                  13.66        (0.24)(1)           --            4.56          4.32               --
 2003                  18.66        (0.21)(1)           --           (4.79)        (5.00)              --
 2002                  21.46        (0.26)(1)           --           (2.54)        (2.80)              --
 2001                  58.19        (0.30)(1)           --          (30.17)       (30.47)              --

 CLASS A
 2005**           $    18.29   $    (0.13)(1)           --   $        1.59    $     1.46               --
 2005                  18.32        (0.25)(1)           --            0.22         (0.03)              --
 2004++                16.68        (0.13)(1)           --            1.77          1.64               --

 CLASS C
 2005**           $    18.09   $    (0.20)(1)           --   $        1.57    $     1.37               --
 2005                  18.25        (0.38)(1)           --            0.22         (0.16)              --
 2004++                16.68        (0.20)(1)           --            1.77          1.57               --

                                                       NET                          NET
                  DISTRIBUTIONS                       ASSET                        ASSETS
                      FROM                            VALUE                         END
                     CAPITAL           TOTAL           END         TOTAL         OF PERIOD
                      GAINS        DISTRIBUTIONS    OF PERIOD      RETURN          (000)
                  -------------    -------------    ----------   ----------     ------------
PBHG EMERGING GROWTH FUND
-------------------------

 PBHG CLASS
 2005**                      --               --    $    13.60         9.50%    $    174,487
 2005                        --               --         12.42        (1.90)%        184,294
 2004                        --               --         12.66        59.45%         278,178
 2003                        --               --          7.94       (44.20)%        201,460
 2002                        --               --         14.23       (10.84)%        408,161
 2001             $       (2.13)   $       (2.13)        15.96       (56.95)%        538,294

 CLASS A
 2005**                      --               --    $    13.52         9.39%    $         56
 2005                        --               --         12.36        (2.14)%             51
 2004++                      --               --         12.63         4.99%+             53

 CLASS C
 2005**                      --               --    $    13.32         9.00%    $         56
 2005                        --               --         12.22        (2.94)%             51
 2004++                      --               --         12.59         4.66%+             52

PBHG GROWTH FUND
----------------

 PBHG CLASS
 2005**                      --               --    $    19.85         8.12%    $    685,312
 2005                        --               --         18.36         0.11%         714,903
 2004                        --               --         18.34        31.94%         986,917
 2003                        --               --         13.90       (26.61)%      1,118,887
 2002                        --               --         18.94       (12.88)%      1,925,422
 2001             $       (6.26)   $       (6.26)        21.74       (56.57)%      2,883,036

 ADVISOR CLASS
 2005**                      --               --    $    19.37         7.97%    $         53
 2005                        --               --         17.94        (0.22)%            120
 2004                        --               --         17.98        31.63%          40,534
 2003                        --               --         13.66       (26.80)%         33,619
 2002                        --               --         18.66       (13.05)%         50,259
 2001             $       (6.26)   $       (6.26)        21.46       (56.65)%         69,469

 CLASS A
 2005**                      --               --    $    19.75         7.98%    $         59
 2005                        --               --         18.29        (0.16)%             55
 2004++                      --               --         18.32         9.83%+             55

 CLASS C
 2005**                      --               --    $    19.46         7.57%    $         58
 2005                        --               --         18.09        (0.88)%             54
 2004++                      --               --         18.25         9.41%+             55

                                                       RATIO            RATIO OF NET
                                                     OF EXPENSES       INVESTMENT LOSS
                                                     TO AVERAGE          TO AVERAGE
                                                     NET ASSETS          NET ASSETS
                                                     (EXCLUDING          (EXCLUDING
                                                      WAIVERS,            WAIVERS,
                                  RATIO OF NET        EXPENSES            EXPENSES
                    RATIO          INVESTMENT         BORNE BY            BORNE BY
                  OF EXPENSES         LOSS            ADVISER            ADVISER AND           PORTFOLIO
                  TO AVERAGE       TO AVERAGE        AND EXPENSE           EXPENSE             TURNOVER
                  NET ASSETS       NET ASSETS       REDUCTION)^^^        REDUCTION)^^^           RATE
                  -----------     ------------      --------------     -----------------      ----------
PBHG EMERGING GROWTH FUND
-------------------------

 PBHG CLASS
 2005**                  1.50%*          (1.34)%*             1.50%*               (1.34)%*        26.71%+
 2005                    1.46%           (1.36)%              1.47%                (1.37)%         68.28%
 2004                    1.40%           (1.30)%              1.41%                (1.31)%         96.38%
 2003                    1.55%           (1.44)%              1.55%                (1.44)%        218.32%
 2002                    1.39%           (1.06)%              1.39%                (1.07)%        150.95%
 2001                    1.26%           (0.33)%              1.26%                (0.33)%         89.91%

 CLASS A
 2005**                  1.75%*          (1.59)%*             1.75%*               (1.59)%*        26.71%+
 2005                    1.71%           (1.61)%              1.72%                (1.62)%         68.28%
 2004++                  1.62%*          (1.57)%*             1.63%*               (1.58)%*        96.38%+

 CLASS C
 2005**                  2.50%*          (2.34)%*             2.50%*               (2.34)%*        26.71%+
 2005                    2.46%           (2.36)%              2.47%                (2.37)%         68.28%
 2004++                  2.37%*          (2.32)%*             2.38%*               (2.33)%*        96.38%+

PBHG GROWTH FUND
----------------

 PBHG CLASS
 2005**                  1.44%*          (1.16)%*             1.44%*               (1.16)%*         7.89%+
 2005                    1.40%           (1.16)%              1.40%                (1.16)%         36.93%
 2004                    1.38%           (1.16)%              1.39%                (1.17)%        163.61%
 2003                    1.42%           (1.12)%              1.42%                (1.12)%        167.87%
 2002                    1.33%           (0.95)%              1.33%                (0.96)%        170.67%
 2001                    1.25%           (0.46)%              1.25%                (0.46)%        104.48%

 ADVISOR CLASS
 2005**                  1.69%*          (1.43)%*             1.69%*               (1.43)%*         7.89%+
 2005                    1.65%           (1.39)%              1.65%                (1.39)%         36.93%
 2004                    1.63%           (1.42)%              1.64%                (1.43)%        163.61%
 2003                    1.67%           (1.37)%              1.67%                (1.37)%        167.87%
 2002                    1.58%           (1.20)%              1.58%                (1.22)%        170.67%
 2001                    1.50%           (0.71)%              1.50%                (0.71)%        104.48%

 CLASS A
 2005**                  1.69%*          (1.41)%*             1.69%*               (1.41)%*         7.89%+
 2005                    1.65%           (1.41)%              1.65%                (1.41)%         36.93%
 2004++                  1.61%*          (1.42)%*             1.62%*               (1.43)%*       163.61%+

 CLASS C
 2005**                  2.44%*          (2.16)%*             2.44%*               (2.16)%*         7.89%+
 2005                    2.40%           (2.16)%              2.40%                (2.16)%         36.93%
 2004++                  2.36%*          (2.17)%*             2.37%*               (2.18)%*       163.61%+

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                     NET                                     REALIZED AND
                    ASSET                                     UNREALIZED                    DISTRIBUTIONS
                    VALUE         NET                          GAINS OR          TOTAL        FROM NET
                  BEGINNING    INVESTMENT       REDEMPTION     (LOSSES)          FROM        INVESTMENT
                  OF PERIOD       LOSS             FEES      ON SECURITIES    OPERATIONS       INCOME
                  ----------   ----------       ----------   -------------    ----------    -------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND
---------------------------------------

 PBHG CLASS
 2005**           $    14.03   $    (0.09)(1)           --   $        1.71    $     1.62               --
 2005                  15.12        (0.09)(1)           --           (1.00)        (1.09)              --
 2004                  11.35        (0.17)(1)           --            3.94          3.77               --
 2003                  15.15        (0.09)(1)           --           (3.71)        (3.80)              --
 2002                  17.81        (0.11)(1)           --           (2.55)        (2.66)              --
 2001                  44.34        (0.12)(1)           --          (22.04)       (22.16)              --

 ADVISOR CLASS
 2005**           $    13.89   $    (0.10)(1)           --   $        1.68    $     1.58               --
 2005                  15.01        (0.13)(1)           --           (0.99)        (1.12)              --
 2004                  11.30        (0.21)(1)           --            3.92          3.71               --
 2003                  15.10        (0.12)(1)           --           (3.68)        (3.80)              --
 2002                  17.80        (0.16)(1)           --           (2.54)        (2.70)              --
 2001(2)               25.20        (0.02)(1)           --           (7.38)        (7.40)              --

CLASS A
 2005**           $    13.97   $    (0.10)(1)           --   $        1.70    $     1.60               --
 2005                  15.10        (0.13)(1)           --           (1.00)        (1.13)              --
 2004++                13.31        (0.12)(1)           --            1.91          1.79               --

CLASS C
 2005**           $    13.82   $    (0.16)(1)           --   $        1.68    $     1.52               --
 2005                  15.05        (0.24)(1)           --           (0.99)        (1.23)              --
 2004++                13.31        (0.17)(1)           --            1.91          1.74               --

PBHG LARGE CAP GROWTH FUND
--------------------------

 PBHG CLASS
 2005**           $    19.20   $    (0.07)(1)           --   $        1.72    $     1.65               --
 2005                  19.80        (0.08)(1)           --           (0.52)        (0.60)              --
 2004                  15.10        (0.15)(1)           --            4.85          4.70               --
 2003                  19.67        (0.11)(1)           --           (4.46)        (4.57)              --
 2002                  22.90        (0.14)(1)           --           (3.09)        (3.23)              --
 2001                  38.37        (0.05)(1)           --          (13.48)       (13.53)              --

 ADVISOR CLASS
 2005**           $    18.99   $    (0.09)(1)           --   $        1.70    $     1.61               --
 2005                  19.64        (0.14)(1)           --           (0.51)        (0.65)              --
 2004                  15.02        (0.19)(1)           --            4.81          4.62               --
 2003                  19.62        (0.15)(1)           --           (4.45)        (4.60)              --
 2002                  22.89        (0.19)(1)           --           (3.08)        (3.27)              --
 2001(2)               29.10        (0.03)(1)           --           (6.18)        (6.21)              --

 CLASS A
 2005**           $    19.12   $    (0.09)(1)           --   $        1.71    $     1.62               --
 2005                  19.77        (0.14)(1)           --           (0.51)        (0.65)              --
 2004+++               17.45        (0.14)(1)           --            2.46          2.32               --

 CLASS C
 2005**           $    18.88   $    (0.17)(1)           --   $        1.70    $     1.53               --
 2005                  19.67        (0.27)(1)           --           (0.52)        (0.79)              --
 2004+++               17.45        (0.23)(1)           --            2.45          2.22               --

                                                       NET                          NET
                  DISTRIBUTIONS                       ASSET                        ASSETS
                      FROM                            VALUE                         END
                     CAPITAL           TOTAL           END         TOTAL         OF PERIOD
                      GAINS        DISTRIBUTIONS    OF PERIOD      RETURN          (000)
                  -------------    -------------    ----------   ----------     ------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND
---------------------------------------

 PBHG CLASS
 2005**                      --               --    $    15.65        11.55%    $    143,867
 2005                        --               --         14.03        (7.21)%        153,215
 2004                        --               --         15.12        33.22%         217,059
 2003                        --               --         11.35       (25.08)%        209,192
 2002                        --               --         15.15       (14.94)%        333,115
 2001             $       (4.37)   $       (4.37)        17.81       (53.84)%        501,921

 ADVISOR CLASS
 2005**                      --               --    $    15.47        11.38%    $        112
 2005                        --               --         13.89        (7.46)%            107
 2004                        --               --         15.01        32.83%              96
 2003                        --               --         11.30       (25.17)%             63
 2002                        --               --         15.10       (15.17)%             60
 2001(2)                     --               --         17.80       (29.37)%+            71

CLASS A
 2005**                      --               --    $    15.57        11.45%    $         59
 2005                        --               --         13.97        (7.48)%             52
 2004++                      --               --         15.10        13.45%+             57

CLASS C
 2005**                      --               --    $    15.34        11.00%    $         68
 2005                        --               --         13.82        (8.17)%             62
 2004++                      --               --         15.05        13.07%+             57

PBHG LARGE CAP GROWTH FUND
--------------------------

 PBHG CLASS
 2005**                      --               --    $    20.85         8.59%    $    136,522
 2005                        --               --         19.20        (3.03)%        143,955
 2004                        --               --         19.80        31.13%         184,688
 2003                        --               --         15.10       (23.23)%        172,972
 2002                        --               --         19.67       (14.10)%        258,297
 2001             $       (1.94)   $       (1.94)        22.90       (36.55)%        327,689

 ADVISOR CLASS
 2005**                      --               --    $    20.60         8.48%    $        336
 2005                        --               --         18.99        (3.31)%            318
 2004                        --               --         19.64        30.76%             561
 2003                        --               --         15.02       (23.45)%            497
 2002                        --               --         19.62       (14.29)%            156
 2001(2)                     --               --         22.89       (21.34)%+            79

 CLASS A
 2005**                      --               --    $    20.74         8.47%    $         60
 2005                        --               --         19.12        (3.29)%             55
 2004+++                     --               --         19.77        13.30%+             77

 CLASS C
 2005**                      --               --    $    20.41         8.10%    $         73
 2005                        --               --         18.88        (4.02)%             67
 2004+++                     --               --         19.67        12.72%+             56

                                                       RATIO            RATIO OF NET
                                                     OF EXPENSES       INVESTMENT LOSS
                                                     TO AVERAGE          TO AVERAGE
                                                     NET ASSETS          NET ASSETS
                                                     (EXCLUDING          (EXCLUDING
                                                      WAIVERS,            WAIVERS,
                                  RATIO OF NET        EXPENSES            EXPENSES
                    RATIO          INVESTMENT         BORNE BY            BORNE BY
                  OF EXPENSES         LOSS             ADVISER            ADVISER AND          PORTFOLIO
                  TO AVERAGE       TO AVERAGE        AND EXPENSE           EXPENSE             TURNOVER
                  NET ASSETS       NET ASSETS       REDUCTION)^^^        REDUCTION)^^^           RATE
                  -----------     ------------      --------------     -----------------      ----------
PBHG LARGE CAP GROWTH CONCENTRATED FUND
---------------------------------------

 PBHG CLASS
 2005**                  1.49%*          (1.17)%*          1.49% *                 (1.17)%*        14.74%+
 2005                    1.46%           (0.64)%              1.46%                (0.64)%         41.95%
 2004                    1.46%           (1.24)%              1.47%                (1.25)%         73.65%
 2003                    1.48%           (0.74)%              1.48%                (0.74)%        156.30%
 2002                    1.36%           (0.66)%              1.36%                (0.67)%        152.53%
 2001                    1.23%           (0.34)%              1.23%                (0.34)%        142.46%

 ADVISOR CLASS
 2005**                  1.74%*          (1.42)%*             1.74%*               (1.42)%*        14.74%+
 2005                    1.71%           (0.85)%              1.71%                (0.85)%         41.95%
 2004                    1.71%           (1.50)%              1.72%                (1.51)%         73.65%
 2003                    1.73%           (1.00)%              1.73%                (1.00)%        156.30%
 2002                    1.61%           (0.91)%              1.61%                (0.92)%        152.53%
 2001(2)                 1.54%*          (0.40)%*             1.54%*               (0.40)%*       142.46%+

 CLASS A
 2005**                  1.74%*          (1.42)%*             1.74%*               (1.42)%*        14.74%+
 2005                    1.71%           (0.88)%              1.71%                (0.88)%         41.95%
 2004 ++                 1.70%*          (1.56)%*             1.71%*               (1.57)%*        73.65%+

 CLASS C
 2005**                  2.49%*          (2.17)%*             2.49%*               (2.17)%*        14.74%+
 2005                    2.46%           (1.60)%              2.46%                (1.60)%         41.95%
 2004++                  2.45%*          (2.31)%*             2.46%*               (2.32)%*        73.65%+

PBHG LARGE CAP GROWTH FUND
--------------------------

 PBHG CLASS
 2005**                  1.34%*          (0.69)%*             1.34%*               (0.69)%*        12.29%+
 2005                    1.32%           (0.43)%              1.32%                (0.43)%         35.70%
 2004                    1.34%           (0.83)%              1.35%                (0.84)%         63.17%
 2003                    1.33%           (0.67)%              1.33%                (0.67)%        124.58%
 2002                    1.26%           (0.62)%              1.26%                (0.63)%        148.93%
 2001                    1.18%           (0.14)%              1.18%                (0.14)%        146.18%

 ADVISOR CLASS
 2005**                  1.59%*          (0.94)%*             1.59%*               (0.94)%*        12.29%+
 2005                    1.57%           (0.72)%              1.57%                (0.72)%         35.70%
 2004                    1.59%           (1.09)%              1.60%                (1.10)%         63.17%
 2003                    1.58%           (0.93)%              1.58%                (0.93)%        124.58%
 2002                    1.51%           (0.87)%              1.51%                (0.88)%        148.93%
 2001(2)                 1.43%*          (0.42)%*             1.43%*               (0.42)%*       146.18%+

 CLASS A
 2005**                  1.59%*          (0.94)%*             1.59%*               (0.94)%*        12.29%+
 2005                    1.57%           (0.72)%              1.57%                (0.72)%         35.70%
 2004+++                 1.58%*          (1.09)%*             1.59%*               (1.10)%*        63.17%+

 CLASS C
 2005**                  2.34%*          (1.69)%*             2.34%*               (1.69)%*        12.29%+
 2005                    2.32%           (1.40)%              2.32%                (1.40)%         35.70%
 2004+++                 2.33%*          (1.83)%*             2.34%*               (1.84)%*        63.17%+

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------

For a Share Outstanding Throughout Each Year or Period ended March 31, (unless otherwise noted)

                     NET                                     REALIZED AND
                    ASSET         NET                         UNREALIZED                    DISTRIBUTIONS
                    VALUE      INVESTMENT                      GAINS OR          TOTAL        FROM NET
                  BEGINNING      INCOME         REDEMPTION     (LOSSES)          FROM        INVESTMENT
                  OF PERIOD       LOSS             FEES      ON SECURITIES    OPERATIONS       INCOME
                  ----------   ----------       ----------   -------------    ----------    -------------
PBHG SELECT GROWTH FUND
-----------------------

 PBHG CLASS
 2005**           $    19.95   $    (0.13)(1)           --   $        1.97    $     1.84               --
 2005                  20.91        (0.26)(1)           --           (0.70)        (0.96)              --
 2004                  15.71        (0.28)(1)           --            5.48          5.20               --
 2003                  22.74        (0.19)              --           (6.84)        (7.03)              --
 2002                  26.58        (0.25)(1)           --           (3.59)        (3.84)              --
 2001                  77.81        (0.24)(1)           --          (48.55)       (48.79)              --

 CLASS A
 2005**           $    19.87   $    (0.16)(1)           --   $        1.96    $     1.80               --
 2005                  20.88        (0.31)(1)           --           (0.70)        (1.01)              --
 2004++                19.43        (0.18)(1)           --            1.63          1.45               --

 CLASS C
 2005**           $    19.65   $    (0.23)(1)           --   $        1.93    $     1.70               --
 2005                  20.80        (0.46)(1)           --           (0.69)        (1.15)              --
 2004++                19.43        (0.26)(1)           --            1.63          1.37               --

PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

 PBHG CLASS
 2005**           $    14.47   $    (0.07)(1)           --   $        1.19    $     1.12               --
 2005                  13.68        (0.16)(1)           --            0.95          0.79               --
 2004                   8.72        (0.14)(1)           --            5.10          4.96               --
 2003                  13.37        (0.11)(1)           --           (4.54)        (4.65)              --
 2002                  12.08        (0.13)(1)           --            1.42          1.29               --
 2001                  19.34        (0.11)(1)           --           (4.55)        (4.66)              --

 ADVISOR CLASS
 2005**           $    14.38   $    (0.09)(1)           --   $        1.18    $     1.09               --
 2005                  13.63        (0.19)(1)           --            0.94          0.75               --
 2004                   8.71        (0.18)(1)           --            5.10          4.92               --
 2003(3)                9.29        (0.07)              --           (0.51)        (0.58)              --

 CLASS A
 2005**           $    14.41   $    (0.08)(1)           --   $        1.17    $     1.09               --
 2005                  13.66        (0.19)(1)           --            0.94          0.75               --
 2004+++               11.72        (0.13)(1)           --            2.07          1.94               --

 CLASS C
 2005**           $    14.23   $    (0.14)(1)           --   $        1.16    $     1.02               --
 2005                  13.59        (0.29)(1)           --            0.93          0.64               --
 2004+++               11.72        (0.19)(1)           --            2.06          1.87               --

ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

 PBHG CLASS
 2005**           $    10.60   $     0.02(1)            --   $        0.54    $     0.56               --
 2005                   9.84         0.06(1)            --            0.77          0.83    $       (0.07)
 2004                   7.35         0.05(1)            --            2.48          2.53            (0.04)
 2003                  10.42         0.06               --           (3.06)        (3.00)           (0.07)
 2002(4)               10.33         0.02               --            0.07          0.09               --
 2001(5)               11.09         0.07               --           (0.76)        (0.69)           (0.07)
 2000(5)               12.31         0.06               --           (1.20)        (1.14)           (0.06)

 CLASS A
 2005**           $    10.58   $     0.01(1)            --   $        0.53    $     0.54               --
 2005                   9.83         0.04(1)            --            0.77          0.81    $       (0.06)
 2004 +++               8.66         0.03(1)            --            1.18          1.21            (0.04)

 CLASS C
 2005**           $    10.53   $    (0.03)(1)           --   $        0.53    $     0.50               --
 2005                   9.81        (0.04)(1)           --            0.76          0.72               --
 2004 +++               8.66        (0.02)(1)           --            1.18          1.16    $       (0.01)

                                                       NET                          NET
                  DISTRIBUTIONS                       ASSET                        ASSETS
                      FROM                            VALUE                         END
                     CAPITAL           TOTAL           END         TOTAL         OF PERIOD
                      GAINS        DISTRIBUTIONS    OF PERIOD      RETURN          (000)
                  -------------    -------------    ----------   ----------     ------------
PBHG SELECT GROWTH FUND
-----------------------

 PBHG CLASS
 2005**                      --               --    $    21.79         9.22%    $    152,233
 2005                        --               --         19.95        (4.59)%        163,617
 2004                        --               --         20.91        33.10%         231,034
 2003                        --               --         15.71       (30.91)%        225,127
 2002                        --               --         22.74       (14.45)%        413,134
 2001             $       (2.44)   $       (2.44)        26.58       (64.23)%        662,551

 CLASS A
 2005**                      --               --    $    21.67         9.06%    $         56
 2005                        --               --         19.87        (4.84)%             51
 2004++                      --               --         20.88         7.46%+             54

 CLASS C
 2005**                      --               --    $    21.35         8.65%    $         55
 2005                        --               --         19.65        (5.53)%             51
 2004++                      --               --         20.80         7.05%+             54

PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

 PBHG CLASS
 2005**                      --               --    $    15.59         7.74%    $     50,959
 2005                        --               --         14.47         5.77%          51,156
 2004                        --               --         13.68        56.88%          69,838
 2003                        --               --          8.72       (34.78)%         57,738
 2002                        --               --         13.37        10.68%          86,243
 2001             $       (2.60)   $       (2.60)        12.08       (27.04)%         76,331

 ADVISOR CLASS
 2005**                      --               --    $    15.47         7.58%    $      1,461
 2005                        --               --         14.38         5.50%           1,550
 2004                        --               --         13.63        56.49%           1,779
 2003 (3)                    --               --          8.71        (8.99)%+           509

 CLASS A
 2005**                      --               --    $    15.50         7.56%    $        153
 2005                        --               --         14.41         5.49%              62
 2004+++                     --               --         13.66        16.55%+             65

 CLASS C
 2005**                      --               --    $    15.25         7.17%    $         73
 2005                        --               --         14.23         4.71%              68
 2004+++                     --               --         13.59        15.96%+             58

ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

 PBHG CLASS
 2005**                      --               --    $    11.16         5.28%    $     51,832
 2005                        --    $       (0.07)        10.60         8.49%          55,219
 2004                        --            (0.04)         9.84        34.50%          65,668
 2003                        --            (0.07)         7.35       (28.83)%         53,983
 2002(4)                     --               --         10.42         0.89%+        101,615
 2001(5)                     --            (0.07)        10.33        (6.22)%         95,031
 2000(5)          $       (0.02)           (0.08)        11.09        (9.33)%        118,545

 CLASS A
 2005**                      --               --    $    11.12         5.10%    $        329
 2005                        --    $       (0.06)        10.58         8.21%             177
 2004+++                     --            (0.04)         9.83        13.95%+             82

 CLASS C
 2005**                      --               --    $    11.03         4.75%    $        127
 2005                        --               --         10.53         7.34%              89
 2004+++                     --    $       (0.01)         9.81        13.41%+             78

                                                           RATIO           RATIO OF NET
                                                        OF EXPENSES       INVESTMENT (LOSS)
                                                        TO AVERAGE          TO AVERAGE
                                                        NET ASSETS          NET ASSETS
                                                        (EXCLUDING          (EXCLUDING
                                                         WAIVERS,            WAIVERS,
                                     RATIO OF NET        EXPENSES            EXPENSES
                       RATIO          INVESTMENT         BORNE BY            BORNE BY
                     OF EXPENSES        (LOSS)            ADVISER            ADVISER AND          PORTFOLIO
                     TO AVERAGE       TO AVERAGE        AND EXPENSE           EXPENSE             TURNOVER
                     NET ASSETS       NET ASSETS       REDUCTION)^^^        REDUCTION)^^^           RATE
                     -----------     ------------      --------------     -----------------      ----------
PBHG SELECT GROWTH FUND
-----------------------

 PBHG CLASS
 2005**                     1.56%*          (1.24)%*             1.56%*               (1.24)%*        24.55%+
 2005                       1.53%           (1.28)%              1.53%                (1.28)%        141.68%
 2004                       1.52%           (1.44)%              1.53%                (1.45)%        179.85%
 2003                       1.55%           (1.02)%              1.55%                (1.02)%        381.73%
 2002                       1.38%           (0.94)%              1.38%                (0.95)%        301.58%
 2001                       1.26%           (0.43)%              1.26%                (0.43)%        157.72%

 CLASS A
 2005**                     1.81%*          (1.49)%*             1.81%*               (1.49)%*        24.55%+
 2005                       1.78%           (1.52)%              1.78%                (1.52)%        141.68%
 2004++                     1.76%*          (1.68)%*             1.77%*               (1.69)%*       179.85%+

 CLASS C
 2005**                     2.56%*          (2.24)%*             2.56%*               (2.24)%*        24.55%+
 2005                       2.53%           (2.27)%              2.53%                (2.27)%        141.68%
 2004++                     2.51%*          (2.43)%*             2.52%*               (2.44)%*       179.85%+

PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

 PBHG CLASS
 2005**                     1.50%*          (0.92)%*             1.57%*               (0.99)%*        28.21%+
 2005                       1.50%           (1.17)%              1.61%                (1.28)%         80.38%
 2004                       1.50%           (1.14)%              1.60%                (1.24)%         96.80%
 2003                       1.50%           (1.09)%              1.57%                (1.16)%        113.26%
 2002                       1.50%           (0.96)%              1.52%                (0.97)%        118.88%
 2001                       1.50%           (0.63)%              1.50%                (0.63)%        143.04%

 ADVISOR CLASS
 2005**                     1.75%*          (1.17)%*             1.82%*               (1.24)%*        28.21%+
 2005                       1.75%           (1.42)%              1.86%                (1.53)%         80.38%
 2004                       1.75%           (1.41)%              1.85%                (1.51)%         96.80%
 2003(3)                    1.75%*          (1.28)%*             1.87%*               (1.40)%*       113.26%

 CLASS A
 2005**                     1.75%*          (1.12)%*             1.82%*               (1.18)%*        28.21%+
 2005                       1.75%           (1.42)%              1.86%                (1.53)%         80.38%
 2004+++                    1.75%*          (1.43)%*             1.87%*               (1.55)%*        96.80%+

 CLASS C
 2005**                     2.50%*          (1.91)%*             2.57%*               (1.98)%*        28.21%+
 2005                       2.50%           (2.16)%              2.61%                (2.27)%         80.38%
 2004+++                    2.50%*          (2.18)%*             2.62%*               (2.30)%*        96.80%+

ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

 PBHG CLASS
 2005**                     1.27%*           0.39%*              1.27%*                0.39%*         96.77%+
 2005                       1.28%            0.57%               1.28%                 0.57%         173.71%
 2004                       1.24%            0.59%               1.25%                 0.58%         267.41%
 2003                       1.19%            0.62%               1.31%                 0.50%         212.69%
 2002(4)                    0.99%*           0.63%*              1.33%*                0.29%*         65.99%+
 2001(5)                    0.99%            0.64%               1.09%                 0.54%         229.00%
 2000(5)                    0.97%            0.53%               0.97%                 0.53%         270.00%

 CLASS A
 2005**                     1.52%*           0.21%*              1.52%*                0.21%*         96.77%+
 2005                       1.53%            0.38%               1.53%                 0.38%         173.71%
 2004+++                    1.48%*           0.41%*              1.49%*                0.40%*        267.41%+

 CLASS C
 2005**                     2.27%*          (0.61)%*             2.27%*               (0.61)%*        96.77%+
 2005                       2.28%           (0.42)%              2.28%                (0.42)%        173.71%
 2004+++                    2.23%*          (0.35)%*             2.24%*               (0.36)%*       267.41%+

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                     NET                                     REALIZED AND
                    ASSET         NET                         UNREALIZED                    DISTRIBUTIONS
                    VALUE      INVESTMENT                      GAINS OR          TOTAL        FROM NET
                  BEGINNING      INCOME         REDEMPTION     (LOSSES)          FROM        INVESTMENT
                  OF PERIOD      (LOSS)            FEES      ON SECURITIES    OPERATIONS       INCOME
                  ----------   ----------       ----------   -------------    ----------    -------------
PBHG FOCUSED FUND
-----------------

 PBHG CLASS
 2005**           $    18.61   $       --(1)            --   $        0.93    $     0.93               --
 2005                  17.19         0.07(1)            --            1.35          1.42               --
 2004                  12.01        (0.02)(1)           --            5.20          5.18               --
 2003                  16.20        (0.02)              --           (4.17)        (4.19)              --
 2002                  17.41        (0.04)(1)           --           (1.03)        (1.07)   $       (0.06)
 2001                  18.51         0.07(1)            --           (0.74)        (0.67)              --

 CLASS A
 2005**           $    18.55   $    (0.02)(1)           --   $        0.92    $     0.90               --
 2005                  17.17         0.03(1)            --            1.35          1.38               --
 2004++                14.79        (0.03)(1)           --            2.41          2.38               --

 CLASS C
 2005**           $    18.34   $    (0.09)(1)           --   $        0.91    $     0.82               --
 2005                  17.10        (0.10)(1)           --            1.34          1.24               --
 2004++                14.79        (0.09)(1)           --            2.40          2.31               --

PBHG LARGE CAP FUND
-------------------

 PBHG CLASS
 2005**           $    12.13   $     0.04(1)            --   $        0.37    $     0.41               --
 2005                  11.93         0.08(1)            --            0.25          0.33    $       (0.13)
 2004                   9.50         0.15(1)            --            2.43          2.58            (0.15)
 2003                  13.34         0.13(1)            --           (3.82)        (3.69)           (0.15)
 2002                  13.90         0.03(1)            --           (0.57)        (0.54)           (0.02)
 2001                  11.97         0.21(1)            --            2.21          2.42            (0.08)

 ADVISOR CLASS
 2005**           $    12.10       $ 0.03(1)            --   $        0.35    $     0.38               --
 2005                  11.89         0.05(1)            --            0.25          0.30    $       (0.09)
 2004                   9.48         0.12(1)            --            2.42          2.54            (0.13)
 2003                  13.30         0.09(1)            --           (3.79)        (3.70)           (0.12)
 2002                  13.88           --(1)            --           (0.58)        (0.58)              --
 2001(2)               13.88         0.01(1)            --           (0.01)           --               --

 CLASS A
 2005**           $    12.12   $     0.03(1)            --   $        0.36    $     0.39               --
 2005                  11.92         0.06(1)            --            0.24          0.30    $       (0.10)
 2004++                11.08         0.05(1)            --            0.93          0.98            (0.14)

 CLASS C
 2005**           $    12.09   $    (0.02)(1)           --   $        0.36    $     0.34               --
 2005                  11.89        (0.03)(1)           --            0.25          0.22    $       (0.02)
 2004++                11.08         0.01(1)            --            0.92          0.93            (0.12)

                                                       NET                          NET
                  DISTRIBUTIONS                       ASSET                        ASSETS
                      FROM                            VALUE                         END
                     CAPITAL           TOTAL           END         TOTAL         OF PERIOD
                      GAINS        DISTRIBUTIONS    OF PERIOD      RETURN          (000)
                  -------------    -------------    ----------   ----------     ------------
PBHG FOCUSED FUND
-----------------

 PBHG CLASS
 2005**                      --               --    $    19.54         5.00%    $     20,529
 2005                        --               --         18.61         8.26%          19,724
 2004                        --               --         17.19        43.13%          26,574
 2003                        --               --         12.01       (25.86)%         23,293
 2002             $       (0.08)   $       (0.14)        16.20        (6.18)%         34,675
 2001                     (0.43)           (0.43)        17.41        (3.59)%         58,724

 CLASS A
 2005**                      --               --    $    19.45         4.85%    $         66
 2005                        --               --         18.55         8.04%              63
 2004++                      --               --         17.17        16.09%+             58

 CLASS C
 2005**                      --               --    $    19.16         4.47%    $         65
 2005                        --               --         18.34         7.25%              62
 2004++                      --               --         17.10        15.62%+             58

PBHG LARGE CAP FUND
-------------------

 PBHG CLASS
 2005**                      --               --    $    12.54         3.38%    $    102,956
 2005                        --    $       (0.13)        12.13         2.73%         122,043
 2004                        --            (0.15)        11.93        27.20%         214,710
 2003                        --            (0.15)         9.50       (27.73)%        283,989
 2002                        --            (0.02)        13.34        (3.86)%        524,236
 2001             $       (0.41)           (0.49)        13.90        20.42%         425,414

 ADVISOR CLASS
 2005**                      --               --    $    12.48         3.14%    $        438
 2005                        --    $       (0.09)        12.10         2.53%             441
 2004                        --            (0.13)        11.89        26.81%             723
 2003                        --            (0.12)         9.48       (27.86)%            451
 2002                        --               --         13.30        (4.15)%            195
 2001(2)                     --               --         13.88         0.00%+            100

 CLASS A
 2005**                      --               --    $    12.51         3.22%    $         57
 2005                        --    $       (0.10)        12.12         2.50%              56
 2004++                      --            (0.14)        11.92         8.91%+             54

 CLASS C
 2005**                      --               --    $    12.43         2.81%    $         57
 2005                        --    $       (0.02)        12.09         1.81%              55
 2004++                      --            (0.12)        11.89         8.49%+             54

                                                        RATIO            RATIO OF NET
                                                     OF EXPENSES       INVESTMENT (LOSS)
                                                     TO AVERAGE          TO AVERAGE
                                                     NET ASSETS          NET ASSETS
                                                     (EXCLUDING          (EXCLUDING
                                                      WAIVERS,            WAIVERS,
                                  RATIO OF NET        EXPENSES            EXPENSES
                    RATIO          INVESTMENT         BORNE BY            BORNE BY
                  OF EXPENSES        (LOSS)            ADVISER            ADVISER AND          PORTFOLIO
                  TO AVERAGE       TO AVERAGE        AND EXPENSE           EXPENSE             TURNOVER
                  NET ASSETS       NET ASSETS       REDUCTION)^^^        REDUCTION)^^^           RATE
                  -----------     ------------      --------------     -----------------      ----------
PBHG FOCUSED FUND
-----------------

 PBHG CLASS
 2005**                  1.47%*           0.04%*              1.48%*                0.03%*         66.30%+
 2005                    1.49%            0.42%               1.62%                 0.29%         192.04%
 2004                    1.50%           (0.15)%              1.54%                (0.19)%        240.63%
 2003                    1.50%           (0.23)%              1.50%                (0.23)%        281.70%
 2002                    1.37%           (0.24)%              1.37%                (0.25)%        433.98%
 2001                    1.34%            0.37%               1.34%                 0.37%         404.36%

 CLASS A
 2005**                  1.72%*          (0.21)%*             1.73%*               (0.22)%*        66.30%+
 2005                    1.74%            0.20%               1.87%                 0.07%         192.04%
 2004++                  1.77%*          (0.36)%*             1.85%*               (0.44)%*       240.63%+

 CLASS C
 2005**                  2.47%*          (0.96)%*             2.48%*               (0.97)%*        66.30%+
 2005                    2.49%           (0.55)%              2.62%                (0.68)%        192.04%
 2004++                  2.52%*          (1.11)%*             2.60%*               (1.19)%*       240.63%+

PBHG LARGE CAP FUND
-------------------

 PBHG CLASS
 2005**                  1.27%*           0.71%*              1.27%*                0.71%*         40.11%+
 2005                    1.21%            0.69%               1.21%                 0.69%         152.98%
 2004                    1.20%            1.34%               1.21%                 1.33%         252.96%
 2003                    1.20%            1.18%               1.20%                 1.18%         428.30%
 2002                    1.14%            0.24%               1.14%                 0.24%         947.66%
 2001                    1.16%            0.91%               1.16%                 0.91%        1184.89%

 ADVISOR CLASS
 2005**                  1.52%*           0.45%*              1.52%*                0.45%*         40.11%+
 2005                    1.46%            0.44%               1.46%                 0.44%         152.98%
 2004                    1.45%            1.03%               1.46%                 1.02%         252.96%
 2003                    1.45%            0.86%               1.45%                 0.86%         428.30%
 2002                    1.39%           (0.04)%              1.39%                (0.04)%        947.66%
 2001(2)                 1.40%*           0.39%*              1.40%*                0.39%*       1184.89%+

 CLASS A
 2005**                  1.52%*           0.44%*              1.52%*                0.44%*         40.11%+
 2005                    1.46%            0.47%               1.46%                 0.47%         152.98%
 2004++                  1.45%*           0.86%*              1.46%*                0.85%*        252.96%+

 CLASS C
 2005**                  2.27%*          (0.31)%*             2.27%*               (0.31)%*        40.11%+
 2005                    2.21%           (0.29)%              2.21%                (0.29)%        152.98%
 2004++                  2.20%*           0.11%*              2.21%*                0.10%*        252.96%+

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------

For a Share Outstanding Throughout Each Year or Period ended March 31, (unless otherwise noted)

                     NET                                     REALIZED AND
                    ASSET         NET                         UNREALIZED                    DISTRIBUTIONS
                    VALUE      INVESTMENT                      GAINS OR          TOTAL        FROM NET
                  BEGINNING      INCOME         REDEMPTION     (LOSSES)          FROM        INVESTMENT
                  OF PERIOD      (LOSS)            FEES      ON SECURITIES    OPERATIONS       INCOME
                  ----------   ----------       ----------   -------------    ----------    -------------
PBHG MID-CAP FUND
-----------------

 PBHG CLASS
 2005**           $    17.97   $    (0.02)(1)           --   $        1.65    $     1.63               --
 2005                  17.93        (0.03)(1)           --            1.73          1.70               --
 2004                  12.29        (0.07)(1)           --            5.71          5.64               --
 2003                  15.74        (0.04)(1)           --           (3.41)        (3.45)              --
 2002                  14.44        (0.02)(1)           --            1.32          1.30               --
 2001                  13.82         0.09(1)            --            1.20          1.29    $       (0.03)

 ADVISOR CLASS
 2005**           $    17.79   $    (0.04)(1)           --   $        1.63    $     1.59               --
 2005                  17.82        (0.07)(1)           --            1.70          1.63               --
 2004                  12.25        (0.11)(1)           --            5.68          5.57               --
 2003                  15.72        (0.07)(1)           --           (3.40)        (3.47)              --
 2002(6)               13.90        (0.03)(1)           --            1.85          1.82               --

 CLASS A
 2005**           $    17.88   $    (0.05)(1)           --   $        1.65    $     1.60               --
 2005                  17.90        (0.07)(1)           --            1.71          1.64               --
 2004+++               14.59        (0.08)(1)           --            3.39          3.31               --

 CLASS C
 2005**           $    17.66   $    (0.11)(1)           --   $        1.62    $     1.51               --
 2005                  17.82        (0.18)(1)           --            1.68          1.50               --
 2004+++               14.59        (0.16)(1)           --            3.39          3.23               --

PBHG SMALL CAP FUND
-------------------

 PBHG CLASS
 2005**           $    22.16   $    (0.06)(1)           --   $        1.16    $     1.10               --
 2005                  20.29        (0.20)(1)           --            2.07          1.87               --
 2004                  13.27        (0.15)(1)           --            7.17          7.02               --
 2003                  20.65        (0.13)(1)           --           (7.25)        (7.38)              --
 2002                  18.48        (0.14)(1)           --            2.31          2.17               --
 2001                  18.75        (0.02)(1)           --            0.58          0.56               --

 ADVISOR CLASS
 2005**           $    21.95   $    (0.09)(1)           --   $        1.15    $     1.06               --
 2005                  20.15        (0.26)(1)           --            2.06          1.80               --
 2004                  13.20        (0.19)(1)           --            7.14          6.95               --
 2003                  20.60        (0.17)(1)           --           (7.23)        (7.40)              --
 2002                  18.47        (0.22)(1)           --            2.35          2.13               --
 2001(2)               19.67        (0.02)(1)           --           (1.18)        (1.20)              --

 CLASS A
 2005**           $    22.08   $    (0.08)(1)           --   $        1.15    $     1.07               --
 2005                  20.27        (0.25)(1)           --            2.06          1.81               --
 2004++                16.80        (0.11)(1)           --            3.58          3.47               --

 CLASS C
 2005**           $    21.84   $    (0.16)(1)           --   $        1.12    $     0.96               --
 2005                  20.19        (0.40)(1)           --            2.05          1.65               --
 2004++                16.80        (0.18)(1)           --            3.57          3.39               --

                                                       NET                          NET
                  DISTRIBUTIONS                       ASSET                        ASSETS
                      FROM                            VALUE                         END
                     CAPITAL           TOTAL           END         TOTAL         OF PERIOD
                      GAINS        DISTRIBUTIONS    OF PERIOD      RETURN          (000)
                  -------------    -------------    ----------   ----------     ------------
PBHG MID-CAP FUND
-----------------

 PBHG CLASS
 2005**                      --               --    $    19.60         9.07%    $    447,442
 2005             $       (1.66)   $       (1.66)        17.97         9.59%         455,657
 2004                        --               --         17.93        45.89%         452,530
 2003                        --               --         12.29       (21.92)%        288,030
 2002                        --               --         15.74         9.00%         464,987
 2001                     (0.64)           (0.67)        14.44         9.43%         231,117

 ADVISOR CLASS
 2005**                      --               --    $    19.38         8.94%    $      8,678
 2005             $       (1.66)   $       (1.66)        17.79         9.25%           8,416
 2004                        --               --         17.82        45.47%           6,493
 2003                        --               --         12.25       (22.07)%          1,634
 2002(6)                     --               --         15.72        13.09%+            127

 CLASS A
 2005**                      --               --    $    19.48         8.95%    $        238
 2005             $       (1.66)   $       (1.66)        17.88         9.26%             258
 2004+++                     --               --         17.90        22.69%+            191

 CLASS C
 2005**                      --               --    $    19.17         8.55%    $        250
 2005             $       (1.66)   $       (1.66)        17.66         8.50%             169
 2004+++                     --               --         17.82        22.14%+             92

PBHG SMALL CAP FUND
-------------------

 PBHG CLASS
 2005**                      --               --    $    23.26         4.96%    $     56,312
 2005                        --               --         22.16         9.22%          60,556
 2004                        --               --         20.29        52.90%         102,497
 2003                        --               --         13.27       (35.74)%        102,497
 2002                        --               --         20.65        11.74%         290,007
 2001             $       (0.83)   $       (0.83)        18.48         2.99%         251,994

 ADVISOR CLASS
 2005**                      --               --    $    23.01         4.83%    $          5
 2005                        --               --         21.95         8.93%              19
 2004                        --               --         20.15        52.65%              97
 2003                        --               --         13.20       (35.92)%            165
 2002                        --               --         20.60        11.53%             364
 2001(2)                     --               --         18.47        (6.10)%+            94

 CLASS A
 2005**                      --               --    $    23.15         4.85%    $         91
 2005                        --               --         22.08         8.93%              78
 2004++                      --               --         20.27        20.65%+             60

 CLASS C
 2005**                      --               --    $    22.80         4.40%    $         74
 2005                        --               --         21.84         8.17%              71
 2004++                      --               --         20.19        20.18%+             60

                                                       RATIO            RATIO OF NET
                                                     OF EXPENSES       INVESTMENT (LOSS)
                                                     TO AVERAGE          TO AVERAGE
                                                     NET ASSETS          NET ASSETS
                                                     (EXCLUDING          (EXCLUDING
                                  RATIO OF NET        WAIVERS,            WAIVERS,
                                   INVESTMENT         EXPENSES            EXPENSES
                    RATIO            (LOSS)           BORNE BY            BORNE BY
                  OF EXPENSES        INCOME            ADVISER            ADVISER AND          PORTFOLIO
                  TO AVERAGE       TO AVERAGE        AND EXPENSE           EXPENSE             TURNOVER
                  NET ASSETS       NET ASSETS       REDUCTION)^^^        REDUCTION)^^^           RATE
                  -----------     ------------      --------------     -----------------      ----------
PBHG MID-CAP FUND
-----------------

 PBHG CLASS
 2005**                  1.39%*          (0.25)%*             1.39%*               (0.25)%*        30.84%+
 2005                    1.33%           (0.18)%              1.33%                (0.18)%        116.71%
 2004                    1.37%           (0.47)%              1.38%                (0.48)%        143.80%
 2003                    1.40%           (0.33)%              1.40%                (0.33)%        195.22%
 2002                    1.32%           (0.15)%              1.32%                (0.15)%        236.85%
 2001                    1.35%            0.40%               1.35%                 0.40%         248.10%

 ADVISOR CLASS
 2005**                  1.64%*          (0.49)%*             1.64%*               (0.49)%*        30.84%+
 2005                    1.58%           (0.37)%              1.58%                (0.37)%        116.71%
 2004                    1.62%           (0.72)%              1.63%                (0.73)%        143.80%
 2003                    1.65%           (0.54)%              1.65%                (0.54)%        195.22%
 2002(6)                 1.55%*          (0.49)%*             1.55%*               (0.49)%*       236.85%+

 CLASS A
 2005**                  1.64%*          (0.51)%*             1.64%*               (0.51)%*        30.84%+
 2005                    1.58%           (0.39)%              1.58%                (0.39)%        116.71%
 2004+++                 1.62%*          (0.69)%*             1.63%*               (0.70)%*       143.80%+

 CLASS C
 2005**                  2.39%*          (1.19)%*             2.39%*               (1.19)%*        30.84%+
 2005                    2.33%           (1.01)%              2.33%                (1.01)%        116.71%
 2004+++                 2.37%*          (1.43)%*             2.38%*               (1.44)%*       143.80%+

PBHG SMALL CAP FUND
-------------------

 PBHG CLASS
 2005**                  1.50%*          (0.49)%*             1.68%*               (0.67)%*        24.06%+
 2005                    1.50%           (1.01)%              1.61%                (1.12)%         98.18%
 2004                    1.50%           (0.84)%              1.56%                (0.90)%        116.57%
 2003                    1.50%           (0.83)%              1.59%                (0.92)%        115.44%
 2002                    1.48%           (0.72)%              1.48%                (0.72)%        144.85%
 2001                    1.49%           (0.09)%              1.49%                (0.09)%        177.69%

 ADVISOR CLASS
 2005**                  1.75%*          (0.82)%*             1.91%*               (1.01)%*        24.06%+
 2005                    1.75%           (1.30)%              1.86%                (1.41)%         98.18%
 2004                    1.74%           (1.11)%              1.80%                (1.17)%        116.57%
 2003                    1.75%           (1.08)%              1.84%                (1.17)%        115.44%
 2002                    1.73%           (1.12)%              1.73%                (1.12)%        144.85%
 2001(2)                 1.73%*          (0.34)%*             1.73%*               (0.34)%*       177.69%+

 CLASS A
 2005**                  1.75%*          (0.72)%*             1.93%*               (0.90)%*        24.06%+
 2005                    1.75%           (1.23)%              1.86%                (1.34)%         98.18%
 2004++                  1.74%*          (1.16)%*             1.83%*               (1.25)%*       116.57%+

 CLASS C
 2005**                  2.50%*          (1.48)%*             2.68%*               (1.66)%*        24.06%+
 2005                    2.50%           (1.98)%              2.61%                (2.09)%         98.18%
 2004++                  2.49%*          (1.91)%*             2.58%*               (2.00)%*       116.57%+

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                     NET                                     REALIZED AND
                    ASSET         NET                         UNREALIZED                    DISTRIBUTIONS
                    VALUE      INVESTMENT                      GAINS OR          TOTAL        FROM NET
                  BEGINNING      INCOME         REDEMPTION     (LOSSES)          FROM        INVESTMENT
                  OF PERIOD      (LOSS)            FEES      ON SECURITIES    OPERATIONS       INCOME
                  ----------   ----------       ----------   -------------    ----------    -------------
CLIPPER FOCUS FUND
------------------

 PBHG CLASS
 2005**           $    16.65   $     0.03(1)            --   $        0.40    $     0.43               --
 2005                  15.88         0.06(1)            --            0.99          1.05    $       (0.05)
 2004                  11.84         0.05(1)            --            4.07          4.12            (0.06)
 2003                  16.40         0.14               --           (4.31)        (4.17)           (0.15)
 2002(7)               15.92         0.20               --            2.34          2.54            (0.14)
 2001(8)               10.87         0.21               --            5.49          5.70            (0.21)
 2000(8)               12.19         0.16               --           (1.18)        (1.02)           (0.16)

 ADVISOR CLASS
 2005**           $    16.62   $     0.01(1)            --   $        0.40    $     0.41               --
 2005                  15.86         0.01(1)            --            1.01          1.02    $       (0.03)
 2004++++              14.23         0.04(1)            --            1.66          1.70            (0.05)

 CLASS A
 2005**           $    16.62   $     0.01(1)            --   $        0.39    $     0.40               --
 2005                  15.86         0.02(1)            --            1.00          1.02    $       (0.03)
 2004+++               14.22         0.03(1)            --            1.69          1.72            (0.06)

 CLASS C
 2005**           $    16.46   $    (0.05)(1)           --   $        0.39    $     0.34               --
 2005                  15.80        (0.11)(1)           --            1.00          0.89               --
 2004+++               14.22        (0.05)(1)           --            1.69          1.64    $       (0.04)

TS&W SMALL CAP VALUE FUND
-------------------------

 PBHG CLASS
 2005**           $    25.20   $    (0.06)(1)           --   $        2.51    $     2.45               --
 2005                  20.80        (0.16)(1)           --            4.97          4.81               --
 2004^                 16.12        (0.05)(1)           --            4.89          4.84               --

 CLASS A
 2005**           $    25.08   $    (0.09)(1)           --   $        2.49    $     2.40               --
 2005                  20.76        (0.22)(1)           --            4.95          4.73               --
 2004+++               16.20        (0.08)(1)           --            4.80          4.72               --

 CLASS C
 2005**           $    24.76   $    (0.19)(1)           --   $        2.46    $     2.27               --
 2005                  20.65        (0.40)(1)           --            4.92          4.52               --
 2004+++               16.20        (0.18)(1)           --            4.79          4.61               --

                                                       NET                          NET
                  DISTRIBUTIONS                       ASSET                        ASSETS
                      FROM                            VALUE                         END
                     CAPITAL           TOTAL           END         TOTAL         OF PERIOD
                      GAINS        DISTRIBUTIONS    OF PERIOD      RETURN          (000)
                  -------------    -------------    ----------   ----------     ------------
CLIPPER FOCUS FUND
------------------

 PBHG CLASS
 2005**                      --               --    $    17.08         2.58%    $  1,316,749
 2005             $       (0.23)   $       (0.28)        16.65         6.64%       1,374,194
 2004                     (0.02)           (0.08)        15.88        34.82%       1,128,195
 2003                     (0.24)           (0.39)        11.84       (25.73)%        647,508
 2002(7)                  (1.92)           (2.06)        16.40        17.48%+        621,735
 2001(8)                  (0.44)           (0.65)        15.92        53.22%         272,069
 2000(8)                  (0.14)           (0.30)        10.87        (8.39)%         84,226

 ADVISOR CLASS
 2005**                      --               --    $    17.03         2.47%    $        880
 2005             $       (0.23)   $       (0.26)        16.62         6.41%             894
 2004++++                 (0.02)           (0.07)        15.86        11.97%+            723

 CLASS A
 2005**                      --               --    $    17.02         2.41%    $      5,356
 2005             $       (0.23)   $       (0.26)        16.62         6.41%           5,827
 2004+++                  (0.02)           (0.08)        15.86        12.07%+          2,555

 CLASS C
 2005**                      --               --    $    16.80         2.07%    $     10,938
 2005             $       (0.23)   $       (0.23)        16.46         5.62%          10,143
 2004+++                  (0.02)           (0.06)        15.80        11.56%+          3,093

TS&W SMALL CAP VALUE FUND
-------------------------

 PBHG CLASS
 2005**                      --               --    $    27.65         9.72%    $     75,633
 2005             $       (0.41)   $       (0.41)        25.20        23.23%          91,746
 2004^                    (0.16)           (0.16)        20.80        30.16%+         25,553

 CLASS A
 2005**                      --               --    $    27.48         9.57%    $        882
 2005             $       (0.41)   $       (0.41)        25.08        22.88%             833
 2004+++                  (0.16)           (0.16)        20.76        29.26%+            198

 CLASS C
 2005**                      --               --    $    27.03         9.17%    $      1,108
 2005             $       (0.41)   $       (0.41)        24.76        21.99%           1,016
 2004+++                  (0.16)           (0.16)        20.65        28.58%+            153

                                                       RATIO            RATIO OF NET
                                                     OF EXPENSES       INVESTMENT (LOSS)
                                                     TO AVERAGE          TO AVERAGE
                                                     NET ASSETS          NET ASSETS
                                                     (EXCLUDING          (EXCLUDING
                                  RATIO OF NET        WAIVERS,            WAIVERS,
                                   INVESTMENT         EXPENSES            EXPENSES
                    RATIO            (LOSS)           BORNE BY            BORNE BY
                  OF EXPENSES        INCOME            ADVISER            ADVISER AND          PORTFOLIO
                  TO AVERAGE       TO AVERAGE        AND EXPENSE           EXPENSE             TURNOVER
                  NET ASSETS       NET ASSETS       REDUCTION)^^^        REDUCTION)^^^           RATE
                  -----------     ------------      --------------     -----------------      ----------
CLIPPER FOCUS FUND
------------------

 PBHG CLASS
 2005**                  1.40%*           0.41%*              1.50%*                0.31%*          7.70%+
 2005                    1.44%            0.34%               1.46%                 0.32%          20.03%
 2004                    1.48%            0.36%               1.49%                 0.35%          24.31%
 2003                    1.45%            1.00%               1.52%                 0.93%          50.05%
 2002(7)                 1.40%*           1.26%*              1.44%*                1.23%*         39.02%+
 2001(8)                 1.40%            1.41%               1.41%                 1.40%         111.00%
 2000(8)                 1.40%            1.47%               1.47%                 1.40%          54.00%

 ADVISOR CLASS
 2005**                  1.65%*           0.16%*              1.75%*                0.06%*          7.70%+
 2005                    1.69%            0.09%               1.71%                 0.07%          20.03%
 2004++++                1.75%*           0.35%*              1.76%*                0.34%*         24.31%+

 CLASS A
 2005**                  1.65%*           0.16%*              1.75%*                0.06%*          7.70%+
 2005                    1.69%            0.12%               1.71%                 0.10%          20.03%
 2004+++                 1.75%*           0.25%*              1.76%*                0.24%*         24.31%+

 CLASS C
 2005**                  2.40%*          (0.58)%*             2.50%*               (0.58)%*         7.70%+
 2005                    2.44%           (0.65)%              2.46%                (0.67)%         20.03%
 2004+++                 2.50%*          (0.48)%*             2.51%*               (0.49)%*        24.31%+

TS&W SMALL CAP VALUE FUND
-------------------------

 PBHG CLASS
 2005**                  1.50%*          (0.48)%*             1.51%*               (0.49)%*        16.86%+
 2005                    1.50%           (0.68)%              1.54%                (0.72)%         27.69%
 2004^                   1.50%*          (0.42)%*             1.73%*               (0.65)%*        27.33%+

 CLASS A
 2005**                  1.75%*          (0.71)%*             1.76%*               (0.72)%*        16.86%+
 2005                    1.76%           (0.93)%              1.78%                (0.96)%         27.69%
 2004+++                 1.75%*          (0.68)%*             1.99%*               (0.92)%*        27.33%+

 CLASS C
 2005**                  2.50%*          (1.47)%*             2.51%*               (1.47)%*        16.86%+
 2005                    2.51%           (1.69)%              2.52%                (1.70)%         27.69%
 2004+++                 2.50%*          (1.43)%*             2.74%*               (1.67)%*        27.33%+

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------

For a Share Outstanding Throughout Each Year or Period ended March 31, (unless otherwise noted)

                     NET                                    REALIZED AND
                    ASSET         NET                        UNREALIZED                          DISTRIBUTIONS
                    VALUE      INVESTMENT                     GAINS OR                TOTAL        FROM NET
                  BEGINNING      INCOME        REDEMPTION     (LOSSES)                FROM         INVESTMENT
                  OF PERIOD       LOSS            FEES      ON SECURITIES          OPERATIONS        INCOME
                  ----------   ----------      ----------   -------------          ----------    -------------
HEITMAN REIT FUND
-----------------

 PBHG CLASS
 2005**           $    11.77   $     0.15(1)           --   $        1.80          $     1.95    $       (0.15)
 2005                  11.66         0.30(1)           --            1.01^^^^            1.31            (0.29)
 2004                   8.06         0.31(1)           --            3.80                4.11            (0.34)
 2003                   9.58         0.30(1)           --           (0.87)              (0.57)           (0.31)
 2002                   8.78         0.09              --            0.80                0.89            (0.09)
 2001(5,9)              9.56         0.47              --            0.46                0.93            (0.45)
 2000(5)                8.04         0.36              --            1.60                1.96            (0.36)

 ADVISOR CLASS
 2005**           $    11.72   $     0.13(1)           --   $        1.79          $     1.92    $       (0.13)
 2005                  11.61         0.26(1)           --            1.02^^^^            1.28            (0.26)
 2004                   8.03         0.30(1)           --            3.76                4.06            (0.31)
 2003                   9.55         0.27(1)           --           (0.86)              (0.59)           (0.30)
 2002                   8.75         0.09              --            0.79                0.88            (0.08)
 2001(5,9)              9.55         0.43              --            0.45                0.88            (0.43)
 2000(5)                8.04         0.31              --            1.60                1.91            (0.33)

 CLASS A
 2005**           $    11.77   $     0.15(1)           --   $        1.78          $     1.93    $       (0.14)
 2005                  11.66         0.27(1)           --            1.01^^^^            1.28            (0.26)
 2004++                 9.84         0.14(1)           --            2.02                2.16            (0.20)

 CLASS C
 2005**           $    11.75   $     0.10(1)           --   $        1.78          $     1.88    $       (0.09)
 2005                  11.65         0.18(1)           --            1.01^^^^            1.19            (0.18)
 2004++                 9.84         0.03(1)           --            2.09                2.12            (0.17)

PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

 PBHG CLASS
 2005**           $    10.40   $    (0.07)(1)          --   $        1.38          $     1.31               --
 2005                  10.77        (0.13)(1)          --           (0.24)              (0.37)              --
 2004                   7.31        (0.14)(1)          --            3.60                3.46               --
 2003                  14.79        (0.11)(1)          --           (7.37)              (7.48)              --
 2002                  19.70        (0.21)(1)          --           (4.70)              (4.91)              --
 2001                  85.02        (0.46)(1)          --          (59.61)             (60.07)              --

 ADVISOR CLASS
 2005**           $    10.29   $    (0.08)(1)          --   $        1.37          $     1.29               --
 2005                  10.68        (0.15)(1)          --           (0.24)              (0.39)              --
 2004                   7.27        (0.16)(1)          --            3.57                3.41               --
 2003                  14.75        (0.13)(1)          --           (7.35)              (7.48)              --
 2002                  19.70        (0.23)(1)          --           (4.72)              (4.95)              --
 2001(2)               34.43        (0.04)(1)          --          (14.69)             (14.73)              --

 CLASS A
 2005**           $    10.36   $    (0.09)(1)          --   $        1.38          $     1.29               --
 2005                  10.75        (0.15)(1)          --           (0.24)              (0.39)              --
 2004++                 9.69        (0.08)(1)          --            1.14                1.06               --

 CLASS C
 2005**           $    10.24   $    (0.13)(1)          --   $        1.37          $     1.24               --
 2005                  10.71        (0.23)(1)          --           (0.24)              (0.47)              --
 2004++                 9.69        (0.13)(1)          --            1.15                1.02               --

                                                                         NET                            NET
                  DISTRIBUTIONS                                         ASSET                         ASSETS
                       FROM          RETURN                             VALUE                           END
                     CAPITAL           OF                TOTAL           END          TOTAL          OF PERIOD
                      GAINS         CAPTIAL          DISTRIBUTIONS    OF PERIOD      RETURN            (000)
                  -------------    ----------        -------------    ----------   ----------      ------------
HEITMAN REIT FUND
-----------------

 PBHG CLASS
 2005**           $       (0.20)           --        $       (0.35)   $    13.37        16.56%     $    183,034
 2005                     (0.91)           --                (1.20)        11.77        10.96%          145,088
 2004                     (0.12)   $    (0.05)(10)           (0.51)        11.66        52.08%          133,980
 2003                     (0.61)        (0.03)(10)           (0.95)         8.06        (5.73)%          70,039
 2002                        --            --                (0.09)         9.58        10.11%+          76,679
 2001(5,9)                (1.21)        (0.05)(10)           (1.71)         8.78        10.41%           61,378
 2000(5)                     --         (0.08)(10)           (0.44)         9.56        24.90%           75,013

 ADVISOR CLASS
 2005**           $       (0.20)           --        $       (0.33)   $    13.31        16.40%     $     14,992
 2005                     (0.91)           --                (1.17)        11.72        10.73%           13,886
 2004                     (0.12)   $    (0.05)(10)           (0.48)        11.61        51.66%           17,664
 2003                     (0.61)        (0.02)(10)           (0.93)         8.03        (5.99)%          14,578
 2002                        --            --                (0.08)         9.55        10.08%+          19,738
 2001(5,9)                (1.21)        (0.04)(10)           (1.68)         8.75         9.88%(11)       18,858
 2000(5)                     --         (0.07)(10)           (0.40)         9.55        24.22%(11)       23,417

 CLASS A
 2005**           $       (0.20)           --        $       (0.34)   $    13.36        16.34%     $        190
 2005                     (0.91)           --                (1.17)        11.77        10.70%               68
 2004++                   (0.12)   $    (0.02)(10)           (0.34)        11.66        22.35%+              61

 CLASS C
 2005**           $       (0.20)           --        $       (0.29)   $    13.34        15.99%     $        576
 2005                     (0.91)           --                (1.09)        11.75         9.88%              236
 2004++                   (0.12)   $    (0.02)(10)           (0.31)        11.65        21.90%+             156

PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

 PBHG CLASS
 2005**                      --            --                   --    $    11.71        12.60%     $    226,249
 2005                        --            --                   --         10.40        (3.44)%         229,768
 2004                        --            --                   --         10.77        47.33%          314,112
 2003                        --            --                   --          7.31        50.57)%         262,244
 2002                        --            --                   --         14.79       (24.92)%         581,091
 2001             $       (5.25)           --        $       (5.25)        19.70       (74.20)%         920,965

 ADVISOR CLASS
 2005**                      --            --                   --    $    11.58        12.54%     $        181
 2005                        --            --                   --         10.29        (3.65)%           8,536
 2004                        --            --                   --         10.68        46.91%           14,303
 2003                        --            --                   --          7.27       (50.71)%           7,285
 2002                        --            --                   --         14.75       (25.13)%          10,288
 2001(2)                     --            --                   --         19.70       (42.78)%+            172

 CLASS A
 2005**                      --            --                   --    $    11.65        12.45%     $         60
 2005                        --            --                   --         10.36        (3.63)%              53
 2004++                      --            --                   --         10.75        10.94%+              55

 CLASS C
 2005**                      --            --                   --    $    11.48        12.11%     $         59
 2005                        --            --                   --         10.24        (4.39)%              53
 2004++                      --            --                   --         10.71        10.53%+              55

                                                                         RATIO OF NET
                                                        RATIO             INVESTMENT
                                                     OF EXPENSES        INCOME (LOSS)
                                                     TO AVERAGE           TO AVERAGE
                                                     NET ASSETS           NET ASSETS
                                      RATIO          (EXCLUDING          (EXCLUDING
                                     OF NET           WAIVERS,           WAIVERS,
                                   INVESTMENT      EXPENSES BORNE      EXPENSES BORNE
                     RATIO           INCOME          BY ADVISER           BY ADVISER
                  OF EXPENSES        (LOSS)        REIMBURESMENTS      REIMBURSEMENTS       PORTFOLIO
                   TO AVERAGE      TO AVERAGE        AND EXPENSE         AND EXPENSE         TURNOVER
                   NET ASSETS      NET ASSETS       REDUCTION)^^^       REDUCTION)^^^          RATE
                  -----------     ------------     --------------     -----------------     ----------
HEITMAN REIT FUND
-----------------

 PBHG CLASS
 2005**                  1.34%*           2.36%*             1.34%*                2.36%*        40.11%+
 2005                    1.31%            2.52%              1.31%                 2.52%         82.58%
 2004                    1.30%            3.15%              1.31%                 3.14%         78.20%
 2003                    1.27%            3.42%              1.33%                 3.36%        110.81%
 2002                    1.36%*           4.20%*             1.47%*                4.09%*        25.08%+
 2001(5,9)               1.14%            4.57%              1.14%                 4.57%        139.00%
 2000(5)                 1.36%            4.14%              1.36%                 4.14%         76.00%

 ADVISOR CLASS
 2005**                  1.59%*           2.06%*             1.59%*                2.06%*        40.11%+
 2005                    1.56%            2.25%              1.56%                 2.25%         82.58%
 2004                    1.55%            3.04%              1.56%                 3.03%         78.20%
 2003                    1.52%            3.15%              1.58%                 3.09%        110.81%
 2002                    1.61%*           3.86%*             1.72%*                3.73%*        25.08%+
 2001(5,9)               1.62%            4.07%              1.62%                 4.07%        139.00%
 2000(5)                 1.89%            3.54%              1.89%                 3.54%         76.00%

 CLASS A
 2005**                  1.59%*           2.34%*             1.59%*                2.34%*        40.11%+
 2005                    1.56%            2.27%              1.56%                 2.27%         82.58%
 2004++                  1.56%*           2.63%*             1.57%*                2.62%*        78.20%+

 CLASS C
 2005**                  2.34%*           1.49%*             2.34%*                1.49%*        40.11%+
 2005                    2.31%            1.54%              2.31%                 1.54%         82.58%
 2004++                  2.30%*           0.63%*             2.31%*                0.62%*        78.20%+

PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

 PBHG CLASS
 2005**                  1.65%*          (1.34)%*            1.65%*               (1.34)%*       12.56%+
 2005                    1.64%           (1.22)%             1.64%                (1.22)%        63.05%
 2004                    1.66%           (1.40)%             1.67%                (1.41)%       135.24%
 2003                    1.54%           (1.24)%             1.54%                (1.24)%       261.67%
 2002                    1.39%           (1.17)%             1.39%                (1.19)%       185.33%
 2001                    1.25%           (0.81)%             1.25%                (0.81)%       291.41%

 ADVISOR CLASS
 2005**                  1.90%*          (1.51)%*            1.90%*               (1.51)%*       12.56%+
 2005                    1.89%           (1.45)%             1.89%                (1.45)%        63.05%
 2004                    1.90%           (1.64)%             1.91%                (1.65)%       135.24%
 2003                    1.79%           (1.47)%             1.79%                (1.47)%       261.67%
 2002                    1.64%           (1.42)%             1.64%                (1.44)%       185.33%
 2001(2)                 1.50%*          (0.58)%*            1.50%*               (0.58)%*      291.41%

 CLASS A
 2005**                  1.90%*          (1.59)%*            1.90%*               (1.59)%*       12.56%+
 2005                    1.90%           (1.47)%             1.90%                (1.47)%        63.05%
 2004++                  1.86%*          (1.56)%*            1.87%*               (1.57)%*      135.24%+

 CLASS C
 2005**                  2.65%*          (2.34)%*            2.65%*               (2.34)%*       12.56%+
 2005                    2.65%           (2.22)%             2.65%                (2.22)%        63.05%
 2004++                  2.61%*          (2.31)%*            2.62%*               (2.32)%*      135.24%+

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                      NET                                    REALIZED AND
                     ASSET          NET                       UNREALIZED                    DISTRIBUTIONS
                     VALUE       INVESTMENT                    GAINS OR          TOTAL        FROM NET
                   BEGINNING       INCOME      REDEMPTION      (LOSSES)          FROM         INVESTMENT
                   OF PERIOD        LOSS          FEES       ON SECURITIES    OPERATIONS        INCOME
                   ----------    ----------    ----------    -------------    ----------    -------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005**            $    10.12    $     0.19(1)         --    $        0.00    $     0.19    $       (0.19)
 2005                   10.30          0.35(1)         --             0.03          0.38            (0.36)
 2004^^                 10.00          0.23(1)         --             0.38          0.61            (0.23)

 CLASS A
 2005**            $    10.12    $     0.18(1)         --    $        0.00    $     0.18    $       (0.18)
 2005                   10.30          0.32(1)         --             0.03          0.35            (0.33)
 2004 +++               10.00          0.21(1)         --             0.38          0.59            (0.21)

 CLASS C
 2005**            $    10.12    $     0.14(1)         --    $        0.00    $     0.14    $       (0.14)
 2005                   10.29          0.24(1)         --             0.05          0.29            (0.26)
 2004 +++               10.00          0.16(1)         --             0.37          0.53            (0.16)

DWIGHT SHORT TERM FIXED INCOME FUND
-----------------------------------

 PBHG CLASS
 2005**            $     9.81    $     0.14(1)         --    $        0.01    $     0.15    $       (0.14)
 2005                   10.00          0.21(1)         --            (0.11)#        0.10            (0.25)
 2004                   10.00          0.29(1)         --             0.04          0.33            (0.29)
 2003                   10.00          0.39            --             0.04          0.43            (0.43)
 2002 (12)              10.00          0.20            --               --          0.20            (0.20)
 2001 (13)              10.00          0.61    $     0.01               --          0.62            (0.62)
 2000 (13)              10.00          0.65          0.01               --          0.66            (0.66)

 ADVISOR CLASS
 2005**            $     9.82    $     0.13(1)         --    $          --          0.13    $       (0.13)
 2005                   10.00          0.19(1)         --    $       (0.10)#        0.09            (0.23)
 2004                   10.00          0.26(1)         --             0.05          0.31            (0.27)
 2003 (14)              10.00          0.25            --             0.01          0.26            (0.26)

 CLASS A
 2005**            $     9.82    $     0.13(1)         --               --    $     0.13    $       (0.13)
 2005                   10.00          0.21(1)         --    $       (0.13)#        0.08            (0.22)
 2004 +++               10.00          0.17(1)         --             0.03          0.20            (0.17)

 CLASS C
 2005**            $     9.82    $     0.11(1)         --               --    $     0.11    $       (0.11)
 2005                   10.00          0.16(1)         --    $       (0.13)#        0.03            (0.17)
 2004 +++               10.00          0.14(1)         --             0.02          0.16            (0.13)

                                                                                 NET
                   DISTRIBUTIONS                                                ASSET
                        FROM          RETURN                       REVERSE      VALUE
                      CAPITAL           OF            TOTAL         STOCK        END          TOTAL
                       GAINS         CAPTIAL      DISTRIBUTIONS     SPLIT     OF PERIOD       RETURN
                   -------------    ----------    -------------    -------    ----------    ----------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005**                       --            --    $       (0.19)        --    $    10.12          1.87%
 2005              $       (0.20)           --            (0.56)        --         10.12          3.72%
 2004^^                    (0.08)           --            (0.31)        --         10.30          6.19%+

 CLASS A
 2005**                       --            --    $       (0.18)        --    $    10.12          1.75%
 2005              $       (0.20)           --            (0.53)        --         10.12          3.46%
 2004 +++                  (0.08)           --            (0.29)        --         10.30          6.00%+

 CLASS C
 2005**                       --            --    $       (0.14)        --    $    10.12          1.37%
 2005              $       (0.20)           --            (0.46)        --         10.12          2.79%
 2004 +++                  (0.08)           --            (0.24)        --         10.29          5.36%+

DWIGHT SHORT TERM FIXED INCOME FUND
-----------------------------------

 PBHG CLASS
 2005**                       --            --    $       (0.14)        --    $     9.82          1.56%
 2005              $       (0.04)           --            (0.29)        --          9.81          1.02%@
 2004                         --    $    (0.04)           (0.33)        --         10.00          3.38%
 2003                         --            --            (0.43)        --         10.00          4.38%
 2002 (12)                 (0.04)           --            (0.24)      0.04         10.00          1.98%+
 2001 (13)                    --            --            (0.62)        --         10.00          6.34%
 2000 (13)                    --            --            (0.66)        --         10.00          6.80%

 ADVISOR CLASS
 2005**                       --            --    $       (0.13)        --    $     9.82          1.33%
 2005              $       (0.04)           --            (0.27)        --          9.82          0.88%@
 2004                         --    $    (0.04)           (0.31)        --         10.00          3.14%
 2003 (14)                    --            --            (0.26)        --         10.00          2.64%+

 CLASS A
 2005**                       --            --    $       (0.13)        --    $     9.82          1.33%
 2005              $       (0.04)           --            (0.26)        --          9.82          0.87%@
 2004 +++                     --    $    (0.03)           (0.20)        --         10.00          1.99%+

 CLASS C
 2005**                       --            --    $       (0.11)        --    $     9.82          1.08%
 2005              $       (0.04)           --            (0.21)        --          9.82          0.36%@
 2004 +++                     --    $    (0.03)           (0.16)        --         10.00          1.65%+

                                                                                           RATIO OF NET
                                                                          RATIO             INVESTMENT
                                                                       OF EXPENSES         INCOME (LOSS)
                                                                       TO AVERAGE           TO AVERAGE
                                                                       NET ASSETS           NET ASSETS
                                                                       (EXCLUDING           (EXCLUDING
                                                       RATIO            WAIVERS,             WAIVERS,
                        NET                           OF NET         EXPENSES BORNE       EXPENSES BORNE
                      ASSETS          RATIO         INVESTMENT         BY ADVISER           BY ADVISER
                        END        OF EXPENSES        INCOME         REIMBURESMENTS       REIMBURSEMENTS        PORTFOLIO
                    OF PERIOD      TO AVERAGE      TO AVERAGE         AND EXPENSE          AND EXPENSE          TURNOVER
                       (000)        NET ASSETS      NET ASSETS        REDUCTION)^^^        REDUCTION)^^^          RATE
                   ------------    -----------     ------------      --------------      -----------------     ----------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005**            $      8,022           0.85%*           3.71%*              1.80%*                 2.77%*        203.26%+
 2005                     7,302           0.85%            3.38%               2.05%                  2.18%         350.28%
 2004^^                   6,377           0.85%*           3.33%*              2.36%*                 1.82%*        258.83%+

 CLASS A
 2005**            $         56           1.10%*           3.46%*              2.05%*                 2.51%*        203.26%+
 2005                        55           1.10%            3.13%               2.30%                  1.93%         350.28%
 2004 +++                    53           1.10%*           3.05%*              2.60%*                 1.55%*        258.83%+

 CLASS C
 2005**            $        100           1.85%*           2.73%*              2.80%*                 1.79%*        203.26%+
 2005                        68           1.85%            2.38%               3.05%                  1.18%         350.28%
 2004 +++                    66           1.85%*           2.37%*              3.37%*                 0.83%*        258.83%+

DWIGHT SHORT TERM FIXED INCOME FUND
-----------------------------------

 PBHG CLASS
 2005**            $    307,809           0.75%*           2.88%*              1.02%*                 2.61%*         92.63%+
 2005                   392,118           0.83%            2.08%               1.17%                  1.74%         400.26%
 2004                 1,424,238           1.00%            2.87%               1.30%                  2.57%         257.21%
 2003                 1,192,971           1.00%            3.65%               1.34%                  3.31%         222.67%
 2002 (12)              518,004           1.00%*           4.67%*              1.32%*                 4.35%*        116.91%+
 2001 (13)               71,298           1.00%            5.97%               1.62%                  5.35%         196.00%
 2000 (13)               24,065           1.03%            6.53%               1.84%                  5.69%          72.00%

 ADVISOR CLASS
 2005**            $      1,564           1.00%*           2.62%*              1.27%*                 2.35%*         92.63%+
 2005                     2,360           1.08%            1.86%               1.42%                  1.52%         400.26%
 2004                     8,074           1.25%            2.59%               1.55%                  2.29%         257.21%
 2003 (14)                2,132           1.25%*           3.02%*              1.59%*                 2.68%*        222.67%

 CLASS A
 2005**            $         52           1.00%*           2.64%*              1.27%*                 2.38%*         92.63%+
 2005                        52           1.05%            2.12%               1.39%                  1.78%         400.26%
 2004 +++                    51           1.25%*           2.52%*              1.52%*                 2.25%*        257.21%+

 CLASS C
 2005**            $         52           1.50%*           2.14%*              1.77%*                 1.88%*         92.63%+
 2005                        51           1.55%            1.62%               1.89%                  1.28%         400.26%
 2004 +++                    51           1.75%*           2.02%*              2.02%*                 1.75%*        257.21%+

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

FINANCIAL HIGHLIGHTS -- Concluded
--------------------------------------------------------------------------------

For a Share Outstanding Throughout Each Year or Period ended March 31, (unless otherwise noted)

                      NET                      REALIZED AND
                     ASSET                      UNREALIZED                    DISTRIBUTIONS    DISTRIBUTIONS
                     VALUE          NET          GAINS OR         TOTAL         FROM NET           FROM
                   BEGINNING     INVESTMENT      (LOSSES)          FROM         INVESTMENT        CAPITAL           TOTAL
                   OF PERIOD       INCOME      ON SECURITIES    OPERATIONS        INCOME           GAINS        DISTRIBUTIONS
                   ----------    ----------    -------------    ----------    -------------    -------------    -------------
PBHG CASH RESERVES FUND
-----------------------

 PBHG CLASS
 2005**            $     1.00    $     0.01(1) $        0.00    $     0.01    $       (0.01)              --    $       (0.01)
 2005                    1.00          0.01(1)            --          0.01            (0.01)              --            (0.01)
 2004                    1.00            --(1)            --            --               --               --               --
 2003                    1.00          0.01               --          0.01            (0.01)              --            (0.01)
 2002                    1.00          0.03               --          0.03            (0.03)              --            (0.03)
 2001                    1.00          0.06               --          0.06            (0.06)              --            (0.06)

                                                                                                                   RATIO OF NET
                                                                                                    RATIO           INVESTMENT
                                                                                                 OF EXPENSES          INCOME
                                                                                                 TO AVERAGE         TO AVERAGE
                                                                                                 NET ASSETS         NET ASSETS
                                                                                   RATIO         (EXCLUDING         (EXCLUDING
                      NET                           NET                           OF NET          WAIVERS,           WAIVERS,
                     ASSET                        ASSETS          RATIO         INVESTMENT     EXPENSES BORNE     EXPENSES BORNE
                     VALUE                          END        OF EXPENSES        INCOME         BY ADVISER         BY ADVISER
                      END          TOTAL        OF PERIOD      TO AVERAGE      TO AVERAGE       AND EXPENSE        AND EXPENSE
                   OF PERIOD       RETURN          (000)        NET ASSETS      NET ASSETS      REDUCTION)^^^      REDUCTION)^^^
                   ----------    ----------    ------------    -----------     ------------    --------------    ----------------
PBHG CASH RESERVES FUND
-----------------------

 PBHG CLASS
 2005**            $     1.00          1.20%   $     39,373           0.87%*           2.37%*            0.87%*              2.37%*
 2005                    1.00          0.91%         41,720           0.82%            0.87%             0.83%               0.86%
 2004                    1.00          0.32%         53,905           0.88%            0.32%             0.89%               0.31%
 2003                    1.00          0.94%         94,459           0.75%            0.93%             0.75%               0.93%
 2002                    1.00          2.55%        107,513           0.59%            2.92%             0.59%               2.91%
 2001                    1.00          5.98%        525,463           0.52%            5.78%             0.52%               5.78%

   *    Annualized.
  **    For the six months ended September 30, 2005 (Unaudited).
   +    Total return and portfolio turnover have not been annualized.
  ++    Class A and Class C shares commenced operations on September 30, 2003.
 +++    Class A and Class C shares commenced operations on July 31, 2003.
++++    The Clipper Focus Fund Advisor Class commenced operations on June 30,
        2003.
   ^    The TS&W Small Cap Value Fund commenced operations on July 25, 2003.
  ^^ The Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.
 ^^^    See note 11 on page 127.
^^^^ In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund's investments.
   # The impact of the payment from affiliate (See Note 2 on page 113) increased the Realized and Unrealized Gains on Securities by $0.07 per share.
   @ A percentage of the total return consists of a payment from the Adviser. Excluding the payment by affiliate the total return would have been 0.30%, 0.16%, 0.15%, and (0.35)% for the PBHG Class, Advisor Class, Class A, and Class C, respectively.
 (1) Per share calculations were performed using average shares for the period.
 (2) The PBHG Large Cap Growth Concentrated Fund Advisor Class, PBHG Large Cap Growth Fund Advisor Class, PBHG Large Cap Fund Advisor Class, PBHG Small Cap Fund Advisor Class and PBHG Technology & Communications Fund Advisor Class commenced operations on December 29, 2000.
 (3) The PBHG Strategic Small Company Fund Advisor Class commenced operations on August 31, 2002.
 (4) On January 11, 2002, the Analytic Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the Analytic Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
 (5)    For the year ended December 31.
 (6)    The PBHG Mid-Cap Fund Advisor Class commenced operations on October 31,
        2001.
 (7) On December 14, 2001, the Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.
 (8)    For the year or period ended April 30.
 (9) On December 14, 2001, the Heitman REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the Heitman REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.
(10) Historically, the Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
(11) The total returns prior to the acquisition do not include the sales charge. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75%. Total Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. If the charge had been included, the returns would have been lower.
(12) On January 11, 2002, the Dwight Short Term Fixed Income Fund (formerly known as the PBHG IRA Capital Preservation Fund) acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.
(13)    For the year or period ended October 31.
(14) The Dwight Short Term Fixed Income Fund Advisor Class commenced operations on July 31, 2002.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                            As of September 30, 2005 (Unaudited)

1.  ORGANIZATION

PBHG Funds (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund became a Delaware statutory trust effective July 16, 2001 and changed its name from The PBHG Funds, Inc. During the period covered by this report, the Fund offered eighteen series: the PBHG Emerging Growth Fund (the "Emerging Growth Fund"), the PBHG Growth Fund (the "Growth Fund"), the PBHG Large Cap Growth Concentrated Fund (the "Large Cap Growth Concentrated Fund") (formerly the PBHG Large Cap 20 Fund), the PBHG Large Cap Growth Fund (the "Large Cap Growth Fund"), the PBHG Select Growth Fund (the "Select Growth Fund"), the PBHG Strategic Small Company Fund (the "Strategic Small Company Fund"), the Analytic Disciplined Equity Fund (the "Disciplined Equity Fund") (formerly the PBHG Disciplined Equity Fund), the PBHG Focused Fund (the "Focused Fund"), the PBHG Large Cap Fund (the "Large Cap Fund"), the PBHG Mid-Cap Fund (the "Mid-Cap Fund"), the PBHG Small Cap Fund (the "Small Cap Fund"), the Clipper Focus Fund (the "Clipper Focus Fund") (formerly the PBHG Clipper Focus
Fund), the TS&W Small Cap Value Fund (the "Small Cap Value Fund") (formerly the PBHG Small Cap Value Fund), the Heitman REIT Fund (the "REIT Fund") (formerly the PBHG REIT Fund), the PBHG Technology & Communications Fund (the "Technology & Communications Fund"), the Dwight Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund"), (formerly the PBHG Intermediate Fixed Income
Fund), the Dwight Short Term Fixed Income Fund (the "Short Term Fixed Income Fund") (formerly the PBHG IRA Capital Preservation Fund), and the PBHG Cash Reserves Fund (the "Cash Reserves Fund") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Large Cap Growth Concentrated, Focused, Clipper Focus, and Technology & Communications Funds, which are classified as non-diversified management investment companies. Each Portfolio's prospectus provides a description of its investment objective, policies and investment strategies. The Fund is registered to offer four classes of shares, PBHG Class, Advisor Class, Class A and Class C. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution fees, registration costs and each class has exclusive voting rights with respect to its distribution plan. Each Class has authorization to issue an unlimited number of shares. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

WRAPPER AGREEMENTS -- Prior to August 9, 2004, PBHG IRA Capital Preservation Fund ("IRA Capital Preservation Fund") (which changed its investment objective and name effective October 19, 2004 to the Short Term Fixed Income Fund) entered into Wrapper Agreements with insurance companies, banks or other financial institutions ("Wrap Providers") that were rated, at the time of purchase, in one of the top two rating categories by a rating agency. A Wrapper Agreement is a contract that is designed to protect a portion of the Portfolio from investment losses and, under most circumstances, permit the Portfolio to maintain a constant NAV per share. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they are considered illiquid.

On August 6, 2004, the Board of Trustees determined to seek shareholder approval to change the investment objective of the IRA Capital Preservation Fund into a fund with a variable net asset value per share which seeks to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital. This investment objective is sought by investing mainly in high quality bonds with short average remaining maturities. Shareholder approval of the change in investment objective was received on October 1, 2004.

On August 9, 2004, the wrapper agreements were terminated by the IRA Capital Preservation Fund. The IRA Capital Preservation Fund received a simultaneous contribution of cash in the amount of $7,419,588 from Liberty Ridge Capital. The cash was contributed to offset the IRA Capital Preservation Fund's obligations under the wrapper agreements to the issuers of the wrapper agreements, and to assist the IRA Capital Preservation Fund in maintaining its net asset value per share for each class of shares at $10.00. During the period August 10, 2004 through October 18, 2004 ("Interim Period"), the IRA Capital Preservation Fund sought to continue to provide a stable net asset value of $10.00 per share by investing in short-term fixed income instruments with less than 60 days to maturity. As a result, the dividend yield during the Interim Period was less than recent dividend yields during the first seven months of 2004. During the Interim Period, the Adviser undertook to waive the entire amount of its investment advisory fee. After the end of this Interim Period, the Short Term Fixed Income Fund began investing in fixed income instruments with greater than 60 days to maturity.

SECURITY VALUATION -- Investment securities of the Portfolios that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Portfolios that are quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

PBHG FUNDS

--------------------------------------------------------------------------------

As of September 30, 2005 (Unaudited)

DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income for the Portfolios are declared annually, if available, with the exception of the REIT, Intermediate Fixed Income, Short Term Fixed Income and Cash Reserves Funds. Dividends from net investment income for the REIT Fund are declared and paid on a quarterly basis. Dividends from net investment income for the Intermediate Fixed Income, Short Term Fixed Income and Cash Reserves Funds are declared daily and paid monthly. Distributions of net realized capital gains, for each Portfolio, are generally made to shareholders annually, if available. Dividends paid from the Funds from net investment income and distributions from net realized short term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income and distributions from net realized short term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

DIVIDEND INCOME -- Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as received. Discounts and premiums on securities purchases are amortized over the life of the respective securities.

Prior to August 9, 2004, to maintain a stable NAV, the IRA Capital Preservation Fund declared and paid dividends in amounts that included the investment income earned by its Portfolio plus the crediting rate income from the Wrapper Provider. This could have caused the Portfolio to make distributions that would be considered return of capital. In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Portfolio was required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions were made, the immediate impact was a corresponding reduction in net asset value per share.

FOREIGN WITHHOLDING TAXES -- The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolios accrue such taxes when the related income is earned.

TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- Per the terms of an informal agreement with Wachovia Bank, N.A. the custodian of the Fund, if a Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with Wachovia Bank, N.A., on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with Wachovia Bank, N.A. on the following day.

TBA PURCHASE COMMITMENTS -- The Intermediate Fixed Income and Short Term Fixed Income Funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of each Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

MORTGAGE DOLLAR ROLLS -- The Intermediate Fixed Income and Short Term Fixed Income Funds may enter into mortgage dollar rolls (principally using TBA's) in which each Portfolio sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Portfolio accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. Each Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

        (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and

        (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

FUTURES CONTRACTS -- The Disciplined Equity Fund and the Intermediate Fixed Income Fund utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolios will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolios each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Portfolios basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolios could lose more than the original margin deposit required to initiate the futures transaction.

The Disciplined Equity Fund and the Intermediate Fixed Income Fund had the following futures contracts open as of September 30, 2005:

                                                                         UNREALIZED
                                              CONTRACT                  APPRECIATION
CONTRACT                         NUMBER OF      VALUE                  (DEPRECIATION)
DESCRIPTION                      CONTRACTS      (000)     EXPIRATION       (000)
------------------------------   ---------    --------    ----------   --------------
DISCIPLINED EQUITY FUND
  S&P 500 Composite
     Index - Long                        8    $  2,469    Dec-05       $          (8)
  S&P 500 Composite Index
     E-Mini - Short                     (6)       (370)   Dec-05                   1
                                                                       -------------
                                                                       $          (7)
                                                                       =============
INTERMEDIATE FIXED INCOME FUND
  10-Year U.S. Treasury
     Note - Short                       (2)       (220)   Dec-05       $           2
                                                                       =============

                                                                      PBHG FUNDS

OPTIONS -- The Portfolios may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolios write or purchase an option, an amount equal to the premium received or paid by the Portfolios is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolios on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolios have realized a gain or a loss on investment transactions. The Portfolios as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in written covered put options and purchased put options during the six month period ended September 30, 2005 are summarized as follows:

                                                   NUMBER OF
CONTRACT DESCRIPTION                               CONTRACTS    PREMIUM
-----------------------------------------------------------------------
INTERMEDIATE FIXED INCOME FUND

Written Option Transactions
Option written and outstanding at
  beginning of period                                      7    $    (1)
Put option written during period                          --         --
Call option written during period                         (7)         1
                                                   ---------    -------
Options written and outstanding at end of period          --    $    --
                                                   =========    =======

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES -- Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

COMMISSION RECAPTURE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolios. Commission Recapture arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the following Portfolios received cash in the amounts shown below during the six months ended September 30, 2005:

Emerging Growth Fund                               $     484
Growth Fund                                            1,931
Large Cap Growth Fund                                    259
Strategic Small Company Fund                             821
Focused Fund                                             679
Mid-Cap Fund                                           8,082
Small Cap Fund                                         1,014
Clipper Focus Fund                                    33,542
Small Cap Value                                       17,147
REIT Fund                                                701
Technology & Communications Fund                       1,946

INVESTMENT TRANSACTIONS -- Security transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, security transactions are accounted for on trade date. Gains and losses on securities sold are determined on the basis of identifiable cost.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as 12b-1 distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

The Fund has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statement of Operations are in total and do not reflect the expense reductions which are shown separately.

All Portfolios (except those noted on the following page) will each impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Portfolios within 10 calendar days of their purchase. The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Portfolio shares redeemed exceeds the number of Portfolio shares that have been held for more than 10 calendar days. In determining how long shares of the Portfolio have been held, shares held by the investor for the longest period of time are sold first. The Portfolio retains the fee for the benefit of the remaining shareholders.

PBHG FUNDS

--------------------------------------------------------------------------------

As of September 30, 2005 (Unaudited)

The redemption fee is not applicable to shares of the Cash Reserves Fund. For a discussion of the limited exemptions to the redemption/exchange fee, please see the Fund's prospectus. For the six months ended September 30, 2005, the following redemption fees were retained:

                                                     PBHG
                                                     CLASS
------------------------------------------------------------
Emerging Growth Fund                               $      32
Growth Fund                                               15
Large Cap Growth Concentrated Fund                       851
Large Cap Growth Fund                                     37
Select Growth                                             39
Strategic Small Company Fund                               2
Large Cap Fund                                            35
Mid-Cap Fund                                              17
Clipper Focus Fund                                       268
TS&W Small Cap Value Fund                                 99
Heitman REIT Fund                                        856
Technology & Communications Fund                           1
Intermediate Fixed Income Fund                            14

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER -- The Fund and Liberty Ridge Capital, Inc. (formerly known as Pilgrim Baxter & Associates, Ltd.) (the "Adviser" or "Liberty Ridge Capital"), an indirect, wholly-owned subsidiary of Old Mutual plc, are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

EXPENSE LIMITATION AGREEMENT -- In the interest of limiting expenses of the Portfolios, the Adviser has entered into separate expense limitation agreements ("Expense Limitation Agreements"), with respect to the Large Cap Growth Concentrated, Strategic Small Company, Disciplined Equity, Focused, Large Cap, Mid-Cap, Small Cap, Clipper Focus, Small Cap Value, REIT, Short Term Fixed Income and Intermediate Fixed Income Funds, pursuant to which the Adviser has contractually agreed to waive or limit its fees and to assume other expenses of these Portfolios to the extent necessary to limit the total annual expenses to a specified percentage of the Portfolios' average daily net assets, exclusive of certain expenses such as fees and expenses incurred under the Rule 12b-1 distribution and service plan and, for PBHG Class, extraordinary expenses.

With respect to the Disciplined Equity, Clipper Focus and REIT Funds, the Adviser may seek reimbursement by those Portfolios for any advisory fees waived or limited and other expenses paid by the Adviser to the Acquiring Funds after September 25, 2002. With respect to the other Portfolios, the Adviser may seek reimbursement for advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements during the previous two fiscal years. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the total operating expense percentage described below. With respect to all Portfolios, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than the specified percentage of the Portfolio's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board of Trustees.

                                                                      PBHG FUNDS

At September 30, 2005, pursuant to the above, the amount the Advisor may seek reimbursement of previously waived and reimbursed fees for the Strategic Small Company, Focused, Small Cap, Clipper Focus, Small Cap Value, Intermediate Fixed Income and Short Term Fixed Income Funds was $158,400, $38,783, $191,494, $879,889, $58,757, $179,554 and $944,157 respectively.

As of September 30, 2005, with respect to the foregoing Portfolios, the net assets of the Strategic Small Company, Focused, Small Cap, Small Cap Value, and Intermediate Fixed Income Funds are less than $75 million.

The advisory fee and expense limitations are as follows:

                                                        EXPENSE       EXPENSE
                                                       LIMITATION    LIMITATION       EXPENSE       EXPENSE
                                          ADVISORY        PBHG         ADVISOR       LIMITATION    LIMITATION
                                            FEE           CLASS         CLASS          CLASS A       CLASS C
-------------------------------------------------------------------------------------------------------------
Emerging Growth Fund (1)                       0.85%          n/a           n/a**           n/a           n/a
Growth Fund (1)                                0.85%          n/a           n/a             n/a           n/a
Large Cap Growth Concentrated Fund (1)         0.85%         1.50%         1.75%           1.75%         2.50%
Large Cap Growth Fund (2)                      0.75%          n/a           n/a             n/a           n/a
Select Growth Fund (1)                         0.85%          n/a           n/a**           n/a           n/a
Strategic Small Company Fund (1)               0.85%         1.50%         1.75%           1.75%         2.50%
Disciplined Equity Fund (3)                    0.70%         1.50%         1.75%**         1.75%         2.50%
Focused Fund (4)                               0.65%         1.50%         1.75%**         1.75%         2.50%
Large Cap Fund (4)                             0.65%         1.50%         1.75%           1.75%         2.50%
Mid-Cap Fund (1)                               0.85%         1.50%         1.75%           1.75%         2.50%
Small Cap Fund (5)                             1.00%         1.50%         1.75%           1.75%         2.50%
Clipper Focus Fund (6)                         1.00%         1.40%         1.65%           1.65%         2.40%
Small Cap Value Fund (5)                       1.00%         1.50%         1.75%**         1.75%         2.50%
REIT Fund (1)                                  0.85%         1.50%         1.75%           1.75%         2.50%
Technology & Communications Fund (1)           0.85%          n/a           n/a             n/a           n/a
Intermediate Fixed Income Fund (7)             0.40%         0.85%         1.10%**         1.10%         1.85%
Short Term Fixed Income Fund (7)               0.40%         0.75%         1.00%           1.00%         1.50%
Cash Reserves Fund (8)                         0.30%          n/a           n/a**           n/a**         n/a**

** Class is not currently offered for the applicable Portfolio.

(1) Under the terms of the Advisory Agreement, the Advisor is paid a monthly fee at an annual rate of 0.85% of the first $1 billion of the average daily net assets of the Portfolio, 0.80% of the next $500 million of the average daily net assets of the Portfolio, 0.75% of the next $500 million of the average daily net assets of the Portfolio, 0.70% of the next $500 million of the average daily net assets of the Portfolio and 0.65% of the average daily net assets of the Portfolio in excess of $2.5 billion. Prior to December 9, 2004, the annual rate was 0.85% of the average daily net assets of the Portfolio except for the Strategic Small Company Fund which was 1.00%.
(2) Under the terms of the Advisory Agreement, the Advisor is paid a monthly fee at an annual rate of 0.75% of the first $1 billion of the average daily net assets of the Portfolio, 0.70% of the next $500 million of the average daily net assets of the Portfolio, 0.65% of the next $500 million of the average daily net assets of the Portfolio, 0.60% of the next $500 million of the average daily net assets of the Portfolio and 0.55% of the average daily net assets of the Portfolio in excess of $2.5 billion. Prior to December 9, 2004, the annual rate was 0.75% of the average daily net assets of the Portfolio.
(3) Under the terms of the Advisory Agreement, the Advisor is paid a monthly fee at an annual rate of 0.70% of the first $1 billion of the average daily net assets of the Portfolio, 0.65% of the next $500 million of the average daily net assets of the Portfolio, 0.60% of the next $500 million of the average daily net assets of the Portfolio, 0.55% of the next $500 million of the average daily net assets of the Portfolio and 0.50% of the average daily net assets of the Portfolio in excess of $2.5 billion. Prior to December 9, 2004, the annual rate was 0.70% of the average daily net assets of the Portfolio.
(4) Under the terms of the Advisory Agreement, the Advisor is paid a monthly fee at an annual rate of 0.65% of the first $1 billion of the average daily net assets of the Portfolio, 0.60% of the next $500 million of the average daily net assets of the Portfolio, 0.55% of the next $500 million of the average daily net assets of the Portfolio, 0.50% of the next $500 million of the average daily net assets of the Portfolio and 0.45% of the average daily net assets of the Portfolio in excess of $2.5 billion. Prior to December 9, 2004, the annual rate was 0.65% of the average daily net assets of the Portfolio except for the Focused Fund which was 0.85%.
(5) Under the terms of the Advisory Agreement, the Advisor is paid a monthly fee at an annual rate of 1.00% of the first $1 billion of the average daily net assets of the Portfolio, 0.95% of the next $500 million of the average daily net assets of the Portfolio, 0.90% of the next $500 million of the average daily net assets of the Portfolio, 0.85% of the next $500 million of the average daily net assets of the Portfolio and 0.80% of the average daily net assets of the Portfolio in excess of $2.5 billion. Prior to December 9, 2004, the annual rate was 1.00% of the average daily net assets of the Portfolio.
(6) Prior to December 9, 2004 the Expense Limitation for the PBHG, Advisor, Class A and Class C shares was 1.50%, 1.75%, 1.75% and 2.50%, respectively.
(7) Under the terms of the Advisory Agreement, the Advisor is paid a monthly fee at an annual rate of 0.40% of the first $1 billion of the average daily net assets of the Portfolio, 0.35% of the next $500 million of the average daily net assets of the Portfolio, 0.30% of the next $500 million of the average daily net assets of the Portfolio, 0.25% of the next $500 million of the average daily net assets of the Portfolio and 0.20% of the average daily net assets of the Portfolio in excess of $2.5 billion. Prior to December 9, 2004, the annual rate was 0.40% of the average daily net assets of the Portfolio.
(8) Under the terms of the Advisory Agreement, the Advisor is paid a monthly fee at an annual rate of 0.30% of the first $1 billion of the average daily net assets of the Portfolio, 0.25% of the next $500 million of the average daily net assets of the Portfolio, 0.20% of the next $500 million of the average daily net assets of the Portfolio, 0.15% of the next $500 million of the average daily net assets of the Portfolio and 0.10% of the average daily net assets of the Portfolio in excess of $2.5 billion. Prior to December 9, 2004, the annual rate was 0.30% of the average daily net assets of the Portfolio.

PBHG FUNDS

--------------------------------------------------------------------------------

As of September 30, 2005 (Unaudited)

Analytic Investors, Inc. ("Analytic"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Disciplined Equity Fund. For the services it provides pursuant to the sub-advisory agreement, Analytic is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements). Analytic receives no fees directly from the Disciplined Equity Fund.

Dwight Asset Management Company ("Dwight"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Intermediate Fixed Income and Short Term Fixed Income Funds. For the services it provides pursuant to the sub-advisory agreement, Dwight is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements). Dwight receives no fees directly from the Intermediate Fixed Income and Short Term Fixed Income Funds.

Heitman Real Estate Securities LLC ("Heitman"), serves as the sub-adviser to the REIT Fund. Heitman is a wholly-owned subsidiary of Heitman LLC, which is owned 50% by senior executives within the Heitman organization and 50% by Old Mutual
(HFL) Inc., an indirect, wholly owned subsidiary of Old Mutual plc. For the services it provides pursuant to the sub-advisory agreement, Heitman is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements). Heitman receives no fees directly from the REIT Fund.

Pacific Financial Research, Inc. ("PFR"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Clipper Focus Fund. For its services provided pursuant to the sub-advisory agreement, PFR is entitled to receive from the Adviser a sub-advisory fee equal to 0.40% of the Portfolio's average daily net assets. PFR receives no fees directly from the Clipper Focus Fund.

Thompson, Siegel & Walmsley, Inc. ("TS&W"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Small Cap Value Fund. For its services provided pursuant to the sub-advisory agreement, TS&W is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after December 31, 2003. Prior to that date, TS&W received a sub-advisory fee equal to 1.00% of the assets transferred to the Small Cap Value Fund in connection with the reorganization and 0.50% of the average daily net assets (less the amount of any expense reimbursements) on the other assets of the Portfolio. TS&W receives no fees directly from the Small Cap Value Fund.

Wellington Management Company, LLP ("WMC") serves as the sub-adviser to the Cash Reserves Fund. For its services provided pursuant to the Investment Sub-Advisory Agreement with the Adviser and the Fund, WMC is entitled to receive a fee from the Adviser, computed daily and paid monthly, at an annual rate equal to 0.075% of the Cash Reserves Fund's average daily net assets up to and including $500 million and 0.020% of the Cash Reserves Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000. WMC may, from time to time, waive all or a portion of its fee from the Adviser. WMC receives no fees directly from the Cash Reserves Fund.

ADMINISTRATOR -- Old Mutual Fund Services (formerly known as PBHG Fund Services), (the "Administrator"), an indirect, wholly-owned subsidiary of Old Mutual plc, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.1227% of the average daily net assets of each Portfolio. Prior to October 1, 2004, the fee was 0.15% of the average daily net assets of each Portfolio.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Global Funds Services (the "Sub-Administrator"). The Sub-Administrator assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator the following fees. The fee will be the greater of the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund, (ii) PBHG Insurance Series Fund, another fund family managed by the Adviser and (iii) Old Mutual Adviser Funds, another fund family managed by Old Mutual Capital, Inc. (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.0100% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion or a minimum fee based on the aggregate number of funds in the PBHG Fund Family as follows: Equal to or greater than 15 single manager portfolios and 4 multi-manager portfolios with up to 15 managers the minimum is equal to $50,000 per portfolio and an additional $2,000 for each manager over 15 in the multi-manager portfolio; or between 11 and 14 single manager portfolios and 4 multi-manager portfolios with up to 15 managers the minimum is equal to $55,000 per portfolio and an additional $2,000 for each manager over 15 in the multi-manager portfolio; or less than 11 single manager portfolios and any number of multi-manager funds with any number of managers the minimum is equal to $60,000 per portfolio and an additional $2,000 for each additional manager in the multi-manager portfolio.

DISTRIBUTOR -- The Fund has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners, doing business as PBHG Fund Distributors (the "Distributor"), an indirect, wholly-owned subsidiary of Old Mutual plc. The Distributor receives no compensation for serving in such capacity. The Fund, on behalf of Class A shares of each Portfolio, has adopted a distribution plan under Rule 12b-1 under the Investment Company Act, which provides for payment of a distribution fee of up to 0.25%, of the daily net assets of Class A shares. Currently, the Fund is not paying a distribution fee on Class A shares. The Fund has also adopted, on behalf of Class C shares of each Portfolio a Distribution Plan under Rule 12b-1 under the Investment Company Act, which provides for payment of a distribution fee of up to 0.75% of the average daily net assets of Class C shares. Currently, the Short Term Fixed Income Fund charges a distribution fee of 0.50% of the average daily net assets of the Class C Shares. The Fund has also adopted a Service Plan on behalf of Class A shares and Class C shares of each Portfolio and a separate Service Plan under Rule 12b-1 under the Investment Company Act on behalf of Advisor Class shares of each Portfolio, both of which provide for payment of a service fee of up to 0.25% of the average daily net assets of each class. Distribution fees are paid to the Distributor for the sale and distribution of Class A shares and Class C shares and service fees are paid to the Distributor, brokers, dealers and/or other financial intermediaries for providing or arranging for others to provide personal services to shareholders and/or the maintenance of shareholder accounts.

Of the service and distribution fees the Distributor received for the six months ended September 30, 2005, it retained the following:

                                                            DISTRIBUTION
                                    SERVICE FEES                FEES
                           ------------------------------   -----------
                           ADVISOR    CLASS A    CLASS C      CLASS C
                           --------   --------   --------   ------------
Emerging Growth Fund       $     --   $     68   $     67   $        201
Growth Fund                      66         72         71            212
Large Cap Growth
  Concentrated Fund             101         69         75            224
Large Cap Growth Fund            --         72         85            254
Select Growth Fund               --         67         66            198
Strategic Small Company
  Fund                           30         77         88            264
Disciplined Equity               --        109        113            338
Focused Fund                     --         81         80            241
Large Cap Fund                    1         72         71            213
Mid-Cap Fund                     --        113        220            660

                                                                      PBHG FUNDS

                                                            DISTRIBUTION
                                    SERVICE FEES                FEES
                           ------------------------------   -----------
                           ADVISOR    CLASS A    CLASS C      CLASS C
                           --------   --------   --------   ------------
Small Cap Fund             $     --   $     95   $     87   $        260
Clipper Focus                     2        701      8,921         26,763
Small Cap Value                  --        206      1,213          3,639
REIT                          8,824         93        324            973
Technology &
  Communications Fund           126         70         69            207
Intermediate Fixed
  Income                         --         70         73            219
Short Term Fixed
  Income Fund                    36         65         65            129

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

Wachovia Bank, National Association serves as the custodian for each of the Portfolios.

The Fund has entered into a shareholder servicing agreement with Old Mutual Fund Services to provide shareholder support and other shareholder account-related services. Old Mutual Fund Services has, in turn, contracted with Old Mutual Shareholder Services, Inc. (formerly known as PBHG Shareholder Services, Inc.), ("OMSS"), its wholly-owned subsidiary, to assist in the provision of those services. OMSS received no fees directly from the Portfolios. The shareholder service fees are reviewed semi-annually and approved annually by the Board of Trustees.

Shareholder service fees (including out of pocket expenses) paid to Old Mutual Fund Services for the six months ended September 30, 2005 were as follows:

Fund                                  Total
--------------------------------   ------------
Emerging Growth                    $    112,591
Cash Reserves                            27,903
Growth                                  335,319
Large Cap Growth                         47,756
Select Growth                           119,795
Technology & Communications             246,181
Large Cap Growth Concentrated            89,909
Strategic Small Company                  15,443
Large Cap                                24,844
Mid-Cap                                  55,913
Small Cap                                17,355
Focused                                   9,332
Clipper Focus                            66,157
REIT                                     21,214
Short Term Fixed Income                  11,222
Disciplined Equity                        7,371
Small Cap Value                          13,847
Intermediate Fixed Income                 1,085

On April 4, 2000, the Board of Trustees approved an agreement between the Fund and Old Mutual Fund Services to provide shareholder related web development and maintenance services. For its services over the six month period ended September 30, 2005, Old Mutual Fund Services received a fee of $78,390, which was allocated to each fund quarterly based on average net assets. The fee is reviewed semi-annually and approved annually by the Board of Trustees.

Officers of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor, as well as the Senior Officer, received no compensation from the Fund.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments, for the Portfolios, excluding the Cash Reserves Fund, for the six months ended September 30, 2005 were as follows:

                                                                SALES AND
                                           PURCHASES (000)   MATURITIES (000)
                                           ---------------   ----------------
Emerging Growth Fund                         $   47,751        $    74,595
Growth Fund                                      55,071            141,547
Large Cap Growth Concentrated Fund               21,319             46,727
Large Cap Growth Fund                            17,172             38,409
Select Growth Fund                               38,145             63,114
Strategic Small Company Fund                     14,310             18,454
Analytic Disciplined Equity Fund                 50,803             55,856
Focused Fund                                     13,282             13,991
Large Cap Fund                                   45,128             72,713
Mid-Cap Fund                                    135,493            184,053
Small Cap Fund                                   13,171             20,078
Clipper Focus Fund                              101,632            172,515
TS&W Small Cap Value Fund                        13,804             39,723
Heitman REIT Fund                                84,332             71,255
Technology & Communications Fund                 28,557             68,554
Dwight Intermediate Fixed Income Fund            16,440             15,473
Dwight Short Term Fixed Income Fund             330,872            427,645

During the six months ended September 30, 2005, the Intermediate Fixed Income Fund and the Short Term Fixed Income Fund purchased U.S. Government Securities of $15,528,751 and $316,971,875, respectively and received proceeds from the sale and maturities of U.S. Government Securities of $14,530,742 and $327,637,109, respectively.

PBHG FUNDS

--------------------------------------------------------------------------------

As of September 30, 2005 (Unaudited)

5.  SHARE TRANSACTIONS

                                                       PBHG                          PBHG                     PBHG LARGE CAP
                                               EMERGING GROWTH FUND              GROWTH FUND             GROWTH CONCENTRATED FUND
                                            --------------------------    --------------------------    --------------------------
                                             4/1/05 to       4/1/04        4/1/05 to       4/1/04        4/1/05 to       4/1/04
                                              9/30/05          to           9/30/05          to           9/30/05          to
                                            (Unaudited)      3/31/05      (Unaudited)      3/31/05      (Unaudited)      3/31/05
                                            -----------    -----------    -----------    -----------    -----------    -----------
SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                    592          2,036            789          2,133             93            565
   Shares Redeemed                               (2,598)        (9,169)        (5,207)       (16,999)        (1,823)        (3,997)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total PBHG Class Share Transactions           (2,006)        (7,133)        (4,418)       (14,866)        (1,730)        (3,432)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Advisor Class
   Shares Issued                                     --             --              1             57             --              2
   Shares Redeemed                                   --             --             (4)        (2,304)            (1)            --
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total Advisor Class Share Transactions            --             --             (3)        (2,247)            (1)             2
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Class A
   Shares Issued                                     --             --             --             --             --             --
   Shares Redeemed                                   --             --             --             --             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total Class A Share Transactions                  --             --             --             --             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Class C
   Shares Issued                                     --             --             --             --             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total Class C Share Transactions                  --             --             --             --             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Net Decrease in Shares Outstanding            (2,006)        (7,133)        (4,421)       (17,113)        (1,731)        (3,430)
                                            ===========    ===========    ===========    ===========    ===========    ===========

                                                       PBHG                          PBHG                     PBHG STRATEGIC
                                              LARGE CAP GROWTH FUND           SELECT GROWTH FUND            SMALL COMPANY FUND
                                            --------------------------    --------------------------    --------------------------
                                             4/1/05 to       4/1/04        4/1/05 to       4/1/04        4/1/05 to       4/1/04
                                              9/30/05          to           9/30/05          to           9/30/05          to
                                            (Unaudited)      3/31/05      (Unaudited)      3/31/05      (Unaudited)      3/31/05
                                            -----------    -----------    -----------    -----------    -----------    -----------
SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                    289          1,033            101            301            169            627
   Shares Redeemed                               (1,240)        (2,864)        (1,316)        (3,148)          (436)        (2,196)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total PBHG Class Share Transactions             (951)        (1,831)        (1,215)        (2,847)          (267)        (1,569)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Advisor Class
   Shares Issued                                      3              6             --             --             15             31
   Shares Redeemed                                   (3)           (18)            --             --            (29)           (53)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total Advisor Class Share Transactions            --            (12)            --             --            (14)           (22)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Class A
   Shares Issued                                     --             --             --             --              6             --
   Shares Redeemed                                   --             (1)            --             --             --             (1)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total Class A Share Transactions                  --             (1)            --             --              6             (1)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Class C
   Shares Issued                                     --              1             --             --             --              1
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total Class C Share Transactions                  --              1             --             --             --              1
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Net Decrease in Shares Outstanding              (951)        (1,843)        (1,215)        (2,847)          (275)        (1,591)
                                            ===========    ===========    ===========    ===========    ===========    ===========

Amounts designated as "--" are either $0 or have been rounded to $0.

                                                                      PBHG FUNDS

                                                    ANALYTIC                         PBHG                          PBHG
                                              DISCIPLINED EQUITY FUND            FOCUSED FUND                 LARGE CAP FUND
                                            --------------------------    --------------------------    --------------------------
                                             4/1/05 to       4/1/04        4/1/05 to       4/1/04        4/1/05 to       4/1/04
                                              9/30/05          to           9/30/05          to           9/30/05          to
                                            (Unaudited)      3/31/05      (Unaudited)      3/31/05      (Unaudited)      3/31/05
                                            -----------    -----------    -----------    -----------    -----------    -----------
Shares Issued and Redeemed (000):
   PBHG Class
   Shares Issued                                    232            822            170            165            225          1,011
   Shares Issued upon Reinvestment of
     Distributions                                   --             42             --             --             --            122
   Shares Redeemed                                 (798)        (2,325)          (179)          (651)        (2,072)        (9,076)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total PBHG Class Share Transactions             (566)        (1,461)            (9)          (486)        (1,847)        (7,943)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Advisor Class
   Shares Issued                                     --             --             --             --              7             13
   Shares Issued upon Reinvestment of
     Distributions                                   --             --             --             --             --             --
   Shares Redeemed                                   --             --             --             --             (9)           (38)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total Advisor Class Share Transactions            --             --             --             --             (2)           (25)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Class A
   Shares Issued                                     18             18             --             --             --             --
   Shares Issued upon Reinvestment of
     Distributions                                   --             --             --             --             --             --
   Shares Redeemed                                   (5)            (9)            --             --             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total Class A Share Transactions                  13              9             --             --             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Class C
   Shares Issued                                      4             --             --             --             --             --
   Shares Issued upon Reinvestment of
     Distributions                                   --             --             --             --             --             --
   Shares Redeemed                                   (1)            --             --             --             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total Class C Share Transactions                   3             --             --             --             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Net Increase (Decrease) in Shares
     Outstanding                                   (550)        (1,452)            (9)          (486)        (1,849)        (7,968)
                                            ===========    ===========    ===========    ===========    ===========    ===========

                                                       PBHG                          PBHG                       CLIPPER
                                                   MID-CAP FUND                 SMALL CAP FUND                 FOCUS FUND
                                            --------------------------    --------------------------    --------------------------
                                             4/1/05 to       4/1/04        4/1/05 to       4/1/04        4/1/05 to       4/1/04
                                              9/30/05          to           9/30/05          to           9/30/05          to
                                            (Unaudited)      3/31/05      (Unaudited)      3/31/05      (Unaudited)      3/31/05
                                            -----------    -----------    -----------    -----------    -----------    -----------
SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                  1,449          5,937             82            328          7,299         33,809
   Shares Issued upon Reinvestment of
     Distributions                                   --          2,144             --             --             --          1,195
   Shares Redeemed                               (3,973)        (7,958)          (394)        (2,647)       (12,727)       (23,530)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total PBHG Class Share Transactions           (2,524)           123           (312)        (2,319)        (5,428)        11,474
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Advisor Class
   Shares Issued                                     86            194             --              3              2             69
   Shares Issued upon Reinvestment of
     Distributions                                   --             35             --             --             --              1
   Shares Redeemed                                 (111)          (120)            (1)            (7)            (4)           (62)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total Advisor Class Share Transactions           (25)           109             (1)            (4)            (2)             8
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Class A
   Shares Issued                                     --              6             --              1             39            249
   Shares Issued upon Reinvestment of
     Distributions                                   --             --             --             --             --              5
   Shares Redeemed                                   (2)            (3)            --             --            (75)           (64)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total Class A Share Transactions                  (2)             3             --              1            (36)           190
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Class C
   Shares Issued                                      4              5             --             --             95            466
   Shares Issued upon Reinvestment of
     Distributions                                   --             --             --             --             --              8
   Shares Redeemed                                   (1)            --             --             --            (60)           (54)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total Class C Share Transactions                   3              5             --             --             35            420
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Net Increase (Decrease) in Shares
     Outstanding                                 (2,548)           240           (313)        (2,322)        (5,431)        12,092
                                            ===========    ===========    ===========    ===========    ===========    ===========

Amounts designated as "--" are either $0 or have been rounded to $0.

PBHG FUNDS

--------------------------------------------------------------------------------

As of September 30, 2005 (Unaudited)

                                                       TS&W                        HEITMAN                   PBHG TECHNOLOGY &
                                               SMALL CAP VALUE FUND               REIT FUND                 COMMUNICATIONS FUND
                                            --------------------------    --------------------------    --------------------------
                                             4/1/05 to       4/1/04        4/1/05 to       4/1/04        4/1/05 to       4/1/04
                                              9/30/05          to           9/30/05          to           9/30/05          to
                                            (Unaudited)      3/31/05      (Unaudited)      3/31/05      (Unaudited)      3/31/05
                                            -----------    -----------    -----------    -----------    -----------    -----------
SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                    175          3,199          2,818          5,936            644          1,646
   Shares Issued upon Reinvestment of
     Distributions                                   --             53            256            813             --             --
   Shares Redeemed                               (1,080)          (840)        (1,709)        (5,914)        (3,424)        (8,723)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total PBHG Class Share Transactions             (905)         2,412          1,365            835         (2,780)        (7,077)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Advisor Class
   Shares Issued                                     --             --             59             69             28            241
   Shares Issued upon Reinvestment of
     Distributions                                   --             --             28            116             --             --
   Shares Redeemed                                   --             --           (145)          (521)          (842)          (751)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total Advisor Class Share Transactions            --             --            (58)          (336)          (814)          (510)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Class A
   Shares Issued                                     --             27              8             --             --             --
   Shares Issued upon Reinvestment of
     Distributions                                   --             --             --              1             --             --
   Shares Redeemed                                   (1)            (4)            --             --             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total Class A Share Transactions                  (1)            23              8              1             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Class C
   Shares Issued                                      1             34             23              5             --             --
   Shares Issued upon Reinvestment of
     Distributions                                   --              1              1              2             --             --
   Shares Redeemed                                   (1)            (1)            (1)            --             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total Class C Share Transactions                  --             34             23              7             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Net Increase (Decrease) in Shares
     Outstanding                                   (906)         2,469          1,338            507         (3,594)        (7,587)
                                            ===========    ===========    ===========    ===========    ===========    ===========

                                                                      PBHG FUNDS

                                                DWIGHT INTERMEDIATE           DWIGHT SHORT TERM                    PBHG
                                                 FIXED INCOME FUND            FIXED INCOME FUND             CASH RESERVES FUND
                                            --------------------------    --------------------------    --------------------------
                                             4/1/05 to       4/1/04        4/1/05 to       4/1/04        4/1/05 to       4/1/04
                                              9/30/05          to           9/30/05          to           9/30/05          to
                                            (Unaudited)      3/31/05      (Unaudited)      3/31/05      (Unaudited)      3/31/05
                                            -----------    -----------    -----------    -----------    -----------    -----------
SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                    129            256            588         24,016         10,721         31,515
   Shares Issued upon Reinvestment of
     Distributions                                   14             36            503          2,585            456            342
   Shares Redeemed                                  (73)          (189)        (9,691)      (129,072)       (13,523)       (44,043)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total PBHG Class Share Transactions               70            103         (8,600)      (102,471)        (2,346)       (12,186)
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Advisor Class
   Shares Issued                                     --             --             --            208             --             --
   Shares Issued upon Reinvestment of
     Distributions                                   --             --              2             14             --             --
   Shares Redeemed                                   --             --            (84)          (789)            --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total Advisor Class Share Transactions            --             --            (82)          (567)            --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Class A
   Shares Issued                                     --             --             --             --             --             --
   Shares Issued upon Reinvestment of
     Distributions                                   --             --             --             --             --             --
   Shares Redeemed                                   --             --             --             --             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total Class A Share Transactions                  --             --             --             --             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Class C
   Shares Issued                                      3             --             --             --             --             --
   Shares Issued upon Reinvestment of
     Distributions                                   --              1             --             --             --             --
   Shares Redeemed                                   --             --             --             --             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Total Class C Share Transactions                   3              1             --             --             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
   Net Increase (Decrease) in Shares
     Outstanding                                     73            104         (8,682)      (103,038)        (2,346)       (12,186)
                                            ===========    ===========    ===========    ===========    ===========    ===========

Amounts designated as "--" are either $0 or have been rounded to $0.

PBHG FUNDS

--------------------------------------------------------------------------------

As of September 30, 2005 (Unaudited)

6.  FEDERAL TAX INFORMATION

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31, 2005, primarily attributable to certain net operating losses, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities for tax purposes, and returns of capital which, for tax purposes, are not available to offset future income, were reclassified to the following accounts:

                                              INCREASE          INCREASE
                                             (DECREASE)        (DECREASE)
                                             ACCUMULATED      UNDISTRIBUTED
                            (DECREASE)      NET REALIZED     NET INVESTMENT
                         PAID-IN-CAPITAL        GAIN             INCOME
                              (000)             (000)            (000)
                           ------------     -------------    --------------
Emerging Growth Fund     $        (2,990)   $          --    $        2,990
Growth Fund                       (9,801)              --             9,801
Large Cap Growth
  Concentrated Fund               (1,232)              --             1,232
Large Cap Growth Fund               (725)              --               725
Select Growth Fund                (2,579)              --             2,579
Strategic Small
  Company Fund                      (706)              --               706
Large Cap Fund                       (44)              --                44
Mid-Cap Fund                          --             (826)              826
Small Cap Fund                      (769)              --               769
Clipper Focus Fund                    --                4                (4)
Small Cap Value Fund                (131)            (287)              418
REIT Fund*                            --           (1,180)            1,180
Technology &
  Communications Fund             (3,500)              --             3,500
Intermediate Fixed
  Income Fund                         --               (8)                8
Short Term Fixed
  Income Fund                         --            6,754            (6,754)

These reclassifications had no effect on net assets or net asset value per share.

* Information reflects fund activity based on the Portfolio's 12/31/04 tax reporting year.

The tax character of dividends and distributions declared during the years ended March 31, 2005 and 2004 were as follows:

                             ORDINARY       LONG-TERM     RETURN OF
                              INCOME      CAPITAL GAIN     CAPITAL         TOTAL
                               (000)         (000)          (000)          (000)
                           ------------   ------------   ------------   ------------
Disciplined Equity Fund
  2005                     $        438   $         --   $         --   $        438
  2004                              317             --             --            317
Large Cap Fund
  2005                            1,538             --             --          1,538
  2004                            3,484             --             --          3,484
Mid-Cap Fund
  2005                           10,959         28,925             --         39,884
  2004                               --             --             --             --
Clipper Focus Fund
  2005                            8,786         11,979             --         20,765
  2004                            4,140          1,135             --          5,275
Small Cap Value Fund
  2005                              113          1,234             --          1,347
  2004                              198             --             --            198
REIT Fund
  2005                            7,108          8,496             --         15,604
  2004                            3,772          1,682            513          5,967
Intermediate Fixed
Income Fund
  2005                              377             --             --            377
  2004                              177             --             --            177
Short Term Fixed
Income Fund
  2005                           23,888          2,455             --         26,343
  2004                           39,079             --          6,019         45,098
Cash Reserves Fund
  2005                              418             --             --            418
  2004                              235             --             --            235

The following funds did not declare distributions during the years ended March 31, 2005 and 2004, respectively: Emerging Growth, Growth, Large Cap Growth Concentrated, Large Cap Growth, Select Growth, Strategic Small Company, Focused, Small Cap, and Technology & Communications Funds.

                                                                      PBHG FUNDS

As of March 31, 2005, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                           UNDISTRIBUTED  UNDISTRIBUTED     CAPITAL         POST        UNREALIZED        OTHER
                             ORDINARY       LONG-TERM        LOSS          OCTOBER     APPRECIATION/    TEMPORARY
                              INCOME      CAPITAL GAIN   CARRYFORWARDS     LOSSES     (DEPRECIATION)   DIFFERENCES       TOTAL
                               (000)          (000)          (000)          (000)          (000)          (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH FUND       $          --  $          --  $    (324,705) $          --  $      55,916  $          --  $    (268,789)
Growth Fund                           --             --     (1,499,470)            --        205,758             --     (1,293,712)
Large Cap Growth
  Concentrated Fund                   --             --       (344,817)            --         19,917             --       (324,900)
Large Cap Growth Fund                 --             --       (185,709)            --         34,641             --       (151,068)
Select Growth Fund                    --             --     (1,181,831)            --         18,994             --     (1,162,837)
Strategic Small
  Company Fund                        --             --         (5,550)            --         11,910             --          6,360
Disciplined Equity Fund               56             --        (22,944)            --          5,795             --        (17,093)
Focused Fund                          89             --         (2,813)            --          1,019             --         (1,705)
Large Cap Fund                        --             --       (106,509)            --          1,690             --       (104,819)
Mid-Cap Fund                      15,599         13,329             --             --         47,215             --         76,143
Small Cap Fund                        --             --        (17,644)            --          6,233             --        (11,411)
Clipper Focus Fund                   155         25,067             --             --        104,921             --        130,143
Small Cap Value Fund                  --            473             --             --         19,842             (3)        20,312
REIT Fund*                           464          2,434             --             --         44,155             --         47,053
Technology &
  Communications Fund                 --             --     (2,464,251)          (634)        48,758             (1)    (2,416,128)
Intermediate Fixed
  Income Fund                         39             --             --             (1)            19            (31)            26
Short Term Fixed
  Income Fund                        930             --             --         (1,383)        (4,849)          (933)        (6,235)
Cash Reserves Fund                    76             --             (9)            --             --            (76)            (9)

* Information reflects fund activity based on the Portfolio's December 31, 2004 tax reporting year.

Post-October losses represent losses realized on investment transactions from November 1, 2004 through March 31, 2005 that, in accordance with Federal income tax regulations the Portfolios may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At March 31, 2005, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):

                                                                      EXPIRING MARCH 31,
                           -------------------------------------------------------------------------------------------------------
                               2007           2008           2009           2010           2011           2012           TOTAL
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
EMERGING GROWTH FUND       $          --  $          --  $          --  $       3,933  $     200,025  $     120,747  $     324,705
Growth Fund                           --             --             --      1,186,730        312,740             --      1,499,470
Large Cap Growth
  Concentrated Fund                   --             --             --             --        239,420        105,397        344,817
Large Cap Growth Fund                 --             --             --        112,413         73,296             --        185,709
Select Growth Fund                    --             --        177,950        877,967        125,914             --      1,181,831
Strategic Small
  Company Fund                        --             --             --             --          5,550             --          5,550
Disciplined Equity Fund            2,630            282             --             87         19,945             --         22,944
Focused Fund                          --             --             --             --          2,813             --          2,813
Large Cap Fund                        --             --             --          7,013         99,496             --        106,509
Small Cap Fund                        --             --             --             --         17,644             --         17,644
Technology &
  Communications Fund                 --             --         84,251      1,954,050        425,950             --      2,464,251
Cash Reserves                         --              4             --              5             --             --              9

PBHG FUNDS

NOTES TO FINANCIAL STATEMENTS -- Concluded
--------------------------------------------------------------------------------

As of September 30, 2005 (Unaudited)

During the year ended March 31, 2005, the Funds utilized capital loss carryforwards as follows (000):

Emerging Growth Fund                          $  19,604
Growth Fund                                      66,436
Large Cap Growth Concentrated Fund               13,308
Large Cap Growth Fund                             9,857
Select Growth Fund                               14,209
Strategic Small Company Fund                     10,644
Disciplined Equity Fund                           4,290
Focused Fund                                      1,761
Large Cap Fund                                   13,024
Small Cap Fund                                   14,778
Technology & Communications Fund                  5,506

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio, excluding Cash Reserves Fund, at September 30, 2005 were as follows:

                                                                             NET
                                                                         UNREALIZED
                              FEDERAL      UNREALIZED     UNREALIZED    APPRECIATION/
                             TAX COST     APPRECIATION   DEPRECIATION   DEPRECIATION
                               (000)          (000)          (000)          (000)
                           -------------  -------------  -------------  -------------
Emerging Growth Fund       $     116,319  $      60,022  $      (2,083) $      57,939
Growth Fund                      443,561        248,337         (7,346)       240,991
Large Cap Growth
  Concentrated Fund              111,384         35,874         (2,757)        33,117
Large Cap Growth Fund             94,461         43,871         (1,284)        42,587
Select Growth Fund               122,124         32,791         (2,629)        30,162
Strategic Small
  Company Fund                    39,813         14,561         (1,652)        12,909
Analytic Disciplined
  Equity Fund                     46,888          6,444           (923)         5,521
Focused Fund                      18,427          1,906           (412)         1,494
Large Cap Fund                   101,759          5,825         (3,721)         2,104
Mid-Cap Fund                     378,027         86,550         (7,464)        79,086
Small Cap Fund                    49,817          9,780         (2,960)         6,820
Clipper Focus Fund             1,211,035        228,238       (104,877)       123,361
TS&W Small Cap
  Value Fund                      55,484         24,529         (2,109)        22,420
Heitman REIT Fund                158,912         41,225           (938)        40,287
Technology &
  Communications Fund            153,094         75,725         (1,412)        74,313
Dwight Intermediate
  Fixed Income Fund               10,532             63            (79)           (16)
Dwight Short Term
  Fixed Income Fund              364,158             70         (4,232)        (4,162)

7. CONCENTRATIONS/RISKS

The Cash Reserves Fund invests in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain funds invest a high percentage of their assets in specific sectors of the market, including technology. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate its investments in a particular sector. In addition, the REIT and Technology & Communications Funds are concentrated which means they may invest 25% or more of their net assets in specific industries.

8. LINE OF CREDIT

Prior to June 3, 2004, except for the Cash Reserves Fund, each Portfolio could borrow an amount up to its prospectus defined limitations, from a $150 million committed line of credit available to the Funds in the PBHG Funds and PBHG Insurance Series Fund. Effective June 3, 2004 the line of credit was discontinued. The Portfolios had no outstanding borrowings between April 1, 2004 and June 3, 2004.

9. INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds, PBHG Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (the "Funds"), each of the Funds may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and Liberty Ridge Capital, Inc.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the Funds may borrow more than 10% of their assets.

The Portfolios had no outstanding borrowings or loans under the interfund lending agreement at September 30, 2005 or at any time during the six months ended September 30, 2005.

10. LITIGATION

In June 2004, Liberty Ridge Capital reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and NYAG. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the PBHG Funds' Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds' Board of Trustees would be required to seek new management or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the PBHG Funds, Liberty Ridge Capital, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge Capital and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the PBHG Funds' Statement of Additional Information, Exhibit C. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of Liberty Ridge Capital as investment adviser of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

                                                                      PBHG FUNDS

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against Liberty Ridge Capital, as well as numerous unrelated mutual fund complexes and financial institutions and on August 30, 2005 entered a cease and desist order (the "WVAG Litigation"). PBHG Funds was not named as a defendant in these proceedings. The WVAG alleges that Liberty Ridge Capital permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Codess.46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a cease and desist order, restitution, costs and expenses, including counsel fees; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies (such actions, together with the Civil Litigation and the WVAG Litigation, the "Litigation"). If such other actions are filed, they will be described in the Statement of Additional Information.

At this stage of the Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. In the event PBHG Funds incurs any losses, costs or expenses in connection with such lawsuits, the PBHG Funds' Board of Trustees may pursue claims on behalf of the affected portfolios against any party that may have liability to the PBHG Funds in respect thereof. While it is currently too early to predict the result of the Litigation, Liberty Ridge Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the PBHG Funds. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Funds. In addition, if Liberty Ridge Capital is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge Capital, including each sub-adviser of PBHG Funds except Wellington Capital Management, from serving as an investment adviser to any registered investment company, including PBHG Funds. PBHG Funds has been informed by Liberty Ridge Capital, if these results occur, Liberty Ridge Capital will seek exemptive relief from the SEC to permit Liberty Ridge Capital to continue to serve as PBHG Funds' investment adviser. There is no assurance that such exemptive relief will be granted.

11. EXPENSES BORNE BY ADVISER

The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations and the Civil Litigation described above in Note 10. The Adviser has paid these expenses on behalf of the Fund. Had the Adviser not paid these expenses, the expenses for the Portfolios would have been higher than what is reflected in the financial highlights for the year ended March 31, 2004.

PBHG FUNDS

PBHG FUNDS SECURITY PROXY VOTING GUIDELINES (unaudited)
--------------------------------------------------------------------------------

A description of the guidelines that the PBHG Funds or the Funds' investment adviser/sub-advisers use to vote proxies relating to portfolio securities is available by request, by calling 800-433-0051, at http://www.pbhgfunds.com; or on the Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available, at http://www.pbhgfunds.com; or on the Commission's website at http://www.sec.gov.

PBHG FUNDS FORM N-Q INFORMATION (unaudited)
--------------------------------------------------------------------------------

The PBHG Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Funds' Forms N-Q are available at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                                      PBHG FUNDS

                                          PORTFOLIO EXPENSES EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

                     SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE
                         SEPTEMBER 30, 2005 (UNAUDITED)

EXAMPLE. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. The Funds may charge transaction fees, including sales charges (loads) on purchase payments; redemption fees; and exchange fees. The Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2005.

ACTUAL EXPENSES. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the $10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Annualized Expenses

                                                       ANNUALIZED     EXPENSES
                            BEGINNING      ENDING        EXPENSE        PAID
                             ACCOUNT       ACCOUNT       RATIOS        DURING
                              VALUE         VALUE      FOR THE SIX    SIX MONTH
                             4/1/05        9/30/05    MONTH PERIOD     PERIOD*
--------------------------------------------------------------------------------
PBHG Emerging Growth Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return      $   1,000.00  $   1,095.00          1.50% $       7.88
  Hypothetical 5% Return      1,000.00      1,017.55          1.50          7.59
--------------------------------------------------------------------------------
PBHG Emerging Growth Fund - Class A
--------------------------------------------------------------------------------
    Actual Fund Return        1,000.00      1,093.90          1.75          9.19
    Hypothetical 5% Return    1,000.00      1,016.29          1.75          8.85
--------------------------------------------------------------------------------
PBHG Emerging Growth Fund - Class C
--------------------------------------------------------------------------------
    Actual Fund Return        1,000.00      1,090.00          2.50         13.10
    Hypothetical 5% Return    1,000.00      1,012.53          2.50         12.61
--------------------------------------------------------------------------------
PBHG Growth Fund - PBHG Class
--------------------------------------------------------------------------------
    Actual Fund Return        1,000.00      1,081.20          1.44          7.51
    Hypothetical 5% Return    1,000.00      1,017.85          1.44          7.28
--------------------------------------------------------------------------------
PBHG Growth Fund - Advisor Class
--------------------------------------------------------------------------------
    Actual Fund Return        1,000.00      1,079.70          1.69          8.81
    Hypothetical 5% Return    1,000.00      1,016.60          1.69          8.54
--------------------------------------------------------------------------------
PBHG Growth Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return      $   1,000.00  $   1,079.80          1.69% $       8.81
  Hypothetical 5% Return      1,000.00      1,016.60          1.69          8.54
--------------------------------------------------------------------------------
PBHG Growth Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,075.70          2.44         12.70
  Hypothetical 5% Return      1,000.00      1,012.84          2.44         12.31
--------------------------------------------------------------------------------
PBHG Large Cap Growth Concentrated Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,115.50          1.49          7.90
  Hypothetical 5% Return      1,000.00      1,017.60          1.49          7.54
--------------------------------------------------------------------------------
PBHG Large Cap Growth Concentrated Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,113.80          1.74          9.22
  Hypothetical 5% Return      1,000.00      1,016.34          1.74          8.80
--------------------------------------------------------------------------------
PBHG Large Cap Growth Concentrated Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,114.50          1.74          9.22
  Hypothetical 5% Return      1,000.00      1,016.34          1.74          8.80
--------------------------------------------------------------------------------

PBHG FUNDS

--------------------------------------------------------------------------------

                                                       ANNUALIZED     EXPENSES
                            BEGINNING      ENDING        EXPENSE        PAID
                             ACCOUNT       ACCOUNT       RATIOS        DURING
                              VALUE         VALUE      FOR THE SIX    SIX MONTH
                             4/1/05        9/30/05    MONTH PERIOD     PERIOD*
--------------------------------------------------------------------------------
PBHG Large Cap Growth Concentrated Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return      $   1,000.00  $   1,110.00          2.49% $      13.17
  Hypothetical 5% Return      1,000.00      1,012.58          2.49         12.56
--------------------------------------------------------------------------------
PBHG Large Cap Growth Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,085.90          1.34          7.01
  Hypothetical 5% Return      1,000.00      1,018.35          1.34          6.78
--------------------------------------------------------------------------------
PBHG Large Cap Growth Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,084.80          1.59          8.31
  Hypothetical 5% Return      1,000.00      1,017.10          1.59          8.04
--------------------------------------------------------------------------------
PBHG Large Cap Growth Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,084.70          1.59          8.31
  Hypothetical 5% Return      1,000.00      1,017.10          1.59          8.04
--------------------------------------------------------------------------------
PBHG Large Cap Growth Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,081.00          2.34         12.21
  Hypothetical 5% Return      1,000.00      1,031.34          2.34         11.81
--------------------------------------------------------------------------------
PBHG Select Growth Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,092.20          1.56          8.18
  Hypothetical 5% Return      1,000.00      1,017.25          1.56          7.89
--------------------------------------------------------------------------------
PBHG Select Growth Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,090.60          1.81          9.49
  Hypothetical 5% Return      1,000.00      1,015.99          1.81          9.15
--------------------------------------------------------------------------------
PBHG Select Growth Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,086.50          2.56         13.39
  Hypothetical 5% Return      1,000.00      1,012.23          2.56         12.91
--------------------------------------------------------------------------------
PBHG Strategic Small Company Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,077.40          1.50          7.81
  Hypothetical 5% Return      1,000.00      1,017.55          1.50          7.59
--------------------------------------------------------------------------------
PBHG Strategic Small Company Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,075.80          1.75          9.11
  Hypothetical 5% Return      1,000.00      1,016.29          1.75          8.85
--------------------------------------------------------------------------------
PBHG Strategic Small Company Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,075.60          1.75          9.11
  Hypothetical 5% Return      1,000.00      1,016.29          1.75          8.85
--------------------------------------------------------------------------------
PBHG Strategic Small Company Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,071.70          2.50         12.98
  Hypothetical 5% Return      1,000.00      1,012.53          2.50         12.61
--------------------------------------------------------------------------------
Analytic Disciplined Equity Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return      $   1,000.00  $   1,052.80          1.27% $       6.54
  Hypothetical 5% Return      1,000.00      1,018.70          1.27          6.43
--------------------------------------------------------------------------------
Analytic Disciplined Equity Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,051.00          1.52          7.82
  Hypothetical 5% Return      1,000.00      1,017.45          1.52          7.69
--------------------------------------------------------------------------------
Analytic Disciplined Equity Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,047.50          2.27         11.65
  Hypothetical 5% Return      1,000.00      1,013.69          2.27         11.46
--------------------------------------------------------------------------------
PBHG Focused Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,050.00          1.47          7.55
  Hypothetical 5% Return      1,000.00      1,017.70          1.47          7.44
--------------------------------------------------------------------------------
PBHG Focused Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,048.50          1.72          8.83
  Hypothetical 5% Return      1,000.00      1,016.44          1.72          8.69
--------------------------------------------------------------------------------
PBHG Focused Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,044.70          2.47         12.66
  Hypothetical 5% Return      1,000.00      1,012.68          2.47         12.46
--------------------------------------------------------------------------------
PBHG Large Cap Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,033.80          1.27          6.48
  Hypothetical 5% Return      1,000.00      1,018.70          1.27          6.43
--------------------------------------------------------------------------------
PBHG Large Cap Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,031.40          1.52          7.74
  Hypothetical 5% Return      1,000.00      1,017.45          1.52          7.69
--------------------------------------------------------------------------------
PBHG Large Cap Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,032.20          1.52          7.74
  Hypothetical 5% Return      1,000.00      1,017.45          1.52          7.69
--------------------------------------------------------------------------------
PBHG Large Cap Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,028.10          2.27         11.54
  Hypothetical 5% Return      1,000.00      1,013.69          2.27         11.46
--------------------------------------------------------------------------------
PBHG Mid-Cap Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,090.70          1.39          7.29
  Hypothetical 5% Return      1,000.00      1,018.10          1.39          7.03
--------------------------------------------------------------------------------
PBHG Mid-Cap Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,089.40          1.64          8.59
  Hypothetical 5% Return      1,000.00      1,016.85          1.64          8.29
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

--------------------------------------------------------------------------------

                                                       ANNUALIZED     EXPENSES
                            BEGINNING      ENDING        EXPENSE        PAID
                             ACCOUNT       ACCOUNT       RATIOS        DURING
                              VALUE         VALUE      FOR THE SIX    SIX MONTH
                             4/1/05        9/30/05    MONTH PERIOD     PERIOD*
--------------------------------------------------------------------------------
PBHG Mid-Cap Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return      $   1,000.00  $   1,089.50          1.64% $       8.59
  Hypothetical 5% Return      1,000.00      1,016.85          1.64          8.29
--------------------------------------------------------------------------------
PBHG Mid-Cap Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,085.50          2.39         12.50
  Hypothetical 5% Return      1,000.00      1,013.09          2.39         12.06
--------------------------------------------------------------------------------
PBHG Small Cap Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       1,049.60          1.50          7.71
  Hypothetical 5% Return     1,000.00       1,017.55          1.50          7.59
--------------------------------------------------------------------------------
PBHG Small Cap Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,048.30          1.75          8.99
  Hypothetical 5% Return      1,000.00      1,016.29          1.75          8.85
--------------------------------------------------------------------------------
PBHG Small Cap Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,048.50          1.75          8.99
  Hypothetical 5% Return      1,000.00      1,016.29          1.75          8.85
--------------------------------------------------------------------------------
PBHG Small Cap Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,044.00          2.50         12.81
  Hypothetical 5% Return      1,000.00      1,012.53          2.50         12.61
--------------------------------------------------------------------------------
Clipper Focus Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,025.80          1.40          7.11
  Hypothetical 5% Return      1,000.00      1,018.05          1.40          7.08
--------------------------------------------------------------------------------
Clipper Focus Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,024.70          1.65          8.37
  Hypothetical 5% Return      1,000.00      1,016.80          1.65          8.34
--------------------------------------------------------------------------------
Clipper Focus Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,024.10          1.65          8.37
  Hypothetical 5% Return      1,000.00      1,016.80          1.65          8.34
--------------------------------------------------------------------------------
Clipper Focus Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,020.70          2.40         12.16
  Hypothetical 5% Return      1,000.00      1,013.04          2.40         12.11
--------------------------------------------------------------------------------
TS&W Small Cap Value Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,097.20          1.50          7.89
  Hypothetical 5% Return      1,000.00      1,017.55          1.50          7.59
--------------------------------------------------------------------------------
TS&W Small Cap Value Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,095.70          1.75          9.19
  Hypothetical 5% Return      1,000.00      1,016.29          1.75          8.85
--------------------------------------------------------------------------------
TS&W Small Cap Value Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return      $   1,000.00  $   1,091.70          2.50% $      13.11
  Hypothetical 5% Return      1,000.00      1,012.53          2.50         12.61
--------------------------------------------------------------------------------
Heitman REIT Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,165.60          1.34          7.27
  Hypothetical 5% Return      1,000.00      1,018.35          1.34          6.78
--------------------------------------------------------------------------------
Heitman REIT Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,164.00          1.59          8.63
  Hypothetical 5% Return      1,000.00      1,017.10          1.59          8.04
--------------------------------------------------------------------------------
Heitman REIT Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,163.40          1.59          8.62
  Hypothetical 5% Return      1,000.00      1,017.10          1.59          8.04
--------------------------------------------------------------------------------
Heitman REIT Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,159.90          2.34         12.67
  Hypothetical 5% Return      1,000.00      1,013.34          2.34         11.81
--------------------------------------------------------------------------------
PBHG Technology & Communications Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,126.00          1.65          8.82
  Hypothetical 5% Return      1,000.00      1,016.80          1.65          8.34
--------------------------------------------------------------------------------
PBHG Technology & Communications Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,125.40          1.90         10.12
  Hypothetical 5% Return      1,000.00      1,015.54          1.90          9.60
--------------------------------------------------------------------------------
PBHG Technology & Communications Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,124.50          1.90         10.12
  Hypothetical 5% Return      1,000.00      1,015.54          1.90          9.60
--------------------------------------------------------------------------------
PBHG Technology & Communications Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,121.10          2.65         14.09
  Hypothetical 5% Return      1,000.00      1,011.78          2.65         13.36
--------------------------------------------------------------------------------
Dwight Intermediate Fixed Income Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,018.70          0.85          4.30
  Hypothetical 5% Return      1,000.00      1,020.81          0.85          4.31
--------------------------------------------------------------------------------
Dwight Intermediate Fixed Income Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,017.50          1.10          5.56
  Hypothetical 5% Return      1,000.00      1,019.55          1.10          5.57
--------------------------------------------------------------------------------
Dwight Intermediate Fixed Income Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,013.70          1.85          9.34
  Hypothetical 5% Return      1,000.00      1,015.79          1.85          9.35
--------------------------------------------------------------------------------

PBHG FUNDS

PORTFOLIO EXPENSES EXAMPLE (UNAUDITED) -- Concluded
--------------------------------------------------------------------------------

                                                       ANNUALIZED     EXPENSES
                            BEGINNING      ENDING        EXPENSE        PAID
                             ACCOUNT       ACCOUNT       RATIOS        DURING
                              VALUE         VALUE      FOR THE SIX    SIX MONTH
                             4/1/05        9/30/05    MONTH PERIOD     PERIOD*
--------------------------------------------------------------------------------
Dwight Short Term Fixed Income Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return      $   1,000.00  $   1,015.60          0.75% $       3.79
  Hypothetical 5% Return      1,000.00      1,021.31          0.75          3.80
--------------------------------------------------------------------------------
Dwight Short Term Fixed Income Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,013.30          1.00          5.05
  Hypothetical 5% Return      1,000.00      1,020.05          1.00          5.06
--------------------------------------------------------------------------------
Dwight Short Term Fixed Income Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,013.30          1.00          5.05
  Hypothetical 5% Return      1,000.00      1,020.05          1.00          5.06
--------------------------------------------------------------------------------
Dwight Short Term Fixed Income Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,010.80          1.50          7.56
  Hypothetical 5% Return      1,000.00      1,017.55          1.50          7.59
--------------------------------------------------------------------------------
PBHG Cash Reserves Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return          1,000.00      1,012.00          0.87          4.39
  Hypothetical 5% Return      1,000.00      1,020.71          0.87          4.41

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect (the one-half year period).

                                                                      PBHG FUNDS

                                     BOARD REVIEW AND APPROVAL OF NEW INVESTMENT
                                      MANAGEMENT AGREEMENTS AND FEES (UNAUDITED)

SUMMARY

On September 30, 2005, the Board of Trustees ("Board") of PBHG Funds ("Trust") approved a restructuring of the advisory, sub-advisory and servicing arrangements for the Trust. As part of this restructuring, the Board approved a new investment management agreement ("Management Agreement") with Old Mutual Capital, Inc. ("OMCAP") and new sub-advisory agreements ("Sub-Advisory Agreements") with the current sub-advisers to the Trust (collectively, "Management Agreements"), subject to shareholder approval. Under the new structure, OMCAP will have day-to-day responsibility for overall investment supervision, compliance and administrative functions for each of the portfolios of the Trust (each, a "Fund" and together, the "Funds") and the portfolio management function will be performed by the sub-advisers. In order to avoid disruption, OMCAP and the sub-advisers are expected to assume these responsibilities under interim Management Agreements approved by the Board. These interim Management Agreements will expire on the earlier of (i) the date on which the shareholders of each Fund approve the Management Agreements or (ii) 150 days from the date each Fund's existing investment advisory agreement terminates.

The new Management Agreements include a reduction in the management fees paid by the Funds, more significant breakpoints and contractual expense limitations. As part of the restructuring, the Board also approved changing the name of the Trust to Old Mutual Advisor Funds II and changing the names of each of the Funds to include the Old Mutual name. The following discussion outlines the background of these proposals and the Board's considerations.

BACKGROUND

On June 9, 2005, senior management of Old Mutual (US) Holdings Inc. ("OMUSH"), the parent of the Funds' current investment adviser, Liberty Ridge Capital, Inc. ("LRC") and of OMCAP, proposed to the Board a restructuring of the investment advisory, sub-advisory and servicing arrangements for the Trust.

OMUSH proposed to transfer investment management of each of the Funds to OMCAP. OMUSH proposed that the Funds in the Trust advised by other sub-advisers other than LRC ("Sub-Advised Funds")would continue to be sub-advised by those entities with OMCAP as the principal investment manager. As proposed by OMUSH, all of the Sub-Advised Funds would be managed by OMCAP and all of the Funds except the Cash Reserves Fund would be sub-advised by entities which are OMUSH subsidiaries and OMCAP affiliates. Cash Reserves would continue to be managed by Wellington Management Company, LLP which is not affiliated with OMCAP.

OMUSH further proposed that because the expense ratios of the Funds were generally above industry median expense ratios for comparable funds, the expenses of providing those services could be reduced by a consolidation of operations at OMCAP's headquarters and by a restructuring of the Funds' investment advisory fees, administrative fees and expense limitation arrangements. OMUSH believed that these steps would benefit Fund shareholders through reduced expenses and a unified center to provide fund and shareholder servicing at OMCAP's offices.

The Board held numerous meetings in person or by telephone to consider, discuss and negotiate various aspects of the proposed restructuring. The Board utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and its affiliated sub-advisers ("Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund statistical service, on comparative mutual fund advisory fees and expenses levels.

SENIOR OFFICER'S REPORT

The Senior Officer's Report evaluating the proposed investment advisory and sub-advisory fees considered a number of specific factors applicable to each portfolio. These factors include

  o The nature and quality of the advisor's services, including Fund performance

  o  Management fees charged by the advisor to institutional and other clients

  o  Management fees incurred by other mutual funds for like services

  o Costs to the advisor and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit

  o Profit margins of the advisor and its affiliates from providing the services

  o  Possible economies of scale

The Senior Officer conducted due diligence in connection with his review, including the following:

  o Analyzed proposals submitted by OMCAP and the sub-advisers including financial statements and pro forma analyses

  o Visited the offices of OMCAP and several sub-advisers to interview portfolio managers and administrative officers

  o Reviewed the report prepared by Lipper that compared the advisory fees, administrative fees and expense ratios of each the Funds with those of other funds in a Lipper peer group

  o  Reviewed additional comparative industry data

The Senior Officer recommended that the Board approve the proposed Management Agreement and the Sub-Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the approval on September 30, 2005 by the Board of recommending to Fund shareholders that they approve the new Management Agreements with OMCAP, and the new Investment Sub-Advisory Agreements with the various sub-advisers of the following Sub-Advised Funds at an upcoming shareholder meeting: Analytic Disciplined Equity Fund, Heitman REIT Fund, Clipper Focus Fund, TS&W Small Cap Value Fund, Dwight Intermediate Fixed Income Fund, Dwight Short Term Fixed Income Fund and PBHG Cash Reserves Fund. The Board subsequently approved an Investment Sub-Advisory Agreement for the Clipper Focus Fund on October 19, 2005. The Board continues to review sub-advisory options for the LRC-managed portfolios.

DESCRIPTION OF ADVISER AND SUB-ADVISERS

OMCAP

OMCAP, located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, was organized in 2004 and is a subsidiary of OMUSH, which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm ("Old Mutual"). Since 2004, OMCAP has been the investment adviser to the Old Mutual Advisor Funds, an affiliated mutual fund company. OMCAP has also been appointed as investment manager of the Old Mutual Insurance Series Fund portfolios, subject to shareholder approval, and will manage those portfolios under an interim agreement.

BOARD CONSIDERATIONS

In reviewing the proposed restructuring and the new Management Agreement between the Trust, and OMCAP, and the Sub-Advisory Agreements the Board considered the following matters:

PBHG FUNDS

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT
MANAGEMENT AGREEMENTS AND FEES (UNAUDITED) -- Continued

o Nature and Extent of Services -- The Board noted that under the current structure, investment management and administrative services were provided to the Sub-Advised Funds under separate agreements between LRC and its affiliate, Old Mutual Funds Services ("OMFS"). LRC, OMFS and OMCAP are all direct or indirect subsidiaries of OMUSH. The Board concluded that the management and administrative services should be provided under a single, unified management agreement with OMCAP. The Board believed that the unified agreement would better reflect the overall responsibility of OMCAP to provide all management and administrative services to the Sub-Advised Funds and the unified agreement provided a clearer focus on expenses incurred by the Sub-Advised Funds for these services.

o Management Fees -- After extensive discussions between OMCAP and the Board, the combined investment advisory and administrative fee (the "Management Fee") for each of the Sub-Advised Funds was reduced from the current Management Fee level. Also, as a result of the new breakpoints and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Fund Expenses), the effective Management Fee for each Sub-Advised Fund was reduced to a level comparable to the median combined advisory and administrative fees paid by unaffiliated funds in a peer group selected by Lipper, an independent statistical service. A more detailed discussion of each Sub-Advised Fund's Management Fee is contained below.

o Breakpoints for Management Fees -- As part of the discussions with the Board, OMCAP proposed that new and more robust Management Fee breakpoints be established to benefit the Sub-Advised Funds. The Trustees considered the breakpoints proposed by OMCAP that institute a framework of expense savings to pass on to shareholders resulting from economies of scale.

o Fund Expenses -- As a result of extensive discussions between OMCAP and the Board, OMCAP undertook to provide expense limitation agreements for each Sub-Advised Fund to cap expenses borne by the Sub-Advised Fund and its shareholders. These expense limitation agreements provide a meaningful reduction in the Sub-Advised Funds' expense ratios, and bring the total annual operating expense ratios of most Sub-Advised Funds to levels at or near the median total expense ratios of unaffiliated funds in a peer group selected by Lipper. These expense limitation agreements will remain in place for at least a three (3) year period. A more detailed discussion of each Sub-Advised Fund's expense limitation agreement is contained below.

o Compliance Undertakings -- Over the last year and a half, LRC has adopted additional compliance policies and procedures ("Compliance Undertakings"). Certain of the Compliance Undertakings were adopted pursuant to settlements with the Securities and Exchange Commission and separately with the New York Attorney General. Many of these Compliance Undertakings are more extensive than that required by current regulations. Since these Compliance Undertakings represent protection to the Sub-Advised Funds and their shareholders, OMCAP has contractually agreed to assume all of the Compliance Undertakings in connection with the approval of the new Management Agreement.

o Benefits derived by OMCAP from its relationship with the Sub-Advised Funds -- The Trustees considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its subsidiaries, and the Sub-Advisers in connection with providing services to the Sub-Advised Funds. The Trustees also weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, OMUSH.

MANAGEMENT AGREEMENTS

Discussed below are the investment advisory fee and expense limitation elements of the new Management and Sub-Advisory Agreements for the Sub-Advised Funds.

With respect to each Fund, the Board considered the following matters:

   ANALYTIC DISCIPLINED EQUITY FUND -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Analytic Investors, Inc. ("Analytic"), the sub-adviser to the Fund.

   With respect to performance, the Trustees favorably weighed the Fund's short and medium-term performance which was close to the median of its peer group and its long-term performance, which was generally in line with the Fund's benchmark and above the median of the Fund's peer group. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Analytic Disciplined Equity Fund during the prior calendar year.

   OMCAP proposed that the Management Fee for this Fund start at 0.80% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.75%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 1.10% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund's expense limitation arrangement with LRC capped total annual operating expenses at 1.50% and its current expense ratio is 1.44%.

   The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.34% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

   Senior Officer's Report -- With respect to Management Fees, the Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is at the median of the Fund's Lipper peer group. Further, OMCAP's proposal caps expenses at the median for its Lipper peer group for three (3) years resulting in a first year pro forma reduction of 0.34% in both the Fund's expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

   Board Conclusions -- The Board concluded that in view of the historical performance of the Fund, the level of services provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreement with OMCAP and the Sub-Advisory Agreement with Analytic.

   CLIPPER FOCUS FUND -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Pacific Financial Research, Inc. ("PFR"), the sub-adviser to the Fund.

   The Trustees considered the decision of three senior portfolio managers at PFR to retire on December 31, 2005 and the proposal by OMUSH that PFR become a subsidiary of Barrow, Hanley, Mewhinney and Strauss (BHMS), an OMCAP affiliate, and that BHMS portfolio managers, jointly employed with PFR, take the lead on portfolio management with the assistance of the remaining PFR portfolio managers. The Trustees considered the depth and breadth of the BHMS portfolio management team that would be joining the remaining PFR team, which will include James P. Barrow, who would serve as senior portfolio manager of the Fund.

                                                                      PBHG FUNDS

                                     BOARD REVIEW AND APPROVAL OF NEW INVESTMENT
                         MANAGEMENT AGREEMENTS AND FEES (UNAUDITED) -- Continued


   With respect to performance, the Trustees favorably weighed the excellent long-term performance record of the Fund, noting that recent performance has been less impressive. The Trustees also favorably weighed that the performance of a BHMS composite of accounts with investment strategies similar to those of the Fund outperformed the Clipper Focus Fund over the past three and five years, most notably for the three year period which was a period of underperformance for the Clipper Focus Fund. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Clipper Focus Fund during the prior calendar year.

   OMCAP proposed that the Management Fee for this Fund start at 1.00% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.95%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 1.10% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund's expense limitation arrangement with LRC capped total annual operating expenses at 1.40% and its current expense ratio is 1.47%.

   The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.27% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

   Senior Officer's Report -- With respect to Management Fees, the Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is high relative to the median of the Fund's Lipper peer group, OMCAP's proposal to cap expenses for three (3) years results in a first year pro forma reduction of 0.27% in both the Fund's expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

   Board Conclusions -- The Board concluded that in view of the historical performance of the Fund and the historical performance of a BHMS composite of accounts with investment strategies similar to the those of the Fund, the level of services provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreement with OMCAP and the Sub-Advisory Agreement with PFR.

   TS&W SMALL CAP VALUE FUND -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Thompson Seigel & Walmsley, Inc. ("TS&W"), the sub-adviser to the Fund. The Trustees favorably considered the short and medium-term performance of the Fund which was significantly above the median of its peer group. The Trustees also noted that the Fund was closed to new investors at the request of TS&W due to capacity issues in TS&W's small cap value strategy, which included the Fund's assets.

   OMCAP proposed that the Management Fee for this Fund start at 1.10% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 1.05%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 1.30% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund's current expense limitation arrangement with LRC capped total annual operating expenses at 1.50% and its current expense ratio is 1.54%.

   The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.24% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

   Senior Officer's Report -- With respect to Management Fees, the Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is high relative to the median of the Fund's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three (3) years results in a first year pro forma reduction of 0.24% in both the Fund's expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

   Board Conclusions -- The Board concluded that in view of the historical performance of the Fund, the level of services provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreement with OMCAP and the Sub-Advisory Agreement with TS&W.

   HEITMAN REIT FUND -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Heitman Real Estate Securities LLC ("Heitman"), the sub-adviser to the Fund. The Trustees favorably weighed the short, medium and long-term performance of the Fund which was above the median of its peer group.

   OMCAP proposed that the Management Fee for this Fund start at 0.90% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.85%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund's current expense limitation arrangement with LRC capped total annual operating expenses at 1.50% and its current expense ratio is 1.24%.

   The proposed expense limitation arrangement will not impact the effective Management Fee based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

   Senior Officer's Report -- With respect to Management Fees, the Board noted that the Senior Officer's Report had indicated that contractual Management Fee was the same as the Lipper median for comparable funds. The Senior Officer recommended that the Board approve the proposed contract and fees.

   Board Conclusions -- The Board concluded that in view of the historical performance of the Fund, the level of services provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreement with OMCAP and the Sub-Advisory Agreement with Heitman.

   DWIGHT INTERMEDIATE FIXED INCOME FUND -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Dwight Asset Management Company ("Dwight"), the sub-adviser to the Fund. The Trustees noted that the Fund had commenced operations in July, 2003 and therefore did not have a long performance record to assess, however its one year performance record was significantly above the median of its peer group.

PBHG FUNDS

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT
MANAGEMENT AGREEMENTS AND FEES (UNAUDITED) -- Concluded


   OMCAP proposed that the Management Fee for this Fund start at 0.45% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.025% to 0.425%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund's current expense limitation arrangement with LRC capped total annual operating expenses at 0.85% and its current expense ratio is 1.81%.

   The proposed expense limitation arrangement will also reduce the effective Management Fee to 0.00% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

   Senior Officer's Report -- With respect to Management Fees, the Board noted that the Senior Officer's Report had indicated that the contractual Management Fee was below the Lipper median for comparable funds and that the effective investment advisory fee after giving effect to the new breakpoint schedule and the expense limitation arrangement will be 0.00% and in addition OMCAP will reimburse Fund expenses. The Senior Officer recommended that the Board approve the proposed contract and fees.

   Board Conclusions -- The Board concluded that in view of the historical performance of the Fund, the level of services provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreement with OMCAP and the Sub-Advisory Agreement with Dwight.

   DWIGHT SHORT TERM FIXED INCOME FUND -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Dwight, the sub-adviser to the Fund. The Trustees noted that because the Fund changed its investment strategy in September, 2004 from a stable value strategy to a short-term fixed income strategy, the Fund did not have a performance record of any meaningful length to assess.

   OMCAP proposed that the Management Fee for this Fund start at 0.45% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.025% to 0.425%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 0.70% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund's current expense limitation arrangement with LRC capped total annual operating expenses at 0.75% and its current expense ratio is 0.97%.

   The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.27% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

   Senior Officer's Report -- With respect to Management Fees, the Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is about average relative both to the other fixed income Funds and to the median of the Fund's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three (3) years results in a first year pro forma reduction of 0.27% in both the Fund's expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

   Board Conclusions -- The Board concluded that in view of the level of services provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreement with OMCAP and the Sub-Advisory Agreement with Dwight.

   PBHG CASH RESERVES FUND -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Wellington Management Company, LLP ("Wellington"), the sub-adviser to the Fund. The Trustees noted that the Fund is a money market fund that primarily provides a short-term investment option for PBHG Funds' retail shareholders. The Trustees noted that the Fund's short, medium and long-term performance was below the median of its peer group; however, they acknowledged that the Fund was being managed within the conservative parameters requested by the Board.

   OMCAP proposed that the Management Fee for this Fund start at 0.40% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.025% to 0.275%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 0.73% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund had no expense limitation arrangement with LRC and its current expense ratio is 0.90%.

   The proposed expense limitation arrangement will reduce the effective Management Fee by 0.17% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

   Senior Officer's Report -- With respect to Management Fees, the Board noted that the Senior Officer's Report had indicated that the contractual Management Fee was comfortably within the range of management fees for money market funds, which is especially true after giving effect to the proposed fee cap which will reduce the effective Management Fee to 0.13%. The Senior Officer recommended that the Board approve the proposed contract and fees.

   Board Conclusions -- The Board concluded that in view of the level of the historical performance of the Fund, the services provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreement with OMCAP and the Sub-Advisory Agreement with Dwight.

[PBHG LOGO OMITTED]

For more information about the PBHG Funds, contact us:

By Telephone
     1-800-433-0051

By Mail
     P.O. Box 219534
     Kansas City, MO 64121-9534

On the Internet
     www.PBHGfunds.com


This semi-annual report is intended for the information of PBHG Funds shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. Portfolios described in this report are part of the PBHG Funds. Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. Please call 1-800-433-0051 for a free prospectus that contains this and other important information. Read the prospectus carefully before investing.

Old Mutual Investment Partners, NASD Member Firm, Distributor

D-05-418 10/2005

Item 1.    Reports to Stockholders.

Item 2.    Code of Ethics.

Not applicable for semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.   Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11.   Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

Items 12.  Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 PBHG Funds


                                                 By:  /s/ David J. Bullock
                                                 -------------------------------
                                                 David J. Bullock, President and
                                                 Principal Executive Officer
Date December 5, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                                 By:  /s/ David J. Bullock
                                                 -------------------------------
                                                 David J. Bullock, President and
                                                 Principal Executive Officer
Date December 5, 2005


                                                 By:  /s/ Mark E. Black
                                                 -------------------------------
                                                 Mark E. Black, Treasurer and
                                                 Principal Financial Officer
Date December 5, 2005